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TABLE OF CONTENTS 2
PART C

As filed with the Securities and Exchange Commission on July 31, 2017

Registration No. 333-212142

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

245 Park Avenue, 44th Floor
New York, New York 10167
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Joshua M. Bloomstein
General Counsel
Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167
(212) 750-7300
(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling
Proskauer Rose LLP
2049 Century Park East, 32nd Floor
Los Angeles, CA 90067-3206
(310) 557-2900

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

                     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

                     It is proposed that this filing will become effective (check appropriate box):

                     ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $0.001 par value per share(2)(3)

Preferred Stock, $0.001 par value per share(2)

Subscription Rights(2)

Warrants(3)

Debt Securities(5)

Units(6)

Total			$3,000,000,000(7)	$302,100(8)

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(3)
Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(5)
Subject to Note 7 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $3,000,000,000.

(6)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(7)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $3,000,000,000.

(8)
Previously paid.

                     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated July 31, 2017

PROSPECTUS

$3,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

              Ares Capital Corporation is a specialty finance company that is a closed- end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

              We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management, L.P., a publicly traded, leading global asset manager. Ares Operations LLC, a subsidiary of Ares Management, L.P., provides certain administrative and other services necessary for us to operate.

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On July 27, 2017 the last reported sales price of our common stock on The NASDAQ Global Select Market was $16.43 per share. The net asset value per share of our common stock at March 31, 2017 (the last date prior to the date of this prospectus on which we determined net asset value) was $16.50.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 24 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

              The date of this prospectus is                        , 2017.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

 ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission (the "SEC"), using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the accompanying prospectus supplement. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management, L.P. (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds).

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. As of March 31, 2017, we were the largest BDC with approximately $12.0 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the American Capital Acquisition (as defined below), American

Capital's (as defined below) equity investments, including equity investments pursuant to which American Capital controlled a particular portfolio company, became part of our portfolio.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2017, Ares had approximately 370 investment professionals and approximately 585 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP (as defined below), as "non-qualifying assets" should the Staff ultimately disagree with our position.

The American Capital Acquisition

              On January 3, 2017, we completed our acquisition (the "American Capital Acquisition") of American Capital, Ltd. ("American Capital") in a cash and stock transaction valued at approximately $4.2 billion. In connection with the stock consideration, we issued approximately 112 million shares of our common stock to American Capital's then-existing stockholders (including holders of outstanding in-the-money American Capital stock options), thereby resulting in our then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company. See Note 14 to our consolidated financial statements for the three months ended March 31, 2017 and Note 16 to our consolidated financial statements for the year ended December 31, 2016 for additional information regarding the American Capital Acquisition.

              In connection with the American Capital Acquisition, Ares Capital Management has agreed to waive up to $100 million in income based fees from us for the first ten calendar quarters beginning with the second quarter of 2017, in an amount equal to the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for each such quarter, in each case, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement (the "Fee Waiver").

Co-Investment Programs

    Senior Direct Lending Program

              We established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). The SDLP may generally commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of March 31, 2017, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

              As of March 31, 2017, we and Varagon and its clients have agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which approximately $1.3 billion has been funded. As of March 31, 2017, we agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) $591 million, of which $269 million was funded. As of March 31, 2017, the SDLP had commitments to fund delayed draw loans to certain of its portfolio companies of $168 million, which had been approved by the investment committee of the SDLP as described above, of which $35 million was committed by us. As of March 31, 2017, the amortized cost and fair value of the SDLP Certificates held by us were $269 million and $269 million, respectively, which represented approximately 2.4% of our total portfolio at fair value. As of March 31, 2017, the SDLP had 14 different underlying borrowers. For more information on the SDLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Direct Lending Program."

    Senior Secured Loan Program

              We and General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") have co-invested in first lien senior secured loans of middle market companies through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "the Senior Secured Loan Program") or the SSLP (the "SSLP"). The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of our representatives and the representatives of GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner.

              As of March 31, 2017, we and GE had outstanding amounts funded of approximately $3.3 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2017, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $50 million, which had been approved by the investment committee of the SSLP as described above. As of March 31, 2017, we had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of March 31, 2017, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $7 million. As of March 31, 2017, the amortized cost and fair value of the SSLP Certificates held by us were $1.9 billion and $1.9 billion (including unrealized depreciation of $19 million), respectively, which represented approximately 16.8% of our total portfolio at fair value. As of March 31, 2017, the SSLP had 18 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

Ivy Hill Asset Management, L.P.

              As of March 31, 2017, our portfolio company, IHAM, an SEC-registered investment adviser, managed 22 vehicles and served as the sub-manager/sub-servicer for two other vehicles (such vehicles, the "IHAM Vehicles"). As of March 31, 2017, IHAM had assets under management of approximately $4.3 billion. As of March 31, 2017 Ares Capital had invested approximately $296 million (at amortized cost) in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

              On May 19, 2017, pursuant to approval granted at a special meeting of stockholders of American Capital Senior Floating, Ltd. ("ACSF"), IHAM entered into a new management agreement with ACSF, a Maryland corporation that has elected to be regulated as a BDC under the Investment Company Act, pursuant to which IHAM serves as ACSF's investment adviser.

              See Note 4 to our consolidated financial statements for the year ended December 31, 2016 and the three months ended March 31, 2017 for more information about IHAM and Note 16 to our consolidated financial statements for the year ended December 31, 2016 and Note 14 to our consolidated financial statements for the three months ended March 31, 2017 for information related to IHAM's role in the American Capital Acquisition.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 100 U.S.-based investment professionals as of March 31, 2017 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members comprised of certain of the U.S.-based partners of the Ares Credit Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

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  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

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  We believe disruption and volatility that occurs periodically in the credit markets, reduces capital available to certain capital providers, causing a reduction in competition. When these volatile market conditions occur, they often create opportunities to achieve attractive risk-adjusted returns.

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  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

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  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

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  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being the largest BDC makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2017, Ares oversaw a portfolio of investments in over 1,300 companies, approximately 565 structured assets and over 160 properties across over 60 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 20 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

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  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics;

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  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds) ("base management fees"), fees based on our net investment income ("income based fees") and fees based on our net capital gains ("capital gains incentive fees"). See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as our "administration agreement." See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. On January 18, 2017, we received an order from the SEC that permits us and other business development companies and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds (the "Order"). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit our ability to participate in a co-investment transaction.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Business—Operating and Regulatory Structure" and "Regulation." In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%. As of March 31, 2017, our asset coverage was 249% (excluding the SBA Debentures (as defined below)).

              In addition, as a consequence of us being a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments. See "Certain Material U.S. Federal Income Tax Considerations."

ACQUISITION OPPORTUNITIES

              We believe the recent volatility in the credit markets has increased the likelihood of further consolidation in our industry. From time to time, we evaluate potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              In this regard, on January 3, 2017, we completed the American Capital Acquisition. See "—The American Capital Acquisition" below for more information.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. We have incurred, and may in the future incur, significant expenses in connection with evaluating potential strategic acquisition and investment transactions.

INDEBTEDNESS

              As of March 31, 2017, we had approximately $4.7 billion in aggregate principal amount of total outstanding indebtedness, approximately $3.3 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital, approximately $622 million aggregate principal amount of which was secured indebtedness at the Ares Capital level and approximately $740 million aggregate principal amount of which was secured indebtedness of our consolidated subsidiaries.

              For more information on our debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RECENT DEVELOPMENTS

              In May 2017, we notified the trustee for the Company's 5.875% Senior Notes due 2022 (the "October 2022 Notes") of our election to redeem the entire $182.5 million aggregate principal amount outstanding of the October 2022 Notes and instructed the trustee to provide notice of such redemption to the holders of the October 2022 Notes in accordance with the terms of the indenture governing the October 2022 Notes. The redemption was completed on June 21, 2017. None of the October 2022 Notes remain outstanding.

              In May 2017, we entered into agreements with respect to the Revolving Credit Facility that, among other things, (a) increased the term loan tranche by $12.5 million to $395 million, (b) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $37.5 million from May 4, 2020 to January 4, 2021, and (c) extended the stated maturity date for certain lenders electing to extend their revolving commitments in an amount equal to $37.5 million from May 4, 2021 to January 4, 2022.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 24 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

  •
  The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

  •
  Uncertainty about the financial stability of the United States, China and several countries in Europe could have a significant adverse effect on our business, financial condition and results of operations.

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility and a failure to maintain our status as a RIC may subject us to additional corporate-level income taxes.

  •
  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

  •
  We may be unable to realize the benefits anticipated by the American Capital Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

  •
  Our ability to grow depends on our ability to raise capital.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested, subjects us to certain covenants with which we must comply and may increase the risk of investing with us.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable. Additionally, to the extent that we need liquidity and need to sell assets, the lack of liquidity in our investments may adversely affect our business.

  •
  Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Our investments, which are primarily in middle-market companies, may be risky and we could lose all or part of our investment.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our credit ratings may not reflect all risks of an investment in our debt securities.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

 OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              Pursuant to approval granted at a special meeting of stockholders held on May 22, 2017, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 22, 2018.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions

We currently intend to pay dividends or make other distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also pay additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—	(4)

Annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Base management fees	2.73%	(6)
Income based fees and capital gains incentive fees	1.48%	(7)
Interest payments on borrowed funds	3.22%	(8)
Other expenses	1.17%	(9)
Acquired fund fees and expenses	0.07%	(10)

Total annual expenses	8.67%	(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses." The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds. See "Dividend Reinvestment Plan" for more information.

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $7.0 billion for the three months ended March 31, 2017.

(6)
Our base management fee is currently 1.5% of our total assets (other than cash and cash equivalents) (which includes assets purchased with borrowed amounts). Our base management fee has been estimated by multiplying our average total assets (assuming we maintain no cash or cash equivalents) for the three months ended March 31, 2017 by 1.5%. The 2.73% reflected on the table is higher than 1.5% because it is calculated on our average net assets (rather than our average total assets) for the same period. See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's income based fees and capital gains incentive fees estimated by annualizing income based fees for the three months ended March 31, 2017 and the capital gains incentive fee expense accrued in accordance with U.S. generally accepted accounting principles ("GAAP") for the three months ended March 31, 2017, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement as of March 31, 2017.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, we have assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on our performance and will not be paid unless we achieve certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of these fees to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our initial public offering through March 31, 2017, the average quarterly fees accrued related to income based fees and capital gains incentive fees (including capital gains incentive fees accrued under GAAP even though they may not be payable) has been approximately 0.69% of our weighted average net assets (2.75% on an annualized basis). For more detailed information on the calculation of our income based fees and capital gains incentive fees, please see below. For more detailed information about income based fees and capital gains incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2016 and the three months ended March 31, 2017.

Income based fees are payable quarterly in arrears in an amount equal to 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no income based fees until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning in the second quarter of 2017, the lesser of (a) $10 million of the income based fees and (b) the amount of income based fees for such quarter, in each case, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement.

Capital gains incentive fees are payable annually in arrears in an amount equal to 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of capital gains incentive fees paid in all prior years.

We will defer cash payment of any income based fees and capital gains incentive fees otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expenses estimated by annualizing our actual interest and credit facility expenses incurred for the three months ended March 31, 2017. During the three months ended March 31, 2017, our average outstanding borrowings were approximately $4.6 billion and cash paid for interest expense was $48 million. We had outstanding borrowings of approximately $4.7 billion (with a carrying value of approximately $4.6 billion) as of March 31, 2017. This item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we may employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing "Other expenses" for the three months ended March 31, 2017 (other than $26 million of professional and other costs related to the American Capital Acquisition, which are included in "Other Expenses" but not annualized). The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which we invest. Such underlying funds or other investment vehicles are referred to in this prospectus as "Acquired Funds." This amount includes the estimated annual fees and operating expenses of Acquired Funds as of March 31, 2017. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% and 25% of net profits. When applicable, fees and operating expenses estimates are based on historic fees and operating expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and operating expenses are estimates based on expected fees and operating expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and operating expenses for these Acquired Funds may be substantially higher or lower because certain fees and operating expenses are based on the performance of the Acquired Funds, which may fluctuate over time. Also included with the amount is an estimate of the annual fees and operating expenses of the SDLP, which was initially funded in July 2016. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Direct Lending Program" and Note 4 to our consolidated financial statements for the year ended December 31, 2016 and the three months ended March 31, 2017, for more information on the SDLP. The annual fees and operating expenses of the SDLP were estimated based on the funded portfolio of the SDLP as of March 31, 2017 and are primarily comprised of management fees and administrative expenses of the SDLP. For the purpose of this line item, interest payments on borrowed funds are not included in operating expenses. If interest payments on the senior notes and intermediate funding notes of the SDLP were included for purposes of this calculation, "Acquired fund fees and expenses" would be 0.64%.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Income based fees and the capital gains incentive fees under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, are not included in the example, except as specifically set forth below. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the capital gains incentive fee)(1)	$74	$216	$351	$663
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)(2)	$84	$244	$395	$737

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the investment advisory and management agreement and therefore subject to the capital gains incentive fee.

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to achieve sufficient returns on our investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2016, 2015, 2014, 2013 and 2012 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data as of and for the three months ended March 31, 2017 and March 31, 2016 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2017 and March 31, 2016 and
As of and For the Years Ended December 31, 2016, 2015, 2014, 2013 and 2012
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31,		As of and For the Year Ended December 31,
	2017	2016	2016	2015	2014	2013	2012
Total Investment Income	$275	$248	$1,012	$1,025	$989	$882	$748
Total Expenses	179	130	497	499	533	437	388

Net Investment Income Before Income Taxes	96	118	515	526	456	445	360
Income Tax Expense, Including Excise Tax	2	5	21	18	18	14	11

Net Investment Income	94	113	494	508	438	431	349

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	24	19	(20)	(129)	153	58	159

Net Increase in Stockholders' Equity Resulting from Operations	$118	$132	$474	$379	$591	$489	$508

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic	$0.28	$0.42	$1.51	$1.20	$1.94	$1.83	$2.21
Diluted	$0.28	$0.42	$1.51	$1.20	$1.94	$1.83	$2.21
Cash Dividends Declared and Payable(1)	$0.38	$0.38	$1.52	$1.57	$1.57	$1.57	$1.60
Net Asset Value	$16.50	$16.50	$16.45	$16.46	$16.82	$16.46	$16.04
Total Assets(2)	$11,990	$9,366	$9,245	$9,507	$9,454	$8,094	$6,361
Total Debt (Carrying Value)(2)	$4,585	$3,985	$3,874	$4,114	$3,881	$2,939	$2,155
Total Debt (Principal Amount)	$4,683	$4,063	$3,951	$4,197	$3,999	$3,079	$2,294
Total Stockholders' Equity	$7,035	$5,180	$5,165	$5,173	$5,284	$4,904	$3,988
Other Data:
Number of Portfolio Companies at Period End(3)	316	220	218	218	205	193	152
Principal Amount of Investments Purchased(4)	$914	$498	$3,490	$3,905	$4,534	$3,493	$3,162
Principal Amount of Investments Acquired as part of the American Capital Acquisition	$2,543	—	—	—	—	—	—
Principal Amount of Investments Sold and Repayments	$909	$483	$3,655	$3,651	$3,213	$1,801	$2,483
Total Return Based on Market Value(5)	7.7%	6.8%	26.4%	1.3%	(3.3)%	10.5%	23.6%
Total Return Based on Net Asset Value(6)	3.5%	2.5%	9.2%	7.2%	11.8%	11.4%	14.3%
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(7):	9.4%	10.3%	9.4%	10.3%	10.1%	10.4%	11.3%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(7) :	9.3%	10.1%	9.3%	10.1%	10.1%	10.4%	11.4%
Weighted Average Yield of Total Investments at Fair Value(8):	8.2%	9.3%	8.5%	9.2%	9.1%	9.3%	10.0%
Weighted Average Yield of Total Investments at Amortized Cost(8):	8.1%	9.2%	8.3%	9.1%	9.3%	9.4%	10.1%

(1)
Includes an additional dividend of $0.05 per share paid in the three months ended March 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2014, an additional dividend of $0.05 per share paid in the year ended December 31, 2013 and additional dividends of $0.10 per share in the aggregate paid in the year ended December 31, 2012.

(2)
Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ("ASU") 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
Excludes investments acquired as part of the American Capital Acquisition.

(5)
For the three months ended March 31, 2017, the total return based on market value equaled the increase of the ending market value at March 31, 2017 of $17.38 per share from the ending market value at December 31, 2016 of $16.49 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2017, divided by the market value at December 31, 2016. For the three months ended March 31, 2016, the total return based on market value equaled the increase of the ending market value at March 31, 2016 of $14.84 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the market value at December 31, 2015. For the year ended December 31, 2016, the total return based on market value equaled the increase of the ending market value at December 31, 2016 of $16.49 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the market value at December 31, 2015. For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. For the year ended December 31, 2012, the total return based on market value equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011. Our shares fluctuate in value. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
For the three months ended March 31, 2017, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2017, divided by the beginning net asset value for the period. For the three months ended March 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the beginning net asset value for the period. For the year ended December 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the beginning net asset value for the period. For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. For the year ended December 31, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(7)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable. The weighted average yield of debt and other income producing securities that were acquired as part of the American Capital Acquisition and held as of March 31, 2017 was 10.0% and 10.0% at amortized cost and fair value, respectively.

(8)
"Weighted average yield on total investments" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total investments at amortized cost or at fair value, as applicable. The weighted average yield on total investments that were acquired as part of the American Capital Acquisition and held as of March 31, 2017 was 7.9% and 7.8% at amortized cost and fair value, respectively.

 SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in millions, except per share data)

2017
Q1
Total investment income	$275
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$142
Income based fees and capital gains incentive fees	$48
Net investment income before net realized and unrealized gains	$94
Net realized and unrealized gains	$24
Net increase in stockholders' equity resulting from operations	118
Basic and diluted earnings per common share	0.28
Net asset value per share as of the end of the quarter	$16.50

	2016
	Q4	Q3	Q2	Q1
Total investment income	$261	$258	$245	$248
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$158	$164	$144	$146
Income based fees and capital gains incentive fees	$19	$27	$39	$33
Net investment income before net realized and unrealized gains (losses)	$139	$137	$105	$113
Net realized and unrealized gains (losses)	$(64)	$(27)	$52	$19
Net increase in stockholders' equity resulting from operations	$75	$110	$157	$132
Basic and diluted earnings per common share	$0.24	$0.35	$0.50	$0.42
Net asset value per share as of the end of the quarter	$16.45	$16.59	$16.62	$16.50

	2015
	Q4	Q3	Q2	Q1
Total investment income	$262	$261	$249	$253
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$151	$159	$146	$147
Income based fees and capital gains incentive fees	$4	$29	$37	$25
Net investment income before net realized and unrealized gains (losses)	$147	$130	$109	$122
Net realized and unrealized gains (losses)	$(132)	$(14)	$38	$(21)
Net increase in stockholders' equity resulting from operations	$15	$116	$147	$101
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

RISK FACTORS

              You should carefully consider the risk factors described below, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, the referendum by British voters to exit the European Union ("E.U.") ("Brexit") in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not repeat themselves or worsen in the future.

              Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock at a price below net asset value. Pursuant to approval granted at a special meeting of stockholders held on May 22, 2017, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 22, 2018.

              Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

              Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States, China and several countries in Europe could have a significant adverse effect on our business, financial condition and results of operations.

              Due to federal budget deficit concerns, Standard & Poor's Financial Services LLC ("S&P") downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's Investor Services, Inc. ("Moody's") and Fitch Ratings, Inc. ("Fitch") had warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

              Deterioration in the economic conditions in the Eurozone and globally, including instability in financial markets, may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the potential effect of the United Kingdom leaving the European Union, the potential effect of Scotland leaving the United Kingdom, and market volatility and loss of investor confidence driven by political events, including the general elections in the United Kingdom in June 2017 and in Germany in September 2017 and referenda in the United Kingdom in June 2016 and Italy in December 2016. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

              In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

              The Federal Reserve raised the Federal Funds Rate in December 2015, in December 2016 and again in March 2017, and has announced its intention to continue to raise the federal funds rate over time. These developments, along with the United States government's credit and deficit concerns, the

European sovereign debt crisis and the economic slowdown in China, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Credit Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of certain key personnel of the Ares Credit Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate its own or Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares-managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that Ares will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

We may be unable to realize the benefits anticipated by the American Capital Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

              On January 3, 2017, we completed the American Capital Acquisition. The realization of certain benefits anticipated as a result of the American Capital Acquisition will depend in part on the integration of American Capital's investment portfolio with our investment portfolio and the integration of American Capital's business with our business. There can be no assurance that American Capital's investment portfolio or business can be operated profitably or integrated successfully into our business in a timely fashion or at all. The dedication of management resources to such integration may detract attention from our day-to-day business and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of American Capital's investment portfolio to perform as expected, could have a material adverse effect on our financial results.

              We also expect to achieve certain cost savings and synergies from the American Capital Acquisition when the two companies have fully integrated their portfolios. It is possible that our estimates of the potential cost savings and synergies could turn out to be incorrect. If the estimates turn out to be incorrect or we are not able to successfully combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized or realized at all or may take longer to realize than expected.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our existing debt obligations as they come due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain our current Facilities (as defined below), obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2017, our asset coverage calculated in accordance with the Investment Company Act was 249%. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              Pursuant to approval granted at a special meeting of stockholders held on May 22, 2017, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 22, 2018.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under the Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of March 31, 2017, we had approximately $1.3 billion of outstanding borrowings under the Facilities, approximately $25 million in aggregate principal amount outstanding of the SBA Debentures, approximately $958 million in aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) and approximately $2.4 billion in aggregate principal amount outstanding of the Unsecured Notes. In order for us to cover our annual interest payments on our outstanding indebtedness at March 31, 2017, we must achieve annual returns on our March 31, 2017 total assets of at least 1.6%. The weighted average stated interest rate charged on our principal amount of outstanding indebtedness as of March 31, 2017 was 4.0%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on our indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" and "Recent Developments." Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              The Facilities, the SBA Debentures, the Convertible Unsecured Notes and the Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 4.0% as of March 31, 2017, together with (a) our total value of net assets as of March 31, 2017; (b) approximately $4.7 billion in aggregate principal amount of indebtedness outstanding as of March 31, 2017 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	–15%	–10%	–5%	—%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	–28.19%	–19.69%	–11.19%	–2.68%	5.82%	14.33%	22.83%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of March 31, 2017. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2017.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at March 31, 2017 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 4.0% by the approximately $4.7 billion of principal debt outstanding) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2017 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and SBA Debentures, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures require us to comply with certain financial and operational covenants. These covenants may include, among other things:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. Failure to comply with these covenants could result in a default under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes or the SBA Debentures that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders (the "Annual Distribution Requirement"). We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

              To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. Certain provisions of the Code provide some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan or payment in kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure would have a material adverse effect on us and on any investment in us. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a portion (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments or could be unable to dispose of our investments in a timely manner. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

              Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our financial condition and results of operations, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

              Our investment portfolio includes our investment in the SSLP, which as of March 31, 2017, represented approximately 16.8% of our total portfolio at fair value. In addition, for the three months ended March 31, 2017, approximately 13.1% of our total investment income was earned from our investment in the SSLP. The income earned from the SSLP is derived from the interest and fee income earned by the SSLP from its investments in first lien senior secured loans of middle market companies. We provide capital to the SSLP in the form of SSLP Certificates, which had a 6.6% yield at fair value as of March 31, 2017 and are junior in right of payment to the senior notes held by GE in the SSLP. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program." Our return on and repayment of our investment in the SSLP Certificates depends on the performance of the loans in the SSLP's portfolio in the aggregate. Accordingly, any material degradation in the performance of the loans in the SSLP's portfolio in the aggregate would have a negative effect on the yield on our SSLP Certificates and could ultimately result in the loss of some or all of our investment in the SSLP Certificates.

              As discussed in this prospectus, GE sold its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We notified the SSLP on June 9, 2015 of our election to terminate, effective 90 days thereafter, our obligation to present senior secured lending investment opportunities to the SSLP prior to pursuing such opportunities for ourself. We do not anticipate that we will make any investments in the SSLP related to new portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. As a result of these events, we expect that the aggregate SSLP portfolio will continue to decline over time as loans in the program are repaid or exited, and as a result the yield on our investment in the SSLP will decline over time and the portion of our earnings attributable to our investment in the SSLP will decline over time as well.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee may have significant responsibilities for other Ares funds. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital and these other investment vehicles managed by Ares or its affiliates.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investments among us and the funds managed by investment managers affiliated with Ares or one or more of our controlled affiliates or among the funds they manage, including investments made pursuant to the Order. Further, such other Ares-managed funds may hold positions in portfolio companies in which Ares Capital has also invested. Such investments may raise potential conflicts of interest between Ares Capital and such other Ares-managed funds, particularly if Ares Capital and such other Ares-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Ares-managed funds that are adverse to Ares Capital's interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

              We have from time to time sold assets to IHAM and certain of the vehicles managed by IHAM and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by one or more of our controlled affiliates (including IHAM). In addition, vehicles managed by one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by one of our controlled affiliates.

              We pay a base management fee, an income based fee and a capital gains incentive fee to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

              The income based fees payable by us to our investment adviser that relate to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually receive.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of us as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement with our administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider our investment and tax objectives and the investment and tax objectives of our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

              Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts; and

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  cyber-attacks.

              These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

              A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by Ares Management and third-party service providers. Ares Management has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Ineffective internal controls could impact our business and operating results.

              Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

Changes in laws or regulations governing our operations or the operations of our portfolio companies or our SBIC subsidiary, changes in the interpretation thereof or newly enacted laws or regulations, such as the Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Although the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

              Reform proposals have been recently put forth by members of Congress and President Trump which, if ultimately proposed as legislation and enacted as law, would substantially change the U.S. federal taxation of (among other things) individuals and businesses. In 2016, the Speaker of the House of Representatives and the Chairman of the House Ways and Means Committee published "A Better Way." Separately, on April 26, 2017, the President released a one-page document on tax reform. Each of these proposals set forth a variety of principles to guide potential tax reform legislation. As of the date of this prospectus, no legislation in respect of either of these proposals has been introduced in the Congress. However, the principles set forth in both "A Better Way" and the President's one-page proposal, if ultimately reduced to legislation enacted by the Congress and signed into law by the President in a form that is consistent with those principles, could dramatically change the U.S. federal taxation of us, our portfolio companies, and a holder of our securities. Under both "A Better Way" and President Trump's proposal, individual and corporate tax rates may be meaningfully reduced. Under "A Better Way," the U.S. federal tax system would be converted into a "destination-based cash-flow" tax system under which net interest expense would not be deductible, investment in tangible property

(other than land) and intangible assets would be immediately deductible, export revenue would not be taxable, and the cost of imports would not be deductible. While it is impossible to predict whether and to what extent any tax reform legislation (or other legislative, regulatory or administrative change to the U.S. federal tax laws) will be proposed or enacted, any such change in the U.S. federal tax laws could materially impact us, our portfolio companies and the value of any investment in our securities. Prospective investors should consult their tax advisors regarding possible legislative and regulatory changes and the potential effect of such changes on an investment in us or our securities.

              On February 3, 2017, President Trump signed Executive Order 13772 announcing the new Administration's policy to regulate the U.S. financial system in a manner consistent with certain "Core Principles," including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify government policies that inhibit financial regulation consistent with them. On June 12, 2017, the U.S. Department of the Treasury published the first of four reports in response to the Executive Order on the depository system covering banks and other savings institutions. Subsequent reports are expected to address: capital markets; the asset management and insurance industries, and retail and institutional investment products and vehicles; and non-bank financial institutions, financial technology, and financial innovation. The report included recommendations to reduce fragmentation, overlap, and duplication in the U.S. regulatory structure; to decrease the burden of statutory stress testing and ease liquidity and leverage standards for domestic banks; to restructure the Consumer Financial Protection Bureau; to reduce compliance burdens under the Volcker Rule; to reconsider the implications of implementing the revised standards for credit risk under Basel III; and to require uniform, consistent and rigorous methods to analyze costs and benefits, increase transparency and make available for public comment cost-benefit analyses for all "economically significant" proposed regulations.

              On June 8, 2017, the U.S. House of Representatives passed the Financial Choice Act, which includes legislation intended to repeal or replace substantial portions of the Dodd-Frank Act. Among other things, the proposed law would repeal the Volcker Rule limiting certain proprietary investment and trading activities by banks, eliminate the authority of regulators to designate asset managers and other large non-bank institutions as "systemically important financial institutions," and repeal the Department of Labor (DOL) "fiduciary rule" governing standards for dealing with retirement plans until the SEC issues standards for similar dealings by broker-dealers and limiting the substance of any subsequent DOL rule to the SEC standards. The bill must be approved by the Senate, where we believe it is unlikely to pass in its current form. At this time it is unclear what impact the Administration's policies in response to the Executive Order, the Financial Choice Act or other pending legislation and developments will have on regulations that affect our and our competitors' and our portfolio companies' businesses.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of our investment adviser's duties or obligations under the investment advisory and management agreement or otherwise as an investment adviser for us, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's fee structure may induce it to make certain investments on our behalf, including speculative investments."

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

              Our investment adviser is entitled to income based fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting any income based fee and capital gains incentive fees and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for income based fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser income based fees for a fiscal quarter even if there is a decline in the value of our portfolio or the net asset value of our common stock or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any such deferred fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of income based fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of income based fees it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

Our SBIC subsidiary is subject to SBA regulations.

              Our wholly owned subsidiary, Ares Venture Finance, L.P. ("AVF LP"), is a licensed Small Business Investment Company ("SBIC") and is regulated by the Small Business Administration ("SBA"). As of March 31, 2017, AVF LP held approximately $57 million in assets and accounted for approximately 0.5% of our total assets. AVF LP obtains leverage by issuing the SBA Debentures. As of March 31, 2017, AVF LP had approximately $25 million in aggregate principal amount of the SBA Debentures outstanding.

              If AVF LP fails to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit AVF LP's use of SBA Debentures, declare outstanding SBA Debentures immediately due and payable, and/or limit AVF LP from making new investments. In addition, the SBA could revoke or suspend AVF LP's license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958, as amended (the "Small Business Investment Act") or any rule or regulation promulgated thereunder. AVF LP's status as an SBIC does not automatically assure that it will receive SBA Debenture funding. Receipt of SBA leverage funding is dependent upon whether AVF LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by AVF LP. For more information on SBA Debentures or the SBA regulations to which AVF LP is subject, see "Regulation—SBA Regulation."

              We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, which includes taxable income from AVF LP. AVF LP may be limited by SBA regulations from making certain distributions to us that may be necessary to timely make distributions to stockholders and to maintain our status as a RIC. Compliance with the SBA regulations may cause us to fail to qualify as a RIC and consequently result in the imposition of additional corporate-level income taxes on us. Noncompliance with the SBA regulations may result in adverse consequences for AVF LP as described above.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value (and, as a result our asset coverage calculation) by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse effect on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on our portfolio company and, in turn, on us;

  •
  there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

  •
  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies;

  •
  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

              We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on the underlying portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

  •
  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

              Also, as a result of the American Capital Acquisition, American Capital's equity investments, including equity investments pursuant to which American Capital controlled a particular portfolio company, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into yielding assets consistent with our investment policy. However, there can be no assurance that this strategy will be successful.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's fee structure may induce it to make certain investments on our behalf, including speculative investments.

              The fees payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which income based fees payable to our investment adviser are determined, which are calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the capital gains incentive fee based, in part, upon net capital gains realized on our investments. Unlike income based fees, there is no hurdle rate applicable to the capital gains incentive fee. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The income based fees will be computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income based fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the fees it received that were based on such accrued interest that we never actually received.

              Because of the structure of the income based fees, it is possible that we may have to pay income based fees in a quarter during which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fees even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, our investment adviser may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive income based fees.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

The American Capital Acquisition may have triggered certain anti-assignment, "change of control" or similar provisions and other restrictions in contracts of American Capital or its affiliates and the failure to obtain any required consents or waivers could adversely impact us.

              Certain agreements of American Capital or its affiliates, including with respect to certain managed funds of American Capital Asset Management, LLC ("ACAM") and its affiliates, may have required the consent or waiver of one or more counterparties in connection with the American Capital Acquisition. The failure to obtain any such consent may permit such counterparties to terminate, or otherwise increase their rights or our or American Capital's obligations under, any such agreement because the American Capital Acquisition may have violated an anti-assignment, change of control or similar provision. If this happens, we may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. We cannot assure you that we will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all and the failure to do so could adversely affect our financial condition, results of operations, assets or business.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, the stocks of BDCs as an industry, including from time to time shares of our common stock, have traded below net asset value and during much of 2009 traded at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. See "Risk Factors—Risks Relating to Our Business—The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations." When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. Pursuant to approval granted at a special meeting of stockholders held on May 22, 2017, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 22, 2018.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of the Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

              The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and may increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the Investment Company Act, the Control

Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

Investing in our common stock may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  the inclusion or exclusion of our common stock from certain indices;

  •
  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

  •
  loss of our RIC status;

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  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  our ability to manage our capital resources effectively, including rotating out of certain investments acquired in connection with the American Capital Acquisition and re-deploying such capital effectively and on favorable terms;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Unsecured Notes;

  •
  uncertainty surrounding the strength of the U.S. economic recovery;

  •
  concerns regarding European sovereign debt;

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  concerns regarding volatility in the Chinese stock market and Chinese currency;

  •
  general economic trends and other external factors; and

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  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

              The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At a special meeting of stockholders held on May 22, 2017, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on May 22, 2017 and expires on May 22, 2018.

              In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Unsecured Notes.

              The 2018 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on July 15, 2017 or, under certain circumstances, earlier. The 2019 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on July 15, 2018 or, under certain circumstances, earlier. The 2022 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on August 1, 2021 or, under certain circumstances, earlier. Upon conversion of the Convertible Unsecured Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. As of March 31, 2017, the conversion price of the 2018 Convertible Notes was effectively $19.64 per share, the conversion price of the 2019 Convertible Notes was effectively $19.99 per share and the conversion price of the 2022 Convertible Notes was effectively $19.39 per share; in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Unsecured Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

              In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Unsecured Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the ratings assigned by national statistical ratings agencies;

  •
  the general economic environment;

  •
  the supply of such debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies or the operations of our competitors;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to successfully integrate our business with the business of American Capital, including rotating out of certain investments acquired in connection therewith and re-deploying such capital effectively and on favorable terms;

  •
  our ability to recover unrealized losses;

  •
  our ability to successfully invest any capital raised in an offering;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital and our ability to manage our capital resources effectively;

  •
  our contractual arrangements and relationships with third parties, including parties to our co-investment programs;

  •
  the general economy and its impact on the industries in which we invest;

  •
  uncertainty surrounding the financial stability of the United States, Europe and China;

  •
  the social, geopolitical, financial, trade and legal implications of Brexit;

  •
  Middle East turmoil and the potential for volatility in energy prices and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any other acquisitions;

  •
  the outcome and impact of any litigation or other regulatory matters acquired in connection with the American Capital Acquisition;

  •
  the impact to the periods following the completion of the American Capital Acquisition;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward- looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and the other information included in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness (approximately $4.7 billion aggregate principal amount outstanding as of March 31, 2017) under (a) the Revolving Credit Facility (as defined below) ($622 million outstanding as of March 31, 2017), (b) the Revolving Funding Facility (as defined below) (approximately $575 million outstanding as of March 31, 2017), (c) the SMBC Funding Facility (as defined below) (approximately $140 million outstanding as of March 31, 2017), (d) the 2018 Convertible Notes (approximately $270 million aggregate principal amount outstanding as of March 31, 2017), (e) the 2019 Convertible Notes (approximately $300 million aggregate principal amount outstanding as of March 31, 2017), (f) the 2022 Convertible Notes (approximately $388 million aggregate principal amount outstanding as of March 31, 2017), (g) the 2018 Notes (as defined below) (approximately $750 million aggregate principal amount outstanding as of March 31, 2017), (h) the 2020 Notes (as defined below) (approximately $600 million aggregate principal amount outstanding as of March 31, 2017), (i) the January 2022 Notes (as defined below) (approximately $600 million aggregate principal amount outstanding as of March 31, 2017), (j) the October 2022 Notes (approximately $183 million aggregate principal amount outstanding as of March 31, 2017), and (k) the 2047 Notes (as defined below) (approximately $230.0 million aggregate principal amount outstanding as of March 31, 2017).

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one-, two-, three- or six-month) plus an applicable spread of either 1.75% or 2.00% or an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of either 0.75% or 1.00%, in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2017, the one, two, three and six month LIBOR was 0.98%, 1.03%, 1.15% and 1.42%, respectively. As of March 31, 2017, for $2.0 billion of the total Revolving Credit Facility capacity, the expiration date is January 4, 2022, for $75 million of the Revolving Credit Facility capacity, the expiration date is May 4, 2021 and for the remaining $45 million, the expiration date is May 4, 2020. See "Recent Developments" for more information on the Revolving Credit Facility. The interest charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus 2.30% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) of 1.30% per annum. The Revolving Funding Facility is scheduled to expire on January 3, 2022 (subject to extension exercisable upon mutual consent). The interest rate charged on the indebtedness incurred under the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. The SMBC Funding Facility is scheduled to expire on September 14, 2022 (subject to two one-year extension options exercisable upon mutual consent).

              The interest charged on the Convertible Unsecured Notes and the Unsecured Notes is as follows: (a) 4.75% in the case of the 2018 Convertible Notes, (b) 4.375% in the case of the 2019 Convertible Notes, (c) 3.75% in the case of the 2022 Convertible Notes, (d) 4.875% in the case of the 2018 Notes, (e) 3.875% in the case of the 2020 Notes, (f) 3.625% in the case of the January 22 Notes, (g) 5.875% in the case of the October 2022 Notes and (h) 6.875% in the case of the 2047 Notes. The 2018 Convertible Notes, the 2019 Convertible Notes and the 2022 Convertible Notes mature on January 15, 2018, January 15, 2019 and February 1, 2022, respectively. The 2018 Notes, the 2020 Notes, the January 2022 Notes, the October 2022 Notes and the 2047 Notes mature on November 30, 2018, January 15, 2020, January 19, 2022, October 1, 2022 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

              The following table sets forth, for the fiscal quarter ended March 31, 2017 and each fiscal quarter for the fiscal years ended December 31, 2015 and 2016, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to net asset value and the dividends or distributions declared by us. On July 27, 2017, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $16.43 per share, which represented a discount of approximately 0.4% to the net asset value per share reported by us as of March 31, 2017.

				High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		Price Range				Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2015
First Quarter	$16.71	$17.60	$15.55	5.33%	(6.94)%	$0.43	(4)
Second Quarter	$16.80	$17.30	$16.01	2.98%	(4.70)%	$0.38
Third Quarter	$16.79	$16.58	$14.06	(1.25)%	(16.26)%	$0.38
Fourth Quarter	$16.46	$15.87	$13.97	(3.58)%	(15.13)%	$0.38
Year ended December 31, 2016
First Quarter	$16.50	$14.84	$12.54	(10.06)%	(24.00)%	$0.38
Second Quarter	$16.62	$15.38	$13.87	(7.46)%	(16.55)%	$0.38
Third Quarter	$16.59	$16.40	$13.96	(1.15)%	(15.85)%	$0.38
Fourth Quarter	$16.45	$16.86	$15.16	2.49%	(7.84)%	$0.38
Year ending December 31, 2017
First Quarter	$16.50	$17.81	$16.42	7.94%	(0.48)%	$0.38
Second Quarter	*	$17.64	$16.18	*	*	$0.38
Third Quarter (through July 27, 2017)	*	$16.52	$16.33	*	*	**

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.38 per share and an additional dividend of $0.05 per share.

*
Net asset value has not yet been calculated for this period.

**
Dividend has not yet been declared for this period.

              We currently intend to distribute dividends or make distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also distribute additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends or distributions declared and payable for the fiscal years ended December 31, 2015, 2016 and 2017:

Date Declared	Record Date	Payment Date	Amount
February 26, 2015	March 13, 2015	March 31, 2015	$0.38
February 26, 2015	March 13, 2015	March 31, 2015	$0.05	(1)
May 4, 2015	June 15, 2015	June 30, 2015	$0.38
August 4, 2015	September 15, 2015	September 30, 2015	$0.38
November 4, 2015	December 15, 2015	December 31, 2015	$0.38

Total declared and payable for 2015			$1.57

February 24, 2016	March 15, 2016	March 31, 2016	$0.38
May 4, 2016	June 15, 2016	June 30, 2016	$0.38
August 3, 2016	September 15, 2016	September 30, 2016	$0.38
November 2, 2016	December 15, 2016	December 30, 2016	$0.38

Total declared and payable for 2016			$1.52

February 22, 2017	March 15, 2017	March 31, 2017	$0.38
May 3, 2017	June 15, 2017	June 30, 2017	$0.38

Total declared and payable for 2017			$0.76

(1)
Represents an additional dividend.

              Of the $1.52 per share in dividends declared and payable for the year ended December 31, 2016, $1.26 per share was comprised of ordinary income and $0.26 was comprised of long-term capital gains. Of the $1.57 per share in dividends declared and payable for the year ended December 31, 2015, $1.56 per share was comprised of ordinary income and $0.01 was comprised of long-term capital gains.

              To maintain our RIC status under the Code, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31st in that calendar year, and (iii) any income recognized, but not distributed, in preceding years. The taxable income on which we pay excise tax is generally distributed to our stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2017, we recorded a net excise tax expense of $4 million. For the year ended December 31, 2016, we recorded a net excise tax expense of $12 million, which includes a reduction in expense related to the recording of a requested refund resulting from the overpayment of 2015 excise tax of $1.3 million. For the year ended December 31, 2015, we recorded a net excise tax expense of $9 million. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

 RATIOS OF EARNINGS TO FIXED CHARGES

              For the three months ended March 31, 2017 and years ended December 31, 2016, 2015, 2014 2013 and 2012, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Earnings to Fixed Charges(1)	3.2	3.7	2.7	(2)	3.8	(3)	3.9	4.6	(4)

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP. Net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP can vary substantially from period to period.

•
Excluding the net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP, the earnings to fixed charges ratio would be 3.0 for the three months ended March 31, 2017, 3.7 for the year ended December 31, 2016, 3.2 for the year ended December 31, 2015, 3.2 for the year ended December 31, 2014, 3.7 for the year ended December 31, 2013 and 3.7 for the year ended December 31, 2012.

(2)
Earnings for the year ended December 31, 2015 included a net realized loss on the extinguishment of debt of $10.4 million.

(3)
Earnings for the year ended December 31, 2014 included a net realized loss on the extinguishment of debt of $0.1 million.

(4)
Earnings for the year ended December 31, 2012 included a net realized loss on the extinguishment of debt of $2.7 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital" and our financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as BDC under the Investment Company Act of 1940, as amended.

              We are externally managed by Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the American Capital Acquisition, American Capital's equity investments, including equity investments pursuant to which American Capital controlled a particular portfolio company, became part of our portfolio.

              Since our initial public offering ("IPO") on October 8, 2004 through March 31, 2017, our exited investments resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $14.7 billion and total proceeds from such exited investments of approximately $18.0 billion). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 65% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              Additionally, since our IPO on October 8, 2004 through March 31, 2017, our realized gains have exceeded our realized losses by approximately $592 million (excluding a one-time gain on the acquisition of Allied Capital Corporation ("Allied Capital") and realized gains/losses from the extinguishment of debt and other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

American Capital Acquisition

              On May 23, 2016, we entered into the Agreement and Plan of Merger, dated May 23, 2016 (the "Merger Agreement") related to the American Capital Acquisition. Pursuant to the Merger Agreement, American Capital shareholders received total consideration of approximately $18.06 per share comprised of: (i) $14.41 per share from us consisting of approximately $6.48 per share of cash (including a make-up dividend in the amount of $0.07 per share) and 0.483 shares of our common stock for each American Capital share at a value of $7.93 per American Capital share (based on the closing price per share of our common stock on January 3, 2017 (the "Acquisition Date")), (ii) $2.45 per share of cash from American Capital's sale of American Capital Mortgage Management, LLC, and (iii) approximately $1.20 per share of cash as transaction support provided by Ares Capital Management acting solely on its own behalf. As of the Acquisition Date, the transaction was valued at approximately $4.2 billion. The total cash and stock consideration paid by us was $3.3 billion. In connection with the stock consideration, we issued approximately 112 million shares of our common stock to American Capital's then-existing stockholders (including holders of outstanding in-the-money American Capital stock options), thereby resulting in our then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company. As a result of the American Capital Acquisition, Ares Capital acquired $3.6 billion of assets, including $2.5 billion of investments, and assumed $226 million of liabilities.

              In connection with the American Capital Acquisition, Ares Capital Management also agreed to waive, for each of the first 10 calendar quarters beginning with the second quarter of 2017, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement. See Notes 3 and 14 to our consolidated financial statements for the three months ended March 31, 2017 for additional information regarding the American Capital Acquisition.

PORTFOLIO AND INVESTMENT ACTIVITY

              Our investment activity for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Three Months Ended March 31,		For the Years Ended December 31,
(dollar amounts in millions)	2017	2016	2016	2015	2014
New investment commitments(1):
New portfolio companies	$385	$276	$2,107	$2,483	$2,284
Existing portfolio companies(2)	479	194	1,596	1,334	2,295

Total new investment commitments(3)	864	470	3,703	3,817	4,579
Less:
Investment commitments exited(4)	836	484	3,844	3,816	3,540

Net investment commitments (exited)	$28	$(14)	$(141)	$1	$1,039
Principal amount of investments funded excluding investments acquired as part of the American Capital Acquisition:
First lien senior secured loans	$663	$272	$1,965	$2,071	$2,642
Second lien senior secured loans	195	157	987	1,232	1,047
Subordinated certificates of the SDLP(5)	—	—	272	—	—
Subordinated certificates of the SSLP(6)	—	3	3	229	463
Senior subordinated debt	—	59	173	257	299
Preferred equity securities	1	6	37	89	14
Other equity securities	55	1	53	27	69

Total	$914	$498	$3,490	$3,905	$4,534
Principal amount of investments sold or repaid excluding investments acquired as part of the American Capital Acquisition:
First lien senior secured loans	$414	$283	$2,522	$2,948	$2,326
Second lien senior secured loans	91	160	903	195	444
Subordinated certificates of the SDLP	1	—	2	—	—
Subordinated certificates of the SSLP	—	—	—	330	174
Senior subordinated debt	96	29	189	132	144
Preferred equity securities	1	—	4	11	31
Other equity securities	1	11	35	33	89
Commercial real estate	—	—	—	2	5

Total	$604	$483	$3,655	$3,651	$3,213
Principal amount of investments acquired as part of the American Capital Acquisition:
First lien senior secured loans	$550	—	—	—	—
Second lien senior secured loans	855	—	—	—	—
Senior subordinated debt	244	—	—	—	—
Collateralized loan obligations	265	—	—	—	—
Preferred equity securities	109	—	—	—	—
Other equity securities	520	—	—	—	—

Total	$2,543	—	—	—	—

	For the Three Months Ended March 31,		For the Years Ended December 31,
(dollar amounts in millions)	2017	2016	2016	2015	2014
Principal amount of investments acquired as part of the American Capital Acquisition sold or repaid:
First lien senior secured loans	$25	—	—	—	—
Second lien senior secured loans	52	—	—	—	—
Senior subordinated debt	3	—	—	—	—
Collateralized loan obligations	19	—	—	—	—
Other equity securities	205	—	—	—	—

Total	$304	—	—	—	—
Number of new investment commitments(7)	28	19	82	86	115
Average new investment commitment amount	$31	$25	$45	$44	$40
Weighted average term for new investment commitments (in months)(8)	65	59	80	65	73
Percentage of new investment commitments at floating rates	93%	81%	91%	89%	90%
Percentage of new investment commitments at fixed rates	—%	17%	6%	8%	8%
Weighted average yield of debt and other income producing securities(9):
Funded during the period at amortized cost	8.8%	9.8%	9.3%	9.0%	9.0%
Funded during the period at fair value(8)	8.7%	9.7%	9.2%	9.0%	9.0%
Exited or repaid during the period at amortized cost	8.8%	9.3%	8.5%	7.9%	8.3%
Exited or repaid during the period at fair value(8)	8.8%	9.3%	8.4%	7.9%	8.3%
Weighted average yield of debt and other income producing securities acquired as part of the American Capital Acquisition:
Funded during the period at amortized cost	10.0%	—	—	—	—
Funded during the period at fair value(8)	10.0%	—	—	—	—
Exited or repaid during the period at amortized cost	7.9%	—	—	—	—
Exited or repaid during the period at fair value(8)	8.5%	—	—	—	—

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans. See "Off Balance Sheet Arrangements" as well as Note 7 to our consolidated financial statements for the three months ended March 31, 2017, for more information on our commitments to fund revolving credit facilities or delayed draw loans.

(2)
Includes both funded and unfunded commitments. Of these new investment commitments, we funded $783 million and $434 million for the three months ended March 31, 2017 and 2016, respectively, and $3.3 billion, $3.6 billion and $4.1 billion for the years ended December 31, 2016, 2015 and 2014, respectively.

(3)
Includes both funded and unfunded commitments. For the three months ended March 31, 2017 and 2016, investment commitments exited included exits of unfunded commitments of $25 million and $43 million, respectively. For the years ended December 31, 2016, 2015 and 2014, investment commitments exited included exits of unfunded commitments of $341 million, $263 million and $449 million, respectively.

(4)
See "Senior Direct Lending Program" below and Note 4 to our consolidated financial statements for the three months ended March 31, 2017 for more information on the SDLP.

(5)
See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the three months ended March 31, 2017 for more information on the SSLP.

(6)
Number of new investment commitments represents each commitment to a particular portfolio company or a commitment to multiple companies as part of an individual transaction (e.g., the purchase of a portfolio of investments).

(7)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable.

(8)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

(9)
Excludes investments acquired as part of the American Capital Acquisition. See Note 14 to our consolidated financial statements for the three months ended March 31, 2017 for additional information regarding the American Capital Acquisition.

              As of March 31, 2017 and December 31, 2016, our investments consisted of the following:

	As of
	March 31, 2017		December 31, 2016
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien senior secured loans	$2,875	$2,791	$2,102	$2,036
Second lien senior secured loans	3,975	3,887	3,069	2,987
Subordinated certificates of the SDLP(1)	269	269	270	270
Subordinated certificates of the SSLP(2)	1,938	1,919	1,938	1,914
Senior subordinated debt	846	868	692	714
Collateralized loan obligations	245	242	—	—
Preferred equity securities	626	407	505	273
Other equity securities	828	1,024	458	626

Total	$11,602	$11,385	$9,034	$8,820

(1)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans to 14 and 14 different borrowers as of March 31, 2017 and December 31, 2016, respectively.

(2)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 18 and 19 different borrowers as of March 31, 2017 and December 31, 2016, respectively.

              The weighted average yields at amortized cost and fair value of the following portions of our portfolio as of March 31, 2017 and December 31, 2016 were as follows:

	As of
	March 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities(1)	9.3%	9.4%	9.3%	9.4%
Total portfolio(2)	8.1%	8.2%	8.3%	8.5%
First lien senior secured loans(2)	8.0%	8.3%	8.4%	8.6%
Second lien senior secured loans(2)	9.9%	10.1%	9.8%	10.1%
Subordinated certificates of the SDLP(2)(3)	14.0%	14.0%	14.0%	14.0%
Subordinated certificates of the SSLP(2)(4)	6.5%	6.6%	7.0%	7.1%
Senior subordinated debt(2)	12.2%	11.9%	12.4%	12.0%
Collateralized loan obligations	12.2%	12.3%	—%	—%
Income producing equity securities(2)	12.3%	12.0%	13.8%	13.8%

(1)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable. The weighted average yield of debt and other income producing securities that were acquired as part of the American Capital Acquisition and held as of March 31, 2017 was 10.0% and 10.0% at amortized cost and fair value, respectively.

(2)
"Weighted average yields" are computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value, as applicable. The weighted average yield on total investments that were acquired as part of the American Capital Acquisition and held as of March 31, 2017 was 7.9% and 7.8% at amortized cost and fair value, respectively.

(3)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans.

(4)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              We assigned a fair value as of the Acquisition Date to each of the portfolio investments acquired in connection with the American Capital Acquisition. The initial cost basis of each investment acquired was equal to the fair value of such investment as of the Acquisition Date. Many of these portfolio investments were assigned a fair value reflecting a discount to American Capital's cost basis at the time of American Capital's origination or acquisition. Each investment was initially assessed a grade of 3 (i.e., generally the grade we assign a portfolio company at acquisition), reflecting the relative risk to our initial cost basis of such investments. It is important to note that our grading system does not take into account factors or events in respect of the period from when American Capital originated or acquired such portfolio investments or the current status of these portfolio investments in terms of compliance with debt facilities, financial performance and similar factors. Rather, it is only intended to measure risk from the time that we acquired the portfolio investment in connection with the American Capital Acquisition. Accordingly, it is possible that the grades of these portfolio investments may be reduced or increased in the future.

              Set forth below is the grade distribution of our portfolio companies as of March 31, 2017 and December 31, 2016:

	As of
	March 31, 2017				December 31, 2016
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$113	1.0%	16	5.0%	$92	1.0%	13	6.0%
Grade 2	292	2.5%	10	3.2%	323	3.7%	12	5.5%
Grade 3	9,604	84.2%	267	84.2%	7,451	84.4%	172	78.9%
Grade 4	1,398	12.3%	23	7.6%	954	10.9%	21	9.6%

Total	$11,407	100.0%	316	100.0%	$8,820	100.0%	218	100.0%

              As of March 31, 2017 and December 31, 2016, the weighted average grade of the investments in our portfolio at fair value was 3.1 and 3.1, respectively.

              As of March 31, 2017, investments on non-accrual status represented 2.9% and 1.1% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2016, investments on non-accrual status represented 2.9% and 0.8% of the total investments at amortized cost and at fair value, respectively.

Co-Investment Programs

    Senior Direct Lending Program

              We have established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the SDLP. In July 2016, we and Varagon and its clients completed the initial funding of the SDLP. In conjunction with the initial funding, we and Varagon and its clients sold investment commitments to the SDLP. Such investment commitments included $529 million of investment commitments sold to the SDLP by us. No realized gains or losses were recorded by us on these transactions. The SDLP may generally commit and hold individual loans of up to $300 million. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of March 31, 2017, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

              As of March 31, 2017, we and Varagon and its clients had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which $591 million has been made available from us. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

	As of
(in millions)	March 31, 2017	December 31, 2016
Total capital funded to the SDLP(1)	$1,282	$1,285
Total capital funded to the SDLP by the Company(1)	$269	$270
Total unfunded capital commitments to the SDLP(2)	$168	$177
Total unfunded capital commitments to the SDLP by the Company(2)	$35	$37

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

              The SDLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              The amortized cost and fair value of our SDLP Certificates held by us were $269 million and $269 million, respectively, as of March 31, 2017 and $270 million and $270 million, respectively, as of December 31, 2016. Our yield on our investment in the SDLP at amortized cost and fair value was 14% and 14%, respectively, as of March 31, 2017 and 14% and 14%, respectively, as of December 31, 2016. For the three months ended March 31, 2017, we earned interest income of $10 million from our investment in the SDLP Certificates. We are also entitled to certain fees in connection with the SDLP. For the three months ended March 31, 2017, in connection with the SDLP, we earned capital structuring service and other fees totaling $0 million.

              As of March 31, 2017 and December 31, 2016, the portfolio was comprised of all first lien senior secured loans primarily to U.S. middle-market companies and were in industries similar to the companies in our portfolio. As of March 31, 2017 and December 31, 2016, none of the loans were on non-accrual status. Below is a summary of the SDLP's portfolio as of March 31, 2017 and December 31, 2016:

	As of
(dollar amounts in millions)	March 31, 2017	December 31, 2016
Total first lien senior secured loans(1)	$1,281	$1,281
Weighted average yield on first lien senior secured loans(2)	7.4%	7.4%
Largest loan to a single borrower(1)	$125	$125
Total of five largest loans to borrowers(1)	$560	$560
Number of borrowers in the SDLP	14	14
Commitments to fund delayed draw loans(3)	$168	$177

(1)
At principal amount.

(2)
Computed as (a) the annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

(3)
As discussed above, these commitments have been approved by the investment committee of the SDLP.

    Senior Secured Loan Program

              We and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of the SSLP Certificates. As of March 31, 2017 and December 31, 2016, we and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner.

              As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE may only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. Below is a summary of the funded capital and unfunded capital commitments of the SSLP.

	As of
(in millions)	March 31, 2017	December 31, 2016
Total capital funded to the SSLP(1)	$3,307	$3,819
Total capital funded to the SSLP by the Company(1)	$2,004	$2,004
Total unfunded capital commitments to the SSLP(2)	$50	$50
Total unfunded capital commitments to the SSLP by the Company(2)	$7	$7

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SSLP and will be funded as the transactions are completed.

              The SSLP Certificates have a weighted average contractual coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses. However, the SSLP Certificates are junior in right of payment to the Senior Notes held by GE, and we expect that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will be lower than the stated coupon and continue to decline.

              The amortized cost and fair value of our SSLP Certificates were $1.9 billion and $1.9 billion, respectively, as of March 31, 2017, and $1.9 billion and $1.9 billion, respectively, as of December 31, 2016. Our yield on our investment in the SSLP at amortized cost and fair value was 6.5% and 6.6%, respectively, as of March 31, 2017, and 7.0% and 7.1%, respectively, as of December 31, 2016. For the three months ended March 31, 2017 and 2016, we earned interest income of $34 million and $59 million, respectively, from our investment in the SSLP Certificates.

              We are also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2017 and 2016, in connection with the SSLP, we earned capital structuring service, sourcing and other fees totaling $2 million and $6 million, respectively.

              As of March 31, 2017 and December 31, 2016, the SSLP's portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and were in industries similar to the companies in our portfolio. As of March 31, 2017 and December 31, 2016, none of these loans were on non-accrual status. Below is a summary of the SSLP's portfolio.

	As of
(dollar amounts in millions)	March 31, 2017	December 31, 2016
Total first lien senior secured loans(1)	$3,227	$3,360
Weighted average yield on first lien senior secured loans(2)	6.7%	6.9%
Largest loan to a single borrower(1)	$259	$260
Total of five largest loans to borrowers(1)	$1,252	$1,257
Number of borrowers in the SSLP	18	19
Commitments to fund delay draw loans(3)	$50	$50

(1)
At principal amount.

(2)
Computed as (a) the annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

(3)
As discussed above, these commitments have been approved by the investment committee of the SSLP.

SSLP Loan Portfolio as of March 31, 2017

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	$214
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use	10/2020	6.6%	147
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.4%	94
DFS Holding Company, Inc.(2)	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.6%	190
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.8%	132
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2018	6.5%	186
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	175
Gehl Foods, LLC(4)	Producer of low-acid, aseptic food and beverage products	6/2019	7.5%	153
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	259
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	252
Mavis Tire Supply LLC	Auto parts retailer	10/2020	5.3%	229
MCH Holdings, Inc.(4)	Healthcare professional provider	1/2020	6.5%	169
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	185
Sanders Industries Holdings, Inc.(4)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	6.5%	74
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.8%	181
U.S. Anesthesia Partners, Inc.(3)	Sports technology, data and content company	12/2019	6.0%	258
WCI-Quantum Holdings, Inc.(4)	Anesthesiology service provider	10/2020	6.1%	76
Woodstream Group, Inc.	Distributor of instructional products, services and resources	5/2022	7.3%	253

				$3,227

(1)
Represents the weighted average annual stated interest rate as of March 31, 2017. All interest rates are payable in cash except for 0.5% of the interest rate for Singer Sewing Company, which is payment-in-kind interest.

(2)
We also hold a portion of this company's first lien senior secured loan.

(3)
We also hold a portion of this company's second lien senior secured loan.

(4)
We hold an equity investment in this company.

 SSLP Loan Portfolio as of December 31, 2016

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	$214	$214
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use	10/2020	6.8%	147	147
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	94	94
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	191	191
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.8%	132	132
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2018	6.5%	207	201
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	175	175
Gehl Foods, LLC(4)	Producer of low-acid, aseptic food and beverage products	6/2019	7.5%	155	155
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	260	252
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	254	251
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	230	225
MCH Holdings, Inc.(4)	Healthcare professional provider	1/2020	6.5%	168	168
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	185	185
Sanders Industries Holdings, Inc.(4)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	6.5%	76	76
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.8%	181	178
STATS Acquisition, LLC	Sports technology, data and content company	6/2018	10.8%	102	99
U.S. Anesthesia Partners, Inc.(3)	Anesthesiology service provider	12/2019	6.0%	259	259
WCI-Quantum Holdings, Inc.(4)	Distributor of instructional products, services and resources	10/2020	6.1%	76	76
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	254	254

				$3,360	$3,332

(1)
Represents the weighted average annual stated interest rate as of December 31, 2016. All interest rates are payable in cash except for 0.5% and 2.0% of the interest rates for Singer Sewing Company and STATS Acquisition, LLC, respectively, which are payment-in-kind interest.

(2)
Represents the fair value in accordance with ASC 820-10. The determination of such fair value is not included in our board of directors valuation process described elsewhere herein.

(3)
We also hold a portion of this company's second lien senior secured loan.

(4)
We hold an equity investment in this company.

              Selected financial information for the SSLP as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016, was as follows:

	As of
(in millions)	March 31, 2017	December 31, 2016
Selected Balance Sheet Information:
Investments in loans receivable, net	$3,212	$3,343
Cash and other assets	51	439

Total assets	$3,263	$3,782

Senior notes	$1,017	$1,529
Other liabilities	50	45

Total liabilities	1,067	1,574
Subordinated certificates and members' capital	2,196	2,208

Total liabilities and members' capital	$3,263	$3,782

	For the Three Months Ended March 31,
(in millions)	2017	2016
Selected Statement of Operations Information:
Total interest and other income	$58	$139
Interest expense	11	49
Management and sourcing fees	6	15
Other expenses	1	8

Total expenses	18	72

Net income	$40	$67

RESULTS OF OPERATIONS

For the three months ended March 31, 2017 and 2016

              Operating results for the three months ended March 31, 2017 and 2016 were as follows:

	For the Three Months Ended March 31,
(in millions)	2017	2016
Total investment income	$275	$248
Total expenses	179	130

Net investment income before income taxes	96	118
Income tax expense, including excise tax	2	5

Net investment income	94	113
Net realized gains on investments and foreign currency transactions	2	27
Net unrealized gains (losses) on investments, foreign currency and other transactions	22	(8)

Net increase in stockholders' equity resulting from operations	$118	$132

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Three Months Ended March 31,
(in millions)	2017	2016
Interest income from investments	$231	$207
Capital structuring service fees	12	16
Dividend income	24	17
Management and other fees	3	5
Other income	5	3

Total investment income	$275	$248

              The increase in interest income from investments for the three months ended March 31, 2017 from the comparable period in 2016 was primarily due to investments acquired in the American Capital Acquisition that contributed $46 million of interest income for the three months ended March 31, 2017. This increase in interest income was partially offset by a $25 million decline in interest income earned from the SSLP resulting from the decline in the yield on our SSLP Certificates at amortized cost from 12.0% for the three months ended March 31, 2016 to 7.0% for the comparable period in 2017. The decrease in capital structuring service fees for the three months ended March 31, 2017 from the comparable period in 2016 was due to the decrease in the weighted average capital structuring fees received on new investment commitments, which decreased from 3.3% for the three months ended March 31, 2016 to 1.4% for the comparable period in 2017. This decline was primarily due to having a higher percentage of new investment commitments made to existing portfolio companies during the three months ended March 31, 2017 as compared to the comparable period in 2016. Dividend income for the three months ended March 31, 2017 and 2016 included dividends received from IHAM totaling $10 million for each period. Also during the three months ended March 31, 2017, we received $11.6 million in other non-recurring dividends from non-income producing equity securities compared to $1.4 million for the comparable period in 2016. The decrease in management and other fees for the three months ended March 31, 2017 from the comparable period in 2016 was due to lower sourcing fees from the SSLP resulting from a decrease in the size of the SSLP portfolio.

Operating Expenses

	For the Three Months Ended March 31,
(in millions)	2017	2016
Interest and credit facility fees	$56	$50
Base management fees	39	35
Income based fees	32	29
Capital gains incentive fees	16	4
Administrative fees	3	3
Professional fees and other costs related to the American Capital Acquisition	26	2
Other general and administrative	8	7

Total operating expenses	$179	$130

              Interest and credit facility fees for the three months ended March 31, 2017 and 2016, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2017	2016
Stated interest expense	$47	$43
Facility fees	2	—
Amortization of debt issuance costs	4	4
Net accretion of discount on notes payable	2	3

Total interest and credit facility fees	$55	$50

              Stated interest expense for the three months ended March 31, 2017 increased from the comparable period in 2016 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in our weighted average stated interest rate of our debt outstanding. The weighted average stated interest rate on our outstanding debt was 4.0% for the three months ended March 31, 2017 as compared to 4.2% for the comparable period in 2016. For the three months ended March 31, 2017, our average principal debt outstanding increased to $4.6 billion as compared to $4.1 billion for the comparable period in 2016. Facility fees for the three months ended March 31, 2017 increased from the comparable period in 2016 primarily due to the increased commitments of our revolving facilities resulting in higher unused commitment fees. Net accretion of discount on notes payable for the three months ended March 31, 2017 decreased from the comparable period in 2016 primarily due to the maturity of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

              The increase in base management fees for the three months ended March 31, 2017 from the comparable period in 2016 was primarily due to the increase in investments as a result of the American Capital Acquisition. The increase in income based fees for the three months ended March 31, 2017 from the comparable period in 2016 was primarily due to the pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the three months ended March 31, 2017 being higher than in the comparable period in 2016.

              For the three months ended March 31, 2017 and 2016, the capital gains incentive fees expense calculated in accordance with GAAP was $16 million and $4 million, respectively. Capital gains incentive fee expense accrual for the three months ended March 31, 2017 included an $11 million accrual related to the American Capital Acquisition as a result of the fair value of the net assets acquired exceeding the fair value of the merger consideration paid by us. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of March 31, 2017, the total capital gains incentive fee accrual calculated in accordance with GAAP was $54 million. As of March 31, 2017, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. See Note 3 to our consolidated financial statements for the three months ended March 31, 2017, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs.

              For the three months ended March 31, 2017, the Company incurred $26 million in professional fees and other costs related to the American Capital Acquisition that were not incurred in the comparable period in 2016. These costs included $18 million in one-time investment banking fees incurred upon the closing of the American Capital Acquisition, $3 million in legal fees and $3 million in additional administrative fees (see Notes 3 and 14 to the consolidated financial statements for the three months ended March 31, 2017). Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2017 and 2016, we recorded a net expense of $4 million and $3 million for U.S. federal excise tax, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2017 and 2016, we recorded a net tax (benefit) expense of approximately $(2) million and $2 million for these subsidiaries, respectively. The income tax expense for our taxable consolidated subsidiaries will vary depending on the level of realized gains from the exits of investments held by such taxable subsidiaries during the retrospective periods.

Net Realized Gains/Losses

              During the three months ended March 31, 2017, we had $917 million of sales, repayments or exits of investments resulting in $13 million of net realized gains on investments. These sales, repayments or exits included $20 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0 million was recorded on these transactions with IHAM. See Note 4 to our consolidated financial statements for the three months ended March 31, 2017 for more detail on IHAM and its managed vehicles. During the three months ended March 31, 2017, net realized gains on investments of $13 million were comprised of $14 million of gross realized gains and $1 million of gross realized losses. Of the $13 million of net realized gains on investments, approximately $1 million were from investments acquired as part of the American Capital Acquisition.

              The net realized gains on investments during the three months ended March 31, 2017 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
S Toys Holdings LLC (fka The Step2 Company, LLC)	$7
Other, net	6

Total	$13

              During the three months ended March 31, 2017, we also recognized net realized losses on foreign currency transactions of $11 million.

              During the three months ended March 31, 2016, we had $504 million of sales, repayments or exits of investments resulting in $26 million of net realized gains on investments. These sales, repayments or exits included $65 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0 million was recorded on these transactions. During the three months ended March 31, 2016, net realized gains on investments of $26 million were comprised of $26 million of gross realized gains and no gross realized losses.

              The net realized gains on investments during the three months ended March 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Physiotherapy Associates Holdings, Inc.	$8
AllBridge Financial, LLC	6
Lakeland Tours, LLC	5
MedAssets, Inc.	3
Other, net	4

Total	$26

              During the three months ended March 31, 2016, we also recognized net realized gains on foreign currency transactions of $2 million.

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses for our portfolio for the three months ended March 31, 2017 and 2016, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2017	2016
Unrealized appreciation	$100	$73
Unrealized depreciation	(82)	(60)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(9)	(18)

Total net unrealized gains	$9	$(5)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2017 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Community Education Centers, Inc.	$14
NECCO Realty Investments LLC	11
Bellotto Holdings Limited	5
Senior Secured Loan Fund LLC	5
PERC Holdings 1 LLC	4
Hard 8 Games, LLC	3
Primrose Holding Corporation	3
Feradyne Outdoors, LLC	2
European Capital UK SME Debt LP	2
Tectum Holdings, Inc.	2
Project Alpha Intermediate II Holding, Inc.	2
Market Track Holdings, LLC	2
Garden Fresh Restaurant Corp.	2
Green Energy Partners	(2)
Absolute Dental Management LLC	(2)
NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	(3)
New Trident Holdcorp, Inc.	(3)
Cadence Aerospace, LLC	(4)
Joule Unlimited Technologies, Inc.	(4)
Infilaw Holding, LLC	(6)
EcoMotors, Inc.	(7)
ADF Capital, Inc.	(9)
Other, net	10

Total	$27

              During the three months ended March 31, 2017, we also recognized net unrealized gains on foreign currency and other transactions of $4 million.

              The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
UL Holding Co., LLC	$9
The Step2 Company, LLC	9
ADF Restaurant Group, LLC	8
Community Education Centers, Inc.	5
Netsmart Technologies, Inc. and NS Holdings, Inc.	4
R3 Education, Inc.	4
Orion Foods, LLC	3
Napa Management Services Corporation	3
POS I Corp. (fka Vantage Oncology, Inc.)	2
Things Remembered, Inc.	(2)
Ivy Hill Asset Management, L.P.	(3)
Ciena Capital LLC	(3)
Primexx Energy Corporation	(4)
Infilaw Holding, LLC	(5)
Indra Holdings Corp.	(6)
Instituto de Banca y Comercio, Inc.	(9)
Other, net	(3)

Total	$12

              During the three months ended March 31, 2016, we also recognized net unrealized losses on foreign currency and other transactions of $3 million.

For the years ended December 31, 2016, 2015 and 2014

              Operating results for the years ended December 31, 2016, 2015 and 2014 were as follows:

	For the Years Ended December 31,
(in millions)	2016	2015	2014
Total investment income	$1,012	$1,025	$989
Total expenses	497	499	533

Net investment income before income taxes	515	526	456
Income tax expense, including excise tax	21	18	18

Net investment income	494	508	438
Net realized gains on investments and foreign currency transactions	110	127	94
Net unrealized gains (losses) on investments, foreign currency and other transactions	(130)	(246)	59
Realized losses on extinguishment of debt	—	(10)	—

Net increase in stockholders' equity resulting from operations	$474	$379	$591

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Years Ended December 31,
(in millions)	2016	2015	2014
Interest income from investments	$806	$817	$741
Capital structuring service fees	99	95	113
Dividend income	75	74	85
Management and other fees	16	24	25
Other income	16	15	25

Total investment income	$1,012	$1,025	$989

              The decrease in interest income from investments for the year ended December 31, 2016 from the comparable period in 2015 was primarily due to a decrease in the weighted average yield of our portfolio, partially offset by an increase in the average size of our portfolio. The weighted average yield of our portfolio decreased from 9.5% for the year ended December 31, 2015 to 8.9% for the comparable period in 2016, primarily driven by the decrease in the yield of the SSLP Certificates. The size of our portfolio increased from an average of $8.6 billion at amortized cost for the year ended December 31, 2015 to an average of $9.0 billion at amortized cost for the comparable period in 2016. The increase in capital structuring service fees for the year ended December 31, 2016 from the comparable period in 2015 was due to the increase in weighted average capital structuring fees received on new investment commitments, which increased from 2.5% for the year ended December 31, 2015 to 3.1% for the comparable period in 2016. Dividend income for the years ended December 31, 2016 and 2015 included dividends received from IHAM totaling $40 million and $50 million, respectively. The dividends received from IHAM for the year ended December 31, 2015 included additional dividends of $10 million that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the year ended December 31, 2016, we received $20 million in other non-recurring dividends from non-income producing equity securities compared to $9 million for the comparable period in 2015. The decrease in management and other fees for the year ended December 31, 2016 from the comparable period in 2015 was due to lower sourcing fees from the SSLP resulting from a decrease in the size of the SSLP portfolio.

              The increase in interest income from investments for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to an increase in the size of our portfolio, which increased from an average of $8.1 billion at amortized cost for the year ended December 31, 2014 to an average of $8.6 billion at amortized cost for the comparable period in 2015. The decrease in capital structuring service fees for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to the decrease in new investment commitments, which decreased from $4.6 billion for the year ended December 31, 2014 to $3.8 billion for the comparable period in 2015. Dividend income for the years ended December 31, 2015 and 2014 included dividends received from IHAM totaling $50 million and $50 million, respectively. The dividends received from IHAM for the years ended December 31, 2015 and 2014 each included additional dividends of $10 million that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the year ended December 31, 2015, we received $9 million in other non-recurring dividends from non-income producing equity securities compared to $19 million for the comparable period in 2014. The decrease in other income for the year ended December 31, 2015 from the comparable period in 2014 was primarily attributable to lower amendment fees.

Operating Expenses

	For the Years Ended December 31,
(in millions)	2016	2015	2014
Interest and credit facility fees	$186	$227	$216
Base management fees	137	134	128
Income based fees	123	121	118
Capital gains incentive fees	(5)	(27)	30
Administrative fees	14	14	14
Professional fees and other costs related to the American Capital Acquisition	15	—	—
Other general and administrative	27	30	27

Total operating expenses	$497	$499	$533

              Interest and credit facility fees for the years ended December 31, 2016, 2015 and 2014, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2016	2015	2014
Stated interest expense	$161	$183	$175
Facility fees	5	10	10
Amortization of debt issuance costs	14	17	16
Net accretion of discount on notes payable	6	17	15

Total interest and credit facility fees	$186	$227	$216

              Stated interest expense for the year ended December 31, 2016 decreased from the comparable period in 2015 primarily due to the decrease in our weighted average stated interest rate of our debt outstanding, partially offset by an increase in the average principal amount of debt outstanding. The weighted average stated interest rate on our outstanding debt was 4.1% for the year ended December 31, 2016 as compared to 5.0% for the comparable period in 2015 primarily as a result of the repayment upon maturity of the higher cost February 2016 Convertible Notes and June 2016 Convertible Notes and increased utilization of our lower cost revolving facilities. For the year ended December 31, 2016, our average principal debt outstanding increased to $3.9 billion as compared to $3.7 billion for the comparable period in 2015. Facility fees for the year ended December 31, 2016 decreased from the comparable period in 2015 primarily due to the increased utilization of our revolving facilities resulting in lower unused commitment fees. Amortization of debt issuance costs and net accretion of discount on notes payable for the year ended December 31, 2016 decreased from the comparable period in 2015 primarily due to the maturity of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

              Stated interest expense for the year ended December 31, 2015 increased from the comparable period in 2014 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2015, our average principal debt outstanding increased to $3.7 billion as compared to $3.3 billion for the comparable period in 2014, and the weighted average stated interest rate on our outstanding debt was 5.0% for the year ended December 31, 2015 as compared to 5.3% for the comparable period in 2014.

              The increase in base management fees for the year ended December 31, 2016 from the comparable period in 2015 was primarily due to the increase in the size of the portfolio. The increase in income based fees for the year ended December 31, 2016 from the comparable period in 2015 was primarily due to the increase in net investment income excluding income based fees and capital gains incentive fees.

              For the years ended December 31, 2016 and 2015, the reduction in capital gains incentive fees calculated in accordance with GAAP was $5 million and $27 million, respectively. For the year ended December 31, 2014, the capital gains incentive fees expense calculated in accordance with GAAP was $30 million. Capital gains incentive fee expense accrual for the year ended December 31, 2016 changed from the comparable period in 2015 primarily due to net losses on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31, 2016 of $20 million compared to net losses of $129 million during the year ended December 31, 2015. Capital gains incentive fee expense accrual for the year ended December 31, 2015 changed from the comparable period in 2014 primarily due to net losses on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31, 2015 of $129 million compared to net gains of $153 million during the year ended December 31, 2014. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2016, 2015 and 2014, the total capital gains incentive fee accrual calculated in accordance with GAAP was $38 million, $42 million and $93 million, respectively. As of December 31, 2016 and 2015, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. As of December 31, 2014, the capital gains incentive fee actually payable under our investment advisory and management agreement was $17 million. See Note 3 to our consolidated financial statements for the year ended December 31, 2016, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs.

              For the year ended December 31, 2016, we incurred $15 million in professional fees and other costs related to the American Capital Acquisition. No such expenses were incurred in the years ended December 31, 2015 and 2014. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2016, 2015 and 2014, we recorded a net expense of $12 million, $9 million and $6 million, respectively, for U.S. federal excise tax. The net expense for the years ended December 31, 2016, 2015 and 2014 each included a reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1 million, $1 million and $2 million, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2016, 2015 and 2014, we recorded a tax expense of approximately $9 million, $9 million and $12 million, respectively, for these subsidiaries. The income tax expense for our taxable consolidated subsidiaries will vary depending on the level of realized gains from the exits of investments held by such taxable subsidiaries during the retrospective periods.

Net Realized Gains/Losses

              During the year ended December 31, 2016, we had $3.7 billion of sales, repayments or exits of investments resulting in $110 million of net realized gains on investments. These sales, repayments or exits included $472 million of investments sold to IHAM and certain vehicles managed by IHAM and $474 million of investments sold to the SDLP in conjunction with the initial funding of the SDLP. A net realized gain of $1 million was recorded on these transactions with IHAM and there was no realized gains or losses recorded on these transactions with the SDLP. See Note 4 to our consolidated financial statements for the year ended December 31, 2016 for more detail on IHAM and its managed vehicles. During the year ended December 31, 2016, net realized gains on investments of $110 million were comprised of $121 million of gross realized gains and $11 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
The Step2 Company, LLC	$18
Napa Management Services Corporation	16
UL Holding Co., LLC	13
Physiotherapy Associates Holdings, Inc.	8
Netsmart Technologies, Inc.	8
Ministry Brands, LLC and MB Parent Holdings, LLC	7
AllBridge Financial, LLC	6
Lakeland Tours, LLC	5
WorldPay Group PLC	4
Primexx Energy Corporation	4
Q9 Holdings Inc.	(9)
Other, net	30

Total, net	$110

              During the year ended December 31, 2015, we had $3.7 billion of sales, repayments or exits of investments resulting in $121 million of net realized gains on investments. These sales, repayments or exits included $538 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $1 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2016 for more detail on IHAM and its managed vehicles. Net realized gains on investments of $121 million were comprised of $125 million of gross realized gains and $4 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Cast & Crew Payroll, LLC	$26
Tripwire, Inc.	14
TAP Holdings, LLC	11
Global Healthcare Exchange, LLC	8
Protective Industries, Inc.	8
Hojeij Branded Foods, Inc.	8
Wellspring Distribution Corp	6
Driven Brands, Inc.	5
Fulton Holdings Corp.	5
Other, net	30

Total	$121

              During the year ended December 31, 2015, we also recognized net realized gains on foreign currency transactions of $6 million. In addition, during the year ended December 31, 2015, we redeemed the entire $144 million aggregate principal amount outstanding of the unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $145 million, which resulted in a realized loss on the extinguishment of debt of $4 million. The $200 million aggregate principal amount of unsecured notes that were scheduled to mature on October 15, 2040 were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $201 million, which resulted in a realized loss on the extinguishment of debt of $7 million.

              During the year ended December 31, 2014, we had $3.3 billion of sales, repayments or exits of investments resulting in $92 million of net realized gains on investments. These sales, repayments or exits included $220 million of investments sold to IHAM or certain vehicles managed by IHAM. There were no realized gains or losses recorded on these transactions. Net realized gains on investments of $92 million were comprised of $154 million of gross realized gains and $62 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Insight Pharmaceuticals Corporation	$33
The Dwyer Group	21
Waste Pro USA, Inc.	19
Service King Paint & Body, LLC	11
The Thymes, LLC	10
CT Technologies Intermediate Holdings, Inc.	7
ELC Acquisition Corp.	6
VSS-Tranzact Holdings, LLC	5
Platform Acquisition, Inc.	5
Apple & Eve, LLC	4
Pillar Processing LLC	(7)
CitiPostal Inc.	(21)
MVL Group, Inc.	(28)
Other, net	27

Total	$92

              During the year ended December 31, 2014, we also recognized net realized gains on foreign currency transactions of $2 million. In addition, during the year ended December 31, 2014, we purchased $0 million aggregate principal amount of the 2047 Notes and as a result of these transactions, we recognized realized losses on extinguishment of debt of $2 million.

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses for our portfolio for the years ended December 31, 2016, 2015 and 2014, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2016	2015	2014
Unrealized appreciation	$168	$116	$176
Unrealized depreciation	(306)	(304)	(120)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	13	(60)	1

Total net unrealized gains (losses)	$(125)	$(248)	$57

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC	$26
UL Holding Co., LLC	20
Community Education Centers, Inc.	19
Spin HoldCo Inc.	7
R3 Education, Inc.	7
Green Energy Partners	6
The Step2 Company, LLC	6
TA THI Buyer, Inc.	5
Things Remembered, Inc.	(6)
Ivy Hill Asset Management, L.P.	(6)
Brandtone Holdings Limited	(8)
FastMed Holdings I, LLC	(8)
ADF Capital, Inc.	(9)
10th Street, LLC	(9)
Indra Holdings Corp.	(11)
CCS Intermediate Holdings, LLC	(22)
Instituto de Banca y Comercio, Inc.	(52)
Infilaw Holding, LLC	(127)
Other, net	24

Total, net	$(138)

              During the year ended December 31, 2016, we also recognized net unrealized losses on foreign currency and other transactions of $5 million.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
OTG Management, LLC	$28
Ciena Capital LLC	11
Physiotherapy Associates Holdings, Inc.	6
Napa Management Services Corporation	6
UL Holding Co., LLC	5
Lakeland Tours, LLC	4
Spin HoldCo Inc.	(6)
Things Remembered, Inc.	(6)
La Paloma Generating Company, LLC	(6)
10th Street, LLC	(7)
Indra Holdings Corp.	(7)
Green Energy Partners	(8)
Primexx Energy Corporation	(8)
Nodality, Inc.	(9)
Competitor Group, Inc.	(9)
2329497 Ontario Inc.	(10)
Instituto de Banca y Comercio, Inc.	(14)
CCS Intermediate Holdings, LLC	(14)
Infilaw Holding, LLC	(14)
Ivy Hill Asset Management, L.P.	(24)
Petroflow Energy Corporation	(26)
Senior Secured Loan Fund LLC	(77)
Other, net	(3)

Total	$(188)

              During the year ended December 31, 2015, we also recognized net unrealized gains on foreign currency and other transactions of $2 million.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
10th Street, LLC	$44
UL Holding Co., LLC	15
Cast & Crew Payroll, LLC	11
Imperial Capital Private Opportunities, LP	10
Ciena Capital LLC	10
Tripwire, Inc.	8
Senior Secured Loan Fund LLC	7
Campus Management Corp.	7
Global Healthcare Exchange, LLC	4
Eckler Industries, Inc.	(4)
OTG Management, LLC	(4)
Orion Foods, LLC	(5)
Community Education Centers, Inc.	(7)
2329497 Ontario Inc.	(7)
The Step2 Company, LLC	(17)
ADF Restaurant Group, LLC	(18)
Ivy Hill Asset Management, L.P.	(21)
Other, net	23

Total	$56

              During the year ended December 31, 2014, we also recognized net unrealized gains on foreign currency transactions of $2 million.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Our liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility (each as defined below and together, the "Facilities"), net proceeds from the issuance of other securities, including SBA-guaranteed debentures (the "SBA Debentures"), as well as cash flows from operations.

              As of March 31, 2017, we had $247 million in cash and cash equivalents and $4.7 billion in total aggregate principal amount of debt outstanding ($4.6 billion at carrying value). Subject to leverage, borrowing base and other restrictions, we had approximately $2.2 billion available for additional borrowings under the Facilities and the SBA Debentures as of March 31, 2017.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such purchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2016, we received exemptive relief from the SEC allowing us to modify our calculation of asset coverage requirements to exclude the SBA Debentures. This exemptive relief provides us with increased investment flexibility but also increases our risk related to leverage. As of March 31, 2017, our asset coverage was 249% (excluding the SBA Debentures).

Equity Capital Activities

              As of March 31, 2017 and December 31, 2016, our total equity market capitalization was $7.4 billion and $5.2 billion, respectively. There were no sales of our equity securities during the three months ended March 31, 2017 and 2016.

              On January 3, 2017, in connection with the American Capital Acquisition, we issued 112 million shares valued at approximately $16.42 per share.

              In September 2015, our board of directors approved a stock repurchase program authorizing us to repurchase up to $100 million in the aggregate of our outstanding common stock in the open market at certain thresholds below our net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by us, in our discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. In May 2016, we suspended our stock repurchase program pending the completion of the American Capital Acquisition. In February 2017, our board of directors authorized an amendment to our stock repurchase program to (a) increase the total authorization under the program from $100 million to $300 million and (b) extend the expiration date of the program from February 28, 2017 to February 28, 2018. Under the stock repurchase program, we may repurchase up to $300 million in the aggregate of our outstanding common stock in the open market at a price per share that meets certain thresholds below our net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The program does not require us to repurchase any specific number of shares and we cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

              As of March 31, 2017, we had repurchased a total of 0.5 million shares of our common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $293 million available for additional repurchases under the program. During the three months ended March 31, 2017, we did not repurchase any shares of our common stock under the stock repurchase program.

Debt Capital Activities

              Our debt obligations consisted of the following as of March 31, 2017 and December 31, 2016:

	As of
	March 31, 2017					December 31, 2016
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)	Principal Amount	Carrying Value
Revolving Credit Facility	$2,095	(2)	$622	$622		$1,265	$571	$571
Revolving Funding Facility	1,000		575	575		540	155	155
SMBC Funding Facility	400		140	140		400	105	105
SBA Debentures	75		25	24		75	25	24
2017 Convertible Notes			—	—	(3)	162	162	162	(4)
2018 Convertible Notes	270		270	268	(4)	270	270	267	(4)
2019 Convertible Notes	300		300	297	(4)	300	300	296	(4)
2022 Convertible Notes	388		388	364	(4)	—	—	—
2018 Notes	750		750	746	(5)	750	750	745	(5)
2020 Notes	600		600	596	(6)	600	600	596	(6)
January 2022 Notes	600		600	592	(7)	600	600	592	(7)
October 2022 Notes	183		183	179	(8)	183	183	179	(8)
2047 Notes	230		230	182	(9)	230	230	182	(9)

Total	$6,891		$4,683	$4,585		$5,375	$3,951	$3,874

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $3.1 billion.

(3)
See below for more information on the repayment of the 2017 Convertible Notes at maturity.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes. As of March 31, 2017, the total unamortized debt issuance costs and the unaccreted discount for the 2018 Convertible Notes, the 2019 Convertible Notes and the 2022 Convertible Notes were $2 million, $3 million and $24 million, respectively. As of December 31, 2016, the total unamortized debt issuance costs and the unaccreted discount for the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $0 million, $3 million and $4 million, respectively.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs less the net unamortized premium was $4 million and $5 million, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs and the net unaccreted discount was $4 million and $4 million, respectively.

(7)
Represents the aggregate principal amount outstanding of the January 2022 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuance of the January 2022 Notes. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs and the unaccreted discount was $8 million and $8 million, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs was $4 million and $4 million, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount recorded as part of the acquisition of Allied Capital Corporation in April 2010 (the "Allied Acquisition"). As of March 31, 2017 and December 31, 2016, the total unaccreted purchased discount was $48 million and $48 million, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our debt outstanding as of March 31, 2017 were 4.0% and 4.5 years, respectively, and as of December 31, 2016 were 4.2% and 4.8 years, respectively.

              The ratio of total principal amount of debt outstanding to stockholders' equity as of March 31, 2017 was 0.67:1.00 compared to 0.77:1.00 as of December 31, 2016.

    Revolving Credit Facility

              We are party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), that allows us to borrow up to $2.1 billion at any one time outstanding. As of March 31, 2017, the Revolving Credit Facility consisted of a $383 million term loan tranche with a stated maturity date of January 4, 2022 and a $1.7 billion revolving tranche. For $1.6 billion of the revolving tranche, the end of the revolving period and the stated maturity date are January 4, 2021 and January 4, 2022, respectively. As of March 31, 2017, for $75 million of the revolving tranche, the end of the revolving period and the stated maturity date were May 4, 2020 and May 4, 2021, respectively. For the remaining $45 million of the revolving tranche, the end of the revolving period and the stated maturity date are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allows us, under certain circumstances, to increase the overall size of the Revolving Credit Facility to a maximum of $3.1 billion. The interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2017, the interest rate in effect was LIBOR plus 1.75%. We are also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of March 31, 2017, there was $622 million outstanding under the Revolving Credit Facility and we were in compliance in all material respects with the terms of the Revolving Credit Facility. See "Recent Developments" for more information on the Revolving Credit Facility.

    Revolving Funding Facility

              Our consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), that allows Ares Capital CP to borrow up to $1 billion at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are January 3, 2019 and January 3, 2022, respectively. The interest rate charged on the Revolving Funding Facility is based on LIBOR plus 2.30% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.30% per annum. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. As of March 31, 2017, there was $575 million outstanding under the Revolving Funding Facility and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

    SMBC Funding Facility

              Our consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility"), that allows ACJB to borrow up to $400 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. As of March 31, 2017, the end of the reinvestment period and the stated maturity date for the SMBC Funding Facility were September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2017, the interest rate in effect was LIBOR plus 1.75%. Additionally, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. As of March 31, 2017, there was $140 million outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

    SBA Debentures

              In April 2015, our wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to us.

              The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 million and as of March 31, 2017, the original amount committed to AVF LP by the SBA was $75 million. Any undrawn commitments expire on September 30, 2019. The SBA Debentures are non-recourse to us, have interest payable semi-annually, have a ten-year maturity and may be prepaid at any time without penalty. As of March 31, 2017, AVF LP had $25 million of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. As of March 31, 2017, AVF LP was in compliance in all material respects with SBA regulatory requirements.

              The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable issued SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with ten-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the ten-year fixed interest rate being determined, the interest rate charged for the SBA Debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of March 31, 2017, the weighted average fixed interest rate in effect for the SBA Debentures was 3.48%.

    Convertible Unsecured Notes

              We have issued $270 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes"), $300 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes") and $388 million aggregate principal amount of unsecured convertible notes that mature on February 1, 2022 (the "2022 Convertible Notes" and together with the 2018 Convertible Notes and the 2019 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Unsecured Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2018 Convertible Notes, the 2019 Convertible Notes and the 2022 Convertible Notes bear interest at a rate of 4.750%, 4.375% and 3.75%, respectively, per year, payable semi-annually.

              In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of March 31, 2017) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2017 are listed below.

	2018 Convertible Notes	2019 Convertible Notes	2022 Convertible Notes
Conversion premium	17.5%	15.0%	15.0%
Closing stock price at issuance	$16.91	$17.53	$16.86
Closing stock price date	October 3, 2012	July 15, 2013	January 23, 2017
Conversion price(1)	$19.64	$19.99	$19.39
Conversion rate (shares per one thousand dollar principal amount)(1)	50.9054	50.0292	51.5756
Conversion dates	July 15, 2017	July 15, 2018	August 1, 2021

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2017, taking into account certain de minimis adjustments that will be made on the conversion date.

              In March 2017, we repaid in full $162 million in aggregate principal amount of unsecured convertible notes (the "2017 Convertible Notes") due in March 2017 upon their maturity.

    Unsecured Notes

    2018 Notes

              We have issued $750 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 4.875% per year and mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600 million in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150 million in aggregate principal amount of the 2018 Notes were issued at a premium to the principal amount.

    2020 Notes

              We have issued $600 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.875% per year and mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400 million in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200 million in aggregate principal amount of the 2020 Notes were issued at a premium to the principal amount.

    January 2022 Notes

              We have issued $600 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.625% per year and mature on January 19, 2022 (the "January 2022 Notes"). The January 2022 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the January 2022 Notes, and any accrued and unpaid interest. The January 2022 Notes were issued at a discount to the principal amount.

    October 2022 Notes

              We have issued $183 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022. The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. See "Recent Developments" for more information relating to a redemption of the October 2022 Notes.

    2047 Notes

              As part of the Allied Acquisition, we assumed $230 million aggregate principal amount of unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes, the January 2022 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

              As of March 31, 2017, we were in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures and the indentures governing the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              See Note 5 to our consolidated financial statements for the three months ended March 31, 2017 for more information on our debt obligations.

CONTRACTUAL OBLIGATIONS

              A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of December 31, 2016 are as follows:

	Payments Due by Period
(in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$571	$—	$—	$571	$—
Revolving Funding Facility	155	—	155	—	—
SMBC Funding Facility	105	—	—	—	105
SBA Debentures	25	—	—	—	25
2017 Convertible Notes	162	162	—	—	—
2018 Convertible Notes	270	—	270	—	—
2019 Convertible Notes	300	—	300	—	—
2018 Notes	750	—	750	—	—
2020 Notes	600	—	—	600	—
January 2022 Notes	600	—	—	—	600
October 2022 Notes	183	—	—	—	183
2047 Notes	230	—	—	—	230
Operating lease obligations	85	9	18	18	40

	$4,036	$171	$1,493	$1,189	$1,183

OFF BALANCE SHEET ARRANGEMENTS

              We have various commitments to fund investments in our portfolio, as described below.

              As of March 31, 2017 and December 31, 2016, we had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) our discretion:

	As of
(in millions)	March 31, 2017	December 31, 2016
Total revolving and delayed draw loan commitments	$548	$411
Less: drawn commitments	(128)	(81)

Total undrawn commitments	420	330
Less: commitments substantially at our discretion	(15)	(12)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$405	$318

              Included within the total revolving and delayed draw loan commitments as of March 31, 2017 and December 31, 2016 were delayed draw loan commitments totaling $111 million and $92 million, respectively. Our commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

              Also included within the total revolving and delayed draw loan commitments as of March 31, 2017 were commitments to issue up to $73 million in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2017, we had $16 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For all these letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $3 million expire in 2017 and $13 million expire in 2018.

              We also have commitments to co-invest in the SDLP and the SSLP for our portion of the SDLP's and the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SDLP and the SSLP. See "Senior Direct Lending Program" and "Senior Secured Loan Program" above and Note 4 to our consolidated financial statements for the three months ended March 31, 2017 for more information.

              As of March 31, 2017 and December 31, 2016, we were party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	March 31, 2017	December 31, 2016
Total private equity commitments	$88	$57
Less: funded private equity commitments	(34)	(17)
Total unfunded private equity commitments	54	40
Less: private equity commitments substantially our discretion	(53)	(39)

Total net adjusted unfunded private equity commitments	$1	$1

              In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales), we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future. In addition, in the ordinary course of business, we may guarantee certain obligations of our portfolio companies (in particular, certain controlled portfolio companies). Under these guarantee arrangements, payments may be required to be made to third parties if the portfolio companies were to default on their related obligations.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of ours and our consolidated subsidiaries. We are an investment company following accounting and reporting guidance in ASC 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

              Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2017.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              We place our cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a portion of the Company's investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in the Company's portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              See Note 8 to our consolidated financial statements for the year ended December 31, 2016 and Note 8 to our consolidated financial statements for the three months ended March 31, 2017 for more information on our valuation process.

Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

              We have loans in our portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Capital Structuring Service Fees and Other Income

              Our investment adviser seeks to provide assistance to our portfolio companies and in return we may receive fees for capital structuring services. These fees are generally only available to us as a result of our underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that our investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to us. In certain instances where we are invited to participate as a co-lender in a transaction and do not provide significant services in connection with the investment, a portion of loan fees paid to us in such situations will be deferred and amortized over the estimated life of the loan.

              Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by us to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivative Instruments

              We do not utilize hedge accounting and as such we value our derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in our consolidated statement of operations.

Equity Offering Expenses

              Our offering costs are charged against the proceeds from equity offerings when proceeds are received.

Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

Income Taxes

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. We (among other requirements) have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year, we accrue excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we may purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

              In May 2014, the Financial Accounting Standards Board (the "FASB") issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU No. 2017-05, Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an "in-substance non-financial asset." While we continue to evaluate the impact of ASU No. 2014-09, and cannot currently quantify the impact of ASU No. 2014-09, we expect any impact by the proposed standard to be limited to structuring service fees.

              In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Leases (Topic 840). Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The guidance requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. While we are currently evaluating the impact of ASU No. 2016-02, we expect an increase to the consolidated balance sheets for lease assets and associated lease liabilities, as well as resulting depreciation expense of the lease assets and interest expense of the lease liabilities in our consolidated statements of income, for our lease agreements previously accounted for as operating leases.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

              As of March 31, 2017, 79% of the investments at fair value in our portfolio bore interest at variable rates, 9% bore interest at fixed rates, 11% were non-interest earning and 1% were on non-accrual status. Additionally, for the variable rate investments, 72% of these investments contained interest rate floors (representing 57% of total investments at fair value). Also, as of March 31, 2017, all the loans made through the SSLP and SDLP contained interest rate floors. The Facilities all bear interest at variable rates with no interest rate floors, while the SBA Debentures, the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

              Based on our March 31, 2017, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$263	$41	$222
Up 200 basis points	$175	$27	$148
Up 100 basis points	$87	$14	$73
Down 100 basis points	$(3)	$(13)	$10
Down 200 basis points	$(3)	$(13)	$10
Down 300 basis points	$(3)	$(13)	$10

(1)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three months ended March 31, 2017 for more information on the income based fees.

              Based on our December 31, 2016, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$205	$25	$180
Up 200 basis points	$136	$17	$119
Up 100 basis points	$67	$9	$58
Down 100 basis points	$9	$(6)	$15
Down 200 basis points	$8	$(6)	$14
Down 300 basis points	$8	$(6)	$14

(1)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three months ended March 31, 2017 for more information on the income based fees.

SENIOR SECURITIES
(dollar amounts in thousands, except per unit data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last ten fiscal years and as of March 31, 2017. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2016, is attached as an exhibit to the registration statement of which this prospectus and the accompanying prospectus supplement is a part. The "—"indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2017 (as of March 31, 2017, unaudited)	$622,500	$2,490	$—	N/A
Fiscal 2016	$571,053	$2,296	$—	N/A
Fiscal 2015	$515,000	$2,213	$—	N/A
Fiscal 2014	$170,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,393	$—	N/A
Fiscal 2010	$146,000	$3,079	$—	N/A
Fiscal 2009	$474,144	$2,294	$—	N/A
Fiscal 2008	$480,486	$2,201	$—	N/A
Fiscal 2007	$282,528	$2,644	$—	N/A
Revolving Funding Facility
Fiscal 2017 (as of March 31, 2017, unaudited)	$575,000	$2,490	$—	N/A
Fiscal 2016	$155,000	$2,296	$—	N/A
Fiscal 2015	$250,000	$2,213	$—	N/A
Fiscal 2014	$324,000	$2,292	$—	N/A
Fiscal 2013	$185,000	$2,547	$—	N/A
Fiscal 2012	$300,000	$2,721	$—	N/A
Fiscal 2011	$463,000	$2,393	$—	N/A
Fiscal 2010	$242,050	$3,079	$—	N/A
Fiscal 2009	$221,569	$2,294	$—	N/A
Fiscal 2008	$114,300	$2,201	$—	N/A
Fiscal 2007	$85,000	$2,644	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2017 (as of March 31, 2017, unaudited)	$140,000	$2,490	$—	N/A
Fiscal 2016	$105,000	$2,296	$—	N/A
Fiscal 2015	$110,000	$2,213	$—	N/A
Fiscal 2014	$62,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
SBA Debentures
Fiscal 2017 (as of March 31, 2017, unaudited)	$25,000	$2,490	$—	N/A
Fiscal 2016	$25,000	$2,296	$—	N/A
Fiscal 2015	$22,000	$2,213	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,393	$—	N/A
Fiscal 2010	$155,297	$3,079	$—	N/A
Fiscal 2009	$273,752	$2,294	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2008	$314,000	$2,201	$—	N/A
Fiscal 2007	$314,000	$2,644	$—	N/A
February 2016 Convertible Notes
Fiscal 2015	$575,000	$2,213	$—	N/A
Fiscal 2014	$575,000	$2,292	$—	N/A
Fiscal 2013	$575,000	$2,547	$—	N/A
Fiscal 2012	$575,000	$2,721	$—	N/A
Fiscal 2011	$575,000	$2,393	$—	N/A
June 2016 Convertible Notes
Fiscal 2015	$230,000	$2,213	$—	N/A
Fiscal 2014	$230,000	$2,292	$—	N/A
Fiscal 2013	$230,000	$2,547	$—	N/A
Fiscal 2012	$230,000	$2,721	$—	N/A
Fiscal 2011	$230,000	$2,393	$—	N/A
2017 Convertible Notes
Fiscal 2016	$162,500	$2,296	$—	N/A
Fiscal 2015	$162,500	$2,213	$—	N/A
Fiscal 2014	$162,500	$2,292	$—	N/A
Fiscal 2013	$162,500	$2,547	$—	N/A
Fiscal 2012	$162,500	$2,721	$—	N/A
2018 Convertible Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$270,000	$2,490	$—	N/A
Fiscal 2016	$270,000	$2,296	$—	N/A
Fiscal 2015	$270,000	$2,213	$—	N/A
Fiscal 2014	$270,000	$2,292	$—	N/A
Fiscal 2013	$270,000	$2,547	$—	N/A
Fiscal 2012	$270,000	$2,721	$—	N/A
2019 Convertible Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$300,000	$2,490	$—	N/A
Fiscal 2016	$300,000	$2,296	$—	N/A
Fiscal 2015	$300,000	$2,213	$—	N/A
Fiscal 2014	$300,000	$2,292	$—	N/A
Fiscal 2013	$300,000	$2,547	$—	N/A
2022 Convertible Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$388,000	$2,490	$—	N/A
2011 Notes
Fiscal 2010	$300,584	$3,079	$—	$1,018
2012 Notes
Fiscal 2010	$161,210	$3,079	$—	$1,018
2018 Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$750,000	$2,490	$—	N/A
Fiscal 2016	$750,000	$2,296	$—	N/A
Fiscal 2015	$750,000	$2,213	$—	N/A
Fiscal 2014	$750,000	$2,292	$—	N/A
Fiscal 2013	$600,000	$2,547	$—	N/A
2020 Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$600,000	$2,490	$—	N/A
Fiscal 2016	$600,000	$2,296	$—	N/A
Fiscal 2015	$600,000	$2,213	$—	N/A
Fiscal 2014	$400,000	$2,292	$—	N/A
January 2022 Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$600,000	$2,490	$—	N/A
Fiscal 2016	$600,000	$2,296	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
February 2022 Notes
Fiscal 2014	$143,750	$2,292	$—	$1,024
Fiscal 2013	$143,750	$2,547	$—	$1,043
Fiscal 2012	$143,750	$2,721	$—	$1,035
October 2022 Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$182,500	$2,490	$—	$1,024
Fiscal 2016	$182,500	$2,296	$—	$1,017
Fiscal 2015	$182,500	$2,213	$—	$1,011
Fiscal 2014	$182,500	$2,292	$—	$1,013
Fiscal 2013	$182,500	$2,547	$—	$993
Fiscal 2012	$182,500	$2,721	$—	$986
2040 Notes
Fiscal 2014	$200,000	$2,292	$—	$1,040
Fiscal 2013	$200,000	$2,547	$—	$1,038
Fiscal 2012	$200,000	$2,721	$—	$1,041
Fiscal 2011	$200,000	$2,393	$—	$984
Fiscal 2010	$200,000	$3,079	$—	$952
2047 Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$229,557	$2,490	$—	$1,015
Fiscal 2016	$229,557	$2,296	$—	$1,015
Fiscal 2015	$229,557	$2,213	$—	$1,011
Fiscal 2014	$229,557	$2,292	$—	$985
Fiscal 2013	$230,000	$2,547	$—	$972
Fiscal 2012	$230,000	$2,721	$—	$978
Fiscal 2011	$230,000	$2,393	$—	$917
Fiscal 2010	$230,000	$3,079	$—	$847

(1)
Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments). In June 2016, Ares Capital received exemptive relief from the SEC allowing it to modify the asset coverage requirements to exclude SBA Debentures from this calculation. As such, the asset coverage ratio beginning with Fiscal 2016 excludes the SBA Debentures. Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of ASU 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

 BUSINESS

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. As of March 31, 2017, we were the largest BDC with approximately $12.0 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the American Capital Acquisition, American Capital's equity investments, including equity investments pursuant to which American Capital controlled a particular portfolio company, became part of our portfolio.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, IHAM), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2017, Ares had approximately 370 investment professionals and approximately 585 administrative professionals.

American Capital Acquisition

              On January 3, 2017, we completed the American Capital Acquisition in a cash and stock transaction valued at approximately $4.2 billion. In connection with the stock consideration, we issued approximately 112 million shares of our common stock to American Capital's then-existing stockholders (including holders of outstanding in-the-money American Capital stock options), thereby resulting in our then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company. See Note 14 to our consolidated financial statements for the three months ended March 31, 2017 and Note 16 to our consolidated financial statements for the year ended December 31, 2016 for additional information regarding the American Capital Acquisition.

              In connection with the American Capital Acquisition, Ares Capital Management has agreed to the Fee Waiver.

Ares Management, L.P.

              Ares is a publicly traded, leading global alternative asset manager. As of March 31, 2017, Ares had approximately 955 employees in over 15 principal and originating offices across the United States, Europe, Asia and Australia. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its three distinct but complementary investment groups in Credit, Private Equity and Real Estate is a market leader based on investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 100 U.S.-based investment professionals as of March 31, 2017 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell

Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members comprised of certain of the U.S.-based partners of the Ares Credit Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe disruption and volatility that occurs periodically in the credit markets, reduces capital available to certain capital providers, causing a reduction in competition. When these volatile market conditions occur, they often create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being the largest BDC makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to junior capital focused lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2017, Ares oversaw a portfolio of investments in over 1,300 companies, approximately 565 structured assets and over 160 properties across over 60 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 20 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Our investment adviser is registered under the Advisers Act. Under our investment advisory agreement we have agreed to pay our investment adviser base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), income based fees and capital gains incentive fees. See "—Investment Advisory and Management Agreement". Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to the administration agreement. See "—Administration Agreement".

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. On January 18, 2017, we received an order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to issue senior securities, which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%. As of March 31, 2017, our asset coverage was 249% (excluding the SBA Debentures).

              In addition, as a consequence of us being a RIC under the Code for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not to be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien senior secured loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited.

              Our debt investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the sizes of our investments may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              Our preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the American Capital Acquisition, American Capital's equity investments, including equity investments pursuant to which American Capital controlled a particular portfolio company, became part of our portfolio.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our expected final hold size. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment. We may also syndicate a "first out" loan to an investor and retain a "last out" loan, in which case the "first out" loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              We make senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien loans. Our senior secured loans generally have terms of three to ten years. In connection with our senior secured loans we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to preferred and common equity in a borrower's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co-investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed under "—Investment Selection" below, we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "—Regulation" below. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued the Concept Release which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP and the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with our position.

Co-Investment Programs

    Senior Direct Lending Program

              We have established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the SDLP. In July 2016, we and Varagon and its clients completed the initial funding of the SDLP. The SDLP may generally commit and hold individual loans of up to $300 million. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of March 31, 2017, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. The SDLP Certificates pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              As of March 31, 2017, we and Varagon and its clients had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which $591 million has been made available from us. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP as discussed above. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

	As of
	March 31, 2017	December 31, 2016
Total capital funded to the SDLP(1)	$1,282	$1,285
Total capital funded to the SDLP by the Company(1)	$269	$270
Total unfunded capital commitments to the SDLP(2)	$168	$177
Total unfunded capital commitments to the SDLP by the Company(2)	$35	$37

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

              As of March 31, 2017, the fair value of the SDLP Certificates held by us was $269 million (no unrealized appreciation or depreciation), which represented approximately 2.4% of our total portfolio at fair value. As of March 31, 2017, the SDLP had 14 different underlying borrowers.

              For more information on the SDLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Direct Lending Program."

    Senior Secured Loan Program

              We and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of the SSLP Certificates. As of March 31, 2017 and December 31, 2016, we and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner.

              As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies.

              Below is a summary of the funded capital and unfunded capital commitments of the SSLP.

	As of
	March 31, 2017	December 31, 2016
Total capital funded to the SSLP(1)	$3,307	$3,819
Total capital funded to the SSLP by the Company(1)	$2,004	$2,004
Total unfunded capital commitments to the SSLP(2)	$50	$50
Total unfunded capital commitments to the SSLP by the Company(2)	$7	$7

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SSLP and will be funded as the transactions are completed.

              As of March 31, 2017, the fair value of the SSLP Certificates held by us was $1.9 billion (including unrealized depreciation of $19 million), which represented approximately 16.8% of our total portfolio at fair value. As of December 31, 2016, the fair value of the SSLP Certificates held by us was $1.9 billion (including unrealized depreciation of $26 million), which represented approximately 21.7% of our total portfolio at fair value.

              For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

Ivy Hill Asset Management, L.P.

              As of March 31, 2017, our portfolio company, IHAM, an SEC-registered investment adviser, managed 22 vehicles and served as the sub-manager/sub-servicer for two other vehicles. As of March 31, 2017, IHAM had assets under management of approximately $4.3 billion. As of March 31, 2017, the amortized cost and fair value of our investment in IHAM was $296 million and $354 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

              On January 3, 2017, in connection with the American Capital Acquisition, ACAM merged with and into IHAM, with IHAM remaining as the surviving entity as a wholly owned portfolio company of ours. As a result, IHAM now manages certain funds that were previously managed by ACAM. Additionally, on May 19, 2017, pursuant to approval granted at a special meeting of stockholders of ACSF held on May 19, 2017, IHAM entered into a new management agreement with ACSF, pursuant to which IHAM serves as ACSF's investment adviser.

Industry Composition

              We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

  •
  Aerospace and Defense

  •
  Automotive Services

  •
  Business Services

  •
  Consumer Products

  •
  Containers and Packaging

  •
  Education

  •
  Environmental Services

  •
  Financial Services

  •
  Food and Beverage

  •
  Healthcare Services

  •
  Investment Funds and Vehicles

  •
  Manufacturing

  •
  Oil and Gas

  •
  Other Services

  •
  Power Generation

  •
  Restaurant and Food Services

  •
  Retail

  •
  Telecommunications

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industry and geographic compositions of our portfolio at fair value as of March 31, 2017 and December 31, 2016 were as follows:

	As of
	March 31, 2017	December 31, 2016
Industry
Investment Funds and Vehicles(1)	22.1%	25.2%
Business Services	15.4	9.8
Healthcare Services	13.4	14.3
Other Services	7.9	8.9
Consumer Products	7.5	7.2
Financial Services	4.3	4.2
Power Generation	3.9	6.4
Restaurants and Food Services	3.7	4.5
Manufacturing	3.4	3.8
Containers and Packaging	2.8	2.8
Food and Beverage	2.7	2.2
Education	2.5	2.0
Automotive Services	1.8	1.9
Environmental Services	1.6	0.9
Commercial Real Estate Finance	1.3	1.0
Other	5.7	4.9

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which had made first lien senior secured loans to 14 and 14 different borrowers as of March 31, 2017 and December 31, 2016, respectively, and the Company's investment in the SSLP, which had made first lien senior secured loans to 18 and 19 different borrowers as of March 31, 2017 and December 31, 2016, respectively. The portfolio companies in the SDLP and SSLP are in industries similar to the companies in the Company's portfolio.

	As of
Geographic Region	March 31, 2017	December 31, 2016
West(1)	34.9%	41.5%
Southeast	21.1	19.5
Midwest	20.8	19.7
Mid Atlantic	14.2	14.7
International	5.7	1.0
Northeast	3.3	3.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which represented 2.4% and 3.1% of the total investment portfolio at fair value as of March 31, 2017 and December 31, 2016, respectively, and the Company's investment in the SSLP, which represented 16.8% and 21.7% of the total investment portfolio at fair value as of March 31, 2017 and December 31, 2016, respectively.

              As of March 31, 2017, 2.9% of total investments at amortized cost (or 1.1% of total investments at fair value) were on non-accrual status. As of December 31, 2016, 2.9% of total investments at amortized cost (or 0.8% of total investments at fair value) were on non-accrual status.

              Since our IPO on October 8, 2004 through March 31, 2017, our exited investments resulted in an aggregate cash flow realized internal rate of return (as discussed in more detail in footnote 1 to the table below) to us of approximately 13% (based on original cash invested, net of syndications, of approximately $14.7 billion and total proceeds from such exited investments of approximately $18.0 billion). Approximately 65% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              The aggregate cash flow realized internal rate of return, original cash invested, net of syndications, and total proceeds, in each case from exited investments, are listed below from our IPO on October 8, 2004 through the end of each period shown below.

	Exited Investments IPO through
(dollar amounts in millions)	March 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Realized internal rate of return(1)	13%	13%	13%	13%	13%	13%	14%	15%	14%	19%	21%	26%	41%	17%
Original cash invested, net of syndications	$14,704	$14,264	$12,170	$9,883	$7,717	$6,817	$4,638	$2,696	$1,220	$923	$684	$424	$119	$28
Total proceeds	$18,046	$17,523	$14,903	$12,121	$9,445	$8,264	$5,627	$3,256	$1,405	$1,104	$818	$511	$140	$32

(1)
Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized.

              Additionally, since our IPO on October 8, 2004 through March 31, 2017, our realized gains have exceeded our realized losses by approximately $592 million (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over 20 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in respect of its other investment funds.

              This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the potential transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management team to get a detailed review of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

  •
  reviewing both short and long term projections of the business, and sensitizing them for both upside and downside risk;

  •
  visiting headquarters and company operations and meeting with top and middle-level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to the investment committee on a preliminary basis, which is comprised of certain U.S.-based partners of the Ares Credit Group.

              After the investment committee approves continued work on the potential investment, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of our investment adviser, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 3-5% of the investments to new portfolio companies initially reviewed by us eventually result in the issuance of formal commitments and the closing of such transactions.

Debt Investments

              We invest in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to ten years. In connection with our first and second lien senior secured loans we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively higher fixed interest rates. The mezzanine debt investments generally have terms of up to ten years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior secured loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a borrower from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the American Capital Acquisition, American Capital's equity investments, including equity investments pursuant to which American Capital controlled a particular portfolio company, became part of our portfolio.

ACQUISITION OPPORTUNITIES

              We believe that there may be opportunity for further consolidation in our industry. From time to time, we evaluate potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              In this regard, on January 3, 2017, we completed the American Capital Acquisition.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, other than in connection with the American Capital Acquisition, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. We have incurred, and may in the future incur, significant expenses in connection with evaluating potential strategic acquisition and investment transactions.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights in connection with our portfolio companies. As of March 31, 2017, of our 316 portfolio companies, we were entitled to board seats or board observation rights on 33% of these companies and these companies represented approximately 58% of our portfolio at fair value.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              We assigned a fair value as of the Acquisition Date to each of the portfolio investments acquired in connection with the American Capital Acquisition. The initial cost basis of each investment acquired was equal to the fair value of such investment as of the Acquisition Date. Many of these portfolio investments were assigned a fair value reflecting a discount to American Capital's cost basis at the time of American Capital's origination or acquisition. Each investment was initially assessed a grade of 3 (i.e., generally the grade we assign a portfolio company at acquisition), reflecting the relative risk to our initial cost basis of such investments. It is important to note that our grading system does not take into account factors or events in respect of the period from when American Capital originated or acquired such portfolio investments or the current status of these portfolio investments in terms of compliance with debt facilities, financial performance and similar factors. Rather, it is only intended to measure risk from the time that we acquired the portfolio investment in connection with the American Capital Acquisition. Accordingly, it is possible that the grades of these portfolio investments may be reduced or increased in the future.

              As of March 31, 2017, the weighted average grade of our portfolio at fair value was 3.1. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

              We believe that the relationships of the members of our investment adviser's investment committee and of the partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 100 U.S.-based investment professionals as of March 31, 2017 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement" below. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC and IHAM, pursuant to which Ares Management LLC, the sole member of Ares Capital Management, and IHAM sublease a portion of these leases. Ares Management LLC has also entered into separate subleases with us, pursuant to which we sublease certain office spaces from Ares Management LLC.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. In addition, American Capital and Allied Capital were involved in various legal proceedings that we assumed in connection with the American Capital Acquisition and the Allied Acquisition, respectively. Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.

              On May 20, 2013, we were named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states our individual share is approximately $117 million, and (2) punitive damages. We are currently unable to assess with any certainty whether we may have any exposure in the Action. We believe the plaintiff's claims are without merit and intend to vigorously defend ourselves in the Action.

              On or about February 10, 2017, shareholders of American Capital filed a second consolidated amended putative shareholder class action complaint allegedly on behalf of holders of the common stock of American Capital against the former members of American Capital's board of directors and certain former American Capital officers (collectively, the "American Capital defendants"), as well as Elliott Management Corporation, Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. (collectively "Elliott") in the Circuit Court for Montgomery County, Maryland (the "Court") challenging the American Capital Acquisition. This action is a consolidation of putative shareholder complaints filed against the directors of American Capital on June 24, 2016, July 12, 2016, July 21, 2016 and July 27, 2016, which were first consolidated in an amended consolidated putative shareholder class action complaint filed on August 18, 2016. The action alleges that the directors, officers and Elliott failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by hastily commencing a sales process due to the board's manipulation by Elliott. In the alternative, the complaint alleges Elliott aided and abetted breaches of fiduciary duty by the American Capital directors and officers. The complaint also alleges that the directors and officers failed to obtain for the shareholders the highest value available in the marketplace for their shares in the American Capital Acquisition. The complaint further alleges that the merger was the product of a flawed process due to Elliott's continued manipulation, the use of deal protection devices in the American Capital Acquisition that precluded other bidders from making a higher offer to American Capital and the directors' conflicts of interest due to special benefits, including the full vesting of American Capital stock options and incentive awards or golden parachutes the directors received upon consummation of the proposed merger. Additionally, the complaint alleges that the registration statement, which was filed with the SEC on July 20, 2016 and included a joint proxy statement to American Capital's shareholders, is materially false and misleading because it omits material information concerning the financial and procedural fairness of the American Capital Acquisition. The complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty and waste. We assumed American Capital's indemnification obligations with respect to this legal proceeding in connection with the American Capital Acquisition and believe that these claims are without merit. The American Capital defendants filed their motion to dismiss the second consolidated amended complaint on March 3, 2017. Elliott filed its motion to dismiss the second consolidated amended complaint on April 14, 2017. The plaintiffs filed a consolidated brief in opposition to the defendants' motions to dismiss on May 9, 2017, and the defendants filed replies in support of their motions on May 26, 2017. A hearing on the motions to dismiss was scheduled for June 9, 2017. However, on that date, the plaintiffs and the American Capital defendants reached an agreement in principle to settle the claims against the American Capital defendants. The plaintiffs and the American Capital defendants will seek preliminary approval by the Court of the settlement by no later than July 25, 2017. In the meantime, the Court has stayed proceedings against the American Capital defendants, although Elliott and the plaintiffs are continuing to litigate. There can be no assurance that the Court will approve the settlement. The American Capital defendants have vigorously denied all liability with respect to the facts and claims alleged in the actions. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any American Capital defendant.

PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of March 31, 2017. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may receive rights to observe such board meetings.

              Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of March 31, 2017
(dollar amounts in millions)
(Unaudited)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
10th Street, LLC and	Real estate holding company	First lien senior secured loan	12.00% Cash, 1.00% PIK	11/2/2019		$25.6
New 10th Street, LLC(4)		Senior subordinated loan	12.00% Cash, 1.00% PIK	11/2/2019		$27.6
5 North 11th Street		Member interest			10.00%	$10.6
Brooklyn, NY 11211		Option			40.10%	$24.6

Absolute Dental Management LLC and	Dental services provider	First lien senior secured loan	9.05% (Libor + 7.90%/Q)	1/5/2022		$21.4
ADM Equity, LLC		Class A preferred units			8.46%	$0.4
526 South Tonopah Dr. Suite #200		Class A common units			8.46%	$—
Las Vegas, NV 89106

ACAS CLO 2007-1, Ltd.(4)(88)(89)	Investment vehicle	Subordinated notes		4/20/2021		$—
P.O. Box 1093 GT Queensgate House, South Church Street
George Town, Cayman Islands

ACAS Equity Holdings Corporation(4)(89)	Investment company	Common stock			100.00%	$0.4
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

ACAS Real Estate Holdings Corporation(4)	Real estate holding company	Common stock			100.00%	$2.6
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Accruent, LLC and	Real estate and facilities	First lien senior secured	8.25% (Base Rate + 4.25%/Q)	5/16/2022		$0.2	(5)
Athena Parent, Inc.	management software	revolving loan
10801-2 N Mopac Expressway,	provider	Second lien senior secured loan	10.79% (Libor + 9.75%/Q)	11/16/2022		$53.0
Suite 400		Series A preferred stock			0.76%	$0.7
Austin, TX 78759		Common stock			0.76%	$2.9

Acrisure, LLC, Acrisure Investors FO, LLC	Retail insurance advisor and	Second lien senior secured loan	10.40% (Libor + 9.25%/Q)	11/22/2024		$9.7
and Acrisure Investors SO, LLC	brokerage	Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	11/22/2024		$88.6
5664 Prairie Creek Dr. SE		Membership interests			1.91%	$9.7
Caledonia, MI 49316		Membership interests			0.95%	$2.4

Adaptive Mobile Security Limited(88)	Developer of security	First lien senior secured loan	12.00% (EURIBOR + 9.00%	7/1/2018		$1.5
Ferry House	software for mobile		Cash, 1.00% PIK/M)
48-52 Lower Mount Street	communications networks	First lien senior secured loan	12.00% (EURIBOR + 9.00%	10/1/2018		$0.4
Dublin 2, Ireland			Cash, 1.00% PIK/M)
		First lien senior secured loan	12.00% (EURIBOR + 9.00%	10/1/2018		$1.1
			Cash, 1.00% PIK/M)

ADCS Billings Intermediate Holdings, LLC	Dermatology practice	First lien senior secured	8.75% (Base Rate + 4.75%/Q)	5/18/2022		$1.6	(6)
151 Southhall Lane, Suite 300		revolving loan
Maitland, FL 32751

ADF Capital, Inc., ADF Restaurant	Restaurant owner and	First lien senior secured loan		12/18/2018		$19.3
Group, LLC, and ARG Restaurant	operator	First lien senior secured loan	19.00% PIK (Libor + 18.00%/Q)	12/18/2018		$3.2
Holdings, Inc.(4)		Promissory note		12/18/2023		$—
165 Passaic Avenue		Warrant		12/18/2023	95.00%	$—	(2)
Fairfield, NJ 07004

ADG, LLC and RC IV GEDC Investor LLC	Dental services provider	First lien senior secured	5.75% (Libor + 4.75%/Q)	9/28/2022		$2.0	(7)
29777 Telegraph Road Suite 3000		revolving loan
Southfield, MI 48304		Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	3/28/2024		$87.5
		Membership units			0.92%	$2.8

AEP Holdings, Inc. and Arrowhead Holdco	Distributor of	First lien senior secured loan	7.79% (Libor + 6.75%/Q)	8/31/2021		$1.3
Company	non-discretionary, mission-	First lien senior secured loan	7.75% (Libor + 6.75%/Q)	8/31/2021		$2.0
3787 95th Ave. N.E.	critical aftermarket	Common stock			1.17%	$3.8
Blaine, MN 55014	replacement parts

Aimbridge Hospitality, LLC	Hotel operator	First lien senior secured loan	—	10/8/2018		$—	(8)
5851 Legacy Circle, Suite 400		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$2.8
Plano, TX 75024		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$18.1

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Alcami Holdings, LLC(4)	Outsourced drug	First lien senior secured	6.50% (Libor + 5.50%/Q)	10/25/2019		$21.6	(9)
AAIPharma Services Headquarters	development services	revolving loan
2320 Scientific Park Drive	provider	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	10/26/2020		$10.0
Wilmington, NC 28405		First lien senior secured loan	6.50% (Libor + 5.50%/Q)	10/26/2020		$96.4
		First lien senior secured loan	10.50% (Base Rate + 6.50%/Q)	10/26/2020		$0.2
		Senior subordinated loan	14.75%	10/26/2020		$32.4
		Senior subordinated loan	12.25%	10/26/2020		$25.0
		Senior subordinated loan	11.75%	10/26/2020		$30.0
		Senior subordinated loan	12.00%	10/26/2020		$30.0
		Senior subordinated loan		10/26/2020		$19.2
		Series R preferred membership units			100.00%	$—
		Series R-2 preferred membership units			100.00%	$—

Alegeus Technologies Holdings Corp.	Benefits administration and	Preferred stock			1.50%	$2.5
1601 Trapelo Road	transaction processing	Common stock			1.50%	$—
South Building, 2nd Floor	provider
Waltham, MA 02451

AllBridge Financial, LLC(4)	Asset management services	Equity interests			100.00%	$—
13760 Noel Road, Suite 1100
Dallas, TX 75240

Alphabet Energy, Inc.	Technology developer to	First lien senior secured loan	14.53% (Libor + 11.50% Cash,	8/1/2017		$3.5
26225 Eden Landing Road, Suite D	convert waste-heat into		2.00% PIK/M)
Hayward, CA 94545	electricity	Series 1B preferred stock			0.19%	$0.1
		Warrant		12/12/2023	0.88%	$0.1	(2)

American Broadband Holding Company and	Broadband communication	Warrant		11/7/2017	20.76%	$4.1	(2)
Cameron Holdings of NC, Inc.	services	Warrant		11/7/2017	20.00%	$10.0	(2)
401 N. Tryon Street, 10th Floor
Charlotte, NC 28202

American Residential Services L.L.C.	Heating, ventilation and air	Second lien senior secured loan	9.15% (Libor + 8.00%/Q)	12/31/2022		$67.0
965 Ridge Lake Blvd.	conditioning services provider
Memphis, TN 38120

American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	First lien senior secured revolving loan	8.00% (Base Rate + 4.00%/Q)	8/19/2021		$5.9	(10)
2025 First Avenue, Suite 900		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/19/2021		$0.7
Seattle, WA 98121		First lien senior secured loan	6.03% (Libor + 5.00%/Q)	8/19/2021		$6.0
		First lien senior secured loan	8.00% (Base Rate + 4.00%/Q)	8/19/2021		$0.1
		Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	2/19/2022		$55.0
		Class A units			0.24%	$0.1
		Warrant		8/19/2035	3.36%	$8.8	(2)

Ares IIIR/IVR CLO Ltd.(88)(89)	Investment vehicle	Subordinated notes	10.80%	4/16/2021		$5.4
P.O. Box 1093 GT Queensgate House, South Church Street
George Town, Cayman Islands

Argon Medical Devices, Inc.	Manufacturer and marketer	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	6/23/2022		$9.0
5151 Headquarters Drive, Suite 210	of single-use specialty medical
Plano, TX 75024	devices

Associated Asphalt Partners, LLC	Provider of asphalt	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	4/5/2024		$4.3
130 Church Ave SW	terminalling, storage and
Roanoke, VA 24011	distribution

Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/31/2020		$35.0
5201 East Tudor Road
Anchorage, AL 99507

AwarePoint Corporation	Healthcare technology	First lien senior secured loan	11.55% (Libor + 10.50%/M)	6/1/2018		$8.4
600 W. Broadway, Suite 250	platform developer	Warrant		9/5/2024	8.83%	$0.6	(2)
San Diego, CA 92101

Babson CLO Ltd. 2006-II(88)(89)	Investment vehicle	Income notes		10/16/2020		$—
Walker House, 87 Mary Street
George Town, KY1-9002 Cayman Islands

Babson CLO Ltd. 2013-II(88)(89)	Investment vehicle	Income notes	10.00%	1/18/2025		$3.1
P.O. Box 1093 Queensgate House
Grand Cayman, KY1-1102, Cayman Islands

Babson CLO Ltd. 2014-I(88)(89)	Investment vehicle	Subordinated notes	13.20%	7/20/2025		$5.1
P.O. Box 1093 Queensgate House
Grand Cayman, KY1-1102, Cayman Islands

Babson CLO Ltd. 2014-II(88)(89)	Investment vehicle	Subordinated notes	19.00%	10/17/2026		$14.3
P.O. Box 1093 Queensgate House
Grand Cayman, KY1-1102, Cayman Islands

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Badger Sportswear Acquisition, Inc.	Provider of team uniforms	Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	3/11/2024		$50.0
111 Badger Lane,	and athletic wear
Statesville, NC 28625

Bellotto Holdings Limited(4)(88)	Manufacturer and retailer of	Preferred stock			97.00%	$42.6
Colwick Business Park Private Road No. 2	blinds and curtains	Preferred stock			80.00%	$2.3
Colwick, Nottingham NG4 2JR, UK		Common stock			95.80%	$27.9
		Class A common stock			98.20%	$126.1

Benihana, Inc.	Restaurant owner and	First lien senior secured	8.25% (Libor + 7.00%/Q)	7/17/2018		$0.8	(11)
8685 Northwest 53rd Terrace	operator	revolving loan
Miami, FL 33166		First lien senior secured revolving loan	9.75% (Base Rate + 5.75%/Q)	7/17/2018		$0.2	(11)
		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	1/17/2019		$4.9

BeyondTrust Software, Inc.	Management software	First lien senior secured	—	9/25/2019		$—	(12)
5090 40th St. Suite 400	solutions provider	revolving loan
Phoenix, AZ 85018		First lien senior secured loan	8.00% (Libor + 7.00%/Q)	9/25/2019		$29.2

Blue Hill CLO, Ltd.(88)(89)	Investment vehicle	Subordinated notes	16.00%	1/15/2026		$8.2
PO Box 1350 Clifton House, 75 Fort Street		Subordinated notes	44.70%	1/15/2026		$0.1
Grand Cayman KY1-1108 Cayman Islands

Blue Wolf Capital Fund II, L.P.(88)(89)	Investment partnership	Limited partnership interest			8.50%	$8.1
48 Wall Street 31 Floor
New York, NY 10005

BluePay Processing, LLC	Payment processing solutions	Second lien senior secured loan	9.54% (Libor + 8.50%/Q)	8/30/2022		$32.8
184 Shuman Boulevard Suite 350	provider
Naperville, IL 60563

Borchers Americas, Inc.	Provider of performance	First lien senior secured loan	5.90% (Libor + 4.75%/Q)	1/13/2024		$5.0
811 Sharon Drive,	enhancing coating additives
Westlake, Ohio 44145

Brandtone Holdings Limited(88)	Mobile communications and	First lien senior secured loan		11/1/2018		$—
51 - 54 Pearse Street	marketing services provider	First lien senior secured loan		2/1/2019		$—
Dublin 2, Ireland		Warrant		8/5/2026	2.14%	$—	(2)

BRG Sports, Inc.	Designer, manufacturer and	Preferred stock			1.65%	$—
669 Sugar Lane	licensor of branded sporting	Common stock			1.28%	$—
Elyria, OH 44035	goods

Cadence Aerospace, LLC	Aerospace precision	First lien senior secured loan	7.50% (Libor + 6.25%/Q)	5/9/2018		$3.9
2600 94th Street SW, Suite 150	components manufacturer	Second lien senior secured loan	11.00% (Libor + 9.75%/Q)	5/9/2019		$73.3
Everett, WA 98204

Callidus Capital Corporation(4)	Asset management services	Common stock			100.00%	$1.7
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

CallMiner, Inc.	Provider of cloud-based	Second lien senior secured loan	10.55% (Libor + 9.50%/M)	5/1/2018		$1.7
200 West Street	conversational analytics	Second lien senior secured loan	10.55% (Libor + 9.50%/M)	8/1/2018		$1.0
Waltham, MA 02452	solutions	Warrant		7/23/2024	1.83%	$—	(2)

Campus Management Acquisition Corp.(3)	Education software developer	Preferred stock			16.75%	$9.7
350 Park Avenue, 23rd Floor
New York, NY 10022

Carlyle Global Market Strategies CLO 2013-3, Ltd.(88)(89)	Investment vehicle	Subordinated notes	12.50%	7/15/2025		$2.6
190 Elgin Avenue, George Town
Grand Cayman KY1-9005, Cayman Islands

Carlyle Global Market Strategies CLO 2015-3, Ltd.(88)(89)	Investment vehicle	Subordinated notes	11.60%	7/28/2028		$19.5
190 Elgin Avenue, George Town
Grand Cayman KY1-9005, Cayman Islands

Cast & Crew Payroll, LLC	Payroll and accounting	Second lien senior secured loan	8.90% (Libor + 7.75%/Q)	8/12/2023		$26.7
2300 Empire Avenue 5th Floor	services provider to the
Burbank, CA 91504	entertainment industry

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	Correctional facility healthcare operator	First lien senior secured revolving loan	5.15% (Libor + 4.00%/Q)	7/23/2019		$3.2	(13)
3343 Perimeter Hill Drive, Suite 300		First lien senior secured	7.00% (Base Rate + 3.00%/Q)	7/23/2019		$1.4	(13)
Nashville, TN 37211		revolving loan
		First lien senior secured loan	5.15% (Libor + 4.00%/Q)	7/23/2021		$5.6
		Second lien senior secured loan	9.43% (Libor + 8.38%/Q)	7/23/2022		$101.3
		Class A units			1.22%	$0.4

Cent CDO 12 Limited(88)(89)	Investment vehicle	Income notes	10.00%	11/18/2020		$26.4
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Cent CLO 22 Limited(88)(89)	Investment vehicle	Subordinated notes	10.30%	11/7/2026		$23.4
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Cent CLO 24 Limited(88)(89)	Investment vehicle	Subordinated notes	10.30%	10/15/2026		$21.4
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Centurion CDO 8 Limited(88)(89)	Investment vehicle	Subordinated notes		3/8/2019		$—
P.O. Box 1093 GT Queensgate House, South Church Street
George Town, Cayman Islands

CFW Co-Invest, L.P., NCP Curves, L.P. and	Health club franchisor	Limited partnership interest			12.24%	$1.4
Curves International Holdings, Inc.		Limited partnership interest			7.41%	$6.4	(88)
100 Ritchie Road		Common stock			12.25%	$—	(88)
Waco, TX 76712

ChargePoint, Inc.	Developer and operator of	Second lien senior secured loan	9.90% (Libor + 8.75%/M)	8/1/2020		$20.0
1692 Dell Avenue	electric vehicle charging	Warrant		12/24/2024	3.70%	$2.1	(2)
Campbell, CA 95008	stations

Chariot Acquisition, LLC	Manufacturer of aftermarket	First lien senior secured	—	9/30/2021		$—	(14)
3510 Port Jacksonville Pkwy	golf cart parts and accessories	revolving loan
Jacksonville, Fl 32226		First lien senior secured loan	7.27% (Libor + 6.25%/Q)	9/30/2021		$29.0

Charter NEX US Holdings, Inc.	Producer of high-performance	Second lien senior secured loan	9.30% (Libor + 8.25%/Q)	2/6/2023		$11.8
1264 E High St.	specialty films used in flexible
Milton, WI 53563	packaging

CHL, LTD.	Repair and service solutions	Warrant		5/2/2020	6.00%	$—	(2)
1023 State Street	provider for cable, satellite	Warrant		5/2/2020	6.00%	$—	(2)
Schenectady, NY 12307	and telecommunications	Warrant		5/2/2020	6.00%	$—	(2)
	based service providers

CIBT Investment Holdings, LLC	Expedited travel document	Class A shares			1.76%	$6.4
111 Huntington Ave., 30th Floor	processing services
Boston, MA 02199

Ciena Capital LLC(4)	Real estate and small	First lien senior secured	6.00%	12/31/2017		$14.0	(15)
1633 Broadway, 39th Floor	business loan servicer	revolving loan
New York, NY 10019		Equity interests			100.00%	$17.0

Clearwater Analytics, LLC	Provider of integrated cloud-	First lien senior secured	8.50% (Libor + 7.50%/Q)	9/1/2022		$1.2	(16)
777 W. Main Street, Suite 900	based investment portfolio	revolving loan
Boise, Idaho 83702	management, accounting,
	reporting and analytics
	software

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units			0.00%	$—
65 North San Pedro
San Jose, CA 95110

CoLTs 2005-1 Ltd.(4)(88)(89)	Investment vehicle	Preferred shares				$—
P.O. Box 908 GT Walker House, Mary Street
George Town, Cayman Islands

CoLTs 2005-2 Ltd.(4)(88)(89)	Investment vehicle	Preferred shares				$—
P.O. Box 908 GT Walker House, Mary Street
George Town, Cayman Islands

Columbo Midco Limited, Columbo Bidco	Compliance, accounting and	Preferred stock			95.52%	$2.6
Limited and Columbo Topco Limited(4)(88)	tax consulting services	Preferred stock			85.80%	$22.1
25 Bedford Street London WC2E 9ES	provider	Preferred stock			100.00%	$4.1
United Kingdom

Command Alkon, Incorporated and CA	Software solutions provider to	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$10.0
Note Issuer, LLC	the ready-mix concrete	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$11.5
1800 International Park Dr., Suite 400	industry	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$26.5
Birmingham, AL 35243		Senior subordinated loan	14.00% PIK	8/8/2021		$24.2

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan	11.00% (Libor + 9.75%/Q)	8/31/2022		$28.0
227 West Trade Street, Suite 1450	finance and leasing company
Charlotte, NC 28202

Community Education Centers, Inc. and	Offender re-entry and	First lien senior secured loan	6.26% (Libor + 5.25%/Q)	12/13/2017		$13.5
CEC Parent Holdings LLC(4)	in-prison treatment services	First lien senior secured loan	8.25% (Base Rate + 4.25%/Q)	12/13/2017		$0.7
35 Fairfield Place	provider	Second lien senior secured loan	16.04% (Libor + 15.00%/Q)	6/13/2018		$22.3
West Caldwell, NJ 07006		Class A senior preferred units	15.00%		30.77%	$12.7
		Class A junior preferred units	8.00%		0.90%	$36.4
		Class A common units			30.77%	$12.9

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(4)	Endurance sports media and event operator	First lien senior secured revolving loan	5.00% (Libor + 3.75%/Q)	11/30/2018		$1.4	(17)
9401 Waples Street, Suite 150		First lien senior secured	5.00% (Libor + 3.75%/Q)	11/30/2018		$4.4	(18)
San Diego, CA 92121		revolving loan
		First lien senior secured loan	5.00% (Libor + 3.75%/Q)	11/30/2018		$36.9
		Preferred shares			45.00%	$—
		Membership units			7.88%	$—
		Common shares			32.96%	$—

Component Hardware Group, Inc.	Manufacturer of commercial	First lien senior secured	5.50% (Libor + 4.50%/Q)	7/1/2019		$1.9	(19)
1890 Swarthmore Avenue	equipment	revolving loan
Lakewood, NJ 08701		First lien senior secured loan	5.50% (Libor + 4.50%/Q)	7/1/2019		$8.0

Compusearch Software Systems, Inc.	Provider of enterprise	Second lien senior secured loan	9.78% (Libor + 8.75%/Q)	11/8/2021		$51.0
21251 Ridgetop Circle Suite 100	software and services for
Dulles, VA 20166	organizations in the public
	sector

Compuware Parent, LLC	Web and mobile cloud	Class A-1 common stock			0.41%	$1.8
777 Mariners Island Blvd.	performance testing and	Class B-1 common stock			0.41%	$0.4
San Mateo, CA 94404	monitoring services provider	Class C-1 common stock			0.41%	$0.2
		Class A-2 common stock			0.41%	$—
		Class B-2 common stock			0.41%	$—
		Class C-2 common stock			0.41%	$—

Convergint Technologies LLC	Integrated services provider	Second lien senior secured loan	—	12/18/2017		$—	(20)
One Commerce Drive	for security, fire and life	Second lien senior secured loan	9.32% (Libor + 8.50%/Q)	12/18/2020		$8.0
Schaumburg, IL 60173	safety	Second lien senior secured loan	9.32% (Libor + 8.50%/Q)	12/18/2020		$11.0
		Second lien senior secured loan	9.32% (Libor + 8.00%/Q)	12/18/2020		$75.0

Correctional Medical Group	Correctional facility	First lien senior secured loan	9.38% (Libor + 8.38%/Q)	9/29/2021		$3.1
Companies, Inc.	healthcare operator	First lien senior secured loan	9.38% (Libor + 8.38%/Q)	9/29/2021		$48.8
2511 Garden Road, Suite A160
Monterey, CA 93940

Cozzini Bros., Inc. and BH-Sharp	Provider of commercial knife	First lien senior secured	6.50% (Libor + 5.50%/Q)	3/10/2023		$1.0	(21)
Holdings LP	sharpening and cutlery	revolving loan
350 Howard Avenue,	services in the restaurant	First lien senior secured loan	—	3/10/2023		$—	(22)
Des Plaines, IL 60018	industry	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	3/10/2023		$22.4
		Common units			3.24%	$3.0

CPV Maryland Holding Company II, LLC	Gas turbine power generation	Senior subordinated loan	10.00%	12/31/2020		$42.4
c/o Competitive Power Ventures, Inc.	facilities operator	Warrant		8/8/2018	4.00%	$—	(2)
8403 Colesville Road, Suite 915
Silver Spring, MD 20910

CREST Exeter Street Solar 2004-1(88)(89)	Investment vehicle	Preferred shares				$—
P.O. Box 908 GT Walker House, Mary Street
George Town, Grand Cayman Cayman Islands

Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(3)	Provider of outsourced healthcare linen management	First lien senior secured revolving loan	—	12/20/2021		$—	(23)
1501 North Guillemard Street	solutions	First lien senior secured loan	—	12/20/2021		$—	(24)
Pensacola, FL 32501		First lien senior secured loan	7.25% (Libor + 6.25%/Q)	12/20/2021		$11.0
		Class A preferred units			10.59%	$3.3
		Class B common units			10.59%	$0.4

CSHM LLC(4)	Dental services provider	Class A membership units			1.90%	$—
618 Church Street Suite 520
Nashville,TN 37219

CST Buyer Company (d/b/a Intoxalock)	Provider of ignition interlock	First lien senior secured	—	3/1/2023		$—	(25)
11035 Aurora Ave, Des Moines,	devices	revolving loan
Des Moines, Iowa 50325		First lien senior secured loan	7.61% (Libor + 6.25%/Q)	3/1/2023		$14.9

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC	Dental services provider	First lien senior secured revolving loan	—	12/21/2022		$—	(26)
1350 Spring Street NW Suite 600,		Class A preferred units			0.64%	$1.0
Atlanta, GA 30353

Datapipe, Inc.	Data center provider	Second lien senior secured loan	9.00% (Libor + 8.00%/Q)	9/16/2019		$28.6
10 Exchange Place 12th Floor
Jersey City, NJ 07302

DCA Investment Holding, LLC	Multi-branded dental practice	First lien senior secured	8.25% (Base Rate + 4.25%/Q)	7/2/2021		$1.4	(27)
6240 Lake Osprey Drive	management	revolving loan
Sarasota, FL 34240		First lien senior secured loan	6.25% (Libor + 5.25%/Q)	7/2/2021		$18.5

Dent Wizard International Corporation and	Automotive reconditioning	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	10/7/2020		$50.0
DWH Equity Investors, L.P.	services	Class A common stock			0.44%	$0.5
4710 Earth City Expressway		Class B common stock			0.37%	$1.0
Bridgeton, MO 63044

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
DESRI VI Management Holdings, LLC	Wind power generation	Senior subordinated loan	9.75%	12/24/2021		$25.0
c/o D.E. Shaw & Co., L.P.	facility operator	Non-controlling units			10.00%	$2.3
1166 Avenue of the Americas, 9th Floor
New York, NY 10036

DFS Holding Company, Inc.	Distributor of maintenance,	First lien senior secured loan	6.15% (Libor + 5.00%/Q)	2/17/2022		$13.0
607 W. Dempster St.	repair, and operations parts,
Mt. Prospect, IL 60056	supplies, and equipment to
	the foodservice industry

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan	9.91% (Libor + 8.75%/M)	7/1/2018		$4.0
22 West 19th Street, 5th Floor		Warrant		12/19/2024	1.48%	$—	(2)
New York, NY 10011

Directworks, Inc. and Co-Exprise	Provider of cloud-based	First lien senior secured loan	10.34% (Libor + 9.25%/M)	4/1/2018		$1.7
Holdings, Inc.	software solutions for direct	Warrant		12/19/2024	4.76%	$—	(2)
6021 Wallace Road, Suite 300	materials sourcing and
Wexford, PA 15090	supplier management for
	manufacturers

DiversiTech Corporation	Manufacturer and distributor	Second lien senior secured loan	9.00% (Libor + 8.00%/Q)	11/21/2022		$9.5
6650 Sugarloaf Parkway #100	of engineered components,
Duluth, GA 30097	chemicals and accessories for
	the repair, maintenance and
	installation of heating,
	ventilation, air conditioning
	and refrigeration systems

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan	9.25% (Libor + 8.25%/M)	10/1/2018		$9.1
1975 W. El Camino Real, Suite 101		Warrant		3/21/2024	0.64%	$0.1	(2)
Mountain View, CA 94040

Dorner Holding Corp.	Manufacturer of precision	First lien senior secured	6.75% (Libor + 5.75%/Q)	3/15/2022		$1.0	(28)
975 Cottonwood Avenue,	unit conveyors	revolving loan
Hartland, WI 53029		First lien senior secured loan	6.75% (Libor + 5.75%/Q)	3/15/2023		$7.5

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed	First lien senior secured revolving loan	—	9/30/2021		$—	(29)
Two Ravinia Drive, Suite 850	services	First lien senior secured loan	6.29% (Libor + 5.25%/Q)	9/30/2023		$4.1
Atlanta, GA 30346		Class A common stock			0.86%	$6.8
		Class B common stock			0.86%	$—

Dwyer Acquisition Parent, Inc. and TDG	Operator of multiple	Senior subordinated loan	11.00%	2/15/2020		$31.5
Group Holding Company	franchise concepts primarily	Senior subordinated loan	11.00%	2/15/2020		$52.7
1020 N University Park Drive	related to home maintenance	Common stock			1.87%	$5.4
Waco, TX 76707	or repairs

Eagle Family Foods Group LLC	Manufacturer and producer	First lien senior secured loan	10.05% (Libor + 9.05%/Q)	12/31/2021		$21.6
1 Strawberry Lane	of milk products	First lien senior secured loan	10.05% (Libor + 9.05%/Q)	12/31/2021		$54.8
Orrville, OH 44667

Earthcolor Group, LLC	Printing management services	Limited liability company			9.30%	$—
249 Pomeroy Road		interests
Parsippany, NJ 07054

Eaton Vance CDO X plc(88)(89)	Investment vehicle	Subordinated notes	11.30%	2/22/2027		$5.6
85 Merrion Square
Dublin 2 Ireland

Eckler Industries, Inc.	Restoration parts and	First lien senior secured	9.00% (Base Rate + 5.00%/Q)	7/12/2017		$1.9	(30)
5200 S. Washington Ave.	accessories provider for	revolving loan
Titusville, FL 32780	classic automobiles	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$6.6
		First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$24.4
		Series A preferred stock			5.41%	$—
		Common stock			5.41%	$—

EcoMotors, Inc.	Engine developer	First lien senior secured loan		3/1/2018		$0.5
17000 Federal Drive, Suite 200		Warrant		12/28/2022	2.10%	$—	(2)
Allen Park, MI 48101		Warrant		2/24/2025	0.46%	$—	(2)

EDS Group(4)(88)	Provider of print and digital	First lien senior secured loan	6.00% (Libor + 5.00%/Q)	6/28/2019		$0.4
Medienst. 5b	services	First lien senior secured loan	6.00% (Libor + 5.00%/Q)	6/28/2019		$0.6
94036 Passau, Germany		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	6/28/2019		$0.2
		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	6/28/2019		$0.6
		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	6/28/2019		$0.4
		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	6/28/2019		$0.1
		Senior subordinated loan	3.13%	6/28/2019		$4.9
		Senior subordinated loan	3.13%	6/28/2019		$5.0
		Preferred stock			22.20%	$0.1
		Common stock			22.20%	$—

Edward Don & Company, LLC	Distributor of foodservice	First lien senior secured loan	8.50% (Base Rate + 7.50%/Q)	9/30/2022		$48.0
9801 Adam Don Pkwy,	equipment and supplies
Woolridge,IL 60517

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Emerus Holdings, Inc.	Freestanding 24-hour	First lien senior secured	—	9/1/2020		$—	(31)
82330 North Loop 1604 W	emergency care micro-	revolving loan
San Antonio, TX 78249	hospitals operator	First lien senior secured loan	5.50% (Libor + 4.50%/Q)	9/1/2021		$2.0

EN Engineering, L.L.C.	National utility services firm	First lien senior secured loan	—	6/30/2021		$—	(32)
28100 Torch Parkway, Suite 400	providing engineering and
Warrenville, IL 60555	consulting services to natural
	gas, electric power and other
	energy and industrial end
	markets

ESCP PPG Holdings, LLC(3)	Distributor of new equipment	Class A units			7.91%	$3.3
8330 State Road	and aftermarket parts to the
Philadelphia, PA 19136	heavy-duty truck industry

ETG Holdings, Inc.(4)	Manufacturer of industrial	Common stock			30.00%	$—
PO Box 487	woven products
Greenville, SC 29602

European Capital UK SME Debt LP(4)(88)(89)	Investment partnership	Limited partnership interest			45.00%	$30.5
25 Bedford Street
London WC2E 9ES, United Kingdom

Everspin Technologies, Inc	Designer and manufacturer	First lien senior secured	7.75% (Base Rate + 3.75%/M)	6/5/2017		$1.1	(33)
1347 N. Alma School Road, Suite 220	of computer memory	revolving loan
Chandler, AZ 85224	solutions	First lien senior secured loan	8.85% (Libor + 7.75%/M)	6/1/2019		$6.5
		Warrant		10/7/2026	3.98%	$—	(2)

Faction Holdings, Inc. and The Faction	Wholesaler of cloud-based	First lien senior secured	—	1/6/2019		$—	(34)
Group LLC (fka PeakColo Holdings, Inc.)	software applications and	revolving loan
303 E. 17th Avenue, Suite 1000	services	First lien senior secured loan	10.26% (Libor + 9.25%/Q)	1/1/2021		$7.8
Denver, CO 80203		Warrant		1/6/2027	3.59%	$0.2	(2)
		Warrant		12/3/2025	1.03%	$0.1	(2)
		Warrant		11/3/2024	1.41%	$0.1	(2)

Fashion Holding Luxembourg SCA(4)(88)	Retailer of women's clothing	Preferred stock				$—
6 rue Eugene Ruppert Luxembourg L-2453
Luxembourg

Feradyne Outdoors, LLC and Bowhunter	Provider of branded archery	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$4.4
Holdings, LLC	and bowhunting accessories	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$5.2
110 Beasley Rd.		First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$9.3
Cartersville, GA 30120		First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$49.1
		Common units			3.20%	$2.8

Financial Asset Management Systems, Inc.(3)	Debt collection services	First lien senior secured loan	8.00%	6/30/2017	100.00%	$0.2
and FAMS Holdings, Inc.	provider	Common stock			18.00%	$—
1967 Lakeside Parkway Suite 402
Tucker, GA 30084

First Insight, Inc.	Software company providing	Warrant		3/20/2024	0.88%	$—	(2)
1606 Carmody Court, Suite 106	merchandising and pricing
Sewickley, PA 15143	solutions to companies
	worldwide

Flagship CLO V(88)(89)	Investment vehicle	Subordinated securities				$—
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Flexera Software LLC	Provider of software and	Second lien senior secured loan	8.00% (Libor + 7.00%/Q)	4/2/2021		$4.9
300 Park Boulevard Suite 500	software applications that
Itasca, IL 60143	manages application usage,
	compliance and security risk

Flow Solutions Holdings, Inc.	Distributor of high value fluid	Second lien senior secured loan	10.04% (Libor + 9.00%/Q)	10/30/2018		$5.4
22908 NE Alder Crest Drive, Suite 100	handling, filtration and flow	Second lien senior secured loan	10.04% (Libor + 9.00%/Q)	10/30/2018		$27.0
Redmond, WA 98053	control products

Foamex Innovations, Inc.	Manufacturer of advanced	Series A common stock			0.10%	$—
1400 North Providence Road, Suite 2000	polymer foam products	Class B common stock			0.10%	$—
Media, PA 19063

FPI Holding Corporation(4)	Distributor of fruits	First lien senior secured loan		4/1/2017		$0.4
38773 Road 48
Dinuba, CA 93618

Galls, LLC	Distributor of apparel	Second lien senior secured loan	—	8/29/2021		$—	(35)
1340 Russell Cave Road	products to safety	Second lien senior secured loan	9.00% (Libor + 7.75%/Q)	8/29/2021		$14.3
Lexington, KY 40505	professionals	Second lien senior secured loan	9.00% (Libor + 7.75%/Q)	8/29/2021		$26.0

Garden Fresh Restaurant Corp. and GFRC Holdings LLC(4)	Restaurant owner and operator	First lien senior secured revolving loan	—	2/1/2022		$—	(36)
15822 Bernardo Center Drive, Suite A		First lien senior secured loan	10.50% (Libor + 9.00%/Q)	2/1/2022	50.00%	$40.1
San Diego, CA 92127		Class A units			48.60%	$1.7

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Genomatica, Inc.	Developer of a biotechnology	Warrant		3/28/2023	0.70%	$—	(2)
Cambridge Discovery Park, 5th Floor	platform for the production
100 Acorn Park Drive	of chemical products
Cambridge, MA 02140

Gentle Communications, LLC	Dental services provider	First lien senior secured	—	5/27/2022		$—	(37)
200 5th Avenue, Suite 3		revolving loan
Waltham, MA 02451

GF Parent LLC	Producer of low-acid, aseptic	Class A preferred units			2.58%	$1.5
4757 Nexus Center Drive	food and beverage products	Class A common units			2.20%	$—
San Diego, CA 92121

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan	10.46% (Libor + 9.32%/Q)	12/18/2019		$60.8
1346 Oakbrook Drive, Suite 170
Norcross, GA 30093

Global Healthcare Exchange, LLC and GHX	On-demand supply chain	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	8/14/2023		$47.5
Ultimate Parent Corp.	automation solutions provider	Class A common stock			1.03%	$1.8
1315 W Century Drive		Class B common stock			0.93%	$5.5
Louisville, CO 80027

GoldenTree Loan Opportunities VII, Limited(88)(89)	Investment vehicle	Subordinated notes	11.50%	4/25/2025		$21.6
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Gordian Acquisition Corp.	Financial services firm	Common stock			5.00%	$—
950 Third Avenue, 17th Floor
New York, NY 10022

Green Energy Partners, Stonewall LLC and	Gas turbine power generation	First lien senior secured loan	6.65% (Libor + 5.50%/Q)	11/13/2021		$24.3
Panda Stonewall Intermediate	facilities operator	Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$19.2
Holdings II LLC		Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$89.7
12 Paoli Pike Suite 5
Paoli, PA 19301

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	First lien senior secured revolving loan	7.75% (Base Rate + 3.75%/M)	12/19/2018		$0.5	(38)
640 Freedom Business Center Drive, Suite 201		First lien senior secured loan	9.00% (Libor + 8.00%/M)	12/19/2018		$1.5
King of Prussia, PA 19406		First lien senior secured loan	9.00% (Libor + 8.00%/M)	12/19/2018		$3.4
		Limited partnership interest			5.01%	$2.3

GS Pretium Holdings, Inc.	Manufacturer and supplier of	Common stock			0.41%	$0.6
15450 South Outer Forty Drive, Suite 120	high performance plastic
Chesterfield, MO 63017	containers

GTCR Valor Companies, Inc.	Public relations software as	Second lien senior secured loan	10.52% (Libor + 9.50%/Q)	6/17/2024		$100.0
30 East Randolph Street 7th Floor	service provider
Chicago, IL 60601

Halcyon Loan Advisors Funding 2014-1 Ltd.(88)(89)	Investment vehicle	Subordinated notes	19.00%	4/18/2026		$0.5
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Halcyon Loan Advisors Funding 2015-2, Ltd.(88)(89)	Investment vehicle	Subordinated notes	14.80%	7/25/2027		$14.5
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Halex Holdings, Inc.(4)	Manufacturer of flooring	First lien senior secured	—	12/31/2018		$1.1	(39)
4200 Santa Ana Street	installation products	revolving loan
Ontario, CA 91761		Common stock			100.00%	$—

HALT Medical, Inc.(4)	Medical supply provider	First lien senior secured loan		4/30/2017		$—
101 E. Vineyard Avenue Suite 201		First lien senior secured loan		4/30/2017		$—
Livermore, CA 94551		First lien senior secured loan		4/30/2017		$—
		First lien senior secured loan		4/30/2017		$—
		First lien senior secured loan		4/30/2017		$—

Hard 8 Games, LLC(4)	Designer and manufacturer	First lien senior secured loan		12/30/2020		$12.5
161 Worchester Road Suite 606	of high technology casino
Framingham, MA 01701	games

Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Manufacturer of cutting tool provider to the metalworking	First lien senior secured revolving loan		3/28/2019		$—	(40)
428 Newburyport Turnpike	industry	Senior subordinated loan	10.00% Cash, 1.00% PIK	3/28/2020		$28.2
Rowley, MA 01969		Class A membership units			1.09%	$1.8

HCI Equity, LLC(4)(88)(89)	Investment company	Member interest			100.00%	$0.1
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Herbert Park B.V.(88)(89)	Investment vehicle	Subordinated notes	13.80%	10/20/2026		$19.7
Herikerbergweg 238, Luna ArenA, 1101 CM Amsterdam
Zuidoost, The Netherlands

Heritage Food Service Group, Inc. and	Distributor of repair and	Second lien senior secured loan	9.65% (Libor + 8.50%/Q)	10/20/2022		$31.6
WCI-HFG Holdings, LLC	replacement parts for	Preferred units			2.50%	$3.4
5130 Executive Boulevard	commercial kitchen
Fort Wayne, IN 46808	equipment

Hygiena Borrower LLC	Adenosine triphosphate	First lien senior secured	—	8/26/2022		$—	(41)
941 Avenida Acaso	testing technology provider	revolving loan
Carmarillo, CA 93012		Second lien senior secured loan	10.05% (Libor + 9.00%/Q)	8/26/2023		$10.7
		Second lien senior secured loan	10.15% (Libor + 9.00%/Q)	8/26/2023		$10.0

ICSH, Inc.	Industrial container	First lien senior secured	6.75% (Libor + 5.75%/Q)	12/31/2018		$1.0	(42)
1540 Greenwood Avenue	manufacturer, reconditioner	revolving loan
Montebello, CA 90640	and servicer	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	12/31/2018		$47.0
		Second lien senior secured loan	10.00% (Libor + 9%/Q)	12/31/2019		$76.0

IfByPhone Inc.	Voice-based marketing	Warrant		10/15/2022	5.00%	$0.1	(2)
300 W. Adams Street, Suite 900	automation software provider
Chicago, IL 60606

Imaging Business Machines, L.L.C. and	Provider of high-speed	Senior subordinated loan	14.00%	6/15/2022		$8.3
Scanner Holdings Corporation(4)	intelligent document scanning	Senior subordinated loan	14.00%	6/15/2022		$8.3
2750 Crestwood Blvd	hardware and software	Series A preferred stock			85.81%	$0.4
Birmingham, AL 35210		Class A common stock			8.19%	$—
		Class B common stock			8.19%	$—

Imperial Capital Group LLC	Investment services	Class A common units			2.45%	$11.4
2000 Avenue of the Stars, 9th Floor S		2006 Class B common units			2.45%	$—
Los Angeles, CA 90067		2007 Class B common units			2.45%	$—

Imperial Capital Private Opportunities, LP(89)	Investment partnership	Limited partnership interest			80.00%	$16.4
2000 Avenue of the Stars, 9th Floor S
Los Angeles, CA 90067

Indra Holdings Corp.	Designer, marketer, and	Second lien senior secured loan	8.54% (Libor + 7.50%/Q)	11/1/2021		$59.2
9655 International Blvd.	distributor of rain and cold
Cincinnati, OH 45246	weather products

Infilaw Holding, LLC	Operator of for-profit law	First lien senior secured		2/1/2018		$6.0	(43)
1100 5th Avenue South, Suite 301	schools	revolving loan
Naples, FL 34102		Series A preferred units			95.34%	$—
		Series A-1 preferred units			69.36%	$—
		Series B preferred units			6.67%	$—

Infogix, Inc. and Infogix Parent Corporation	Enterprise data analytics and	First lien senior secured loan	7.90% (Libor + 6.75%/Q)	12/31/2021		$89.8
1240 E. Diehl Rd, Suite 400	integrity software solutions	Series A preferred stock			1.47%	$2.7
Naperville, IL 60563	provider	Common stock			1.47%	$1.3

Inmar, Inc.	Technology-driven solutions	Second lien senior secured loan	8.15% (Libor + 7.00%/Q)	1/27/2022		$20.0
2601 Pilgrim CourtWinston	provider for retailers,
Salem, NC 27106	wholesalers and
	manufacturers

Instituto de Banca y Comercio, Inc. &	Private school operator	First lien senior secured loan	10.50% PIK (Libor + 9.00%/Q)	12/31/2018		$3.0
Leeds IV Advisors, Inc.		Series B preferred stock			5.00%	$—
Calle Santa Ana 1660		Series C preferred stock			3.98%	$—
Santurce, Puerto Rico 00909		Senior preferred series A-1 shares			83.50%	$48.8
		Common stock			4.02%	$—

Interactions Corporation	Developer of a speech	Second lien senior secured loan	9.85% (Libor + 8.60%/M)	3/1/2021		$25.1
31 Hayward Street, Suite E	recognition software based	Warrant		6/16/2022	3.16%	$0.3	(2)
Franklin, MA 02038	customer interaction system

Intermedix Corporation	Revenue cycle management	Second lien senior secured loan	9.40% (Libor + 8.25%/Q)	6/27/2020		$108.6
424 Church Street, Suite 2400	provider to the emergency
Nashville, TN 37219	healthcare industry

Ioxus, Inc(3)	Manufacturer of energy	First lien senior secured loan	12.00% PIK	6/1/2019		$10.2
18 Stadium Circle	storage devices	First lien senior secured loan		6/1/2019		$0.6
Oneonta, NY 13820		Series CC preferred stock			10.63%	$0.7
		Warrant		8/24/2026	19.49%	$—	(2)
		Warrant		1/27/2027	5.51%	$—	(2)
		Warrant		1/27/2026	19.49%	$—	(2)

iParadigms Holdings, LLC	Anti-plagiarism software	Second lien senior secured loan	8.40% (Libor + 7.25%/Q)	7/29/2022		$38.7
1111 Broadway 3rd Floor	provider to the education
Oakland, CA 94607	market

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.	Provider of SaaS-based software solutions to the	First lien senior secured revolving loan	—	8/4/2022		$—	(44)
222 Valley Creek Blvd, Suite 300	insurance and financial	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/4/2022		$61.6
Exton, PA 19341	services industry	Preferred stock			0.73%	$3.1
		Common stock			0.64%	$—

IQMS	Provider of enterprise	First lien senior secured loan	9.25% (Libor + 8.25%/Q)	3/28/2022		$37.8
2231 Wisteria Lane,	resource planning and
Paso Robles, CA 93446	manufacturing execution
	software for small and
	midsized manufacturers

Iron Bow Technologies, LLC	Provider and value added	Second lien senior secured	12.53% (Libor + 11.75%/Q)	2/8/2021		$15.4
4800 Westfields Boulevard Suite 300	reseller of information	loan
Chantilly,VA 20151	technology products and
	solutions

IronPlanet, Inc.	Online auction platform	Warrant		9/24/2023	7.60%	$0.4	(2)
3825 Hopyard Road, Suite 250	provider for used heavy
Pleasanton, CA 94588	equipment

Itel Laboratories, Inc.	Data services provider for	First lien senior secured		6/29/2018		$—	(45)
6745 Phillips Industrial Boulevard	building materials to property	revolving loan
Jacksonville, FL 32256	insurance industry	Preferred units			1.89%	$1.4

Ivy Hill Asset Management, L.P.(4)(89)	Asset management services	Member interest			100.00%	$353.7
245 Park Avenue, 44th Floor
New York, NY 10167

Javlin Three LLC, Javlin Four LLC, and Javlin	Asset-backed financial	First lien senior secured loan	10.78% (Libor + 10.00%/Q)	6/24/2017		$27.4
Five LLC(89)	services company
1414 Harney Street Suite 440
Omaha, NE 68102

Jazz Acquisition, Inc.	Designer and distributor of	Second lien senior secured	7.90% (Libor + 6.75%/Q)	6/19/2022		$19.0
c/o Warburg Pincus	aftermarket replacement	loan
450 Lexington Avenue	components to the
New York, NY 10017	commercial airlines industry

Joule Unlimited Technologies, Inc. and Stichting	Renewable fuel and chemical	First lien senior secured loan		10/1/2018		$1.8
Joule Global Foundation	production developer	Warrant		7/25/2023	0.99%	$—	(2)(88)
18 Crosby Drive
Bedford, MA 01730

JWC/KI Holdings, LLC	Foodservice sales and	Membership units			5.13%	$5.6
1701 Crossroads Dr.	marketing agency
Odenton, MD 21113

K2 Pure Solutions Nocal, L.P.	Chemical producer	First lien senior secured	8.13% (Libor + 7.13%/Q)	2/19/2021		$1.5	(46)
260 Queen Street West, 4th Floor		revolving loan
Toronto, ON M5V 1Z8		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	2/19/2021		$53.0
Canada

KBHS Acquisition, LLC (d/b/a Alita Care, LLC)	Provider of behavioral health	First lien senior secured	6.00% (Libor + 5.00%/Q)	3/17/2022		$1.1	(47)
160 Chubb Avenue, Suite 206,	services	revolving loan
Lyndhurst, NJ 07071

Kettle Cuisine, LLC	Manufacturer of fresh	Second lien senior secured	10.75% (Libor + 9.75%/Q)	2/21/2022		$28.5
330 Lynnway	refrigerated and frozen food	loan
Lynn, MA 01901	products

KHC Holdings, Inc. and Kele Holdco, Inc	Catalog-based distribution	First lien senior secured	—	10/30/2020		$—	(48)
3300 Brother Blvd	services provider for building	revolving loan
Bartlett, TN 38133	automation systems	First lien senior secured loan	7.15% (Libor + 6.00%/Q)	10/31/2022		$70.4
		Common stock			2.71%	$3.1

Kinestral Technologies, Inc.	Designer of adaptive,	First lien senior secured loan	8.76% (Libor + 7.75%/M)	10/1/2018		$7.4
400 East Jamie Court, Suite 201	dynamic glass for the	Warrant		4/22/2024	0.66%	$0.3	(2)
South San Francisco, CA 94080	commercial and residential markets	Warrant		4/7/2025	0.41%	$—	(2)

KPS Global LLC	Manufacturer of walk-in	First lien senior secured loan	9.80% (Libor + 8.80%/Q)	12/4/2020		$27.1
4201 N Beach St	cooler and freezer systems
Fort Worth, TX 76137

La Paloma Generating Company, LLC	Natural gas fired, combined	Second lien senior secured		2/20/2020		$—
1700 Pennsylvania Ave NW, Suite 800	cycle plant operator	loan
Washington DC, 20006

Lakeland Tours, LLC	Educational travel provider	First lien senior secured	—	2/10/2022		$—	(49)
218 West Water Street, Suite 400		revolving loan
Charlottesville, VA 22902		First lien senior secured loan	5.75% (Libor + 4.75%/Q)	2/10/2022		$5.0
		First lien senior secured loan	10.42% (Libor + 9.42%/Q)	2/10/2022		$31.7

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
LBP Intermediate Holdings LLC	Manufacturer of paper and	First lien senior secured	—	7/10/2020		$—	(50)
1325 S. Cicero Ave.	corrugated foodservice	revolving loan
Cicero, IL 60804	packaging	First lien senior secured loan	6.65% (Libor + 5.50%/Q)	7/10/2020		$11.9

Liaison Acquisition, LLC	Provider of centralized	First lien senior secured	—	2/8/2022		$—	(51)
311 Arsenal Street,	applications services to	revolving loan
Watertown, MA 02472	educational associations	Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	8/8/2023		$15.0

LightPoint CLO VII, Ltd.(88)(89) P.O. Box 1093 GT Queensgate House South Church Street George Town, Grand Cayman Cayman Islands	Investment vehicle	Subordinated notes		5/15/2021		$—

LLSC Holdings Corporation (dba Lawrence	Marketing services provider	Series A preferred stock			100.00%	$19.6
Merchandising Services)(4)		Common stock			100.00%	$—
3500 Holly Lane. North Suite 10		Warrant		9/28/2017	100.00%	$—	(2)
Plymouth, MN 55447

Lonestar Prospects, Ltd.	Sand based proppant	First lien senior secured loan	9.00% (Libor + 7.00% Cash,	3/1/2021		$90.0
4413 Carey Street	producer and distributor to		1.00% PIK/Q)
Fort Worth, TX 76119	the oil and natural gas industry

LSQ Funding Group, L.C. and LM LSQ(89)	Asset based lender	Senior subordinated loan	10.50%	6/25/2021		$30.0
Investors LLC		Membership units			2.12%	$3.9
2600 Lucien Way, Suite 100
Maitland, FL 32751

LTG Acquisition, Inc.	Designer and manufacturer	Class A membership units			5.08%	$5.0
900 Klein Road	of display, lighting and
Plano, TX 75074	passenger communication systems for mass transportation markets

MacLean-Fogg Company and MacLean-Fogg	Manufacturer and supplier	Senior subordinated loan	10.50% Cash, 3.00% PIK	10/9/2025		$100.7
Holdings, L.L.C.	for the power utility and	Preferred units	4.50% Cash, 9.25% PIK		93.58%	$74.1
1000 Allanson Road	automotive markets
Mundelein, IL 60060	worldwide

Market Track Holdings, LLC	Business media consulting	Preferred stock			3.51%	$2.7
10 S. Wacker Drive, Suite 2550	services company	Common stock			2.73%	$5.1
Chicago, IL 60606

Massage Envy, LLC and ME Equity LLC	Franchisor in the massage	First lien senior secured	—	9/26/2018		$—	(52)
14350 N. 87th Street	industry	revolving loan
Suites 200, 205 and 230		First lien senior secured loan	7.90% (Libor + 6.75%/Q)	9/26/2018		$57.7
Scottsdale, AZ 85260		Common stock			1.62%	$3.8

Maximus Holdings, LLC	Provider of software	Warrant		10/14/2019	1.55%	$2.4	(2)
4675 MacArthur Court	simulation tools and related
Newport Beach, CA 92660	services

MC Acquisition Holdings I, LLC	Healthcare professional	Class A units			0.56%	$1.2
825 East Gate Blvd.	provider
Garden City, NY 11530

McKenzie Sports Products, LLC	Designer, manufacturer and	First lien senior secured	—	9/18/2020		$—	(53)
1910 Saint Luke's Church Road	distributor of hunting-related	revolving loan
Salisbury, NC 28146	supplies	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	9/18/2020		$5.4
		First lien senior secured loan	6.75% (Libor + 5.75%/Q)	9/18/2020		$83.7

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding	Keg management solutions provider	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	12/14/2018		$142.5
Corporation		Common stock			3.47%	$8.3
5299 DTC Blvd., Suite 510
Greenwood Village, CO 80111

Miles 33 (Finance) Limited(4)(88)	Software provider to the	First lien senior secured loan	6.76% (Libor + 6.50%/Q)	9/28/2018		$2.2
Miles House Easthampstead Road	regional media industry and	First lien senior secured loan	6.76% (Libor + 6.50%/Q)	9/28/2018		$3.7
Bracknell RG12 1NJ, UK	magazines	Senior subordinated loan	4.76% (Libor + 4.50%/Q)	9/30/2021		$9.8
		Preferred stock			100.00%	$—
		Preferred stock			69.00%	$—
		Common stock			60.00%	$—

Ministry Brands, LLC and MB Parent	Software and payment	First lien senior secured	6.00% (Libor + 5.00%/Q)	12/2/2022		$3.8	(54)
HoldCo, L.P.	services provider to faith-	revolving loan
14488 Old Stage Rd	based institutions	Second lien senior secured	10.25% (Libor + 9.25%/Q)	6/2/2023		$16.6
Lenoir City, Tennessee 37772		loan
		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	6/2/2023		$90.0
		Class A units			0.55%	$5.4

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Mitchell International, Inc.	Provider of mission-critical	Second lien senior secured	8.54% (Libor + 7.50%/Q)	10/11/2021		$17.0
9889 Willow Creek Road	software and solutions to the	loan
San Diego, CA 92131	property and casualty claims industry

Montgomery Lane, LLC and Montgomery	Investment company	Common stock			100.00%	$3.7
Lane, Ltd.(4)(88)(89)		Common stock			100.00%	$—
245 Park Avenue, 43rd Floor
New York, NY 10167

Moxie Liberty LLC	Gas turbine power generation	First lien senior secured loan	7.65% (Libor + 6.50%/Q)	8/21/2020		$34.3
4100 Spring Valley, Suite 1001	facilities operator
Dallas, TX 75244

Moxie Patriot LLC	Gas turbine power generation	First lien senior secured loan	6.90% (Libor + 5.75%/Q)	12/21/2020		$33.5
4100 Spring Valley, Suite 1001	facilities operator
Dallas, TX 75244

MPH Energy Holdings, LP	Operator of municipal	Limited partnership interest			3.31%	$—
225 S. Main Street	recycling facilities
Rutland, VT 05701

MVL Group, Inc.(4)	Marketing research provider	Senior subordinated loan		7/8/2017		$0.2
1061 E. Indiantown Road, Suite 300		Common stock			56.10%	$—
Jupiter, FL 33477

MW Dental Holding Corp.	Dental services provider	First lien senior secured	9.00% (Libor + 7.50%/Q)	4/12/2018		$1.5	(55)
680 Hehli Way		revolving loan
PO Box 69		First lien senior secured loan	9.00% (Libor + 7.50%/Q)	4/12/2018		$111.3
Mondovi, WI 54755

My Health Direct, Inc.	Healthcare scheduling	First lien senior secured	9.00% (Base Rate + 5.00%/M)	9/30/2017		$1.0	(56)
4322 Harding Pike	exchange software solution	revolving loan
Nashville, TN 37205	provider	First lien senior secured loan	10.75%	1/1/2018		$1.0
		Warrant		9/18/2024	4.85%	$—	(2)

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/1/2021		$23.4
110 Oakwood Dr., Suite 200	appliance, furniture and
Winston-Salem, NC 27103	consumer electronics dealers

NECCO Holdings, Inc.(4)	Producer and supplier of	First lien senior secured		11/9/2017		$5.1	(57)
135 American Legion Highway	candy	revolving loan
Revere, MA 02151		First lien senior secured loan		11/9/2017		$0.9
		Common stock			100.00%	$—

NECCO Realty Investments LLC(4)	Real estate holding company	First lien senior secured loan	14.00%	12/21/2017		$26.9
135 American Legion Highway		Class C preferred			100.00%	$17.3
Revere, MA 02151		membership units
		Membership units			100.00%	$—

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic	Second lien senior secured	10.75% (Libor + 9.50%/Q)	7/31/2020		$76.8
505 Hamilton Ave, Suite 200	healthcare service provider	loan
Palo Alto, CA 94301

Niagara Fiber Intermediate Corp.	Manufacturer of insoluble	First lien senior secured		5/27/2018		$1.1	(58)
50 Bridge Street	fiber filler products	revolving loan
North Tonawanda, NY 14120		First lien senior secured loan		5/27/2018		$0.8
		First lien senior secured loan		5/27/2018		$7.4

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan	11.15% (Libor + 10.00%/Q)	10/19/2023		$70.6
68 South Service Road, Suite 350		Class A units			0.68%	$2.0
Melville, NY 11747

Nodality, Inc.	Biotechnology company	First lien senior secured loan		8/5/2016		$2.1
170 Harbor Way, Suite 200		First lien senior secured loan		8/5/2016		$0.3
South San Francisco, CA 94080		Warrant		3/15/2026	51.00%	$—	(2)

Noonan Acquisition Company, LLC	Gas turbine power generation	Senior subordinated loan	10.25%	12/19/2017		$42.5
3 Waterway Square Place, Suite 475	facilities operator
The Woodlands, TX 77380

Nordco Inc.	Manufacturer of railroad	First lien senior secured	—	8/26/2020		$—	(59)
245 West Forest Hill Avenue	maintenance-of-way	revolving loan
Oak Creek, WI 53154	machinery

Novetta Solutions, LLC	Provider of advanced	First lien senior secured loan	6.15% (Libor + 5.00%/Q)	10/16/2022		$12.3
7921 Jones Branch Drive 5th Floor	analytics solutions for the	Second lien senior secured	9.65% (Libor + 8.50%/Q)	10/16/2023		$28.2
McLean,VA 22102	government, defense and commercial industries	loan

NSI Holdings, Inc.(3)	Manufacturer of plastic	Series A preferred stock			6.29%	$—
1415 Orchard Drive	containers for the wholesale	Warrant		11/21/2017	6.29%	$—	(2)
Chambersburg, PA 17201	nursery industry

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
NSM Sub Holdings Corp.	Provider of customized	First lien senior secured	—	10/3/2022		$—	(60)
320 Premier Court, Ste. 220	mobility, rehab and adaptive	revolving loan
Franklin, TN 37067	seating systems

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare	Second lien senior secured	10.75% (Libor + 9.75%/Q)	4/20/2023		$10.0
100 North Point Center, East Suite 200	information management	loan
Alpharetta, GA 30009	technology and services

NYLIM Flatiron CLO 2006-1 LTD.(88)(89)	Investment vehicle	Subordinated securities				$—
P.O. Box 1093 GT Queensgate House, South Church Street
George Town, Grand Cayman Cayman Islands

Octagon Investment Partners XVIII, Ltd.(88)(89)	Investment vehicle	Subordinated notes	13.30%	12/16/2024		$8.1
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Octagon Investment Partners XIX, Ltd.(88)(89)	Investment vehicle	Subordinated notes	11.50%	4/15/2026		$11.6
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

OHA Credit Partners XI, Ltd.(88)(89)	Investment vehicle	Subordinated notes	11.70%	10/20/2028		$14.3
190 Elgin Avenue
George Town Grand Cayman KY1-9005, Cayman Islands

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to	First lien senior secured revolving loan	—	11/21/2018		$—	(61)
15950 Dallas Parkway Suite 350	pharmacies	First lien senior secured loan	8.50% (Libor + 7.50%/Q)	11/21/2018		$5.9
Dallas, TX 75248		Limited liability company membership interest			1.46%	$0.8

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform	First lien senior secured loan	10.00%	9/1/2017		$0.6
18 West 18th Street	operator	Warrant		4/28/2025	3.00%	$—	(2)
New York, NY 10011

Orion Foods, LLC(4)	Convenience food service	First lien senior secured loan		9/30/2015		$0.5
2930 W. Maple Street	retailer	Second lien senior secured		9/30/2015		$—
Sioux Falls, SD 57118		loan
		Preferred units			93.53%	$—
		Class A common units			100.00%	$—
		Class B common units			25.00%	$—

Osmose Utilities Services, Inc.	Provider of structural	First lien senior secured	—	8/21/2020		$—	(62)
635 Highway 74 S	integrity management services	revolving loan
Peachtree City, GA 30269	to transmission and	Second lien senior secured	8.90% (Libor + 7.75%/Q)	8/21/2023		$59.0
	distribution infrastructure	loan

OTG Management, LLC	Airport restaurant operator	First lien senior secured	—	8/26/2021		$—	(63)
352 Park Avenue South		revolving loan
New York, NY 10010		First lien senior secured loan	—	8/26/2021		$—	(64)
		First lien senior secured loan	9.54% (Libor + 8.50%/Q)	8/26/2021		$2.4
		First lien senior secured loan	9.55% (Libor + 8.50%/Q)	8/26/2021		$97.8
		Senior subordinated loan	17.50% PIK	2/26/2022		$22.2
		Class A preferred units			20.00%	$31.4
		Common units			3.79%	$10.6
		Warrant		6/19/2018	8.33%	$23.2	(2)
		Warrant		12/31/2018	0.60%	$—	(2)

Panda Temple Power II, LLC	Gas turbine power generation	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	4/3/2019		$17.4
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Panda Temple Power, LLC	Gas turbine power generation	First lien senior secured loan		3/6/2022		$19.8
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Paper Source, Inc. and Pine Holdings, Inc	Retailer of fine and artisanal	First lien senior secured	—	9/23/2018		$—	(65)
410 N. Milwaukee	paper products	revolving loan
Chicago, IL 60654		First lien senior secured loan	7.40% (Libor + 6.25%/Q)	9/23/2018		$9.7
		Class A common stock			3.64%	$6.4

Park Place Technologies, LLC	Provider of third party	Second lien senior secured	10.11% (Libor + 9.00%/Q)	12/9/2022		$41.5
5910 Landerbrook Drive	hardware maintenance and	loan
Mayfield Heights, OH 44124	support services for IT data centers

Parmenter Woodland Park Plaza, LLC	Real estate holding company	First lien senior secured loan	5.68% (Libor + 4.90%/Q)	9/4/2018		$16.0
701 Brickell Avenue Suite 2020
Miami, FL 33131

Partnership Capital Growth Fund I, L.P.(89)	Investment partnership	Limited partnership interest			25.00%	$0.1
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Partnership Capital Growth Investors III, L.P.(89)	Investment partnership	Limited partnership interest			11.52%	$3.5
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Patterson Medical Supply, Inc.	Distributor of rehabilitation	Second lien senior secured	9.50% (Libor + 8.50%/Q)	8/28/2023		$78.0
28100 Torch Parkway, Suite 700	supplies and equipment	loan
Warrenville, IL 60555

PayNearMe, Inc.	Electronic cash payment	First lien senior secured loan	9.50% (Libor + 8.50%/M)	9/1/2019		$10.0
292 Gibralter Drive, Suite 104	system provider	Warrant		3/11/2023	1.11%	$—	(2)
Sunnyvale, CA 94089

PCG-Ares Sidecar Investment II, L.P.(89)	Investment partnership	Limited partnership interest			100.00%	$12.8
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

PCG-Ares Sidecar Investment, L.P.(89)	Investment partnership	Limited partnership interest			100.00%	$4.1
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Pegasus Community Energy, LLC	Operator of municipal	Preferred stock			21.43%	$—
809 West Hill Street	recycling facilities
Charlotte, NC 28208

Pegasus Intermediate Holdings, LLC	Plant maintenance and	First lien senior secured	—	11/7/2022		$—	(66)
1101 Haynes Street, # 218	scheduling process software	revolving loan
Raleigh, NC 27604	provider	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	11/7/2022		$1.3

Pelican Products, Inc.	Flashlight manufacturer	Second lien senior secured	9.40% (Libor + 8.25%/Q)	4/9/2021		$37.6
23215 Early Avenue		loan
Torrance, CA 90505

PERC Holdings 1 LLC	Operator of recycled energy,	Class B common units			18.94%	$30.5
2215 So. York Road Suite 202	combined heat and power,
Oak Brook, IL 60523	and energy efficiency facilities

PerfectServe, Inc.	Communications software	First lien senior secured loan	9.14% (Libor + 8.00%/M)	3/1/2020		$9.0
1225 East Weisgarber Road, Suite 300	platform provider for	First lien senior secured loan	9.00% (Libor + 8.00%/M)	6/1/2020		$2.0
Knoxville, TN 37909	hospitals and physician	First lien senior secured loan	9.00% (Libor + 8.00%/M)	6/1/2021		$3.0
	practices	Warrant		9/15/2025	2.17%	$0.3	(2)
		Warrant		12/26/2023	2.60%	$0.4	(2)

Petroflow Energy Corporation and TexOak	Oil and gas exploration and	First lien senior secured	3.00% (Libor + 2.00%/Q)	6/29/2019		$13.7
Petro Holdings LLC(3)	production company	loan
525 S. Main, Suite 1120		Second lien senior secured		12/29/2019		$6.7
Tulsa, OK 74103		loan
		Common units			20.20%	$—

PHNTM Holdings, Inc. and Planview	Provider of project and	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	1/27/2023		$36.9
Parent, Inc.	portfolio management	Second lien senior secured	10.75% (Libor + 9.75%/Q)	7/27/2023		$62.0
12301 Research Blvd, Research Park Plaza V,	software	loan
Suite 101,		Class A common shares			0.19%	$1.0
Austin, TX 78759		Class B common shares			0.19%	$—

PhyMED Management LLC	Provider of anesthesia	Second lien senior secured	9.75% (Libor + 8.75%/Q)	5/18/2021		$45.3
110 29th Avenue North, Suite 301	services	loan
Nashville, TN 37203

PIH Corporation and Primrose Holding Corporation(3)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan	6.25% (Libor + 5.25%/Q)	12/15/2018		$0.6	(67)
3660 Cedarcrest Road		Common stock			8.46%	$19.6
Acworth, GA 30101

Pillar Processing LLC and PHL Investors, Inc.(4)	Mortgage services	Class A common stock			100.00%	$—
50 Weston Street
Hartford, CT 06120

Piper Jaffray Merchant Banking Fund I, L.P.(89)	Investment partnership	Limited partnership interest			2.00%	$1.5
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan	8.99% (Libor + 7.99%/Q)	6/23/2021		$66.0
202 South Washington Street		Common stock			2.56%	$5.2
Norton, MA 02766

Poplicus Incorporated	Business intelligence and	First lien senior secured loan		1/18/2018		$2.9
1061 Market Street, Floor 6	market analytics platform	Warrant		6/25/2025	3.23%	$—	(2)
San Francisco, CA 94103	for companies that sell to the
	public sector

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
PowerPlan, Inc. and Project Torque Ultimate	Fixed asset financial	Second lien senior secured	10.00% (Libor + 9.00%/Q)	2/23/2023		$80.0
Parent Corporation	management software	loan
300 Galleria Parkway, Suite 2100	provider	Class A common stock			1.10%	$3.0
Atlanta, GA 30339		Class B common stock			0.98%	$—

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction	Common units			2.38%	$1.1
13175 Gregg Street	operator
Poway, CA 92064

Professional Datasolutions, Inc.	Provider of enterprise	First lien senior secured	—	5/20/2022		$—	(68)
3407 S. 31st Street	management software for the	revolving loan
Temple, TX 76502	convenience retail and	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	5/20/2022		$9.4
	petroleum wholesale markets

Project Alpha Intermediate Holding, Inc. and	Provider of data visualization	First lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/22/2022		$129.8
Qlik Parent, Inc.	software for data analytics	Class A common shares			0.42%	$—
150 N. Radnor Chester Road, Suite E220		Class B common shares			0.42%	$10.6
Radnor, PA 19087

Pyramid Management Advisors, LLC and	Hotel operator	First lien senior secured loan	11.73% (Libor + 10.12%/Q)	7/15/2021		$2.7
Pyramid Investors, LLC		First lien senior secured loan	11.12% (Libor + 10.12%/Q)	7/15/2021		$18.9
One Post Office Square, Suite 1900		First lien senior secured loan	11.12% (Libor + 10.12%/Q)	7/15/2021		$0.2
Boston, MA 02109		Membership units			1.40%	$0.6

QC Supply, LLC	Specialty distributor and	First lien senior secured	7.00% (Libor + 6.00%/Q)	12/29/2021		$2.3	(69)
574 Road 11,	solutions provider to the	revolving loan
Schuyler, NE 68661	swine and poultry markets	First lien senior secured loan	—	12/29/2022		$—	(70)
		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/29/2022		$26.3

Qualium Investissement(88)(89)	Investment company	Class A common stock			1.93%	$7.0
41 Avenue Friedland		Class B common stock			1.93%	$0.1
Paris, DE		Class C common stock			1.93%	$—

R2 Acquisition Corp.	Marketing services	Common stock			0.32%	$0.2
207 NW Park Ave
Portland, OR 97209

R3 Education Inc., Equinox EIC Partners LLC	Medical school operator	Preferred stock			18.94%	$0.5
and Sierra Education Finance Corp.		Common membership			15.76%	$33.7
1750 W. Broadway St. #222		interest
Oviedo, FL 32765		Warrant		11/10/2019	10.00%	$—	(2)

Ranpak Corp.	Manufacturer and marketer	Second lien senior secured	8.25% (Libor + 7.25%/Q)	10/3/2022		$16.2
7990 Auburn Road	of paper-based protective	loan
P.O. Box 8004	packaging systems and
Concord Township, OH 44077	materials

Regent Education, Inc.	Provider of software solutions	First lien senior secured loan	12.00% (Libor + 8.00% Cash,	1/1/2021		$3.2
340 E. Patrick Street Suite 201	designed to optimize the		2.00% PIK/M)
Frederick, MD 21701	financial aid and enrollment	First lien senior secured loan		1/1/2018		$0.1
	processes	Warrant		12/23/2026		$—	(2)
		Warrant		12/23/2026	8.00%	$0.1	(2)

Respicardia, Inc.	Developer of implantable	Warrant		6/28/2022	0.19%	$—	(2)
12400 Whitewater Drive, Suite 150	therapies to improve
Minnetonka, MN 55343	cardiovascular health

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan	8.75% (Libor + 7.75%/Q)	2/28/2019		$33.7
Carretera 165 Km 6.2
Zona Industrial Cataño
Cataño, Puerto Rico 00962

Restaurant Technologies, Inc	Provider of bulk cooking oil	First lien senior secured	7.75% (Base Rate + 3.75%/Q)	11/23/2021		$1.0	(71)
2250 Pilot Knob Road Suite 100	management services to the	revolving loan
Mendota Heights, MN 55120	restaurant and fast food
	service industries

Retriever Medical/Dental Payments LLC	Provides credit card	First lien senior secured	—	2/3/2023		$—	(72)
115 E Stevens Ave	processing services for	revolving loan
Valhalla, NY 10595	medical and dental offices.

RF HP SCF Investor, LLC	Branded specialty food	Membership interests			10.08%	$12.8
71 West 23rd Street,	company
New York, NY 10010

Riverview Power LLC	Operator of natural gas and	First lien senior secured loan	9.40% (Libor + 8.25%/Q)	12/29/2022		$64.4
2200 Atlantic Street, Suite 800,	oil fired power generation
Stamford, CT 06902	facilities

Roark-Money Mailer LLC	Marketer, advertiser and	Membership units			0.44%	$—
14271 Corporate Drive	distributor of coupons in the
Garden Grove, CA 92843	mail industry

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Rocket Fuel Inc.	Provider of open and	Common stock			0.03%	$—
1900 Seaport Blvd.	integrated software for digital
Pacific Shores Center	marketing optimization
Redwood City, CA 94063

RuffaloCODY, LLC	Provider of student	First lien senior secured	—	5/29/2019		$—	(73)
1025 Kirkwood Parkway SW	fundraising and enrollment	revolving loan
Cedar Rapids, IA 52404	management services

Rug Doctor, LLC and RD Holdco Inc.(4)	Manufacturer and marketer	Second lien senior secured	11.25% (Libor + 9.75%/Q)	12/31/2018		$16.9
4701 Old Shepard Place	of carpet cleaning machines	loan
Plano, TX 75093		Common stock			45.86%	$13.7
		Warrant		12/23/2023	46.98%	$—	(2)

S Toys Holdings LLC (fka The Step2	Toy manufacturer	Common units			1.77%	$0.5
Company, LLC)(4)		Class B common units			100.00%	$—
10010 Aurora-Hudson Road		Warrant			5.00%	$—	(2)
Streetsboro, OH 44241

Sapphire Valley CDO I, Ltd.(88)(89)	Investment vehicle	Subordinated notes		12/15/2022		$—
Walker House, 87 Mary Street
George Town, KY1-9002, Cayman Islands

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	7/28/2022		$54.0
333 W. Wacker, Suite 2800	respiratory products
Chicago, IL 60606

Saw Mill PCG Partners LLC	Manufacturer of metal	Common units			66.67%	$—
8751 Old State Road 60	precision engineered
Sellersburg, IN 47172	components

Senior Direct Lending Program, LLC(4)(89)	Co-investment vehicle	Subordinated certificates	9.15% (Libor + 8.00%/Q)(22)	12/31/2036		$269.2
2000 Avenue of the Stars, 12th Floor		Member interest			87.50%	$—
Los Angeles, CA 90067

Senior Secured Loan Fund LLC(4)(90)	Co-investment vehicle	Subordinated certificates	9.15% (Libor + 8.00%/M)(21)	12/20/2024		$1,919.1
2000 Avenue of the Stars, 12th Floor		Member interest			87.50%	$—
Los Angeles, CA 90067

Severin Acquisition, LLC	Provider of student	First lien senior secured	—	7/31/2021		$—	(74)
150 Parkshore Drive	information system software	revolving loan
Folsom, CA 95630	solutions to the K-12	Second lien senior secured	10.15% (Libor + 9.00%/Q)	7/31/2022		$6.3
	education market	loan
		Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$9.7
		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	7/31/2022		$7.6
		Second lien senior secured loan	9.90% (Libor + 8.75%/Q)	7/31/2022		$35.0
		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	7/31/2022		$5.7
		Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$38.7

Shift PPC LLC	Digital solutions provider	First lien senior secured	—	12/22/2021		$—	(75)
348 East Maple Road		revolving loan
Birmingham, MI 48009		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/22/2021		$10.2

SHO Holding I Corporation	Manufacturer and distributor	Second lien senior secured	9.50% (Libor + 8.50%/Q)	4/27/2023		$99.0
250 S. Australian Avenue	of slip resistant footwear	loan
West Palm Beach, FL 33401

Shock Doctor, Inc. and Shock Doctor	Developer, marketer and	Second lien senior secured	11.76% (Libor + 10.50%/Q)	10/22/2021		$86.7
Holdings, LLC(3)	distributor of sports	loan
110 Cheshire Lane, Suite 120	protection equipment and	Class A preferred units			3.74%	$3.4
Minnetonka, MN 55305	accessories	Class C preferred units			12.20%	$3.4

SI Holdings, Inc.	Manufacturer of elastomeric	Common stock			1.83%	$1.5
3701 Conant St.	parts, mid-sized composite
Long Beach, CA 90808	structures, and composite tooling

Simpson Performance Products, Inc.	Provider of motorsports	First lien senior secured loan	9.67% (Libor + 8.67%/Q)	2/20/2020		$18.3
328 FM 306	safety equipment
New Braunels, TX 78130

SK SPV IV, LLC	Collision repair site operators	Series A common stock			76.92%	$3.3
600 N. Central Expressway, Suite #4000		Series B common stock			76.92%	$3.3
Richardson, TX 75080

SocialFlow, Inc.	Social media optimization	First lien senior secured loan	9.50% (Libor + 8.50%/M)	8/1/2019		$3.9
52 Vanderbilt Avenue, 12th Floor	platform provider	Warrant		1/29/2026	0.30%	$—	(2)
New York, NY 10017

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
Soil Safe, Inc. and Soil Safe Acquisition	Provider of soil treatment,	First lien senior secured	—	1/2/2018		$—	(76)
Corp.(4)	recycling and placement	revolving loan
6700 Alexander Bell Drive, Suite 300	services	First lien senior secured loan	8.00% (Libor + 6.25%/Q)	12/31/2018		$17.7
Columbia, MD 21046		Second lien senior secured loan	10.75% (Libor + 7.75%/Q)	7/1/2019		$12.7
		Senior subordinated loan	16.50%	12/31/2019		$32.4
		Senior subordinated loan	14.50%	12/31/2019		$28.3
		Senior subordinated loan		12/31/2019		$12.0
		Common stock			90.00%	$—

Sonian Inc.	Cloud-based email archiving	First lien senior secured loan	9.08% (Libor + 7.65%/M)	6/1/2020		$7.5
201 Jones Road	platform	Warrant		9/9/2022	0.78%	$0.1	(2)
Waltham, MA 02451

Sonny's Enterprises, LLC	Manufacturer and supplier	First lien senior secured	—	12/1/2022		$—	(77)
5605 Hiatus Road	of car wash equipment, parts,	revolving loan
Tamarac, FL 33321	and supplies to the conveyorized car wash market

SoundCloud Limited(88)	Platform for receiving,	First lien senior secured loan	11.50% (Libor + 10.50%/Q)	9/10/2020		$27.1
Rheinsberger Str. 76/77	sending, and distributing	Warrant			0.18%	$0.4	(2)
10115 Berlin, Germany	music

Sparta Systems, Inc. and Project Silverback	Provider of quality	First lien senior secured loan	6.65% (Libor + 5.50%/Q)	7/28/2020		$23.9
Holdings Corp.	management software	Series A preferred stock			0.37%	$0.9
2000 Waterview Drive Suite 300		Class B common stock			0.37%	$0.9
Hamilton, NJ 08691

Spin HoldCo Inc.	Laundry service and	Second lien senior secured	8.04% (Libor + 7.00%/Q)	5/14/2020		$138.6
303 Sunnyside Blvd., Suite 70	equipment provider	loan
Plainview, NY 11803

Startec Equity, LLC(4)	Communication services	Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Surface Dive, Inc.	SCUBA diver training and	Second lien senior secured	9.00% (Libor + 8.00%/Q)	1/29/2022		$31.6
30151 Tomas St.	certification provider	loan
Rancho Santa Margarita, CA 92688		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	1/29/2022		$94.1

Talari Networks, Inc.	Networking equipment	First lien senior secured loan	9.78% (Libor + 8.75%/M)	12/3/2018		$6.0
1 Almaden Blvd, Suite 200	provider	Warrant		8/3/2022	0.27%	$0.1	(2)
San Jose, CA 95113

Teasdale Foods, Inc.	Provider of beans, sauces and	Second lien senior secured	10.53% (Libor + 9.50%/Q)	10/28/2021		$21.3
901 Packers Street P.O. Box 814	hominy to the retail,	loan
Atwater, CA 95301	foodservice and wholesale	Second lien senior secured	10.04% (Libor + 9.00%/Q)	10/28/2021		$31.5
	channels	loan

Tectum Holdings, Inc. and TA THI Parent, Inc.	Truck accessory supplier	Second lien senior secured	9.80% (Libor + 8.75%/Q)	1/28/2021		$41.5
5400 S. State Road		loan
Ann Arbor, MI 48108		Series A preferred stock			1.12%	$7.9
		Series A preferred stock			2.24%	$15.9

The Gordian Group, LLC	Construction software and	First lien senior secured	—	7/17/2019		$—	(78)
140 Bridges Road, Suite E	service provider	revolving loan
Mauldin, SC 29662		First lien senior secured loan	6.03% (Libor + 5.00%/Q)	7/17/2019		$13.2
		First lien senior secured loan	6.05% (Libor + 5.00%/Q)	7/17/2019		$12.3
		First lien senior secured loan	6.15% (Libor + 5.00%/Q)	7/17/2019		$12.8

The Greeley Company, Inc. and HCP	Healthcare compliance	Senior subordinated loan		3/31/2017		$0.4
Acquisition Holdings, LLC(4)	advisory services	Class A units			24.66%	$—
600 Fifth Avenue, 17th Floor
New York, NY 10020

The Teaching Company Holdings, Inc.	Education publications	Preferred stock			1.77%	$2.5
4151 Lafayette Center Drive, No. 100	provider	Common stock			3.64%	$—
Chantilly, VA 20151

Things Remembered, Inc. and TRM Holdco	Personalized gifts retailer	First lien senior secured	11.00% (Base Rate + 7.00%/Q)	2/28/2019		$0.9	(79)
Corp.(3)		revolving loan
5500 Avion Park Drive		First lien senior secured loan		3/2/2020		$2.6
Highland Heights, OH 44143		Common stock			11.19%	$—

Towne Holdings, Inc.	Provider of contracted	First lien senior secured loan	—	5/24/2022		$—	(80)
Suites 200-250, Office Building One	hospitality services and
200 Park Place	parking systems
Annapolis, MD 21401

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
TPTM Merger Corp.	Manufacturer of time	First lien senior secured	7.53% (Libor + 6.50%/Q)	9/12/2018		$0.8	(81)
116 American Road	temperature indicator	revolving loan
Morris Plains, NJ 07950	products	First lien senior secured revolving loan	7.54% (Libor + 6.50%/Q)	9/12/2018		$0.5	(81)
		First lien senior secured loan	9.79% (Libor + 8.67%/Q)	9/12/2018		$16.7
		First lien senior secured loan	9.67% (Libor + 8.67%/Q)	9/12/2018		$10.3

TraceLink, Inc.	Supply chain management	Warrant		1/2/2025	0.86%	$2.4	(2)
200 Quannapowitt Parkway	software provider for the
Wakefield, MA 01880	pharmaceutical industry

Transaction Data Systems, Inc.	Pharmacy management	Second lien senior secured	10.01% (Libor + 9.00%/Q)	6/15/2022		$35.3
788 Montgomery Avenue	software provider	loan
Ocoee, FL 34761

Tyden Cayman Holdings Corp.(88)	Producer and marketer of	Preferred stock			3.84%	$0.4
P.O. Box 908 GT Walker House, Mary Street	global cargo security, product	Common stock			3.84%	$2.4
George Town, Cayman Islands	identification and traceability
	and utility meter products

U.S. Anesthesia Partners, Inc.	Anesthesiology service	Second lien senior secured	10.25% (Libor + 9.25%/Q)	9/24/2020		$23.5
2411 Fountain View Dr., Suite 200	provider	loan
Houston, TX 77057		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	9/24/2020		$50.0

U.S. Security Associates Holdings, Inc	Security guard service	Second lien senior secured	11.00%	7/28/2018		$25.0
200 Mansell Court East, Suite 500	provider	loan
Roswell, GA 30076

UL Holding Co., LLC(3)	Provider of collection and	Senior subordinated loan	10.00% PIK	5/2/2020		$5.5
2824 N Ohio	landfill avoidance solutions	Senior subordinated loan		5/2/2020		$0.4
Wichita, KS 67201	for food waste and unsold	Senior subordinated loan	10.00% PIK	5/2/2020		$22.5
	food products	Senior subordinated loan		5/2/2020		$2.4
		Senior subordinated loan	10.00% PIK	5/2/2020		$2.6
		Senior subordinated loan		5/2/2020		$0.3
		Class A common units			8.85%	$—
		Class B-5 common units			40.50%	$—
		Class C common units			8.77%	$—
		Warrant			10.44%	$—	(2)
		Warrant			10.44%	$—	(2)
		Warrant			10.44%	$—	(2)
		Warrant			10.44%	$—	(2)
		Warrant			10.44%	$—	(2)
		Warrant			10.44%	$—	(2)
		Warrant			10.44%	$—	(2)

Urgent Cares of America Holdings I, LLC	Operator of urgent care	First lien senior secured loan	—	12/1/2022		$—	(82)
and FastMed Holdings I, LLC	clinics	First lien senior secured loan	9.00% (Libor + 6.00% Cash,	12/1/2022		$12.5
935 Shotwell Road, Suite 108			2.00% PIK/M)
Clayton, NC 27520		First lien senior secured loan	9.00% (Libor + 6.00% Cash, 2.00% PIK/M)	12/1/2022		$48.7
		Preferred units			20.00%	$9.8
		Series A common units			1.12%	$0.2
		Series C common units			20.00%	$0.1

Varsity Brands Holding Co., Inc., Hercules	Leading manufacturer	First lien senior secured loan	—	12/11/2022		$—	(83)
Achievement, Inc., Hercules Achievement	and distributor of textiles,	Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/11/2022		$25.0
Holdings, Inc. and Hercules VB Holdings, Inc.	apparel & luxury goods	loan
6745 Lenox Center Court		Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/11/2022		$55.6
Memphis, TN 38115		loan
		Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/11/2022		$91.6
		Common stock			0.82%	$4.0
		Common stock			0.82%	$4.0

Velocity Holdings Corp.	Hosted enterprise resource	Common units			2.00%	$2.5
13432 Wards Rd	planning application
Lynchburg, VA 24501	management services provider

VistaPharm, Inc. and Vertice Pharma UK Parent	Manufacturer and distributor	Preferred shares			0.35%	$0.5
Limited(88)	of generic pharmaceutical
630 Central Avenue	products
New Providence, NJ 07974

Vitesse CLO, Ltd.(88)(89)	Investment vehicle	Preferred shares				$—
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Voya CLO 2014-4, Ltd.(88)(89)	Investment vehicle	Subordinated notes	12.50%	10/14/2026		$17.2
P.O. Box 1093, Boundary Hall Cricket Square
Grand Cayman, Cayman Islands, KY1-1102

Company(1)	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2017	Fair Value
VRC Companies, LLC	Provider of records and	First lien senior secured	—	3/31/2023		$—	(84)
5400 Meltech Blvd.	information management	revolving loan
Memphis, TN 38118	services	First lien senior secured loan	—	3/31/2023		$—	(85)
		First lien senior secured loan	7.92% (Libor + 6.50%/Q)	3/31/2023		$8.6

VSC Investors LLC(89)	Investment company	Membership interests			1.95%	$1.3
401 Vance Street
Los Angeles, CA 90272

WASH Multifamily Acquisition Inc. and	Laundry service and	Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/15/2023		$3.7
Coinamatic Canada Inc.	equipment provider	loan
3690 Redondo Beach Ave.		Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/15/2023		$21.1
Redondo Beach, CA 90278		loan

Waste Pro USA, Inc	Waste management services	Second lien senior secured	8.50% (Libor + 7.50%/Q)	10/15/2020		$75.8
2101 West State Road 434, Suite 305		loan
Longwood, FL 32779

WCI-Quantum Holdings, Inc.	Distributor of instructional	Series A preferred stock			1.27%	$1.2
770 N. Raddant Rd	products, services and
Batavia, IL 60510	resources

Wilcon Holdings LLC	Communications	Class A common stock			2.60%	$3.9
624 South Grand Ave., Suite 1200	infrastructure provider
Los Angeles, CA 90017

Wonder Holdings Acquisition Corp.	Developer and marketer of	Warrant		6/30/2021	4.29%	$2.1	(2)
8515 E. Anderson Dr.	OTC healthcare products
Scottsdale, AZ 85255

WorldPay Group PLC(88)	Payment processing company	C2 shares			0.13%	$—
The Walbrook Building, 25 Walbrook
London EC4N 8AF, United Kingdom

WP CPP Holdings, LLC	Manufacturer of precision	Second lien senior secured	8.79% (Libor + 7.75%/Q)	4/30/2021		$18.7
4200 W Valley Blvd.	engineered castings	loan
Ponoma, CA 91766

Wrench Group LLC	Provider of essential home	First lien senior secured loan	6.27% (Libor + 5.25%/Q)	3/2/2022		$4.0
3314 Bear Creek Drive,	services to residential
Melissa, TX 75454	customers

Young Innovations, Inc.	Dental supplies and	Second lien senior secured	10.40% (Libor + 9.25%/Q)	7/30/2019		$31.4
13705 Shoreline Court East	equipment manufacturer	loan
Earth City, MO 63045		Second lien senior secured loan	10.40% (Libor + 9.25%/Q)	7/30/2019		$55.0

Zemax, LLC	Provider of optical	First lien senior secured	—	10/23/2019		$—	(86)
22908 NE Alder Crest Drive, Suite 100	illumination design software	revolving loan
Redmond, WA 98053	to design engineers

Zywave, Inc.	Provider of software and	First lien senior secured	—	11/17/2022		$—	(87)
10100 W. Innovation Drive, Suite 300	technology-enabled content	revolving loan
Milwaukee, WI 53226	and analytical solutions to	Second lien senior secured	10.04% (Libor + 9.00%/Q)	11/17/2023		$27.0
	insurance brokers	loan

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of March 31, 2017.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
$3.0 of total commitment of $3.2 remains undrawn as of March 31, 2017.

(6)
$3.3 of total commitment of $5.0 remains undrawn as of March 31, 2017.

(7)
$11.7 of total commitment of $13.7 remains undrawn as of March 31, 2017.

(8)
Total commitment of $2.4 remains undrawn as of March 31, 2017.

(9)
$8.4 of total commitment of $30.0 remains undrawn as of March 31, 2017.

(10)
$16.2 of total commitment of $22.1 remains undrawn as of March 31, 2017.

(11)
$1.6 of total commitment of $3.2 remains undrawn as of March 31, 2017.

(12)
Total commitment of $2.7 remains undrawn as of March 31, 2017.

(13)
$0.2 of total commitment of $7.5 remains undrawn as of March 31, 2017.

(14)
Total commitment of $1.0 remains undrawn as of March 31, 2017.

(15)
$6.0 of total commitment of $20.0 remains undrawn as of March 31, 2017.

(16)
$3.8 of total commitment of $5.0 remains undrawn as of March 31, 2017.

(17)
$0.0 of total commitment of $4.7 remains undrawn as of March 31, 2017.

(18)
$0.0 of total commitment of $1.4 remains undrawn as of March 31, 2017.

(19)
$1.8 of total commitment of $3.7 remains undrawn as of March 31, 2017.

(20)
Total commitment of $31.0 remains undrawn as of March 31, 2017.

(21)
$9.0 of total commitment of $10.0 remains undrawn as of March 31, 2017.

(22)
Total commitment of $9.1 remains undrawn as of March 31, 2017.

(23)
$4.4 of total commitment of $5.0 remains undrawn as of March 31, 2017.

(24)
Total commitment of $12.0 remains undrawn as of March 31, 2017.

(25)
Total commitment of $4.2 remains undrawn as of March 31, 2017.

(26)
Total commitment of $5.0 remains undrawn as of March 31, 2017.

(27)
$4.3 of total commitment of $5.8 remains undrawn as of March 31, 2017.

(28)
$2.3 of total commitment of $3.3 remains undrawn as of March 31, 2017.

(29)
Total commitment of $8.8 remains undrawn as of March 31, 2017.

(30)
$2.0 of total commitment of $4.0 remains undrawn as of March 31, 2017.

(31)
Total commitment of $2.0 remains undrawn as of March 31, 2017.

(32)
Total commitment of $5.0 remains undrawn as of March 31, 2017.

(33)
$2.9 of total commitment of $4.0 remains undrawn as of March 31, 2017.

(34)
Total commitment of $2.0 remains undrawn as of March 31, 2017.

(35)
Total commitment of $10.7 remains undrawn as of March 31, 2017.

(36)
$7.5 of total commitment of $9.8 remains undrawn as of March 31, 2017.

(37)
Total commitment of $5.0 remains undrawn as of March 31, 2017.

(38)
$1.5 of total commitment of $2.0 remains undrawn as of March 31, 2017.

(39)
$0.9 of total commitment of $2.0 remains undrawn as of March 31, 2017.

(40)
$0.7 of total commitment of $0.8 remains undrawn as of March 31, 2017.

(41)
Total commitment of $5.3 remains undrawn as of March 31, 2017.

(42)
$2.9 of total commitment of $5.0 remains undrawn as of March 31, 2017.

(43)
$6.5 of total commitment of $20.0 remains undrawn as of March 31, 2017.

(44)
Total commitment of $4.0 remains undrawn as of March 31, 2017.

(45)
Total commitment of $2.5 remains undrawn as of March 31, 2017.

(46)
$3.5 of total commitment of $5.0 remains undrawn as of March 31, 2017.

(47)
$3.9 of total commitment of $5.0 remains undrawn as of March 31, 2017.

(48)
Total commitment of $6.9 remains undrawn as of March 31, 2017.

(49)
$11.4 of total commitment of $11.9 remains undrawn as of March 31, 2017.

(50)
$0.8 of total commitment of $0.9 remains undrawn as of March 31, 2017.

(51)
Total commitment of $3.9 remains undrawn as of March 31, 2017.

(52)
Total commitment of $5.0 remains undrawn as of March 31, 2017.

(53)
Total commitment of $4.5 remains undrawn as of March 31, 2017.

(54)
$7.1 of total commitment of $10.9 remains undrawn as of March 31, 2017.

(55)
$8.5 of total commitment of $10.0 remains undrawn as of March 31, 2017.

(56)
$0.0 of total commitment of $1.0 remains undrawn as of March 31, 2017.

(57)
$9.0 of total commitment of $25.0 remains undrawn as of March 31, 2017.

(58)
$0.0 of total commitment of $1.9 remains undrawn as of March 31, 2017.

(59)
Total commitment of $11.3 remains undrawn as of March 31, 2017.

(60)
Total commitment of $5.0 remains undrawn as of March 31, 2017.

(61)
Total commitment of $2.5 remains undrawn as of March 31, 2017.

(62)
Total commitment of $6.0 remains undrawn as of March 31, 2017.

(63)
Total commitment of $10.0 remains undrawn as of March 31, 2017.

(64)
Total commitment of $9.8 remains undrawn as of March 31, 2017.

(65)
Total commitment of $2.5 remains undrawn as of March 31, 2017.

(66)
Total commitment of $5.0 remains undrawn as of March 31, 2017.

(67)
$2.7 of total commitment of $3.3 remains undrawn as of March 31, 2017.

(68)
Total commitment of $1.9 remains undrawn as of March 31, 2017.

(69)
$7.7 of total commitment of $10.0 remains undrawn as of March 31, 2017.

(70)
Total commitment of $16.7 remains undrawn as of March 31, 2017.

(71)
$4.0 of total commitment of $5.4 remains undrawn as of March 31, 2017.

(72)
Total commitment of $3.5 remains undrawn as of March 31, 2017.

(73)
$7.5 of total commitment of $7.7 remains undrawn as of March 31, 2017.

(74)
Total commitment of $2.9 remains undrawn as of March 31, 2017.

(75)
Total commitment of $1.5 remains undrawn as of March 31, 2017.

(76)
$1.9 of total commitment of $5.6 remains undrawn as of March 31, 2017.

(77)
Total commitment of $1.8 remains undrawn as of March 31, 2017.

(78)
Total commitment of $1.1 remains undrawn as of March 31, 2017.

(79)
$1.5 of total commitment of $2.4 remains undrawn as of March 31, 2017.

(80)
Total commitment of $1.0 remains undrawn as of March 31, 2017.

(81)
$1.2 of total commitment of $2.5 remains undrawn as of March 31, 2017.

(82)
Total commitment of $16.0 remains undrawn as of March 31, 2017.

(83)
Total commitment of $0.7 remains undrawn as of March 31, 2017.

(84)
Total commitment of $1.0 remains undrawn as of March 31, 2017.

(85)
Total commitment of $1.5 remains undrawn as of March 31, 2017.

(86)
Total commitment of $3.0 remains undrawn as of March 31, 2017.

(87)
Total commitment of $10.5 remains undrawn as of March 31, 2017.

(88)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(89)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(90)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 28% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of March 31, 2017.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our investments. The size of our board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." We refer to the directors who are non-interested persons as our "independent directors." We refer to our directors who are "interested persons" as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 69	Director	Class II Director since 2012 (term expires in 2018)
			Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Intersections Inc.
Ann Torre Bates, 59	Director	Class I Director since 2010 (term expires in 2017)
			Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	Navient Corporation, SLM Corporation, United Natural Foods, Inc., 19 investment companies in the Franklin Templeton Group of Mutual Funds
Daniel G. Kelly, Jr., 66	Director	Class III Director since 2016 (term expires in 2019)	Since 2016, Mr. Kelly has been retired. From 1999 to 2015, Mr. Kelly was a Partner of the law firm of Davis Polk & Wardwell LLP.	One(2)	American Shared Hospital Services
Steven B. McKeever, 57	Director	Class I Director since 2012 (term expires in 2017)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Eric B. Siegel, 59	Director	Class III Director since 2004 (term expires in 2019)
			Since 2005, Mr. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club's Board of Advisors. Mr. Siegel is a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee of El Paso Electric Company, a NYSE publicly traded utility company.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J Arougheti, 44(3)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (term expires in 2017); Executive Vice President since October 2014 (indefinite term)
			Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Board and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.	One(2)	Ares Management, L.P., Ares Commercial Real Estate Corporation
R. Kipp deVeer, 44(6)	Director and Chief Executive Officer	Class III Director since 2015 (term expires in 2019); Chief Executive Officer since July 2014 (indefinite term)
			Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer joined Ares in May 2004 and currently serves as a Partner of Ares Management GP LLC, Ares' general partner, a Partner in and Head of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares overseeing the European activities of Ares.	One(2)
Robert L. Rosen, 70(4)	Director	Class II Director since 2004 (term expires in 2018)
			Since February 2016, Mr. Rosen has been a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer and a director of Ares Commercial Real Estate Corporation. Since August 2005, Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 53(5)	Co-Chairman and Director	Class II Director since 2004 (term expires in 2018)
			Since July 2014, Mr. Rosenthal has served as Co-Chairman of the Board, and previously as Chairman of the Board since 2004. Mr. Rosenthal is a Co-Founder of Ares and a Partner of Ares Management GP LLC. He is Co-Head of and a Partner in the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal is also a member of the Investment Committees of certain funds managed by the Ares Private Equity Group.	One(2)	Ares Management, L.P., Nortek, Inc., Hanger, Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 43	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)
Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company, and since November 2006, Mr. Bloomstein has served as Vice President of the Company. Additionally he is Vice President and Assistant Secretary of ACSF and Vice President and Assistant Secretary of CION Ares Diversified Credit Fund ("CADEX"). He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management. He is also a member of the Ares Enterprise Risk Committee.
Mitchell Goldstein, 50	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner and Co-Head of the Ares Credit Group, Vice President of ACSF and Vice President of CADEX. He is a member of the Management Committee of Ares. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, select Ares Credit Group U.S. Direct Lending investment committees, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee.
Miriam Krieger, 41	Chief Compliance Officer	Since July 2011 (indefinite term)
Since July 2011, Ms. Krieger has served as Chief Compliance Officer of the Company. She also serves as Chief Compliance Officer of ACSF. She joined Ares in 2010 and is a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group.
Scott C. Lem, 39	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)
Since December 2013, Mr. Lem has served as Chief Accounting Officer of the Company and since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He also serves as the Chief Accounting Officer of ACSF, Treasurer of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and Treasurer of CADEX. Additionally, he is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department.
Michael McFerran, 45	Vice President and Assistant Treasurer	Since March 2015 (indefinite terms)
Since April 2015, Mr. McFerran has served as Vice President and Assistant Treasurer of the Company. He is Executive Vice President and Chief Financial Officer of Ares, a Partner in and Head of the Ares Finance Department and serves on the Management Committee of Ares Management. He serves as Vice President of ARDC. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Penni F. Roll, 51	Chief Financial Officer	Since December 2010 (indefinite term)	Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Ms. Roll serves as the Chief Financial Officer of the Ares Credit Group, ARDC, ACSF and CADEX. She joined Ares in 2010 and now serves as Partner—Chief Financial Officer of Ares Credit Group.
Michael L. Smith, 46	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Smith is a member of the Investment Committees of Ares Capital Management, select Ares Credit Group U.S. Direct Lending investment committees, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee.
Michael D. Weiner, 64	Vice President	Since September 2006 (indefinite term)
Since September 2006, Mr. Weiner has been Vice President of the Company. He is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the Ares Management Committee. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of ARDC and Vice President and Assistant Secretary of CADEX. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation, 2200 Pennsylvania Avenue, NW, Suite 400 East, Washington, DC 20037. The business address of each other director, executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of our investment adviser, is a Co-Founder and President of Ares and serves on the Board of Directors and Management Committee of Ares.

(4)
Mr. Rosen is an interested director because he is a Partner of Ares.

(5)
Mr. Rosenthal is an interested director because he is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

(6)
Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of our investment adviser, and serves on the Management Committee of Ares.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead us and our board of directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Steve Bartlett, 69, has served as a director of the Company since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. Mr. Bartlett currently sits on the board of directors of the Homeownership Preservation Foundation (HPF). In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, D.C., and the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Intersections Inc. (NASDAQ), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas Fort Worth International Airport Board. Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs. We believe that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

              Ann Torre Bates, 59, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. She currently serves on the board of directors of United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014 and Navient Corporation form 2014 to 2016. Ms. Bates holds a B.B.A. in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. We believe that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Daniel G. Kelly, Jr., 66, has served as a director of the Company since May 2016 and currently serves on the nominating and governance committee. Mr. Kelly was a Partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. He currently serves on the board of directors of American Shared Hospital Services. Prior to joining Davis

Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of a New York Stock Exchange ("NYSE") listed corporation and a partner involved in management of two other law firms. Mr. Kelly graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia Law Review. We believe that Mr. Kelly's experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the board of directors with unique insight on its duties and responsibilities.

              Steven B. McKeever, 57, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. We believe that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle-market companies.

              Eric B. Siegel, 59, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 2005, Mr. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club's Board of Advisors. Mr. Siegel is a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. We believe that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J Arougheti, 44, has served as Co-Chairman of the board of directors since July 2014, as a director of the Company since 2009 and as an Executive Vice President of the Company since October 2014. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014, and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committee of the investment adviser, and the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation HOPE. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. We believe that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, not only gives the board of directors valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as Co-Chairman of the board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares.

              R. Kipp deVeer, 44, has served as a director of the Company since 2015 and currently serves as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as a Partner in and Head of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of the Company's investment adviser, the Ares Credit Group's U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares Management overseeing the European activities of Ares. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from Stanford University's Graduate School of Business. We believe that Mr. deVeer's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of the investment adviser, and serves on the Management Committee of Ares.

              Robert L. Rosen, 70, has served as a director of the Company since 2004 and is a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer of and a director of Ares Commercial Real Estate Corporation. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent 12 years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen is a member of the board of directors of Ares Commercial Real Estate Corporation and previously served on the board of directors of Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen holds a B.A. from the City University of New York in Economics and an M.B.A. from the New York University Leonard N. Stern School of Business in Finance. We believe that Mr. Rosen's over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because he is a Partner of Ares.

              Bennett Rosenthal, 53, has served as Co-Chairman of the board of directors of directors since 2014, and previously as Chairman of the board of directors of directors since 2004. Mr. Rosenthal is a Co-Founder of Ares and a Partner of Ares Management GP LLC. He is Co-Head and a Partner in the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of certain funds managed by the Ares Private Equity Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of Directors of City Ventures, LLC, Jacuzzi Brands Corporation, the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., National Veterinary Associates, Inc., Serta International Holdco LLC and Simmons Bedding Company, Aspen Dental Management, Inc. and several other private companies. Mr. Rosenthal's previous board of directors experience includes Maidenform Brands, Inc., Hanger, Inc. and Nortek, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles, and on the Graduate Executive Board of the Wharton School of Business. Mr. Rosenthal graduated summa cum laude with a B.S. in Economics from the University of Pennsylvania's Wharton School of Business where he also received his M.B.A. with distinction. We believe that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as Co-Chairman of the board of directors. Mr. Rosenthal is an interested director because he is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

Executive Officers and Certain Other Officers Who Are Not Directors

              Joshua M. Bloomstein, 43, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Bloomstein also currently serves as Vice President and Assistant Secretary of ACSF and Vice President and Assistant Secretary of CADEX. He is also a member of the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

              Mitchell Goldstein, 50, serves as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner and Co-Head of the Ares Credit Group, Vice President of ACSF and Vice President of CADEX. He is a member of the Management Committee of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of the investment adviser, select Ares Credit Group U.S. Direct Lending investment committees and the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC and on the Board of Trustees of CADEX. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              Miriam Krieger, 40, serves as Chief Compliance Officer of the Company. Ms. Krieger also serves as the Chief Compliance Officer of ACSF She joined Ares in April 2010 and is a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded BDC, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP.

Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

              Scott C. Lem, 39, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He also serves as Chief Accounting Officer of ACSF, Treasurer of Ares Dynamic Credit Allocation Fund, Inc. and Treasurer of CADEX. Additionally, he is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Michael McFerran, 45, serves as a Vice President and Assistant Treasurer of the Company. He is Executive Vice President and Chief Financial Officer of Ares, a Partner in and Head of the Ares Finance Department and serves on the Management Committee of Ares Management. He serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC. Prior to joining KKR, Mr. McFerran spent the majority of his career at Ernst & Young LLP where he was a senior manager in their financial services industry practice. Mr. McFerran also held Vice President roles at XL Capital Ltd. and American Express. Mr. McFerran received an M.B.A. from the Haas School of Business at U.C. Berkeley and a B.S. in Business Administration from San Francisco State University.

              Penni F. Roll, 51, serves as the Chief Financial Officer of the Company, the Ares Credit Group, Ares Dynamic Credit Allocation Fund, Inc., ACSF and CADEX. She joined Ares in April 2010 and now serves as Partner—Chief Financial Officer of Ares Credit Group and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares Management, Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a B.S.B.A. in Accounting from West Virginia University.

              Michael L. Smith, 46, serves as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of the investment adviser, select Ares Credit Group U.S. Direct Lending investment committees, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant

Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a B.S. in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Michael D. Weiner, 64, serves as a Vice President of the Company. He is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the Ares Management Committee. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. and Vice President and Assistant Secretary of CADEX. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management, L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Arougheti and Mr. Rosenthal serve as co-chairs of our board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares, serves on the Board of Directors and is a member of the Management Committee of Ares. The Company believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives our board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Rosenthal is an interested director because he is a Co-Founder and Partner of Ares and serves on the Board of Directors and the Management Committee of Ares. The Company believes that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as co-chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Arougheti and Mr. Rosenthal as co-chairs of our board of directors, as Mr. Arougheti and Mr. Rosenthal's relationships with our investment adviser provide an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the co-chairs of the board of directors and between the independent directors and officers of the Company and our investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board of director and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire board of directors and are comprised solely of independent directors and (2) by working with our Chief Compliance Officer to monitor risk in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the board of directors in fulfilling its oversight responsibilities relating to the Company's systems of internal controls over financial reporting, audits of the Company's financial statements and disclosure controls and procedures, assisting the board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the board of directors or to stand for election by our stockholders, reviewing the Company's policies relating to corporate governance, and overseeing the evaluation of our board of directors and its committees.

              Our board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with our Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. Our Chief Compliance Officer's report, which is reviewed by and discussed with our board of directors, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of our Chief

Compliance Officer's annual review; and (4) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, our Chief Compliance Officer reports to our board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements and restrictions that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are subject to restrictions on our ability to engage in transactions with Ares and its affiliates. See "Regulation." In addition, we have elected to be treated as a RIC under the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with each of our Chief Compliance Officer, our independent registered public accounting firm and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case-by-case basis and that our board of directors' existing role in risk oversight is appropriate. However, our board of directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee, a nominating and governance committee and a co-investment committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2016, the board of directors held 20 formal meetings, the audit committee held six formal meetings, the nominating and governance committee held five formal meetings, and the independent directors held four formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders in person.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

              The role of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities by: (1) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving our independent registered public accounting firm and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls and procedures.

              The audit committee also assists our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to the board of directors, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of our investment adviser the Company's major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee's attention, including each annual renewal of our investment advisory and management agreement and our administration agreement.

              This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

              Our board of directors has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. Kelly, McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (1) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the board of directors for approval, (2) identifying individuals qualified to become directors, (3) evaluating and recommending to the board of directors nominees to fill vacancies on the board of directors or committees thereof or to stand for election by the stockholders of the Company, (4) reviewing the Company's policies relating to corporate governance and recommending any changes in such policies to the board of directors, and (5) overseeing the evaluation of the board of directors (including its leadership structure) and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to the Company's officers and management of the investment adviser and the administrator;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than the 150th day and not later than 5:00 p.m., New York time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., New York time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

              This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Compensation Committee

              The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The Company's executive officers do not receive any direct compensation from us. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the SEC. In addition, pursuant to the audit committee charter, the amounts payable to our investment adviser and our administrator pursuant to our investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to our investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of our independent directors in accordance with Section 15(c) of the Investment Company Act.

              The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Co-Investment Committee

              The members of the co-investment committee are Ms. Bates and Messrs. Bartlett, Kelly, McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. The co-investment committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Order the Company received from the Commission on January 18, 2017.

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on July 27, 2017 and the number of shares beneficially owned by each of our directors as of December 31, 2016. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Steve Bartlett(4)	Over $100,000
Ann Torre Bates	Over $100,000
Daniel G. Kelly, Jr.	Over $100,000
Steven B. McKeever	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer(5)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of March 31, 2017, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
The shares of the Company's common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation earned or actually received by our directors, none of whom is our employee, for services as a director for the fiscal year ended December 31, 2016. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$222,500	$222,500
Ann Torre Bates	$233,500	$233,500
Daniel G. Kelly, Jr.(2)	$131,978	$131,978
Steven B. McKeever	$222,000	$222,000
Frank E. O'Bryan(3)	$89,522	$89,522
Eric B. Siegel	$243,500	$243,500
Interested Directors
Michael J Arougheti	None	None
R. Kipp deVeer	None	None
Robert L. Rosen(4)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Kelly became a director in May 2016.

(3)
Mr. O'Bryan's term expired at our 2016 annual meeting of stockholders.

(4)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2016, he did receive $50,000 from Ares Management for his service as a director of the Company for such period in connection with his role as an Operating Advisor to Ares Management. In February 2016, Mr. Rosen became a Partner of Ares.

              The independent directors receive an annual fee of $160,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000, the lead independent director receives an additional annual fee of $15,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

              We consider the members of the Investment Committee of Ares Capital Management to be our portfolio managers. The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mark Affolter	Partner and Portfolio Manager of the Ares Credit Group	9	Mr. Affolter is a Partner and Portfolio Manager in the Ares Credit Group, as well as the Central Region Head for U.S. Direct Lending. Additionally, Mr. Affolter serves as a member of the Investment Committee of Ares Capital Management and select Ares Credit Group U.S. Direct Lending investment committees, and is a member of the Management Committee of Ares.
Michael J Arougheti	Co-Chairman of the board of directors of the Company; Executive Vice President of the Company; Partner of the Ares Credit Group	13

Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Company's board of directors and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
R. Kipp deVeer	Chief Executive Officer of the Company; Co-Head and Partner of the Ares Credit Group	13

Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Investment Committees. Mr. deVeer is also a director of Ares Management Limited.

Mitchell Goldstein	Co-President of the Company; Partner of the Ares Credit Group	12

Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group. Mr. Goldstein also currently serves as a Vice President of ACSF, IHAM and IHAM GP. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee, and is a member of the Management Committee of Ares.

Jim Miller	Partner and Portfolio Manager of the Ares Credit Group	11

Mr. Miller is a Partner and Portfolio Manager in the Ares Credit Group, as well as the East Region Co-Head for U.S. Direct Lending. Additionally, Mr. Miller serves on the investment committee of Ares Capital Management, select Ares Credit Group U.S. Direct Lending investment committees and is a member of the Ares Commercial Finance Investment Committee and the Management Committee of Ares.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Kort Schnabel	Partner and Portfolio Manager of the Ares Credit Group	16

Mr. Schnabel is a Partner and Portfolio Manager in the Ares Credit Group, as well as the West Region Head for U.S. Direct Lending. Additionally, Mr. Schnabel serves on the investment committee of Ares Capital Management and select Ares Credit Group U.S. Direct lending investment Committees, and is a member of the Management Committee of Ares.

David Schwartz	Partner and Portfolio Manager of the Ares Credit Group	13

Mr. Schwartz is a Partner and Portfolio Manager in the Ares Credit Group, as well as the East Region Co-Head for U.S. Direct Lending. He is actively involved in managing the Company's joint venture with Varagon, the SDLP. Additionally, Mr. Schwartz serves on the investment committee of Ares Capital Management and select Ares Credit Group U.S. Direct Lending investment committees, and is a member of the Management Committee of Ares.

Michael L. Smith	Co-President of the Company; Partner of the Ares Credit Group	13

Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Investment Committee the Ivy Hill Asset Management Investment Committee, and the Management Committee of Ares.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that Messrs. Affolter, Arougheti, deVeer, Goldstein, Miller, Schnabel, Schwartz and Smith are each Partners of the Ares Credit Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2017 had approximately $65 billion (including the Company) of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Affolter, Arougheti, deVeer, Goldstein, Miller, Schnabel, Schwartz and Smith is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, (1) Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as President of Ares Management and as a Partner of the Ares Credit Group, (2) Mr. deVeer also spends a portion of his time on corporate and administrative activities in his capacity as the Company's Chief Executive Officer and as a Partner of the Ares Credit Group, (3) Messrs. Goldstein and Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Presidents of the Company and as Partners of the Ares Credit Group and (4) Messrs. Affolter, Miller, Schnabel and Schwartz are each a Partner in the Ares Credit Group. Each of Messrs. Affolter, Arougheti, deVeer, Goldstein, Miller, Schnabel, Schwartz and Smith receives a compensation package that includes some combination of fixed draw and variable incentive compensation based on our performance. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on July 27, 2017 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2016 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Mark Affolter	None
Michael J Arougheti	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
Jim Miller	$100,001 - $500,000
Kort Schnabel	None
David Schwartz	Over $1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, our investment adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

Base Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee, an income based fee and a capital gains incentive fee.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Income Based Fee

              The income based fee is calculated and payable quarterly in arrears based on our net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre- incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually received. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser certain fees even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an income based fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income based fee

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the second calendar quarter of 2017, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

Capital Gains Incentive Fee

              The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date we completed our initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (1) the net sales price of each investment in our portfolio when sold and (2) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (1) the net sales price of each investment in our portfolio when sold is less than (2) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (1) the valuation of each investment in our portfolio as of the applicable capital gains incentive fee calculation date and (2) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be the Contractual Cost Basis, which is an amount equal to (1) (A) the actual amount paid by us for such investment plus (B) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (C) any other adjustments made to the cost basis included in our financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (1) the aggregate distributions to our stockholders and (2) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any such deferred fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Fee Calculation

Example 1—Income Based Fee(1):

Assumptions

• Hurdle rate(2) = 1.75%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (1) our aggregate distributions to our stockholders and (2) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.
(4)
Excludes offering expenses.

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.125% – 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.1875% – 1.75%)) + (20% × (2.925% – 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

              For the three months ended March 31, 2017, we incurred $39 million in base management fees and $32 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the three months ended March 31, 2017. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $54 million as of March 31, 2017, none of which was due and payable under the investment advisory and management agreement.

              For the year ended December 31, 2016, we incurred $137 million in base management fees, and $123 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2016. However, in accordance with GAAP, the Company has cumulatively accrued a capital gains incentive fee of $38 million as of December 31, 2016, all of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2015, we incurred $134 million in base management fees and $121 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2015. However, in accordance with GAAP, the Company cumulatively accrued a capital gains incentive fee of $42 million as of December 31, 2015, all of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2014, we incurred $128 million in base management fees and $118 million in income based fees. The capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2014 was $24 million. However, in accordance with GAAP, the Company cumulatively accrued a capital gains incentive fee of $93 million as of December 31, 2014, of which $69 million was not due under the investment advisory and management agreement.

              GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2017, the Company has paid capital gains incentive fees since inception totaling $57 million. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments (including payments to third party vendors for financial information services); offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments regardless of whether such transactions are ultimately consummated; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "—Administration Agreement" below.

Duration, Termination and Amendment

              At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that our stockholders vote to approve the proposed amendments. On June 6, 2011, our stockholders approved the proposed amendments, and we entered into a restated investment advisory and management agreement, reflecting such amendments on June 6, 2011. At an in-person meeting of our board of directors on April 26, 2017, our board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, voted to approve the continuation of the investment advisory and management agreement to June 6, 2018. A discussion regarding the basis for our board of directors' approval of the 2011 adoption of the form of our current investment advisory and management agreement is available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company (as defined in the Investment Company Act). The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the income based fee, the capital gains incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to an administration agreement with Ares Operations, an affiliate of our investment adviser and a subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on April 26, 2017, which extended the term of the agreement until June 1, 2018. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2017, the Company incurred $3 million, in administrative fees. In addition, the Company incurred an additional $3 million in administrative fees related to the integration of the American Capital Acquisition. As of March 31, 2017, $6 million of these fees were unpaid and included in "accounts payable and other liabilities" in our March 31, 2017 consolidated balance sheet.

              For each of the years ended December 31, 2016, 2015 and 2014, the Company incurred $14 million in administrative fees. As of December 31, 2016 and 2015, $4 million and $4 million of these fees were unpaid and included in "accounts payable and other liabilities" in our December 31, 2016 and 2015 consolidated balance sheets, respectively.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us . For example, we have a code of conduct that generally prohibits any of our officers or directors from engaging in any transaction where there is a conflict between such individual's personal interest and our interests. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the co-chairs of the board of directors or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

              As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have separate policies and procedures that have been adopted to ensure that we do not enter into any such prohibited transactions without seeking necessary approvals.

              We are party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain of our directors and officers and members of the investment committee of our investment adviser may have indirect ownership and pecuniary interests. Certain of our directors and officers and members of the investment committee of our investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our directors and officers and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with our investment adviser's investment allocation policy. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the second quarter of 2017, the lesser of (i) $10 million of the income based fees and (ii) the amount of income based fees for such quarter, in each case to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

              Pursuant to the terms of the administration agreement between Ares Operations and us, Ares Operations, a subsidiary of Ares Management, currently provides us with certain administrative and other services necessary to conduct our day-to-day operations, and we reimburse Ares Operations, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of Ares Operations'

overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement.

              We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the year ended December 31, 2016, amounts payable by Ares Management LLC and IHAM to us under these subleases totaled $6 million. Ares Management LLC has also entered into separate subleases with us, pursuant to which we sublease certain office leases from Ares Management LLC. For the year ended December 31, 2016, amounts payable to Ares Management LLC under these subleases totaled $1 million.

              We have entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use our proprietary portfolio management software. For the fiscal year ended December 31, 2016, amounts payable by Ares Management LLC and IHAM to us under these agreements totaled $0 million.

              We have also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of July 27, 2017, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of July 27, 2017 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of July 27, 2017, there were no persons that owned 5% or more of the outstanding shares of our common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

              The address for Messrs. Arougheti, deVeer, Goldstein, Rosen and Smith, Ms. Roll and certain other officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	907,647		*
R. Kipp deVeer	175,000	(2)	*
Robert L. Rosen	37,398		*
Bennett Rosenthal	255,138	(3)	*
Independent Directors
Steve Bartlett	7,800	(4)	*
Ann Torre Bates	13,275	(5)	*
Daniel G. Kelly, Jr.	16,472		*
Steven B. McKeever	12,512		*
Eric B. Siegel	37,781	(6)	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	208,689	(7)	*
Michael L. Smith	151,012		*
Penni F. Roll	70,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (17 persons)	1,967,141	(9)	*

*
Represents less than 1%.

(1)
Based on 426,299,165 shares of common stock outstanding as of July 27, 2017.

(2)
The shares of our common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with us.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with us.

(5)
Consists of (i) 11,000 shares of common stock owned directly; and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 28,533 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 1,082 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(7)
139,869 shares of our common stock held by Mr. Goldstein have been pledged as security in connection with margin trading accounts.

(8)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 62,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by our officers that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K. as promulgated under the Securities Act of 1933 ("Regulation S-K").

 DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. We follow ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the year ended December 31, 2016, and Note 8 to the consolidated financial statements for the three months ended March 31, 2017). ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The valuation process is conducted at the end of each fiscal quarter, and a portion of the Company's investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in the Company's portfolio at fair value.

  •
  The board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third- party valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as our shares are trading at or at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842-3170 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

 CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or our common stock and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold our preferred stock and our common stock as part of a straddle or a hedging or conversion transaction, and U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of shares of our preferred or common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to investors in our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under the Code. As a RIC, we generally will not pay corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long- term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

    •
    at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to limitations which may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income was too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short- term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre- acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2016, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $0.1 billion and other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion. These amounts are estimates and will not be finally determined until we file our 2016 income tax return in 2017.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

    Distributions on Our Preferred Stock and Common Stock

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders' holding periods for their preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholder may be required to reduce its basis on its preferred stock with respect to certain "extraordinary dividends," as provided under Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

              In general, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis for such stockholder's preferred stock or common stock.

              Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against a U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock, which may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and our non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in our common stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If investors purchase shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

    Sale or Other Disposition of Our Preferred Stock or Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder's shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              An additional 3.8% tax is imposed on the "net investment income" of certain U.S. holders who are citizens and resident aliens, and on the undistributed "net investment income" of certain estates and trusts. Among other items, "net investment income" includes generally taxable distributions or deemed distributions of stock, such as our preferred stock and our common stock, as well as taxable gain on the disposition of stock, including our preferred stock or common stock.

    Withholding and Information Reporting on Foreign Financial Accounts

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on our preferred stock and common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of our preferred stock and common stock to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. We will not pay any additional amounts in respect to any amounts withheld.

    Reportable Transactions

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

    Distributions on our Preferred Stock or Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

              If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our preferred stock or common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

              In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as "interest- related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our preferred stock and common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of our preferred stock and common stock to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect to any amounts withheld.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we make a special election to pay corporate-level tax on such built-in gains at the time of our requalification as a RIC.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our preferred stock or common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

 DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 600,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On July 27, 2017, the last reported sales price of our common stock on The NASDAQ Global Select Market was $16.43 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the entire board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of July 27, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	600,000,000	—	426,299,165

Preferred Stock

              Our charter authorizes our board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company's common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

 DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any class or series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

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  the designation and number of shares of such class or series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

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  the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such class or series;

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  any provisions relating to the redemption of the shares of such class or series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

              We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

 DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued;

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities is issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  if applicable, U.S. federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  the listing, if any, on a securities exchange; and

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  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities") may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities"

means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the accompanying prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

  •
  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

  •
  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture. "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully- registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

              DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

 DESCRIPTION OF OUR UNITS

              The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

              We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

              A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

              We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

              Pursuant to approval granted at a special meeting of stockholders held on May 22, 2017, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 22, 2018.

              In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price that closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as our investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

              Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value), (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (d) an offering of 7.5 million shares of common stock (25% of the outstanding shares) at $11.25 per share after offering expenses and commissions (a 25% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00	—	$14.21	—	$12.63	—	$11.84	—
Net Proceeds per Share to Issuer		$14.25	—	$13.50	—	$12.00	—	$11.25	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5.00%	33,000,000	10.00%	36,000,000	20.00%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000	0.00%	30,000	0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%	0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929	(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%	$427,500	(5.00)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000		$450,000		$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)		$(4,091)		$(15,000)		$(22,500)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96		$14.86		$14.50		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.50)		$(0.75)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%		(5.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e., 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact on New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63		$11.84
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00		$11.25
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000		7,500
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000		$106,875
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789		$88,816
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211		$18,059
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63		$11.84
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50		$14.25
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87		$2.41
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%		20.33%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

 REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. On January 18, 2017, we received an order from the SEC that permits us and other business development companies and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit our ability to participate in a co-investment transaction.

              The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

SBA REGULATION

              In April 2015, our wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to us. AVF LP will invest in small businesses, as such term is defined in the SBA regulations, in accordance with SBA regulations and expects that such investments will primarily be in early-stage and/or venture capital-backed companies.

              The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 million. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. AVF LP is subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBA. The SBA, as a creditor, will have a superior claim to AVF LP's assets over our stockholders in the event AVF LP is liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by AVF LP upon an event of default.

              SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million for the two most recent fiscal years and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25% of its investment capital in "smaller enterprises," as defined by the SBA. The definition of a smaller enterprise generally includes businesses that have a tangible net worth not exceeding $6 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller enterprise, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment.

              The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e., non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one company and its affiliates.

              The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

              The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

              The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

      (ii)
      we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

    (c)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the business development company does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) our investment adviser finds it necessary to vote contrary to its general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended March 31, 2017 free of charge by making a written request for proxy voting information to our Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, by calling us at (888) 818-5298 or on the SEC's website at www.sec.gov.

PRIVACY PRINCIPLES

              We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we will not receive any non-public personal information about recordholders of our common stock, although certain of our recordholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders' communications to us concerning their investment;

  •
  information about recordholders' transactions and history with us; and

  •
  other general information that we may obtain about recordholders, such as demographic and contact information such as address.

              We disclose non-public personal information about recordholders:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees for everyday business purposes;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

  •
  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When we share non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders' privacy. The Company does not permit use of recordholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

              Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder's account or comply with legal requirements.

              If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer non-public personal information of holders of our securities to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

 CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, our investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan.

              The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $0.1 million.

PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 550 South Hope Street, Suite 1500, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

              The audited financial statements of the Company included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

              The audited financial statements of Senior Secured Loan Fund LLC included as an exhibit to the registration statement of which this prospectus is a part have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included as an exhibit to the Registration Statement of which this prospectus forms a part, given on the authority of said firm as experts in auditing and accounting.

 AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2016 and 2015, including the consolidated schedule of investments as of December 31, 2016 and 2015, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities as of December 31, 2016 and 2015, by correspondence with custodians, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 22, 2017 expressed as an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $8.8 billion (171% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurement, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $8.8 billion of investments at December 31, 2016 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

/s/ KPMG LLP

Los Angeles, California
February 22, 2017

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited Ares Capital Corporation's (the Company) internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Ares Capital Corporation's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Ares Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Ares Capital Corporation (and subsidiaries) as of December 31, 2016 and 2015, including the consolidated schedule of investments as of December 31, 2016 and 2015, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2016, and our report dated February 22, 2017 expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP

Los Angeles, California
February 22, 2017

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in millions, except per share data)

	As of December 31,
	2016	2015
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$5,940	$6,482
Non-controlled affiliate company investments	185	195
Controlled affiliate company investments	2,695	2,379

Total investments at fair value (amortized cost of $9,034 and $9,148, respectively)	8,820	9,056
Cash and cash equivalents	223	257
Interest receivable	112	138
Receivable for open trades	29	—
Other assets	61	56

Total assets	$9,245	$9,507

LIABILITIES
Debt	$3,874	$4,114
Base management fees payable	34	34
Income based fees payable	32	31
Capital gains incentive fees payable	38	42
Accounts payable and other liabilities	58	61
Interest and facility fees payable	44	51
Payable for open trades	—	1

Total liabilities	4,080	4,334
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500 common shares authorized; 314 and 314 common shares issued and outstanding, respectively	—	—
Capital in excess of par value	5,292	5,318
Accumulated undistributed (overdistributed) net investment income	37	(1)
Accumulated net realized gains (losses) on investments, foreign currency transactions, extinguishment of debt and other assets	57	(53)
Net unrealized losses on investments, foreign currency and other transactions	(221)	(91)

Total stockholders' equity	5,165	5,173

Total liabilities and stockholders' equity	$9,245	$9,507

NET ASSETS PER SHARE	$16.45	$16.46

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share data)

	For the Years Ended December 31,
	2016	2015	2014
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$549	$508	$439
Capital structuring service fees	90	70	72
Dividend income	35	19	28
Other income	14	13	17

Total investment income from non-controlled/non-affiliate company investments	688	610	556
From non-controlled affiliate company investments:
Interest income from investments	16	14	12
Capital structuring service fees	1	3	2
Dividend income	—	4	6
Other income	—	—	1

Total investment income from non-controlled affiliate company investments	17	21	21
From controlled affiliate company investments:
Interest income from investments	241	295	290
Capital structuring service fees	8	22	39
Dividend income	40	51	51
Management and other fees	16	24	25
Other income	2	2	7

Total investment income from controlled affiliate company investments	307	394	412

Total investment income	1,012	1,025	989

EXPENSES:
Interest and credit facility fees	186	227	216
Base management fees	137	134	128
Income based fees	123	121	118
Capital gain incentive fees	(5)	(27)	30
Administrative fees	14	14	14
Professional fees and other costs related to the American Capital Acquisition	15	—	—
Other general and administrative	27	30	27

Total expenses	497	499	533

NET INVESTMENT INCOME BEFORE INCOME TAXES	515	526	456
Income tax expense, including excise tax	21	18	18

NET INVESTMENT INCOME	494	508	438
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	66	95	59
Non-controlled affiliate company investments	14	26	77
Controlled affiliate company investments	30	—	(44)
Foreign currency transactions	—	6	2

Net realized gains	110	127	94
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(179)	(149)	(30)
Non-controlled affiliate company investments	14	(8)	18
Controlled affiliate company investments	40	(91)	69
Foreign currency and other transactions	(5)	2	2

Net unrealized gains (losses)	(130)	(246)	59

Net realized and unrealized gains (losses) on investments, foreign currency and other transactions	(20)	(119)	153
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	—	(10)	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$474	$379	$591

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$1.51	$1.20	$1.94

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	314	314	305

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016
(dollar amounts in millions)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	$—	$0.1

Imperial Capital Private Opportunities, LP(10)(25)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4.0	16.8	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.1	(2)

Partnership Capital Growth Investors III, L.P.(10)(25)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.7	3.2	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(25)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	7.5	12.5	(2)

PCG-Ares Sidecar Investment, L.P.(10)(25)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	3.4	4.2	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(25)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.7	1.5

Senior Direct Lending Program, LLC(8)(10)(27)	Co-investment vehicle	Subordinated certificates ($269.8 par due 12/2036)(21)	9.00% (Libor + 8.00%/Q)(21)	7/27/2016	269.8	269.8
		Member interest (87.50% interest)		7/27/2016	—	—

					269.8	269.8

Senior Secured Loan Fund LLC(8)(11)(26)	Co-investment vehicle	Subordinated certificates ($2,004.0 par due 12/2024)(20)	9.00% (Libor + 8.00%/M)(20)	10/30/2009	1,938.4	1,914.2
		Member interest (87.50% interest)		10/30/2009	—	—

					1,938.4	1,914.2

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.2	(2)

					2,227.8	2,223.6		43.05%

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18.8 par due 1/2022)	9.06% (Libor + 8.06%/Q)	1/5/2016	18.8	17.8	(3)(19)
		First lien senior secured loan ($5.0 par due 1/2022)	9.06% (Libor + 8.06%/Q)	1/5/2016	5.0	4.8	(4)(19)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	0.8	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	0.8	(2)

					27.8	24.2

ADCS Billings Intermediate Holdings, LLC(24)	Dermatology practice	First lien senior secured revolving loan ($1.6 par due 5/2022)	8.50% (Base Rate + 4.75%/Q)	5/18/2016	1.6	1.6	(2)(19)(23)

ADG, LLC and RC IV GEDC Investor LLC(24)	Dental services provider	First lien senior secured revolving loan ($2.0 par due 9/2022)	5.75% (Libor + 4.75%/Q)	9/28/2016	2.0	2.0	(2)(19)
		Second lien senior secured loan ($87.5 par due 3/2024)	10.00% (Libor + 9.00%/Q)	9/28/2016	87.5	87.5	(2)(19)
		Membership units (3,000,000 units)		9/28/2016	3.0	3.0	(2)

					92.5	92.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3.1	2.2
		Common stock (3 shares)		12/13/2013	—	—

					3.1	2.2

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9.0 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8.8	9.0	(2)(19)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($8.8 par due 6/2018)	11.50% (Libor + 10.50%/M)	9/5/2014	8.6	8.8	(2)(19)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	0.6	(2)

					8.6	9.4

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(24)	Correctional facility healthcare operator	First lien senior secured revolving loan ($3.8 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	3.8	3.2	(2)(19)(23)
		First lien senior secured revolving loan ($1.6 par due 7/2019)	6.75% (Base Rate + 3.00%/Q)	7/23/2014	1.6	1.4	(2)(19)(23)
		First lien senior secured loan ($6.6 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6.6	5.6	(2)(19)
		Second lien senior secured loan ($135.0 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	134.0	101.3	(2)(19)
		Class A units (601,937 units)		8/19/2010	—	0.1	(2)

					146.0	111.6

Correctional Medical Group Companies, Inc.	Correctional facility healthcare operator	First lien senior secured loan ($3.1 par due 9/2021)	9.38% (Libor + 8.38%/Q)	9/29/2015	3.1	3.0	(2)(19)
		First lien senior secured loan ($48.8 par due 9/2021)	9.38% (Libor + 8.38%/Q)	9/29/2015	48.8	47.8	(3)(19)

					51.9	50.8

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(24)	Dental services provider	Class A preferred units (1,000,000 units)		12/21/2016	1.0	1.0	(2)

DCA Investment Holding, LLC(24)	Multi-branded dental practice management	First lien senior secured revolving loan ($2.1 par due 7/2021)	8.00% (Base Rate + 4.25%/Q)	7/2/2015	2.1	2.0	(2)(19)(23)
		First lien senior secured loan ($18.9 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18.8	18.5	(4)(19)

					20.9	20.5

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($9.7 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	9.5	9.7	(2)(19)
		Warrant to purchase up to 909,092 units of Series C preferred stock (expires 3/2024)		3/21/2014	—	0.1	(2)

					9.5	9.8

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Second lien senior secured loan ($47.5 par due 8/2023)	9.75% (Libor + 8.75%/Q)	8/18/2016	46.8	47.5	(2)(19)
		Class A common stock (1,788 shares)		3/11/2014	1.8	1.8	(2)
		Class B common stock (980 shares)		3/11/2014	—	5.5	(2)

					48.6	54.8

Greenphire, Inc. and RMCF III CIV XXIX, L.P(24)	Software provider for clinical trial management	First lien senior secured loan ($1.5 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	1.5	1.5	(2)(19)
		First lien senior secured loan ($3.6 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	3.6	3.6	(2)(19)
		Limited partnership interest (99.90% interest)		12/19/2014	1.0	1.2	(2)

					6.1	6.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hygiena Borrower LLC(24)	Adenosine triphosphate testing technology provider	Second lien senior secured loan ($10.0 par due 8/2023)	10.00% (Libor + 9.00%/Q)	8/26/2016	10.0	10.0	(2)(19)

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common stock (13,252 shares)		9/27/2010	—	0.7	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112.0 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112.0	108.6	(2)(19)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1.3	1.2	(2)

MW Dental Holding Corp.(24)	Dental services provider	First lien senior secured revolving loan ($1.5 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	1.5	1.5	(2)(19)
		First lien senior secured loan ($44.9 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	44.9	44.9	(2)(19)
		First lien senior secured loan ($47.3 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	47.3	47.3	(3)(19)
		First lien senior secured loan ($19.5 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	19.5	19.5	(4)(19)

					113.2	113.2

My Health Direct, Inc.(24)	Healthcare scheduling exchange software solution provider	First lien senior secured revolving loan ($0.5 par due 9/2017)	8.75% (Base Rate + 5.00%/M)	9/18/2014	0.5	0.5	(2)(19)
		First lien senior secured loan ($1.3 par due 1/2018)	10.75%	9/18/2014	1.3	1.3	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

					1.8	1.8

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80.0 par due 7/2020)	10.75% (Libor + 9.50%/Q)	8/6/2013	79.1	80.0	(2)(19)

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	11.00% (Libor + 10.00%/Q)	4/19/2016	72.8	72.8	(2)(19)
		Class A units (25,277 units)		4/19/2016	2.5	2.4	(2)

					75.3	75.2

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2.3 par due 8/2016)		11/12/2015	2.1	0.4	(2)(18)
		First lien senior secured loan ($10.9 par due 8/2016)		4/25/2014	9.7	2.0	(2)(18)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		3/15/16	—	—	(2)

					11.8	2.4

NSM Sub Holdings Corp.(24)	Provider of customized mobility, rehab and adaptive seating systems	First lien senior secured revolving loan ($0.6 par due 10/2022)	6.00% (Libor + 5.00%/Q)	10/3/2016	0.6	0.6	(2)(19)
		First lien senior secured revolving loan ($0.3 par due 10/2022)	7.75% (Base Rate + 4.00%/Q)	10/3/2016	0.3	0.3	(2)(19)

					0.9	0.9

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	10.75% (Libor + 9.75%/Q)	4/20/2016	9.6	10.0	(2)(19)

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(24)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($5.9 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	5.9	5.9	(4)(19)
		Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.7	(2)

					6.9	6.6

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	9.50% (Libor + 8.50%/Q)	9/2/2015	76.1	78.0	(2)(19)

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9.0 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8.7	9.0	(2)(19)
		First lien senior secured loan ($2.0 par due 6/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	2.0	2.0	(2)(19)
		First lien senior secured loan ($3.0 par due 6/2021)	9.00% (Libor + 8.00%/M)	9/15/2015	3.0	3.0	(2)(19)
		Warrant to purchase up to 28,428 shares of Series C preferred stock (expires 9/2025)		9/15/2015	0.2	0.3	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock (expires 12/2023)		12/26/2013	—	0.3	(2)

					13.9	14.6

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46.6	45.8	(2)(19)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54.0 par due 7/2022)	10.50% (Libor + 9.50%/Q)	1/29/2016	54.0	54.0	(2)(19)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($7.8 par due 6/2022)	10.00% (Libor + 9.00%/Q)	6/15/2015	7.8	7.8	(2)(19)
		Second lien senior secured loan ($27.5 par due 6/2022)	10.00% (Libor + 9.00%/Q)	6/15/2015	27.5	27.5	(2)(19)

					35.3	35.3

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23.5 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23.5	23.5	(2)(19)
		Second lien senior secured loan ($50.0 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50.0	50.0	(2)(19)

					73.5	73.5

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(24)	Operator of urgent care clinics	First lien senior secured loan ($13.9 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	13.9	12.6	(2)(19)
		First lien senior secured loan ($54.2 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	54.2	49.3	(2)(19)
		Preferred units (7,696,613 units)		6/11/2015	7.7	9.4
		Series A common units (2,000,000 units)		6/11/2015	2.0	0.1
		Series C common units (1,026,866 units)		6/11/2015	—	—

					77.8	71.4

Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Preferred shares (40,662 shares)		12/21/2015	0.4	0.4	(9)

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($31.4 par due 7/2019)	10.25% (Libor + 9.25%/Q)	10/18/2016	31.4	31.4	(2)(19)
		Second lien senior secured loan ($55.0 par due 7/2019)	10.25% (Libor + 9.25%/Q)	5/30/2014	55.0	55.0	(2)(19)

					86.4	86.4

					1,312.3	1,263.7		24.47%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Business Services
Accruent, LLC and Athena Parent, Inc.(24)	Real estate and facilities management software provider	First lien senior secured revolving loan ($0.3 par due 5/2022)	8.00% (Base Rate + 4.25%/Q)	5/16/2016	0.3	0.3	(2)(19)
		Second lien senior secured loan ($10.5 par due 11/2022)	12.50% (Base Rate + 8.75%/Q)	9/19/2016	10.5	10.5	(2)(19)
		Second lien senior secured loan ($42.5 par due 11/2022)	10.75% (Libor + 9.75%/Q)	9/19/2016	42.5	42.5	(2)(19)
		Series A preferred stock (778 shares)		9/19/2016	0.8	0.8	(2)
		Common stock (3,000 shares)		5/16/2016	3.0	3.1	(2)

					57.1	57.2

Acrisure, LLC, Acrisure Investors FO, LLC and Acrisure Investors SO, LLC(24)	Retail insurance advisor and brokerage	Second lien senior secured loan ($88.6 par due 11/2024)	10.25% (Libor + 9.25%/Q)	11/22/2016	88.6	88.6	(2)(19)
		Membership interests (8,502,697 units)		11/18/2016	8.5	8.5	(2)
		Membership interests (2,125,674 units)		11/18/2016	2.1	2.1	(2)

					99.2	99.2

Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($4.7 par due 11/2018)		5/11/2015	4.5	—	(2)(18)
		First lien senior secured loan ($3.1 par due 2/2019)		5/11/2015	3.0	—	(2)(18)
		Warrant to purchase up to 184,003 units of Series Three participating convertible preferred shares (expires 8/2026)		5/11/2015	—	—	(2)

					7.5	—

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Second lien senior secured loan ($2.1 par due 5/2018)	10.50% (Libor + 9.50%/M)	7/23/2014	2.1	2.1	(2)(19)
		Second lien senior secured loan ($1.2 par due 8/2018)	10.50% (Libor + 9.50%/M)	7/23/2014	1.2	1.2	(2)(19)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

					3.3	3.3

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2.5	5.9	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10.0 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10.0	10.0	(2)(19)
		Second lien senior secured loan ($11.5 par due 8/2020)	9.44% (Libor + 8.25%/Q)	9/28/2012	11.5	11.5	(2)(19)
		Second lien senior secured loan ($26.5 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26.5	26.5	(2)(19)
		Senior subordinated loan ($23.3 par due 8/2021)	14.00% PIK	8/8/2014	23.3	23.3	(2)

					71.3	71.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.3	2.0	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.4	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.1	2.7

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.9 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	1.9	1.7	(2)(19)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.9	1.7

DTI Holdco, Inc. and OPE DTI Holdings, Inc.(24)	Provider of legal process outsourcing and managed services	First lien senior secured loan ($4.2 par due 9/2023)	6.25% (Libor + 5.25%/Q)	9/23/2016	4.1	4.1	(2)(19)
		Class A common stock (7,500 shares)		8/19/2014	7.5	3.8	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	3.8	(2)

					11.6	11.7

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(24)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2.0 par due 11/2017)	8.00% (Base Rate + 4.25%/M)	11/3/2014	2.0	2.0	(2)(19)
		First lien senior secured loan ($3.0 par due 12/2019)	9.75% (Libor + 8.75%/M)	12/3/2015	3.0	3.0	(2)(19)
		First lien senior secured loan ($3.2 par due 5/2019)	9.75% (Libor + 8.75%/M)	11/3/2014	3.2	3.2	(2)(19)
		Warrant to purchase up to 1,481 shares of Series A preferred stock (expires 12/2025)		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock (expires 11/2024)		11/3/2014	0.1	0.1	(2)

					8.3	8.3

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20.0 par due 3/2019)	9.74% (Libor + 8.50%/M)	2/19/2015	19.8	20.2	(2)(17)(19)
		Warrant to purchase up to 385,616 shares of Series D preferred stock (expires 2/2022)		2/19/2015	—	—	(2)

					19.8	20.2

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2.3 par due 7/2019)	9.85% (Libor + 8.85%/M)	6/16/2015	2.1	2.3	(19)
		Second lien senior secured loan ($21.1 par due 7/2019)	9.85% (Libor + 8.85%/M)	6/16/2015	20.9	21.1	(5)(19)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock (expires 6/2022)		6/16/2015	0.3	0.3	(2)

					23.3	23.7

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(24)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($46.9 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	46.9	46.9	(3)(19)
		First lien senior secured loan ($14.8 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14.8	14.8	(4)(19)
		Preferred stock (1,485 shares)		8/4/2015	1.5	2.7	(2)
		Common stock (647,542 shares)		8/4/2015	—	0.1	(2)

					63.2	64.5

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/24/2013	0.2	0.1	(2)

Itel Laboratories, Inc.(24)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1.0	1.3	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2.2	2.8
		Common stock (16,251 shares)		12/13/2013	2.2	2.8

					4.4	5.6

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock (expires 10/2019)		12/13/2013	—	1.5

Ministry Brands, LLC and MB Parent HoldCo, L.P.(24)	Software and payment services provider to faith-based institutions	First lien senior secured revolving loan ($3.8 par due 12/2022)	6.00% (Libor + 5.00%/Q)	12/2/2016	3.8	3.8	(2)(19)
		First lien senior secured loan ($7.6 par due 12/2022)	6.00% (Libor + 5.00%/Q)	12/2/2016	7.5	7.6	(2)(19)
		Second lien senior secured loan ($90.0 par due 6/2023)	10.25% (Libor + 9.25%/Q)	12/2/2016	89.2	90.0	(2)(19)
		Class A units (500,000 units)		12/2/2016	5.0	5.0	(2)

					105.5	106.4

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($0.5 par due 7/2012)		4/1/2010	0.2	0.2	(2)(18)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					0.2	0.2

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24.1	22.4	(2)(19)

PayNearMe, Inc.	Electronic cash payment system provider	First lien senior secured loan ($10.0 par due 9/2019)	9.50% (Libor + 8.50%/M)	3/11/2016	9.6	10.0	(5)(19)
		Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(5)

					9.8	10.0

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pegasus Intermediate Holdings, LLC(24)	Plant maintenance and scheduling process software provider	First lien senior secured loan ($1.3 par due 11/2022)	7.25% (Libor + 6.25%/Q)	11/7/2016	1.3	1.3	(2)(19)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

Planview, Inc.	Provider of project and portfolio management software	Second lien senior secured loan ($30.0 par due 8/2022)	10.50% (Libor + 9.50%/Q)	8/9/2016	30.0	30.5	(2)(19)

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	First lien senior secured loan ($5.3 par due 1/2018)		6/25/2015	4.7	2.6	(5)(18)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(5)

					4.8	2.6

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30.0 par due 2/2023)	10.00% (Libor + 9.00%/Q)	2/23/2015	29.8	30.0	(2)(19)
		Second lien senior secured loan ($50.0 par due 2/2023)	10.00% (Libor + 9.00%/Q)	2/23/2015	49.6	50.0	(3)(19)
		Class A common stock (1,980 shares)		2/23/2015	2.0	—	(2)
		Class B common stock (989,011 shares)		2/23/2015	—	3.8	(2)

					81.4	83.8

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1.0	1.5	(2)

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	First lien senior secured loan ($50.4 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	49.7	50.4	(2)(19)
		First lien senior secured loan ($59.9 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	59.0	59.9	(3)(19)
		First lien senior secured loan ($20.0 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	19.7	20.0	(4)(19)
		Class A common shares (7,445 shares)		8/22/2016	7.4	0.1	(2)
		Class B common shares (1,841,609 shares)		8/22/2016	0.1	8.3	(2)

					135.9	138.7

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.3	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 shares)		9/9/2014	—	—	(2)

Shift PPC LLC	Digital solutions provider	First lien senior secured loan ($12.5 par due 12/2021)	7.00% (Libor + 6.00%/Q)	12/22/2016	12.5	12.5	(2)(19)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7.5 par due 6/2020)	8.65% (Libor + 7.65%/M)	9/9/2015	7.4	7.5	(5)(17)(19)
		Warrant to purchase up to 169,045 shares of Series C preferred stock (expires 9/2022)		9/9/2015	0.1	0.1	(5)

					7.5	7.6

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6.0 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5.9	6.0	(5)(19)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	0.1	0.1	(5)

					6.0	6.1

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($10.2 par due 3/2017)		3/5/2013	—	0.4	(2)(18)
		Class A units (14,293,110 units)		6/26/2008	12.8	—	(2)

					12.8	0.4

TraceLink, Inc.	Supply chain management software provider for the pharmaceutical industry	Warrant to purchase up to 283,353 shares of Series A-2 preferred stock (expires 1/2025)		1/2/2015	0.1	2.5	(2)

UL Holding Co., LLC(7)	Manufacturer and distributor of re-refined oil products	Senior subordinated loan ($5.8 par due 5/2020)	10.00% PIK	4/30/2012	1.4	5.4	(2)
		Senior subordinated loan ($0.3 par due 5/2020)		4/30/2012	0.1	0.3	(2)
		Senior subordinated loan ($23.9 par due 5/2020)	10.00% PIK	4/30/2012	5.9	22.4	(2)
		Senior subordinated loan ($2.0 par due 5/2020)		4/30/2012	0.5	1.9	(2)
		Senior subordinated loan ($2.8 par due 5/2020)	10.00% PIK	4/30/2012	0.7	2.6	(2)
		Senior subordinated loan ($0.2 par due 5/2020)		4/30/2012	0.1	0.2	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					16.2	32.8

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	2.8

WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—

Zywave, Inc.(24)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	Second lien senior secured loan ($27.0 par due 11/2023)	10.00% (Libor + 9.00%/Q)	11/17/2016	27.0	27.0	(2)(19)

					862.5	867.7		16.80%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($67.0 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	66.7	67.0	(2)(19)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13.6 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13.6	13.6	(2)(13)(19)
		First lien senior secured loan ($0.7 par due 12/2017)	8.00% (Base Rate + 4.25%/Q)	12/10/2010	0.7	0.7	(2)(13)(19)
		Second lien senior secured loan ($21.9 par due 6/2018)	15.89% (Libor + 15.00%/Q)	12/10/2010	21.9	21.9	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9.4	11.9	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20.2	28.5	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65.8	76.6

Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(8)(24)	Endurance sports media and event operator	First lien senior secured revolving loan ($0.9 par due 11/2018)	5.00% (Libor + 3.75%/Q)	9/29/2016	0.9	0.9	(2)(19)
		First lien senior secured revolving loan ($4.7 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	4.5	4.5	(2)(19)
		First lien senior secured loan ($39.6 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	38.0	38.6	(2)(19)
		Preferred shares (18,875 shares)		3/25/2016	16.0	—	(2)
		Membership units (2,522,512 units)		11/30/2012	2.5	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					61.9	44.0

Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(7)(24)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan	—	3/13/2014	—	—	(22)
		First lien senior secured loan ($5.8 par due 12/2021)	7.25% (Libor + 6.25%/Q)	3/13/2014	5.8	5.8	(2)(19)

		First lien senior secured loan ($5.2 par due 12/2021)	7.25% (Libor + 6.25%/Q)	3/13/2014	5.2	5.2	(3)(19)
		Class A preferred units (2,475,000 units)		3/13/2014	2.5	3.0	(2)
		Class B common units (275,000 units)		3/13/2014	0.3	0.3	(2)

					13.8	14.3

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31.5 par due 2/2020)	11.00%	6/12/2015	31.5	31.5	(2)
		Senior subordinated loan ($52.7 par due 2/2020)	11.00%	8/15/2014	52.7	52.7	(2)
		Common stock (32,843 shares)		8/15/2014	3.4	5.0	(2)

					87.6	89.2

Massage Envy, LLC and ME Equity LLC(24)	Franchisor in the massage industry	First lien senior secured revolving loan ($3.5 par due 9/2020)	7.75% (Libor + 6.75%/Q)	9/27/2012	3.5	3.5	(2)(19)
		First lien senior secured loan ($38.9 par due 9/2020)	7.75% (Libor + 6.75%/Q)	9/27/2012	38.9	38.9	(3)(19)
		First lien senior secured loan ($18.9 par due 9/2020)	7.75% (Libor + 6.75%/Q)	9/27/2012	18.9	18.9	(4)(19)
		Common stock (3,000,000 shares)		9/27/2012	3.0	3.3	(2)

					64.3	64.6

McKenzie Sports Products, LLC(24)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($5.5 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	5.5	5.4	(3)(14)(19)
		First lien senior secured loan ($84.5 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	84.5	82.8	(3)(14)(19)

					90.0	88.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($0.9 par due 9/2017)	10.00%	6/4/2014	0.9	0.9	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	—	—	(2)

					0.9	0.9

Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25.0 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24.6	24.5	(2)(19)

SocialFlow, Inc.	Social media optimization platform provider	First lien senior secured loan ($4.0 par due 8/2019)	9.50% (Libor + 8.50%/M)	1/29/2016	3.9	4.0	(5)(19)
		Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/29/2016	—	—	(5)

					3.9	4.0

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140.0 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140.0	138.6	(2)(19)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($31.6 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	31.6	31.6	(2)(19)
		Second lien senior secured loan ($94.1 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	93.8	94.1	(2)(19)

					125.4	125.7

U.S. Security Associates Holdings, Inc	Security guard service provider	Second lien senior secured loan ($25.0 par due 7/2018)	11.00%	11/24/2015	25.0	25.0	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3.7	3.7	(2)(19)
		Second lien senior secured loan ($21.3 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20.9	21.1	(2)(19)

					24.6	24.8

					794.5	787.4		15.25%

Consumer Products
Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($50.0 par due 3/2024)	10.00% (Libor + 9.00%/Q)	9/6/2016	49.9	50.0	(2)(19)

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4.4 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4.4	4.3	(3)(19)
		First lien senior secured loan ($5.2 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	5.2	5.1	(3)(19)
		First lien senior secured loan ($9.5 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9.5	9.0	(3)(16)(19)
		First lien senior secured loan ($50.1 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50.1	47.6	(3)(16)(19)
		Common units (300 units)		4/24/2014	3.7	2.4	(2)

					72.9	68.4

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80.0 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	79.2	60.8	(2)(19)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	2.0	2.0	(2)(19)
		Second lien senior secured loan ($54.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	53.8	54.0	(3)(19)
		Second lien senior secured loan ($10.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	10.0	10.0	(4)(19)
		Common stock (30,000 shares)		12/23/2014	3.0	5.2	(2)

					68.8	71.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97.8	99.0	(2)(19)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	11.76% (Libor + 10.50%/Q)	4/22/2015	89.4	87.6	(2)(19)
		Class A preferred units (50,000 units)		3/14/2014	5.0	3.8	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	3.8	(2)

					99.4	95.2

The Step2 Company, LLC(8)	Toy manufacturer	Common units (1,116,879 units)		4/1/2011	—	6.2
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	6.2

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($25.0 par due 12/2022)	9.75% (Libor + 8.75%/Q)	10/28/2016	25.0	25.0	(2)(19)
		Second lien senior secured loan ($1.6 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	1.6	1.6	(2)(19)
		Second lien senior secured loan ($54.0 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	53.6	54.0	(3)(19)
		Second lien senior secured loan ($91.7 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	91.0	91.7	(2)(19)
		Common stock (3,353,370 shares)		12/11/2014	3.4	3.7	(2)
		Common stock (3,353,371 shares)		12/11/2014	4.1	4.6	(2)

					178.7	180.6

Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock (expires 6/2021)		7/27/2011	—	0.8	(2)
		Warrant to purchase up to 941 shares of preferred stock (expires 6/2021)		7/27/2011	—	1.5	(2)

					—	2.3

					646.7	633.7		12.27%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.9 par due 8/2017)	14.50% (Libor + 11.50% Cash, 2.00% PIK/M)	12/16/2013	3.8	3.9	(2)(17)(19)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	0.1	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	0.1	(2)

					4.1	4.1

CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan ($32.6 par due 3/2017)	11.00% PIK	3/11/2016	32.6	32.6	(2)

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44.5 par due 12/2020)	10.00%	8/8/2014	44.5	43.3	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	0.2	(2)

					44.5	43.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25.0 par due 12/2021)	9.75%	12/24/2014	25.0	25.0	(2)
		Non-controlling units (10.0 units)		12/24/2014	1.6	1.8	(2)

					26.6	26.8

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25.0 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24.8	24.6	(2)(19)
		Senior subordinated loan ($19.5 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	19.5	19.2	(2)
		Senior subordinated loan ($91.2 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	91.2	89.8	(2)

					135.5	133.6

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($8.8 par due 10/2018)		3/31/2015	8.5	6.2	(2)(17)(18)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(9)

					8.5	6.2

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10.0 par due 2/2020)		2/20/2014	8.8	—	(2)(18)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($34.7 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34.5	34.7	(2)(19)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($34.3 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34.0	34.1	(2)(19)

Noonan Acquisition Company, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($50.9 par due 10/2017)	10.25%	7/22/2016	50.9	50.9	(2)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($52.2 par due 1/2017)	13.00% PIK	10/27/2015	52.2	52.2	(2)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19.8 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19.7	18.0	(2)(19)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.6 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23.6	21.4	(2)(19)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.7	26.1	(2)

Riverview Power LLC	Natural gas and oil fired power generation facilities operator	First lien senior secured loan ($8.6 par due 12/2021)	7.25% (Base Rate + 3.50%/Q)	12/29/2016	8.6	8.6	(2)(19)
		First lien senior secured loan ($73.6 par due 12/2022)	11.00% (Base Rate + 7.25%/Q)	12/29/2016	73.6	73.6	(2)(19)

					82.2	82.2

					579.4	566.4		10.97%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(8)	Restaurant owner and operator	First lien senior secured loan ($3.1 par due 12/2018)	15.00% (Libor + 14.00%/Q)	12/22/2016	3.1	3.1	(2)(19)
		First lien senior secured loan ($29.6 par due 12/2018)		11/27/2006	28.9	20.4	(2)(18)
		First lien senior secured loan ($11.3 par due 12/2018)		11/27/2006	11.0	7.8	(3)(18)
		Promissory note ($25.5 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 23,750 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					56.8	31.3

Benihana, Inc.(24)	Restaurant owner and operator	First lien senior secured revolving loan ($0.8 par due 7/2018)	8.25% (Libor + 7.00%/Q)	8/21/2012	0.8	0.8	(2)(19)(23)
		First lien senior secured revolving loan ($0.7 par due 7/2018)	9.50% (Base Rate + 5.75%/Q)	8/21/2012	0.7	0.7	(2)(19)(23)
		First lien senior secured loan ($4.8 par due 1/2019)	8.25% (Libor + 7.00%/Q)	8/21/2012	4.8	4.6	(4)(19)
		First lien senior secured loan ($0.3 par due 1/2019)	8.25% (Libor + 7.00%/Q)	12/28/2016	0.3	0.3	(2)(19)

					6.6	6.4

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($4.8 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	4.7	4.8	(2)(19)
		Warrant to purchase up to 143,079 shares of Series A preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					4.7	4.8

Garden Fresh Restaurant Corp.(24)	Restaurant owner and operator	First lien senior secured revolving loan	—	10/3/2013	—	—	(22)
		First lien senior secured loan ($40.1 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40.1	38.1	(2)(19)
		First lien senior secured loan ($1.5 par due 10/2017)	15.50% PIK	11/14/2016	1.5	1.5	(2)

					41.6	39.6

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($60.8 par due 12/2019)	10.47% (Libor + 9.47%/Q)	12/18/2014	60.8	60.8	(3)(19)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31.6	31.6	(2)(19)
		Preferred units (3,000,000 units)		10/20/2015	3.0	3.1	(2)

					34.6	34.7

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)		4/1/2010	1.2	0.5	(2)(18)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(18)
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					1.2	0.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(24)	Airport restaurant operator	First lien senior secured loan ($97.8 par due 8/2021)	9.50% (Libor + 8.50%/Q)	8/26/2016	97.8	97.8	(3)(19)
		Senior subordinated loan ($21.2 par due 2/2022)	17.50% PIK	8/26/2016	21.1	21.2	(2)
		Class A preferred units (3,000,000 units)		8/26/2016	30.0	30.9	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	11.0	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	0.1	24.2	(2)
		Warrant to purchase 0.60% of the common units deemed outstanding (expires 12/2018)		8/26/2016	—	—	(2)

					152.0	185.1

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($34.5 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	34.4	33.8	(3)(19)

Restaurant Technologies, Inc.(24)	Provider of bulk cooking oil management services to the restaurant and fast food service industries	First lien senior secured revolving loan ($0.3 par due 11/2021)	7.50% (Base Rate + 3.75%/Q)	11/23/2016	0.3	0.3	(2)(19)(23)

					393.0	397.3		7.69%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	—	0.4

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3.0	1.7

Ciena Capital LLC(8)(24)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14.0 par due 12/2017)	6.00%	11/29/2010	14.0	14.0	(2)
		Equity interests		11/29/2010	35.0	17.7	(2)

					49.0	31.7

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	11.00% (Libor + 9.75%/Q)	5/10/2012	28.0	28.0	(2)(19)

Imperial Capital Group LLC	Investment services	Class A common units (32,369 units)		5/10/2007	7.9	12.2	(2)
		2006 Class B common units (10,605 units)		5/10/2007	—	—	(2)
		2007 Class B common units (1,323 units)		5/10/2007	—	—	(2)

					7.9	12.2

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	171.0	229.2

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured loan ($32.1 par due 6/2017)	10.47% (Libor + 10%/Q)	6/24/2014	32.1	32.1	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)	Asset based lender	Senior subordinated loan ($30.0 par due 6/2021)	10.50%	6/25/2015	30.0	30.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	3.3

					33.3	33.3

The Gordian Group, Inc.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

					324.3	368.6		7.14%

Manufacturing
Component Hardware Group, Inc.(24)	Commercial equipment	First lien senior secured revolving loan ($1.9 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	1.9	1.9	(2)(19)
		First lien senior secured loan ($8.0 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8.0	8.0	(4)(19)

					9.9	9.9

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Harvey Tool Company, LLC and Harvey Tool Holding, LLC(24)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan	—	8/13/2015	—	—	(22)
		Senior subordinated loan ($28.1 par due 9/2020)	10.00% Cash, 1.00% PIK	8/13/2015	28.1	28.1	(2)
		Class A membership units (750 units)		3/28/2014	0.9	1.7	(2)

					29.0	29.8

Ioxus, Inc	Energy storage devices	First lien senior secured loan ($0.7 par due 8/2017)	12.00% PIK	8/24/2016	0.7	0.6	(2)
		First lien senior secured loan ($10.2 par due 6/2019)	5.00% Cash, 7.00% PIK	4/29/2014	10.0	9.7	(2)
		First lien senior secured loan ($0.4 par due 6/2019)		4/29/2014	0.4	0.4	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock (expires 8/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 3,038,730 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)

					11.1	10.7

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($27.1 par due 12/2020)	9.67% (Libor + 8.67%/Q)	12/4/2015	27.1	27.1	(2)(19)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($99.9 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	99.9	99.9	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	73.5	73.5

					173.4	173.4

Niagara Fiber Intermediate Corp.(24)	Insoluble fiber filler products	First lien senior secured revolving loan ($1.9 par due 5/2018)		5/8/2014	1.8	1.4	(2)(18)
		First lien senior secured loan ($1.4 par due 5/2018)		5/8/2014	1.3	1.0	(2)(18)
		First lien senior secured loan ($13.6 par due 5/2018)		5/8/2014	12.9	10.0	(2)(18)

					16.0	12.4

Nordco Inc.	Railroad maintenance-of-way machinery	First lien senior secured revolving loan	—	8/26/2015	—	—	(22)

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40.0 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	40.0	38.0	(2)(19)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1.5	1.5	(2)

TPTM Merger Corp.(24)	Time temperature indicator products	First lien senior secured revolving loan ($1.3 par due 9/2018)	7.50% (Libor + 6.50%/Q)	9/12/2013	1.3	1.3	(2)(19)
		First lien senior secured loan ($17.0 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	17.0	17.0	(3)(19)
		First lien senior secured loan ($10.0 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	10.0	10.0	(4)(19)

					28.3	28.3

					337.3	331.1		6.41%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($11.8 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	11.7	11.8	(2)(19)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	0.8	(2)

ICSH, Inc.(24)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan ($1.0 par due 12/2018)	6.75% (Libor + 5.75%/Q)	8/30/2011	1.0	1.0	(2)(19)(23)
		Second lien senior secured loan ($66.0 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66.0	66.0	(2)(19)

					67.0	67.0

LBP Intermediate Holdings LLC(24)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(22)
		First lien senior secured loan ($12.7 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	12.6	12.7	(3)(19)

					12.6	12.7

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78.5 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	78.5	78.5	(2)(19)
		Second lien senior secured loan ($54.0 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	54.0	54.0	(3)(19)
		Second lien senior secured loan ($10.0 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	10.0	10.0	(4)(19)
		Common stock (50,000 shares)		12/14/2012	4.0	8.1	(2)

					146.5	150.6

					238.3	242.9		4.70%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(24)	Harvester and processor of seafood	First lien senior secured loan ($6.9 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	6.9	6.9	(2)(19)
		First lien senior secured loan ($0.1 par due 8/2021)	7.75% (Base Rate + 4.00%/Q)	8/19/2015	0.1	0.1	(2)(19)
		Second lien senior secured loan ($55.0 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55.0	55.0	(2)(19)
		Class A units (77,922 units)		8/19/2015	0.1	0.1	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	7.8	(2)

					69.5	69.9

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($21.6 par due 12/2021)	10.05% (Libor + 9.05%/Q)	8/22/2016	21.6	21.6	(3)(19)
		First lien senior secured loan ($54.8 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	54.4	54.8	(3)(19)

					76.0	76.4

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2.9	1.4	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)

					3.0	1.4

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	6.2	(2)

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28.5 par due 2/2022)	10.75% (Libor + 9.75%/Q)	8/21/2015	28.5	28.5	(2)(19)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
RF HP SCF Investor, LLC	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	12.8	(2)

					194.5	195.2		3.78%

Education
Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10.5	10.4	(2)

Infilaw Holding, LLC(24)	Operator of for-profit law schools	First lien senior secured revolving loan ($6.0 par due 2/2018)		8/25/2011	6.0	6.0	(2)(18)(23)
		Series A preferred units (1.25 units)		8/25/2011	125.5	1.3	(2)(18)
		Series A-1 preferred units (0.03 units)		7/29/2016	2.5	2.5	(2)
		Series B preferred units (0.39 units)		10/19/2012	9.2	—	(2)

					143.2	9.8

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private School Operator	First lien senior secured loan ($2.9 par due 12/2018)	10.50% PIK (Libor + 9.00%/Q)	10/31/2015	2.9	2.9	(2)(19)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5.0	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	0.7	—	(2)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	47.8	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					128.0	50.7

Lakeland Tours, LLC(24)	Educational travel provider	First lien senior secured revolving loan	—	2/10/2016	—	—	(22)
		First lien senior secured loan ($5.0 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	5.0	5.0	(2)(19)
		First lien senior secured loan ($31.7 par due 2/2022)	10.43% (Libor + 9.43%/Q)	2/10/2016	31.3	31.7	(3)(19)

					36.3	36.7

PIH Corporation(24)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($0.6 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	0.6	0.6	(2)(19)

R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	0.5	0.5	(2)
		Common membership interest (15.76% interest)		9/21/2007	15.8	32.4	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	—	(2)

					16.3	32.9

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3.8 par due 1/2021)	12.00% (Libor + 8.00% Cash, 2.00% PIK/M)	7/1/2014	3.7	3.8	(2)(19)
		First lien senior secured loan ($0.1 par due 1/2021)		7/1/2014	0.1	0.1	(2)
		Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	0.1	(2)

					3.8	4.0

RuffaloCODY, LLC(24)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan		5/29/2013	—	—	(23)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Severin Acquisition, LLC	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($15.0 par due 7/2022)	9.75% (Libor + 8.75%/Q)	7/31/2015	14.8	15.0	(2)(19)
		Second lien senior secured loan ($4.2 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4.1	4.2	(2)(19)
		Second lien senior secured loan ($3.3 par due 7/2022)	10.25% (Libor + 9.25%/Q)	2/1/2016	3.2	3.3	(2)(19)
		Second lien senior secured loan ($2.8 par due 7/2022)	10.25% (Libor + 9.25%/Q)	8/8/2016	2.8	2.8	(2)(19)
		Second lien senior secured loan ($3.1 par due 7/2022)	10.00% (Libor + 9.00%/Q)	10/14/2016	3.1	3.1	(2)(19)

					28.0	28.4

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1.0	1.3	(2)

					367.7	174.8		3.38%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($1.9 par due 8/2021)	7.75% (Libor + 6.75%/Q)	12/14/2016	1.9	1.9	(2)(19)
		Common stock (3,467 shares)		8/31/2015	3.5	3.8	(2)

					5.4	5.7

CH Hold Corp.(24)	Collision repair company	First lien senior secured revolving loan ($1.2 par due 11/2019)	8.00% (Base Rate + 4.25%/Q)	2/24/2016	1.2	1.2	(2)(19)(23)

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Second lien senior secured loan ($20.0 par due 8/2020)	9.75% (Libor + 8.75%/M)	12/24/2014	19.5	20.0	(2)(19)
		Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/24/2014	0.3	1.5	(2)

					19.8	21.5

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50.0	50.0	(3)(19)
		Class A common stock (10,000 shares)		4/7/2015	0.3	0.7	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.7	1.3	(2)

					51.0	52.0

Eckler Industries, Inc.(24)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2.0 par due 7/2017)	8.75% (Base Rate + 5.00%/Q)	7/12/2012	2.0	1.9	(2)(19)
		First lien senior secured loan ($6.9 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	6.9	6.7	(3)(19)
		First lien senior secured loan ($25.9 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	25.9	25.2	(3)(19)
		Series A preferred stock (1,800 shares)		7/12/2012	1.8	—	(2)
		Common stock (20,000 shares)		7/12/2012	0.2	—	(2)

					36.8	33.8

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($9.8 par due 3/2018)	11.00%	9/1/2015	9.5	7.9	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	—	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	—	(2)

					9.5	7.9

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ESCP PPG Holdings, LLC(7)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	3.7	(2)

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($18.5 par due 2/2020)	9.70% (Libor + 8.70%/Q)	2/20/2015	18.5	18.5	(3)(19)

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	0.6	2.9	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	2.9	(2)

					1.2	5.8

TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5.0	14.3	(2)

					151.9	164.4		3.18%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($70.1 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	70.1	70.1	(3)(19)

Petroflow Energy Corporation and TexOak Petro Holdings LLC(7)	Oil and gas exploration and production company	First lien senior secured loan ($16.5 par due 6/2019)	3.00% (Libor + 2.00%/Q)	6/29/2016	16.1	15.0	(2)(19)
		Second lien senior secured loan ($22.6 par due 12/2019)		6/29/2016	21.8	6.6	(2)(18)
		Common units (202,000 units)		6/29/2016	11.1	—

					49.0	21.6

					119.1	91.7		1.78%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25.6 par due 11/2019)	12.00% Cash, 1.00% PIK	3/31/2014	25.6	25.6	(2)
		Senior subordinated loan ($27.5 par due 11/2019)	12.00% Cash, 1.00% PIK	4/1/2010	27.5	27.5	(2)
		Member interest (10.00% interest)		4/1/2010	0.6	—
		Option (25,000 units)		4/1/2010	—	35.3

					53.7	88.4

					53.7	88.4		1.71%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4.0 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/15/2012	4.0	4.0	(4)(19)
		Second lien senior secured loan ($79.7 par due 5/2019)	11.00% (Libor + 9.75%/Q)	5/10/2012	79.7	77.3	(2)(19)

					83.7	81.3

					83.7	81.3		1.57%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

Pegasus Community Energy, LLC	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8.8	—	(2)

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($75.9 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	75.9	75.9	(3)(19)

					84.7	75.9		1.47%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
K2 Pure Solutions Nocal, L.P.(24)	Chemical Producer	First lien senior secured revolving loan ($1.5 par due 2/2021)	8.125% (Libor + 7.125%/Q)	8/19/2013	1.5	1.5	(2)(19)
		First lien senior secured loan ($40.0 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	40.0	40.0	(3)(19)
		First lien senior secured loan ($13.0 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13.0	13.0	(4)(19)

					54.5	54.5

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($8.5 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	8.4	8.5	(2)(17)(19)
		Warrant to purchase up to 325,000 shares of Series A preferred stock (expires 4/2024)		4/22/2014	0.1	0.2	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock (expires 4/2025)		4/9/2015	—	—	(2)

					8.5	8.7

					63.0	63.2		1.22%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($35.0 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	35.0	35.0	(3)(19)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	0.8	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2.2	8.5	(2)(9)

					6.4	9.3

					41.4	44.3		0.86%

Hotel Services
Aimbridge Hospitality, LLC(24)	Hotel operator	First lien senior secured loan ($2.9 par due 10/2018)	8.25% (Libor + 7.00%/Q)	1/7/2016	2.8	2.9	(2)(15)(19)
		First lien senior secured loan ($3.3 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	3.2	3.3	(2)(15)(19)
		First lien senior secured loan ($14.8 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	14.7	14.8	(4)(15)(19)

					20.7	21.0

Pyramid Management Advisors, LLC and Pyramid Investors, LLC	Hotel operator	First lien senior secured loan ($3.0 par due 7/2021)	11.12% (Libor + 10.12%/Q)	7/15/2016	3.0	2.9	(2)(19)
		First lien senior secured loan ($19.5 par due 7/2021)	11.12% (Libor + 10.12%/Q)	7/15/2016	19.5	19.1	(3)(19)
		Membership units (990,369 units)		7/15/2016	1.0	0.7	(2)

					23.5	22.7

					44.2	43.7		0.85%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6.0 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6.0	5.3	(2)(19)
		Second lien senior secured loan ($29.5 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29.5	26.0	(2)(19)

					35.5	31.3

					35.5	31.3		0.61%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Farming and Agriculture
QC Supply, LLC(24)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($2.3 par due 12/2021)	7.00% (Libor + 6.00%/Q)	12/29/2016	2.3	2.3	(2)(19)
		First lien senior secured loan ($28.9 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/29/2016	28.9	28.9	(2)(19)

					31.2	31.2

					31.2	31.2		0.60%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($1.8 par due 7/2018)	12.00% (Euribor + 9.00% Cash, 1% PIK/M)	1/16/2015	2.0	1.8	(2)(17)(19)
		First lien senior secured loan ($0.5 par due 10/2018)	12.00% (Euribor + 9.00% Cash, 1% PIK/M)	1/16/2015	0.5	0.5	(2)(17)(19)
		First lien senior secured loan ($1.1 par due 10/2018)	12.00% (Euribor + 9.00% Cash, 1% PIK/M)	10/17/2016	1.1	1.1	(2)(17)(19)

					3.6	3.4

American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares (expires 11/2017)		11/7/2007	—	7.2
		Warrant to purchase up to 200 shares (expires 9/2020)		9/1/2010	—	6.9

					—	14.1

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1.8	3.7

					5.4	21.2		0.41%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(24)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9.7 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9.7	9.7	(4)(19)
		Class A common stock (36,364 shares)		9/23/2013	6.0	5.9	(2)

					15.7	15.6

Things Remembered, Inc. and TRM Holdco Corp.(7)	Personalized gifts retailer	First lien senior secured loan ($11.0 par due 3/2020)		8/30/2016	10.6	3.5	(2)(18)
		Common stock (10,631,940 shares)		8/30/2016	6.1	—	(2)

					16.7	3.5

					32.4	19.1		0.37%

Computers and Electronics
Everspin Technologies, Inc.(24)	Designer and manufacturer of computer memory solutions	First lien senior secured revolving loan ($1.1 par due 6/2017)	7.50% (Base Rate + 7.50%/M)	6/5/2015	1.1	1.1	(5)(19)
		First lien senior secured loan ($7.3 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7.0	7.3	(5)(19)
		Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		6/5/2015	0.4	0.4	(5)

					8.5	8.8

					8.5	8.8		0.17%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Printing, Publishing and Media
Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	3.0	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	3.0

					1.1	3.0		0.06%

					$9,034.1	$8,819.9		170.77%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2016 represented 171% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$1.0
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$9.3	$4.1	$18.0	$1.2	$0.4	$—	$—	$—	$(0.6)
ESCP PPG Holdings, LLC	$3.5	$—	$—	$—	$—	$—	$—	$—	$—
Investor Group Services, LLC	$—	$—	$—	$—	$—	$—	$—	$0.4	$—
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$—	$—	$—	$—	$—	$—	$—	$3.4
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$10.5	$—	$—	$—	$—	$(4.8)
Things Remembered, Inc. and TRM Holdco Corp.	$3.3	$3.3	$—	$—	$—	$—	$—	$—	$(2.1)
UL Holding Co., LLC and Universal Lubricants, LLC	$—	$45.3	$—	$3.8	$—	$—	$—	$13.2	$17.2
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$6.9	$—	$—	$—	$—	$(9.2)
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$3.1	$—	$—	$—	$—	$—	$—	$—	$(10.8)
AllBridge Financial, LLC	$—	$1.1	$—	$—	$—	$—	$—	$6.3	$(6.5)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ciena Capital LLC	$—	$12.0	$—	$1.5	$—	$—	$—	$—	$0.9
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$4.6	$—	$—	$—	$—	$18.9
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation	$2.5	$—	$—	$1.7	$—	$—	$—	$—	$(0.8)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1.2	$—	$—	$—	$2.5	$(2.7)
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$40.0	$—	$—	$(6.3)
Liquid Light, Inc.	$—	$2.4	$—	$—	$—	$—	$—	$(0.6)	$—
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$6.4	$—	$—	$—	$—	$—	$—	$3.1
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Direct Lending Program, LLC*	$271.6	$1.7	$—	$12.6	$4.9	$—	$0.7	$—	$—
Senior Secured Loan Fund LLC**	$3.0	$—	$—	$208.0	$2.9	$—	$17.0	$—	$26.3
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$2.7	$—	$—	$—	$—	$—	$3.9	$3.1
The Step2 Company, LLC	$—	$64.7	$—	$4.6	$—	$—	$—	$18.1	$24.4

*
Together with Varagon Capital Partners ("Varagon"), the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4 to the consolidated financial statements).

**
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 29% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2016.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $8.9 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $81.5 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $69.5 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $35.2 aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(18)
Loan was on non-accrual status as of December 31, 2016.

(19)
Loan includes interest rate floor feature.

(20)
The certificates have a stated contractual interest rate and also entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, after expenses. However, the SSLP Certificates (defined below) are junior in right of payment to the senior notes held by GE, and the Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the senior notes as discussed above, the yield on the SSLP Certificates will be lower than the stated coupon and continue to decline. See Note 4 to the consolidated financial statements for more information on the SSLP.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(22)
As of December 31, 2016, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(23)
As of December 31, 2016, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2016, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See

  Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Accruent, LLC	$3.2	$(0.3)	$2.9	$—	$—	$2.9
Acrisure, LLC	9.7	—	9.7	—	—	9.7
ADCS Clinics Intermediate Holdings, LLC	5.0	(1.7)	3.3	—	—	3.3
ADG, LLC	13.7	(2.0)	11.7	—	—	11.7
Aimbridge Hospitality, LLC	2.4	—	2.4	—	—	2.4
American Seafoods Group LLC	22.1	—	22.1	—	—	22.1
Benihana, Inc.	3.2	(2.1)	1.1	—	—	1.1
CCS Intermediate Holdings, LLC	7.5	(7.3)	0.2	—	—	0.2
CH Hold Corp.	5.0	(1.2)	3.8	—	—	3.8
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Ciena Capital LLC	20.0	(14.0)	6.0	(6.0)	—	—
Clearwater Analytics, LLC	5.0	—	5.0	—	—	5.0
Competitor Group, Inc.	5.7	(5.5)	0.2	—	—	0.2
Component Hardware Group, Inc.	3.7	(1.9)	1.8	—	—	1.8
Crown Health Care Laundry Services, Inc.	17.0	(0.6)	16.4	—	—	16.4
D4C Dental Brands, Inc.	5.0	—	5.0	—	—	5.0
DCA Investment Holding, LLC	5.8	(2.2)	3.6	—	—	3.6
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	8.8	—	8.8	—	—	8.8
Eckler Industries, Inc.	4.0	(2.0)	2.0	—	—	2.0
EN Engineering, L.L.C.	5.0	—	5.0	—	—	5.0
Everspin Technologies, Inc.	4.0	(1.1)	2.9	—	—	2.9
Faction Holdings, Inc.	2.0	(2.0)	—	—	—	—
Garden Fresh Restaurant Corp.	7.0	(2.3)	4.7	—	—	4.7
Gentle Communications, LLC	5.0	—	5.0	—	—	5.0
Greenphire, Inc.	2.0	—	2.0	—	—	2.0
Harvey Tool Company, LLC	0.8	—	0.8	—	—	0.8
Hygiena Borrower LLC	1.9	—	1.9	—	—	1.9
ICSH, Inc.	5.0	(1.8)	3.2	—	—	3.2
Infilaw Holding, LLC	20.0	(13.6)	6.4	(6.4)	—	—
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
Itel Laboratories, Inc.	2.5	—	2.5	—	—	2.5
K2 Pure Solutions Nocal, L.P.	5.0	(1.5)	3.5	—	—	3.5
Lakeland Tours, LLC	11.9	(0.5)	11.4	—	—	11.4
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Massage Envy, LLC	5.0	(3.5)	1.5	—	—	1.5
McKenzie Sports Products, LLC	4.5	—	4.5	—	—	4.5
Ministry Brands LLC	29.2	(3.8)	25.4	—	—	25.4
MW Dental Holding Corp.	10.0	(1.5)	8.5	—	—	8.5
My Health Direct, Inc.	1.0	(0.5)	0.5	—	—	0.5
Niagara Fiber Intermediate Corp.	1.9	(1.9)	—	—	—	—
Nordco Inc	11.3	—	11.3	—	—	11.3
NSM Sub Holdings Corp.	5.0	(0.8)	4.2	—	—	4.2
OmniSYS Acquisition Corporation	2.5	—	2.5	—	—	2.5
OTG Management, LLC	22.2	—	22.2	—	—	22.2
Paper Source, Inc.	2.5	—	2.5	—	—	2.5
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
PIH Corporation	3.3	(0.6)	2.7	—	—	2.7
QC Supply, LLC	28.1	(2.3)	25.8	—	—	25.8
Restaurant Technologies, Inc.	5.4	(0.7)	4.7	—	—	4.7
RuffaloCODY, LLC	7.7	(0.2)	7.5	—	—	7.5
Severin Acquisition, LLC	2.9	—	2.9	—	—	2.9
Shift PPC LLC	1.5	—	1.5	—	—	1.5
Sonny's Enterprises, LLC	1.8	—	1.8	—	—	1.8
Things Remembered, Inc.	2.8	—	2.8	—	—	2.8
Towne Holdings, Inc.	1.0	—	1.0	—	—	1.0
TPTM Merger Corp.	2.5	(1.3)	1.2	—	—	1.2
Urgent Cares of America Holdings I, LLC	16.0	—	16.0	—	—	16.0
Zemax, LLC	3.0	—	3.0	—	—	3.0
Zywave, Inc.	10.5	—	10.5	—	—	10.5

	$411.4	$(80.8)	$330.6	$(12.4)	$—	$318.2

(25)
As of December 31, 2016, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows (dollar amounts in thousands):

(in millions) Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.2)	$0.8	$—	$0.8
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(10.9)	39.1	(39.1)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(1.7)	0.3	—	0.3

	$57.0	$(16.8)	$40.2	$(39.1)	$1.1

(26)
As of December 31, 2016, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $7.3. See Note 4 to the consolidated financial statements for more information on the SSLP.

(27)
As of December 31, 2016, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $37.1. See Note 4 to the consolidated financial statements for more information on the SDLP.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in millions)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$0.3	(2)

Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	0.5	1.9	(2)

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	0.1

Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4.1	16.9	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.7	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.7	3.4	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6.4	9.3	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2.2	0.2	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.4	1.5

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000.9 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935.4	1,884.9
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935.4	1,884.9

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.2	(2)

					1,953.0	1,920.4		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3.1	2.0
		Common stock (3 shares)		12/13/2013	—	—

					3.1	2.0

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8.8 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8.8	8.8	(2)(16)(21)
		First lien senior secured loan ($52.0 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52.0	52.0	(3)(16)(21)
		First lien senior secured loan ($3.0 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	3.0	3.0	(4)(21)

					63.8	63.8

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9.0 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8.7	9.0	(2)(21)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10.0 par due 6/2018)	9.50%	9/5/2014	9.9	10.0	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	0.6	(2)

					9.9	10.6

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5.3 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5.3	4.9	(2)(21)
		First lien senior secured loan ($6.7 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6.6	6.2	(2)(21)
		Second lien senior secured loan ($135.0 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133.9	121.5	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	0.8	(2)

					145.8	133.4

Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3.1 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3.1	3.1	(2)(21)
		First lien senior secured loan ($4.1 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4.1	4.1	(2)(21)
		First lien senior secured loan ($44.7 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44.7	44.7	(3)(21)

					51.9	51.9

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($0.1 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	0.2	0.1	(2)(21)
		First lien senior secured loan ($19.1 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18.9	18.7	(2)(21)

					19.1	18.8

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10.5 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10.2	10.5	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock (expires 3/2024)		3/21/2014	—	0.2	(2)

					10.2	10.7

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	3.0	3.0	(2)
		Class B common stock (980 shares)		3/11/2014	—	3.8	(2)

					3.0	6.8

Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4.0 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4.0	4.0	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	1.0	1.0	(2)

					5.0	5.0

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3.4	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112.0 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112.0	108.6	(2)(21)

LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	0.7	1.7	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1.4	1.5	(2)

MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3.5 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3.5	3.5	(2)(21)
		First lien senior secured loan ($22.6 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22.6	22.6	(2)(21)
		First lien senior secured loan ($24.2 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24.2	24.2	(2)(21)
		First lien senior secured loan ($47.7 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47.7	47.7	(3)(21)
		First lien senior secured loan ($19.7 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19.8	19.8	(4)(21)

					117.8	117.8

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2.5 par due 1/2018)	10.75%	9/18/2014	2.5	2.5	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

					2.5	2.5

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16.0 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16.0	16.0	(2)(21)
		First lien senior secured loan ($54.0 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	54.0	54.0	(3)(21)
		Common units (5,345 units)		4/15/2011	5.7	17.4	(2)

					75.7	87.4

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90.0 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90.0	90.0	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	0.8	4.5	(2)

					90.8	94.5

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80.0 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78.9	76.0	(2)(21)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($.7 par due 2/2018)		11/12/2015	0.7	0.6	(2)(20)
		First lien senior secured loan ($0.2 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7.0 par due 2/2018)		4/25/2014	6.9	1.1	(2)(20)
		First lien senior secured loan ($2.9 par due 8/2018)		4/25/2014	2.8	0.4	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock (expires 4/2024)		4/25/2014	—	—	(2)

					10.4	2.1

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12.3 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12.3	12.3	(3)(21)
		First lien senior secured loan ($7.0 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6.9	6.9	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1.0	1.2	(2)

					20.2	20.4

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19.0 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18.8	18.5	(2)(21)

PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9.0 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8.6	9.0	(2)(21)
		First lien senior secured loan ($2.0 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	2.0	2.0	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock (expires 9/2025)		9/15/2015	0.2	0.2	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock (expires 12/2023)		12/26/2013	—	0.3	(2)

					10.8	11.5

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46.5	46.3	(2)(21)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3.1	8.9

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4.7	0.9	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108.7 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108.5	108.7	(2)(21)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60.0 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60.0	60.0	(2)(21)

SurgiQuest, Inc.	Medical device provider	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock (expires 4/2024)		9/28/2012	—	0.3	(2)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27.5 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27.5	27.0	(2)(21)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23.5 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23.5	23.5	(2)(21)
		Second lien senior secured loan ($50.0 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50.0	50.0	(2)(21)

					73.5	73.5

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14.0 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14.0	13.9	(2)(21)(28)
		First lien senior secured loan ($54.7 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54.7	54.2	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6.0	6.4
		Series A common units (2,000,000 units)		6/11/2015	2.0	1.8
		Series C common units (800,507 units)		6/11/2015	—	0.6

					76.7	76.9

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20.0 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20.0	20.0	(21)
		Preferred shares (40,662 shares)		12/21/2015	0.4	0.4	(9)

					20.4	20.4

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45.0 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45.0	45.0	(2)(21)

					1,326.4	1,325.8		25.63%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50.0 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49.6	50.0	(2)(21)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13.9 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13.9	13.9	(2)(13)(21)
		First lien senior secured loan ($0.3 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	0.3	0.3	(2)(13)(21)
		Second lien senior secured loan ($21.9 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21.9	21.9	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9.4	9.5	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20.2	12.1	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65.7	57.7

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($5.0 par due 11/2018)		11/30/2012	5.0	3.7	(2)(20)
		First lien senior secured loan ($52.3 par due 11/2018)		11/30/2012	52.2	39.3	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2.5	—	(2)

					59.7	43.0

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($0.5 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	0.5	0.5	(2)(21)(24)
		First lien senior secured loan ($23.4 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23.3	23.4	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2.5	3.5	(2)
		Class B common units (275,000 units)		3/13/2014	0.3	0.4	(2)

					26.6	27.8

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31.5 par due 2/2020)	11.00%	6/12/2015	31.5	31.5	(2)
		Senior subordinated loan ($52.7 par due 2/2020)	11.00%	8/15/2014	52.6	52.7	(2)
		Common stock (32,843 shares)		8/15/2014	3.4	4.1	(2)

					87.5	88.3

Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8.0 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8.0	8.0	(2)(21)
		First lien senior secured loan ($46.4 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46.4	46.4	(3)(21)
		First lien senior secured loan ($19.5 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19.5	19.5	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3.0	5.1	(2)

					76.9	79.0

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39.5 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39.5	37.9	(2)(14)(21)
		First lien senior secured loan ($45.0 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45.0	43.2	(3)(14)(21)

					84.5	81.1

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2.1 par due 9/2017)	10.00%	6/4/2014	2.1	2.1	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	—	—	(2)

					2.1	2.1

Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25.0 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24.6	24.2	(2)(21)

PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17.5 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17.4	17.5	(2)(21)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140.0 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140.0	131.6	(2)(21)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53.7 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53.7	53.7	(2)(21)
		Second lien senior secured loan ($72.0 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71.7	72.0	(2)(21)

					125.4	125.7

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2.2 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2.2	2.2	(2)(21)
		First lien senior secured loan ($36.4 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36.4	36.1	(3)(21)

					38.6	38.3

U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25 par due 7/2018)	11.00%	11/24/2015	25.0	25.0	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3.6	3.6	(2)(21)
		Second lien senior secured loan ($21.3 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20.9	20.2	(2)(21)

					24.5	23.8

					848.1	815.1		15.75%

Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4.5 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4.5	4.4	(2)(21)
		First lien senior secured loan ($9.5 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9.5	9.1	(2)(18)(21)
		First lien senior secured loan ($6.7 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6.8	6.5	(2)(21)
		First lien senior secured loan ($50.1 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50.1	48.1	(3)(18)(21)
		Common units (373 units)		4/24/2014	3.7	3.4	(2)

					74.6	71.5

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80.0 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	79.0	72.0	(2)(21)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock (expires 6/2021)		7/27/2011	—	0.5	(2)
		Warrant to purchase up to 1,120 shares of preferred stock (expires 6/2021)		7/27/2011	—	1.3	(2)

					—	1.8

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2.6 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2.6	2.6	(3)(21)
		First lien senior secured loan ($8.2 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8.2	8.2	(4)(21)

					10.8	10.8

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1.0	2.0	(2)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66.0 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65.7	66.0	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3.0	4.1	(2)

					68.7	70.1

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97.5	98.0	(2)(21)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89.4	89.4	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5.0	5.3	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	5.3	(2)

					99.4	100.0

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70.0 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70.0	68.6	(2)(21)

The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27.6 par due 9/2019)	10.00%	4/1/2010	27.5	27.6	(2)
		Second lien senior secured loan ($4.5 par due 9/2019)	10.00%	3/13/2014	4.5	4.5	(2)
		Second lien senior secured loan ($43.2 par due 9/2019)		4/1/2010	30.8	12.5	(2)(20)
		Common units (1,116,879 units)		4/1/2011	—	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62.8	44.6

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55.6 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55.1	55.6	(2)(21)
		Second lien senior secured loan ($91.7 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90.9	91.7	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3.4	4.4	(2)
		Common stock (3,353,371 shares)		12/11/2014	4.1	5.4	(2)

					153.5	157.1

					717.3	696.5		13.46%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.9 par due 7/2017)	9.62%	12/16/2013	3.8	3.9	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	0.3	0.4	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock (expires 12/2023)		12/16/2013	0.1	0.1	(2)

					4.2	4.4

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49.5 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49.5	49.5	(2)(21)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44.9 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44.9	44.9	(2)(21)
		First lien senior secured loan ($0.5 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	0.5	0.5	(2)(21)
		First lien senior secured loan ($2.3 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2.3	2.3	(2)(21)
		First lien senior secured loan ($0.0 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	—	—	(2)(21)
		First lien senior secured loan ($9.7 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9.7	9.7	(4)(21)
		First lien senior secured loan ($0.1 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	0.1	0.1	(4)(21)

					57.5	57.5

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44.5 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44.5	41.3	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	0.2	(2)

					44.5	41.5

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25.0 par due 12/2021)	9.75%	12/24/2014	25.0	25.0	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1.5	1.4	(2)

					26.5	26.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23.4 par due 7/2016)	10.00%	9/8/2015	23.4	23.4	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25.0 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24.8	23.0	(2)(21)
		Senior subordinated loan ($18.5 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18.5	17.4	(2)
		Senior subordinated loan ($86.5 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86.5	81.3	(2)

					129.8	121.7

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10.0 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9.9	10.0	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(9)

					9.9	10.0

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10.0 par due 2/2020)		2/20/2014	9.4	3.0	(2)(20)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35.0 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34.7	33.3	(2)(21)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35.0 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34.7	32.6	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73.6 par due 10/2016)	12.00% PIK	10/27/2015	73.1	73.5	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32.1 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32.1	28.9	(2)(21)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20.0 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19.9	17.8	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.8 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23.6	22.1	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.6	23.3	(2)

					594.4	568.9		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock (expires 8/2022)		8/7/2012	—	—	(2)

Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59.3 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59.3	59.3	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2.2 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2.2	2.2	(2)(21)
		First lien senior secured loan ($8.1 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8.1	8.0	(4)(21)

					10.3	10.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27.9 par due 9/2020)	11.00%	8/13/2015	27.9	27.9	(2)
		Class A membership units (750 units)		3/28/2014	0.9	1.5	(2)

					28.8	29.4

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10.2 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	10.0	8.6	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock (expires 4/2024)		4/29/2014	—	—	(2)

					10.0	8.6

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50.0 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50.0	50.0	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($97.0 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	97.0	97.0	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70.8	70.8

					167.8	167.8

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14.1 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14.1	14.1	(2)(21)
		First lien senior secured loan ($28.1 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28.1	28.1	(3)(21)
		First lien senior secured loan ($19.9 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19.9	19.9	(4)(21)

					62.1	62.1

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1.9 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1.9	1.5	(2)(21)
		First lien senior secured loan ($1.4 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1.4	1.2	(2)(21)
		First lien senior secured loan ($13.6 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13.6	10.9	(2)(21)

					16.9	13.6

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3.8 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3.7	3.7	(2)(21)
		First lien senior secured loan ($70.3 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70.3	69.5	(2)(21)(28)
		First lien senior secured loan ($0.2 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	0.2	0.2	(2)(21)(28)

					74.2	73.4

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40.0 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39.9	38.5	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1.5	1.5	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($0.8 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	0.8	0.7	(2)(21)
		First lien senior secured loan ($22.0 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22.0	21.8	(3)(21)
		First lien senior secured loan ($10.0 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10.0	9.9	(4)(21)

					32.8	32.4

					554.6	546.8		10.57%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42.5 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43.1	26.0	(2)(21)

Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5.7 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5.5	5.7	(2)(21)
		First lien senior secured loan ($3.3 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3.2	3.3	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares (expires 5/2025)		5/11/2015	—	—	(2)

					8.7	9.0

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3.5 par due 5/2018)	10.00%	7/23/2014	3.5	3.5	(2)
		First lien senior secured loan ($1.9 par due 9/2018)	10.00%	7/23/2014	1.9	2.0	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

					5.4	5.5

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2.5	4.6	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10.0 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10.0	10.0	(2)(21)
		Second lien senior secured loan ($11.5 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11.5	11.5	(2)(21)
		Second lien senior secured loan ($26.5 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26.5	26.5	(2)(21)
		Senior subordinated loan ($20.3 par due 8/2021)	14.00% PIK	8/8/2014	20.3	20.3	(2)

					68.3	68.3

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.2	2.0	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.4	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.0	2.7

Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2.3 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2.3	2.3	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					2.3	2.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($1.0 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	1.0	1.0	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7.5	6.3	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8.5	7.3

EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2.6 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2.6	2.6	(2)(21)(28)
		First lien senior secured loan ($22.4 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22.2	22.3	(2)(21)(28)

					24.8	24.9

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2.0 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2.0	2.0	(2)(21)
		First lien senior secured loan ($4.0 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3.9	4.0	(2)(21)
		First lien senior secured loan ($3.0 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3.0	3.0	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock (expires 12/2025)		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock (expires 11/2024)		11/3/2014	0.1	0.1	(2)

					9.0	9.1

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9.8 par due 5/2015)		3/5/2013	2.7	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12.8	—	(2)

					15.5	—

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20.0 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19.7	20.0	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock (expires 2/2022)		2/19/2015	—	0.2	(2)

					19.7	20.2

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (10/2022)		10/15/2012	0.1	0.1	(2)
Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2.5 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2.2	2.5	(2)(21)
		Second lien senior secured loan ($22.5 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22.2	22.5	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock (expires 6/2022)		6/16/2015	0.3	0.3	(2)

					24.7	25.3

Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	0.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($12.0 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	12.0	12.0	(2)(21)
		First lien senior secured loan ($44.9 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44.9	44.9	(3)(21)
		First lien senior secured loan ($15.0 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14.9	14.9	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1.5	1.9	(2)
		Common stock (647,542 shares)		8/4/2015	—	—	(2)

					73.3	73.7

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/24/2013	0.2	0.2	(2)

Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1.0	1.2	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2.2	2.4
		Common stock (16,251 shares)		12/13/2013	2.2	2.3

					4.4	4.7

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock (expires 10/2019)		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1.6 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1.6	1.6	(2)(21)
		First lien senior secured loan ($16.7 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16.7	16.7	(2)(21)
		First lien senior secured loan ($34.3 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33.9	34.2	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2.0	2.0

					54.2	54.5

Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	0.4
		Common units (1,725,280 units)		4/1/2010	—	—

					—	0.4

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($0.4 par due 7/2012)		4/1/2010	0.2	0.2	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					0.2	0.2

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24.1	23.2	(2)(21)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5.0 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4.8	4.9	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	0.1	(5)

					4.9	5.0

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30.0 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29.7	30.0	(2)(21)
		Second lien senior secured loan ($50.0 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49.6	50.0	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	2.0	2.6	(2)
		Class B common stock (989,011 shares)		2/23/2015	—	—	(2)

					81.3	82.6

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1.0	1.1	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.3	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	—	—	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7.5 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7.3	7.3	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock (expires 9/2022)		9/9/2015	0.1	0.1	(5)

					7.4	7.4

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6.0 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5.9	6.0	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	0.1	0.1	(5)

					6.0	6.1

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4.5 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4.5	4.5	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock (expires 1/2025)		1/2/2015	0.1	1.0	(2)

					4.6	5.5

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	3.0

WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	—	0.1
		Ordinary shares (1,310,386 shares)		10/21/2015	1.1	5.9

					1.1	6.0

					507.9	480.8		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1.1	8.0

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3.0	1.7

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14.0 par due 12/2016)	6.00%	11/29/2010	14.0	14.0	(2)
		First lien senior secured loan ($0.5 par due 12/2016)	12.00%	11/29/2010	0.5	0.5	(2)
		First lien senior secured loan ($5.0 par due 12/2016)	12.00%	11/29/2010	5.0	5.0	(2)
		First lien senior secured loan ($2.5 par due 12/2016)	12.00%	11/29/2010	2.5	2.5	(2)
		Equity interests		11/29/2010	39.0	20.8	(2)

					61.0	42.8

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 5/2018)	12.75%	5/10/2012	28.0	28.0	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9.8	14.4	(2)
		2006 Class B common units (13,249 units)		5/10/2007	—	—	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9.8	14.4

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	171.0	235.5

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($51.0 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	51.0	51.0	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30.0 par due 6/2021)	10.50%	6/25/2015	30.0	30.0	(2)
		Membership units (3,000,000 units)		6/25/2015	3.0	3.0

					33.0	33.0

					357.9	414.4		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10.5	9.4	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3.6 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3.6	3.6	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124.9	113.6	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9.3	9.8	(2)

					137.8	127.0

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1.7 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1.7	1.7	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	99.5	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5.0	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	0.7	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126.8	101.2

Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30.8 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30.7	30.7	(2)(21)
		First lien senior secured loan ($44.0 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	44.0	44.0	(2)(21)
		First lien senior secured loan ($40.4 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40.3	40.4	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5.0	9.7	(2)

					120.0	124.8

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($0.6 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	0.6	0.6	(2)(21)

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	0.5	0.5	(2)
		Common membership interest (15.76% interest)		9/21/2007	15.8	25.9	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	—	(2)

					16.3	26.4

Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1.0 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1.0	0.9	(2)(21)
		First lien senior secured loan ($3.0 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2.9	2.9	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock (expires 11/2025)		7/1/2014	—	0.1	(2)

					3.9	3.9

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4.2 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4.1	4.1	(2)(21)
		Second lien senior secured loan ($15.0 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14.7	14.5	(2)(21)

					18.8	18.6

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1.0	1.2	(2)

					435.7	413.1		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28.6 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28.6	25.2	(2)(17)(21)
		First lien senior secured loan ($10.9 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10.9	9.6	(3)(17)(21)
		Promissory note ($22.0 par due 12/2023)		11/27/2006	13.8	1.6	(2)
		Warrant to purchase up to 23,750 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					53.3	36.4

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1.0 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	1.0	0.9	(2)(21)
		First lien senior secured loan ($4.8 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4.8	4.6	(4)(21)

					5.8	5.5

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7.5 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7.4	7.5	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock (12/2024)		12/19/2014	—	—	(2)

					7.4	7.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1.1 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1.1	1.1	(2)(21)(24)
		First lien senior secured loan ($40.7 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40.7	40.7	(3)(21)

					41.8	41.8
Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62.5 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62.5	62.5	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31.6	31.0	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3.0	3.0	(2)

					34.6	34.0

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7.5 par due 9/2015)		4/1/2010	7.5	3.7	(2)(20)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7.5	3.7

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2.3 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2.3	2.3	(2)(21)
		First lien senior secured loan ($10.8 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10.8	10.8	(2)(21)
		First lien senior secured loan ($22.1 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22.1	22.1	(2)(21)
		First lien senior secured loan ($24.7 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24.7	24.7	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3.0	11.5	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	0.1	22.8	(2)

					63.0	94.2

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36.3 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36.1	35.2	(2)(21)

					312.0	320.8		6.20%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25.3 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25.3	24.0	(2)(21)
		First lien senior secured loan ($49.3 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49.3	46.9	(3)(21)

					74.6	70.9

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52.5 par due 7/2017)		7/31/2014	49.3	19.8	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125.0 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124.5	116.2	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12.1 par due 12/2016)		4/30/2012	8.7	10.0	(2)(20)
		Second lien senior secured loan ($51.3 par due 12/2016)		4/30/2012	37.0	42.3	(2)(20)
		Second lien senior secured loan ($6.0 par due 12/2016)		4/30/2012	4.3	4.9	(2)(20)
		Class A common units (533,351 units)		6/17/2011	5.0	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57.5	57.2

					305.9	264.1		5.11%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16.0 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15.8	15.6	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	0.5	(2)

ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66.0 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66.0	66.0	(2)(21)

					66.0	66.0

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24.4 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24.1	24.4	(3)(21)
		First lien senior secured loan ($0.2 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	0.2	0.2	(3)(21)

					24.3	24.6

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142.5 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142.5	142.5	(2)(21)
		Common stock (50,000 shares)		12/14/2012	4.0	7.3	(2)

					146.5	149.8

					253.1	256.5		4.96%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19.9 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19.6	19.7	(2)(21)
		Second lien senior secured loan ($55.0 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55.0	53.9	(2)(21)
		Class A units (77,922 units)		8/19/2015	0.1	0.1	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	7.1	(2)

					82.1	80.8

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64.8 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64.2	64.8	(2)(21)

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2.9	2.4	(2)
		Class A common units (59,999.74 units)		5/13/2015	0.1	—	(2)

					3.0	2.4

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28.5 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28.5	28.5	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46.3 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46.3	45.8	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5.0	5.0	(2)

					51.3	50.8

					229.1	227.3		4.39%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45.3 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45.4	44.9	(2)(21)(28)
		First lien senior secured loan ($0.9 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	0.9	0.9	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2.5	2.5	(2)

					48.8	48.3

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10.0 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9.8	10.0	(2)(21)
		First lien senior secured loan ($10.0 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9.6	10.0	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock (expires 12/2024)		12/24/2014	0.3	0.3	(2)

					19.7	20.3

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50.0	50.0	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	0.3	0.5	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	0.7	0.9	(2)

					51.0	51.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2.0 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2.0	1.9	(2)(21)
		First lien senior secured loan ($7.1 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7.0	6.9	(2)(21)
		First lien senior secured loan ($26.6 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26.6	25.8	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1.8	—	(2)
		Common stock (20,000 shares)		7/12/2012	0.2	—	(2)

					37.6	34.6

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11.5 par due 3/2018)	11.00%	9/1/2015	10.9	11.5	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	0.3	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	—	(2)

					10.9	11.8

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5.0 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5.0	5.0	(2)(21)
		First lien senior secured loan ($19.5 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19.5	19.5	(3)(21)

					24.5	24.5

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	0.5	2.7	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	2.7	(2)

					1.1	5.4

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5.0	9.3	(2)

					198.6	205.6		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25.3 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25.3	25.3	(2)
		Senior subordinated loan ($27.2 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27.3	27.3	(2)
		Member interest (10.00% interest)		4/1/2010	0.6	44.5
		Option (25,000 units)		4/1/2010	—	—

					53.2	97.1

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	0.1

Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2.2 par due 9/2011)	15.00%	4/1/2010	—	2.7	(2)
		Common equity interest		4/1/2010	—	—

					—	2.7

					53.2	99.9		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5.0 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5.0	4.9	(2)(21)
		First lien senior secured loan ($20.7 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20.7	20.3	(2)(21)
		First lien senior secured loan ($38.5 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38.5	37.7	(3)(21)
		First lien senior secured loan ($19.3 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19.3	18.9	(4)(21)

					83.5	81.8

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10.0 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9.8	10.0	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock (expires 4/2024)		4/22/2014	0.1	0.2	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock (expires 4/2025)		4/9/2015	—	—	(2)

					9.9	10.2

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2.6 par due 11/2017)	10.00%	8/13/2014	2.5	2.5	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock (expires 8/2024)		8/13/2014	0.1	0.1	(2)

					2.6	2.6

					96.0	94.6		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18.3 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18.1	18.3	(2)(15)(21)

Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5.9 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5.9	5.9	(2)(21)
		Second lien senior secured loan ($10.0 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10.0	10.0	(2)(21)
		Second lien senior secured loan ($55.0 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55.0	55.0	(2)(21)

					70.9	70.9

					89.0	89.2		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4.1 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4.0	4.0	(4)(21)
		Second lien senior secured loan ($79.7 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79.7	77.3	(2)(21)

					83.7	81.3

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	0.1	0.1	(2)
		Common stock (1,885,195 shares)		1/17/2008	2.3	2.6	(2)

					2.4	2.7

					86.1	84.0		1.62%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8.9	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8.9	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76.7 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76.7	76.7	(2)(21)

					85.6	76.7		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($35.0 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41.0	41.0	(2)(21)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	3.8	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2.2	2.0	(2)(9)

					6.4	5.8

					47.4	46.8		0.90%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6.0 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6.0	5.8	(2)(21)
		Second lien senior secured loan ($29.5 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29.5	28.6	(2)(21)

					35.5	34.4

					35.5	34.4		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9.8 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9.8	9.8	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6.0	7.0	(2)

					15.8	16.8

Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3.2 par due 5/2017)		5/24/2012	3.1	1.9	(2)(20)
		First lien senior secured loan ($12.9 par due 5/2018)		5/24/2012	12.6	7.6	(4)(20)

					15.7	9.5

					31.5	26.3		0.51%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3.0 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3.2	3.2	(2)(19)(21)
		First lien senior secured loan ($0.8 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	0.8	0.8	(2)(19)(21)

					4.0	4.0

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares (expires 11/2017)		11/7/2007	—	7.2
		Warrant to purchase up to 200 shares (expires 9/2020)		9/1/2010	—	7.0

					—	14.2
Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1.8	2.6

					5.8	20.8		0.40%

Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3.0 par due 6/2016)	10.00%	10/31/2012	3.0	3.0	(2)
		First lien senior secured loan ($6.6 par due 6/2017)	10.60%	10/31/2012	6.6	6.6	(2)(19)

					9.6	9.6

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	3.9	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	3.9

					10.7	13.5		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8.0 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7.4	7.8	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock (expires 6/2025)		6/5/2015	0.4	0.4	(5)

					7.8	8.2

Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5.0 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4.9	4.9	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock (expires 10/2025)		10/29/2015	0.1	0.1	(5)

					5.0	5.0

					12.8	13.2		0.26%

					$9,147.6	$9,055.5		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act. In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary ACJB, are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary AVF LP, are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows (dollar amounts in thousands):

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(0.8)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41.6	$121.8	$43.2	$5.0	$0.1	$2.0	$0.1	$25.9	$(11.7)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$0.5	$1.6	$—	$1.9	$—	$—	$0.1	$—	$0.9
Investor Group Services, LLC	$—	$—	$—	$—	$—	$0.1	$—	$0.3	$(0.3)
Multi-Ad Services, Inc.	$—	$0.8	$—	$—	$—	$2.2	$—	$—	$(0.9)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108.4	$—	$14.0	$6.9	$3.0	$—	$—	$—	$(0.2)
UL Holding Co., LLC	$—	$0.3	$—	$—	$—	$—	$—	$—	$4.8
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows (dollar amounts in thousands):

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8.2	$—	$1.0	$—	$—	$(6.0)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2.2
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ciena Capital LLC	$—	$18.4	$—	$2.6	$—	$—	$—	$—	$11.3
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3.9	$—	$—	$0.1	$—	$(0.7)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1.0	$—	$—	$—	$—	$3.0
HCI Equity, LLC	$—	$—	$—	$—	$—	$0.1	$—	$—	$(0.3)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50.0	$—	$—	$(23.8)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$0.5	$—	$—	$—	$—	$—	$—	$1.1
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228.7	$329.7	$—	$276.1	$22.0	$—	$26.2	$—	$(81.1)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3.3	$—	$—	$—	$—	$4.0

  *
  Together with GE, the Company has co-invested through the SSLP. The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $12.9 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85.1 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $61.9 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $47.6 aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $18.5 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $41.8 aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2.5	$—	$2.5	$—	$—	$2.5
American Seafoods Group LLC	22.1	—	22.1	—	—	22.1
Athletic Club Holdings, Inc.	10.0	—	10.0	—	—	10.0
Batanga, Inc.	4.0	(3.0)	1.0	—	—	1.0
Benihana, Inc.	3.2	(1.0)	2.2	—	—	2.2
Brandtone Holdings Limited	4.5	—	4.5	—	—	4.5
CCS Intermediate Holdings, LLC	7.5	(5.3)	2.2	—	—	2.2
Chariot Acquisition, LLC(28)	1.0	—	1.0	—	—	1.0
CIBT Holdings, Inc.	26.4	—	26.4	—	—	26.4
Ciena Capital LLC	20.0	(14.0)	6.0	(6.0)	—	—
Competitor Group, Inc.	6.3	(5.0)	1.3	—	—	1.3
Component Hardware Group, Inc.	3.7	(2.2)	1.5	—	—	1.5
Correctional Medical Group Companies, Inc.	0.2	—	0.2	—	—	0.2
Crown Health Care Laundry Services, Inc.	5.0	(1.3)	3.7	—	—	3.7
DCA Investment Holding, LLC	5.8	(0.1)	5.7	—	—	5.7
Directworks, Inc.	1.0	—	1.0	—	—	1.0
Eckler Industries, Inc.	4.0	(2.0)	2.0	—	—	2.0
EN Engineering, L.L.C.(28)	4.9	—	4.9	—	—	4.9
Everspin Technologies, Inc.	4.0	—	4.0	—	—	4.0
Faction Holdings, Inc.	2.0	(2.0)	—	—	—	—
Garden Fresh Restaurant Corp.	5.0	(3.7)	1.3	—	—	1.3
Greenphire, Inc.	8.0	—	8.0	—	—	8.0
Harvey Tool Company, LLC	0.8	—	0.8	—	—	0.8
ICSH, Inc.	5.0	(0.7)	4.3	—	—	4.3
Infilaw Holding, LLC	25.0	(9.5)	15.5	—	—	15.5
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
Itel Laboratories, Inc.	2.5	—	2.5	—	—	2.5
Javlin Three LLC	60.0	(51.0)	9.0	—	—	9.0
Joule Unlimited Technologies, Inc.	5.0	—	5.0	—	—	5.0
K2 Pure Solutions Nocal, L.P.	5.0	(5.0)	—	—	—	—
KeyImpact Holdings, Inc.(28)	12.5	—	12.5	—	—	12.5
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
LSQ Funding Group, L.C.	10.0	—	10.0	—	—	10.0
Massage Envy, LLC	5.0	—	5.0	—	—	5.0
McKenzie Sports Products, LLC	12.0	—	12.0	—	—	12.0
Ministry Brands LLC	5.0	—	5.0	—	—	5.0
MW Dental Holding Corp.	17.3	(3.5)	13.8	—	—	13.8
My Health Direct, Inc.	1.0	—	1.0	—	—	1.0
Niagara Fiber Intermediate Corp.	1.9	(1.9)	—	—	—	—
Nordco Inc(28)	11.3	(3.8)	7.5	—	—	7.5
OmniSYS Acquisition Corporation	2.5	—	2.5	—	—	2.5
OTG Management, LLC	19.4	(2.3)	17.1	—	—	17.1
Paper Source, Inc.	2.5	—	2.5	—	—	2.5
PerfectServe, Inc.	5.0	—	5.0	—	—	5.0
PIH Corporation	3.3	(0.6)	2.7	—	—	2.7
Regent Education, Inc.	2.0	(1.0)	1.0	—	—	1.0
RuffaloCODY, LLC	7.7	—	7.7	—	—	7.7
Severin Acquisition, LLC	2.9	—	2.9	—	—	2.9
Things Remembered, Inc.	5.0	(3.2)	1.8	—	—	1.8
TPTM Merger Corp.	2.5	(0.8)	1.7	—	—	1.7
TraceLink, Inc.	3.0	—	3.0	—	—	3.0
TWH Water Treatment Industries, Inc.	9.0	—	9.0	—	—	9.0
Urgent Cares of America Holdings I, LLC(28)	16.0	—	16.0	—	—	16.0
Zemax, LLC	3.0	—	3.0	—	—	3.0

	$419.1	$(123.0)	296.1	$(6.0)	$—	$290.1

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows (dollar amounts in thousands):

(in millions) Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50.0	$(6.8)	$43.2	$(43.0)	$0.2
Partnership Capital Growth Investors III, L.P.	5.0	(4.0)	1.0	—	1.0
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50.0	(8.7)	41.3	(41.0)	0.3
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(1.4)	0.6	—	0.6

	$107.0	$(20.9)	$86.1	$(84.0)	$2.1

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan, or a portion of the loan, is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in millions, except per share data)

					Accumulated Net Realized Gains (Losses) on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
						Net Unrealized Gains (Losses) on Investments, Foreign Currency and Other Transactions
				Accumulated Undistributed (Overdistributed) Net Investment Income
	Common Stock
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2013	298	$—	$4,982	$(9)	$(166)	$96	$4,903

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	16	—	258	—	—	—	258
Shares issued in connection with dividend reinvestment plan	—	—	11	—	—	—	11
Net increase in stockholders' equity resulting from operations	—	—	—	438	94	59	591
Dividends declared and payable ($1.57 per share)	—	—	—	(480)	—	—	(480)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	77	18	(95)	—	—

Balance at December 31, 2014	314	$—	$5,328	$(33)	$(167)	$155	$5,283

Shares issued in connection with dividend reinvestment plan	—	—	6	—	—	—	6
Repurchases of common stock	—	—	(2)	—	—	—	(2)
Net increase in stockholders' equity resulting from operations	—	—	—	508	117	(246)	379
Dividends declared and payable ($1.57 per share)	—	—	—	(493)	—	—	(493)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(14)	17	(3)	—	—

Balance at December 31, 2015	314	$—	$5,318	$(1)	$(53)	$(91)	$5,173

Repurchases of common stock	—	—	(5)	—	—	—	(5)
Net increase in stockholders' equity resulting from operations	—	—	—	494	110	(130)	474
Dividends declared and payable ($1.52 per share)	—	—	—	(477)	—	—	(477)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(21)	21	—	—	—

Balance at December 31, 2016	314	$—	$5,292	$37	$57	$(221)	$5,165

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$474	$379	$591
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains on investments and foreign currency transactions	(110)	(127)	(94)
Net unrealized losses (gains) on investments, foreign currency and other transactions	130	246	(59)
Realized losses on extinguishment of debt	—	10	—
Net accretion of discount on investments	(6)	(4)	(3)
Payment-in-kind interest and dividends	(48)	(24)	(12)
Collections of payment-in-kind interest and dividends	12	1	12
Amortization of debt issuance costs	14	17	16
Net accretion of discount on notes payable	6	17	15
Depreciation	1	1	1
Proceeds from sales and repayments of investments	3,711	3,691	3,412
Purchases of investments	(3,475)	(3,816)	(4,537)
Changes in operating assets and liabilities:
Interest receivable	26	23	(37)
Other assets	(12)	19	(2)
Base management fees payable	—	—	5
Income based fees payable	1	(2)	4
Capital gains incentive fees payable	(4)	(51)	12
Accounts payable and other liabilities	(6)	(24)	13
Interest and facility fees payable	(7)	4	4

Net cash provided by (used in) operating activities	707	360	(659)

FINANCING ACTIVITIES:
Borrowings on debt	9,855	3,895	4,878
Repayments and repurchases of debt	(10,104)	(3,698)	(3,955)
Debt issuance costs	(10)	(6)	(13)
Dividends paid	(477)	(487)	(464)
Repurchases of common stock	(5)	(2)	—
Net proceeds from issuance of common stock	—	—	258

Net cash provided by (used in) financing activities	(741)	(298)	704
CHANGE IN CASH AND CASH EQUIVALENTS	(34)	62	45
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	257	195	150

CASH AND CASH EQUIVALENTS, END OF PERIOD	$223	$257	$195

Supplemental Information:
Interest paid during the period	$168	$181	$169
Taxes, including excise tax, paid during the period	$18	$16	$21
Dividends declared and payable during the period	$477	$493	$480

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2016
(in millions, except per share data, percentages and as otherwise indicated;
for example, with the word "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a BDC under the Investment Company Act. The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the

Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        See Note 16 for information regarding a transaction support agreement entered into between the Company and Ares Capital Management in connection with the American Capital Acquisition.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the years ended December 31, 2016 and 2015. The capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2014 was $24. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $38 as of December 31, 2016, of which $38 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of December 31, 2016, the Company has paid capital gains incentive fees since inception totaling $57. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2016, base management fees were $137, income based fees were $123 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $5. For the year ended December 31, 2015, base management fees were $134, income based fees were $121 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $27. For the year ended December 31, 2014, base management fees were $128, income based fees were $118 and capital gains incentive fees calculated in accordance with GAAP were $30.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For each of the years ended December 31, 2016, 2015 and 2014, the Company incurred $14 in administrative fees. As of December 31, 2016, $4 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2016 and 2015, investments consisted of the following:

	As of December 31,
	2016		2015
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,102	$2,036	$2,735	$2,639
Second lien senior secured loans	3,069	2,987	2,945	2,861
Subordinated certificates of the SDLP(2)	270	270	—	—
Subordinated certificates of the SSLP(3)	1,938	1,914	1,935	1,885
Senior subordinated debt	692	714	663	654
Preferred equity securities	505	273	435	376
Other equity securities	458	626	435	641

Total	$9,034	$8,820	$9,148	$9,056

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans to 14 different borrowers as of December 31, 2016.

(3)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 19 and 41 different borrowers as of December 31, 2016 and 2015, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of December 31, 2016 and 2015 were as follows:

	As of December 31,
	2016	2015
Industry
Investment Funds and Vehicles(1)	25.2%	21.2%
Healthcare Services	14.3	14.6
Business Services	9.8	5.3
Other Services	8.9	9.0
Consumer Products	7.2	7.7
Power Generation	6.4	6.3
Restaurants and Food Services	4.5	3.5
Financial Services	4.2	4.6
Manufacturing	3.8	6.0
Containers and Packaging	2.8	2.8
Food and Beverage	2.2	2.5
Education	2.0	4.6
Automotive Services	1.9	2.3
Oil and Gas	1.0	2.9
Commercial Real Estate Finance	1.0	1.1
Other	4.8	5.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which had made first lien senior secured loans to 14 different borrowers as of December 31, 2016, and the Company's investment in the SSLP, which had made first lien senior secured loans to 19 and 41 different borrowers as of December 31, 2016 and 2015, respectively. The portfolio companies in the SDLP and SSLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2016	2015
Geographic Region
West(1)	41.5%	37.9%
Midwest	19.7	23.8
Southeast	19.5	20.3
Mid Atlantic	14.7	13.7
Northeast	3.6	2.3
International	1.0	2.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which represented 3.1% of the total investment portfolio at fair value as of December 31, 2016, and the Company's investment in the SSLP, which represented 21.7% and 20.8% of the total investment portfolio at fair value as of December 31, 2016 and 2015, respectively.

        As of December 31, 2016, 2.9% of total investments at amortized cost (or 0.8% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

Co-Investment Programs

  Senior Direct Lending Program

        The Company has established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the SDLP. In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. In conjunction with the initial funding, we and Varagon and its clients sold investment commitments to the SDLP. Such investment commitments included $529 of investment commitments sold to the SDLP by the Company. No realized gains or losses were recorded by the Company on these transactions. The SDLP may generally commit and hold individual loans of up to $300. The Company may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required).

        The Company provides capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of December 31, 2016, the Company and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

        As of December 31, 2016, the Company and Varagon and its clients had agreed to make capital available to the SDLP of $2,925 in the aggregate, of which $591 has been made available from the Company. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP as discussed above. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

As of December 31, 2016
Total capital funded to the SDLP(1)	$1,285
Total capital funded to the SDLP by the Company(1)	$270
Total unfunded capital commitments to the SDLP(2)	$177
Total unfunded capital commitments to the SDLP by the Company(2)	$37

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

        The SDLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        The amortized cost and fair value of the SDLP Certificates held by the Company were $270 and $270, respectively, as of December 31, 2016. The Company's yield on its investment in the SDLP at amortized cost and fair value was 14.0% and 14.0%, respectively, as of December 31, 2016. For the year ended December 31, 2016, the Company earned interest income of $13 from its investment in the SDLP Certificates. The Company is also entitled to certain fees in connection with the SDLP. For the year ended December 31, 2016, in connection with the SDLP, the Company earned capital structuring service and other fees totaling $6.

        As of December 31, 2016, the SDLP's portfolio was comprised entirely of first lien senior secured loans primarily to U.S. middle market companies and were in industries similar to the companies in the Company's portfolio. As of December 31, 2016, none of the loans were on non-accrual status. Below is a summary of the SDLP's portfolio.

(dollar amounts in millions)	As of December 31, 2016
Total first lien senior secured loans(1)	$1,281
Largest loan to a single borrower(1)	$125
Total of five largest loans to borrowers(1)	$560
Number of borrowers in the SDLP	14
Commitments to fund delayed draw loans(2)	$177

(1)
At principal amount.

(2)
As discussed above, these commitments have been approved by the investment committee of the SDLP.

  Senior Secured Loan Program

        The Company and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates"). As of December 31, 2016 and 2015, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached.

        As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. Below is a summary of the funded capital and unfunded capital commitments of the SSLP.

	As of December 31,
	2016	2015
Total capital funded to the SSLP(1)	$3,819	$8,535
Total capital funded to the SSLP by the Company(1)	$2,004	$2,001
Total unfunded capital commitments to the SSLP(2)	$50	$199
Total unfunded capital commitments to the SSLP by the Company(2)	$7	$33

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SSLP and will be funded as the transactions are completed.

        The SSLP Certificates have a weighted average contractual coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses. However, the SSLP Certificates are junior in right of payment to the Senior Notes held by GE, and the Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will be lower than the stated coupon and continue to decline.

        As of December 31, 2016 and 2015, the amortized cost and fair value of the SSLP Certificates held by the Company were $1,938 and $1,914, respectively, and $1,935 and $1,885, respectively. The Company's yield on its investment in the SSLP at amortized cost and fair value was 7.0% and 7.1%, respectively, as of December 31, 2016, and 12.0% and 12.3%, respectively, as of December 31, 2015. For the years ended December 31, 2016, 2015 and 2014, the Company earned interest income of $208, $276 and $275, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the years ended December 31, 2016, 2015 and 2014, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $20, $48 and $70, respectively.

        As of December 31, 2016 and 2015, the SSLP's portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and were in industries similar to the companies in the Company's portfolio. As of December 31, 2016 and 2015, none of these loans were on non-accrual status. Below is a summary of the SSLP's portfolio.

	As of December 31,
(dollar amounts in millions)	2016	2015
Total first lien senior secured loans(1)	$3,360	$8,139
Largest loan to a single borrower(1)	$260	$346
Total of five largest loans to borrowers(1)	$1,257	$1,580
Number of borrowers in the SSLP	19	41
Commitments to fund delayed draw loans(2)	$50	$199

(1)
At principal amount.

(2)
As discussed above, these commitments have been approved by the investment committee of the SSLP.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of December 31, 2016, IHAM had assets under management of approximately $3.8 billion. As of December 31, 2016, IHAM managed 19 vehicles and served as the sub-manager/sub-servicer for two other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of December 31, 2016 and 2015, IHAM had total investments of $223 and $233, respectively. For the years ended December 31, 2016, 2015 and 2014, IHAM had management and incentive fee income of $17, $20 and $19, respectively, and other investment-related income of $24, $25 and $34, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171 and $229, respectively, as of December 31, 2016, and $171 and $236, respectively, as of December 31, 2015. For the years ended December 31, 2016, 2015 and 2014, the Company received distributions consisting entirely of dividend income from IHAM of $40, $50 and $50, respectively. The dividend income for the years ended December 31, 2015 and 2014 included additional dividends of $10 for each period in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the years ended December 31, 2016, 2015 and 2014, IHAM or certain of the IHAM Vehicles purchased $495, $538 and $220, respectively, of investments from the Company. Net realized gains of $1 and $1 were recorded by the Company on these transactions for the years ended December 31, 2016 and 2015, respectively. There were no realized gains or losses recorded by the Company on these transactions for the year ended December 31, 2014. During the years ended December 31, 2015 and 2014, the Company purchased $12 and $20 of investments, respectively, from certain of the IHAM Vehicles. The Company made no purchases from IHAM for the year ended December 31, 2016.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

        See Note 16 for information related to IHAM's role in the American Capital Acquisition.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2016, the Company, Ares Capital Management, Ares Venture Finance GP LLC and AVF LP received exemptive relief from the SEC allowing the Company to modify the Company's calculation of asset coverage requirements to exclude the SBA Debentures (defined below). As such, the Company's ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This exemptive relief provides the Company with increased investment flexibility but also increases the Company's risk related to leverage. As of December 31, 2016 the Company's asset coverage was 230% (excluding the SBA Debentures).

        The Company's outstanding debt as of December 31, 2016 and 2015 were as follows:

	As of December 31,
	2016					2015
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,265	(2)	$571	$571		$1,290	$515	$515
Revolving Funding Facility	540	(3)	155	155		540	250	250
SMBC Funding Facility	400		105	105		400	110	110
SBA Debentures	75		25	24		75	22	21
February 2016 Convertible Notes	—		—	—	(4)	575	575	574	(5)
June 2016 Convertible Notes	—		—	—	(4)	230	230	228	(5)
2017 Convertible Notes	162		162	162	(5)	162	162	160	(5)
2018 Convertible Notes	270		270	267	(5)	270	270	264	(5)
2019 Convertible Notes	300		300	296	(5)	300	300	295	(5)
2018 Notes	750		750	745	(6)	750	750	743	(6)
2020 Notes	600		600	596	(7)	600	600	594	(7)
January 2022 Notes	600		600	592	(8)	—	—	—
October 2022 Notes	183		183	179	(9)	183	183	178	(9)
2047 Notes	230		230	182	(10)	230	230	182	(10)

Total	$5,375		$3,951	$3,874		$5,605	$4,197	$4,114

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $1,898. See Note 18 for a subsequent event relating to an amendment to the Revolving Credit Facility.

(3)
Provides for a feature that allows the Company and Ares Capital CP (as defined below), under certain circumstances, to increase the size of Revolving Funding Facility (as defined below) to a maximum of $865. See Note 18 for a subsequent event relating to an amendment to the Revolving Funding Facility.

(4)
See below for more information on the repayments of the February 2016 Convertible Notes and the June 2016 Convertible Notes (each as defined below).

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below), the February 2016 Convertible Notes and the June 2016 Convertible Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of December 31, 2016, the total unamortized debt issuance costs and the unaccreted discount for the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $0, $3 and $4, respectively. As of December 31, 2015, the total unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1, $2, $2, $6 and $5, respectively. See Note 18 for a subsequent event regarding an additional issuance of unsecured convertible notes.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of December 31, 2016 and 2015, the total unamortized debt issuance costs less the net unamortized premium was $5 and $7, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of December 31, 2016 and 2015, the total unamortized debt issuance costs and the net unaccreted discount was $4 and $6 million, respectively.

(8)
Represents the aggregate principal amount outstanding of the January 2022 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the January 2022 Notes. As of December 31, 2016, the total unamortized debt issuance costs and the unaccreted discount was $8.

(9)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of December 31, 2016 and 2015, the total unamortized debt issuance costs was $4 and $5, respectively.

(10)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of December 31, 2016 and 2015, the total unaccreted purchased discount was $48 for both periods.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of December 31, 2016 were 4.2% and 4.8 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility") that as of December 31, 2016 allowed the Company to borrow up to $1,265 at any one time outstanding. As of December 31, 2016, for $1,195 of the Revolving Credit Facility, the end of the revolving period and the stated maturity date was May 4, 2020 and May 4, 2021, respectively. For the remaining $70 of the Revolving Credit Facility, the end of the revolving period and the stated maturity date was May 4, 2019 and May 4, 2020, respectively. As of December 31, 2016, the Revolving Credit Facility also provided for a feature that allowed the Company, under certain circumstances, to increase in the size of the Revolving Credit Facility to a maximum of $1,898. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period. See Note 18 for a subsequent event relating to an amendment to the Revolving Credit Facility.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2016, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2016 and 2015, there was $571 and $515 outstanding, respectively, under the Revolving Credit Facility. As of December 31, 2016, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150. As of December 31, 2016 and 2015, the Company had $28 and $24, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of December 31, 2016, there was $666 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of December 31, 2016, the interest rate in effect was LIBOR plus 1.75%. Prior to and including March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." As of December 31, 2016, the one, two, three and six month LIBOR was 0.77%, 0.82%, 1.00% and 1.32%, respectively. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Prior to and including March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by AVF LP under the SBA Debentures, each as described below, and certain other investments.

        For the years ended December 31, 2016, 2015 and 2014, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stated interest expense	$18	$1	$1
Facility fees	2	5	5
Amortization of debt issuance costs	3	3	3

Total interest and credit facility fees expense	$23	$9	$9

Cash paid for interest expense	$18	$1	$1
Average stated interest rate	2.29%	2.03%	2.20%
Average outstanding balance	$799	$67	$33

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility") that as of December 31, 2016 allowed Ares Capital CP to borrow up to $540 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. As of December 31, 2016, the end of the reinvestment period and the stated maturity date for the Revolving Funding Facility was May 14, 2017 and May 14, 2019, respectively. As of December 31, 2016, the Revolving Funding Facility also provided for a feature that allowed, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865. See Note 18 for a subsequent event relating to an amendment to the Revolving Funding Facility.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2016, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2016 and 2015, there was $155 and $250 outstanding, respectively, under the Revolving Funding Facility. As of December 31, 2016, the interest rate charged on the Revolving Funding Facility was based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of December 31, 2016, the interest rate in effect was LIBOR plus 2.25%. See Note 18 for a subsequent event relating to an amendment to the Revolving Funding Facility. Since May 14, 2014, Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. Prior to and including May 13, 2014, Ares Capital CP was required to pay a commitment fee between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the years ended December 31, 2016, 2015 and 2014, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stated interest expense	$4	$2	$4
Facility fees	2	4	4
Amortization of debt issuance costs	2	2	2

Total interest and credit facility fees expense	$8	$8	$10

Cash paid for interest expense	$3	$3	$4
Average stated interest rate	2.80%	2.47%	2.41%
Average outstanding balance	$142	$64	$164

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, that allows ACJB to borrow up to $400 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2016, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2016 and 2015, there was $105 and $110 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of December 31, 2016, the interest rate in effect was LIBOR plus 2.00%. Prior to and including June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." As of December 31, 2016 and 2015, the interest rate in effect was based on one month LIBOR, which was 0.77% and 0.43%, respectively. Since March 15, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. Prior to and including March 14, 2014, ACJB was required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the years ended December 31, 2016, 2015 and 2014, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stated interest expense	$3	$1	$1
Facility fees	1	1	1
Amortization of debt issuance costs	1	1	1

Total interest and credit facility fees expense	$5	$3	$3

Cash paid for interest expense	$3	$1	$—
Average stated interest rate	2.29%	2.09%	2.16%
Average outstanding balance	$112	$31	$22

SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, Ares Venture Finance, L.P. ("AVF LP"), received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures (the "SBA Debentures"), subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 and as of December 31, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of December 31, 2016, AVF LP had $25 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. As of December 31, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of December 31, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

        For the years ended December 31, 2016 and 2015, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

	For the Years Ended December 31,
	2016	2015
Stated interest expense	$1	$—
Amortization of debt issuance costs	—	—

Total interest and credit facility fees expense	$1	$—

Cash paid for interest expense	$1	$—
Average stated interest rate	3.41%	2.42%
Average outstanding balance	$25	$18

  Convertible Unsecured Notes

        The Company has issued $162 aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270 aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300 aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Unsecured Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). To the extent the 2017 Convertible Notes are converted, the Company has elected to settle with a combination of cash and shares of its common stock. Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of December 31, 2016 are listed below.

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.46	$16.91	$17.53
Closing stock price date	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.86	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	53.0342	50.9054	50.0292
Conversion dates	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of December 31, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of December 31, 2016, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2016, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$5	$6	$4
Equity issuance costs(1)	$—	$—	$—
Equity component, net of issuance costs(2)	$5	$5	$1

(1)
At time of issuance.

(2)
At time of issuance and as of December 31, 2016.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of December 31, 2016, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$162	$270	$300
Debt issuance costs, net of amortization	—	(1)	(2)
Original issue discount, net of accretion	—	(2)	(2)

Carrying value of debt	$162	$267	$296

Stated interest rate	4.875%	4.750%	4.375%
Effective interest rate(1)	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        In February 2016, the Company repaid in full the $575 aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") upon their maturity. In June 2016, the Company repaid in full the $230 aggregate principal amount of unsecured convertible notes (the "June 2016 Convertible Notes") upon their maturity.

        For the years ended December 31, 2016, 2015 and 2014, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes, the February 2016 Convertible Notes and the June 2016 Convertible Notes are listed below.

	For the Years Ended December 31,
	2016	2015	2014
Stated interest expense	$42	$79	$79
Amortization of debt issuance costs	4	7	7
Accretion of original issue discount	6	17	15

Total interest expense	$52	$103	$101

Cash paid for interest expense	$56	$79	$79

        See Note 18 for a subsequent event regarding an additional issuance of unsecured convertible notes.

  Unsecured Notes

  2018 Notes

        The Company had issued $750 in aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600 in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150 in aggregate principal amount of the 2018 Notes were issued at a premium to the principal amount.

  2020 Notes

        The Company had issued $600 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200 in aggregate principal amount of the 2020 Notes were issued at a premium to the principal amount.

  January 2022 Notes

        The Company had issued $600 in aggregate principal amount of unsecured notes that mature on January 19, 2022 (the "January 2022 Notes"). The January 2022 Notes bear interest at a rate of 3.625% per year, payable semi-annually and all principal is due upon maturity. The January 2022 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the January 2022 Notes, and any accrued and unpaid interest. The January 2022 Notes were issued at a discount to the principal amount.

  October 2022 Notes

        The Company had issued $183 in aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes, the January 2022 Notes, and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of December 31, 2016 and

2015, the outstanding principal was $230 and $230 respectively, and the carrying value was $182 and $182, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

  February 2022 Notes

        In March 2015, the Company redeemed the $144 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes") in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $145, which resulted in a realized loss on the extinguishment of debt of $4.

  2040 Notes

        In October 2015, the Company redeemed the $200 aggregate principal amount of unsecured notes that were scheduled to mature on October 15, 2040 (the "2040 Notes") in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $201, which resulted in a realized loss on the extinguishment of debt of $7.

        For the years ended December 31, 2016, 2015 and 2014, the components of interest expense and cash paid for interest expense for the Unsecured Notes are listed below. For the year ended December 31, 2015 and 2014, the following also includes components of interest expense and cash paid for interest expense for the 2040 Notes and the February 2022 Notes.

	For the Years Ended December 31,
	2016	2015	2014
Stated interest expense	$93	$100	$90
Amortization of debt issuance costs	4	4	3
Net accretion of original issue discount	—	—	—
Accretion of purchase discount	—	—	—

Total interest expense	$97	$104	$93

Cash paid for interest expense	$87	$97	$85

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2016, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. As of December 31, 2016 and 2015, the counterparty to these forward currency contracts was Bank of Montreal. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the year ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date (the "Forward Sale Agreement"). The value of the Forward Sale Agreement with the SDLP changed as the fair value of the identified loans changed and as additional loans were added to such agreement. In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. In conjunction with the initial funding, the Company and Varagon and its clients sold investment commitments to the SDLP and the Forward Sale Agreement was terminated. For the years ended December 31, 2016 and 2015, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and as of December 31, 2015 in "other assets" in the accompanying consolidated balance sheet.

        Forward currency contracts are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of December 31, 2016 and 2015.

	As of December 31, 2016
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	€2	1/5/2017	3	(3)	—	Other Assets

Total			$3	$(3)	$—

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45	1/6/2016	$1	$—	$—	Other Assets
Foreign currency forward contract	€4	1/6/2016	—	—	—	Other Assets
Forward sale agreement	$316	—	3	—	—	Other Assets

Total			$4	$—	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below. As of December 31, 2016 and 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2016	2015
Total revolving and delayed draw loan commitments	$411	$419
Less: drawn commitments	(81)	(123)

Total undrawn commitments	330	296
Less: commitments substantially at discretion of the Company	(12)	(6)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$318	$290

        Included within the total revolving and delayed draw loan commitments as of December 31, 2016 and 2015 were delayed draw loan commitments totaling $92 and $149, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of December 31, 2016 were commitments to issue up to $52 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2016, the Company had $12 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $11 expire in 2017 and $1 expires in 2018.

        The Company also has commitments to co-invest in the SSLP and the SDLP for the Company's portion of the SSLP's and the SDLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP and the SDLP. See Note 4 for more information.

        As of December 31, 2016 and 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2016	2015
Total private equity commitments	$57	$107
Less: funded private equity commitments	(17)	(21)

Total unfunded private equity commitments	40	86
Less: private equity commitments substantially at discretion of the Company	(39)	(84)

Total net adjusted unfunded private equity commitments	$1	$2

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

  Lease Commitments

        The Company is obligated under a number of operating leases and subleases for office spaces with terms ranging from less than one year to more than 15 years. Total rent expense incurred by the Company for the years ended December 31, 2016, 2015 and 2014 was $4, $4 and $3, respectively.

        The following table shows future minimum payments under the Company's operating leases and subleases where it is a sublessee as of December 31, 2016:

For the Years Ended December 31,	Amount
2017	$9
2018	9
2019	9
2020	9
2021	9
Thereafter	40

Total	$85

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and IHAM. See Note 13 for further description of these subleases.

        The following table shows future expected rental payments to be received under the Company's subleases where the Company is the sublessor as of December 31, 2016. The current allocations reflected below are as of December 31, 2016. The allocations in connection with the Company's subleases are subject to change and future review. Further, such allocations are subject to change depending on the composition of, and functions performed by, the staff in each office.

For the Years Ended December 31,	Amount
2017	$6
2018	6
2019	6
2020	6
2021	6
Thereafter	27

Total	$57

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2016 and 2015. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of December 31, 2016
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,036	Yield analysis	Market yield	5.5% - 20.0%	9.3%
Second lien senior secured loans	2,987	Yield analysis	Market yield	8.4% - 20.8%	10.7%
Subordinated certificates of the SDLP	270	Yield analysis	Yield	11.0% - 12.0%	11.5%
Subordinated certificates of the SSLP	1,914	Discounted cash flow analysis	Discount rate	6.5% - 7.5%	7.0%
Senior subordinated debt	714	Yield analysis	Market yield	9.8% - 17.5%	12.2%
Preferred equity securities	273	EV market multiple analysis	EBITDA multiple	3.5x - 14.8x	8.6	x
Other equity securities and other	619	EV market multiple analysis	EBITDA multiple	5.0x - 16.4x	10.7	x

Total Investments	$8,813

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,639	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,885	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	376	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2	x
Other equity securities and other	630	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2	x

Total Investments	$9,045

Derivatives	$3	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$3

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2016:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$223	$223	$—	$—
Investments not measured at net asset value	$8,814	$1	$—	$8,813
Investments measured at net asset value(1)	$6

Total Investments	$8,820
Derivatives	$—	$—	$—	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257	$257	$—	$—
Investments not measured at net asset value	$9,049	$4	$—	$9,045
Investments measured at net asset value(1)	$7

Total Investments	$9,056
Derivatives	$4	$—	$1	$3

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2016:

As of and For the Year Ended December 31, 2016
Balance as of December 31, 2015	$9,045
Net realized gains	105
Net unrealized losses	(113)
Purchases	3,474
Sales	(1,776)
Redemptions	(1,970)
Payment-in-kind interest and dividends	48
Net accretion of discount on securities	6
Net transfers in and/or out of Level 3	(6)

Balance as of December 31, 2016	$8,813

        As of December 31, 2016, the net unrealized depreciation on the investments that use Level 3 inputs was $223. For the year ended December 31, 2016, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the year ended December 31, 2016:

As of and For the Year Ended December 31, 2016
Balance as of December 31, 2015	$3
Net unrealized appreciation reversed related to termination of the Forward Sale Agreement	(3)

Balance as of December 31, 2016	$—

        As of December 31, 2016, the Company did not have any net unrealized appreciation on the derivatives that use Level 3 inputs.

        For the year ended December 31, 2016, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2016, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(139).

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$9,016
Net realized gains	114
Net unrealized losses	(241)
Purchases	3,881
Sales	(1,772)
Redemptions	(1,967)
Payment-in-kind interest and dividends	24
Net accretion of discount on securities	4
Net transfers in and/or out of Level 3	(14)

Balance as of December 31, 2015	$9,045

        As of December 31, 2015, the net unrealized depreciation on the investments that use Level 3 inputs was $101. For the year ended December 31, 2015, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$—
Net unrealized gains	3

Balance as of December 31, 2015	$3

        As of December 31, 2015, the net unrealized appreciation on the derivatives that use Level 3 inputs was $3.

        For the year ended December 31, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2015, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(201).

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2016 and 2015. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2016			2015
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	571		$571	$515		$515
Revolving Funding Facility	155		155	250		250
SMBC Funding Facility	105		105	110		110
SBA Debentures	24		25	21		22
February 2016 Convertible Notes (principal amount outstanding of $0 and $575, respectively)	—	(2)	—	574	(3)	575
June 2016 Convertible Notes (principal amount outstanding of $0 and $230, respectively)	—	(2)	—	228	(3)	230
2017 Convertible Notes (principal amount outstanding of $162)	162	(3)	163	160	(3)	164
2018 Convertible Notes (principal amount outstanding of $270)	267	(3)	278	264	(3)	271
2019 Convertible Notes (principal amount outstanding of $300)	296	(3)	312	295	(3)	299
2018 Notes (principal amount outstanding of $750)	745	(4)	776	743	(4)	778
2020 Notes (principal amount outstanding of $600)	596	(5)	608	594	(5)	607
January 2022 Notes (principal amount outstanding of $600 and $0, respectively)	592	(6)	584	—		—
October 2022 Notes (principal amount outstanding of $183)	179	(7)	184	178	(7)	182
2047 Notes (principal amount outstanding of $230)	182	(8)	228	182	(8)	230

	$3,874	(9)	$3,989	$4,114	(9)	$4,233

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
See Note 5 for more information on the repayments of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

(3)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(4)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium recorded upon the issuances of the 2018 Notes.

(5)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes.

(6)
Represents the aggregate principal amount outstanding of the January 2022 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the January 2022 Notes.

(7)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(9)
Total principal amount of debt outstanding totaled $3,951 and $4,197 as of December 31, 2016 and 2015, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2016 and 2015:

	As of December 31,
Fair Value Measurements Using	2016	2015
Level 1	$413	$412
Level 2	3,576	3,821

Total	$3,989	$4,233

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the years ended December 31, 2016 and 2015. The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2014:

	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15.5	$16.63	$258

Total for the year ended December 31, 2014	15.5		$258

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offerings to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective. See Note 12 for information regarding shares of common stock issued or purchased in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program was scheduled to expire on February 28, 2017, unless extended or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. As of December 31, 2016, the Company had repurchased a total of 0.5 shares of its common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $93 available for additional repurchases under the program.

        In May 2016, the Company suspended its stock repurchase program pending the completion of the American Capital Acquisition (see Note 16 for more information). During the year ended

December 31, 2016, the Company repurchased a total of 0.4 shares of the Company's common stock in the open market for $5 under the stock repurchase program. The shares were repurchased at an average price of $13.94 per share, including commissions paid. During the year ended December 31, 2015, the Company repurchased a total of 0.1 shares of the Company's common stock in the open market for $2. The shares were repurchased at an average price of $13.86 per share, including commissions paid. See Note 18 for a subsequent event relating to the stock repurchase program.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2016, 2015 and 2014:

	For the Years Ended December 31,
	2016	2015	2014
Net increase in stockholders' equity resulting from operations available to common stockholders	$474	$379	$591
Weighted average shares of common stock outstanding—basic and diluted	314	314	305
Basic and diluted net increase in stockholders' equity resulting from operations per share	$1.51	$1.20	$1.94

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the years ended December 31, 2016, 2015 and 2014 were less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2016, 2015 and 2014, respectively. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes, the February 2016 Convertible Notes and the June 2016 Convertible Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends paid and distributions made to the Company's stockholders are reported by the Company to the stockholders as ordinary income, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2016, 2015 and 2014 were taxable as follows (unaudited):

	For the Years Ended December 31,
	2016	2015	2014
Ordinary income(1)	$1.26	$1.56	$1.57
Capital gains	0.26	0.01	—

Total(2)	$1.52	$1.57	$1.57

(1)
For the years ended December 31, 2016, 2015 and 2014, ordinary income included dividend income of approximately $0.0892, $0.0730 and $0.1055, per share, respectively, that qualified to be taxed at the maximum capital gains rate. For certain eligible corporate shareholders, these dividends were eligible for the dividends received deduction.

(2)
For the years ended December 31, 2016, 2015 and 2014, dividends paid were comprised of interest-sourced dividends in amounts equal to 81.4%, 91.1% and 90.1% of total dividends paid, respectively.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2016, 2015 and 2014:

	For the Years Ended December 31,
	2016	2015	2014
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$474	$379	$591
Adjustments:
Net unrealized losses (gains) on investments, foreign currency and other transactions	130	246	(59)
Income not currently taxable	(39)	(56)	(61)
Income for tax but not book	25	49	10
Expenses not currently deductible	28	14	44
Expenses for tax but not book	(5)	(3)	(5)
Realized gain/loss differences	(58)	(44)	(101)

Taxable income	$555	$585	$419

(1)
The calculation of estimated 2016 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2016 taxable income will not be finally determined until the Company's 2016 tax return is filed in 2017 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. In addition, on April 1, 2010, the Company acquired Allied Capital in a tax-free merger, which has caused certain merger-related items to vary in their deductibility for GAAP and tax purposes.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2016, the Company estimates that it will have a capital loss carryforward of approximately $127 available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized tax basis net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the Allied Acquisition through December 31, 2016, that have not yet been deducted for tax purposes as their deductibility in years since the Allied Acquisition was limited by the Code. While the Company's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2016, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2017. The amount carried forward to 2017 is estimated to be approximately $339, of which $290 is ordinary income and $49 is capital gain net income, although these amounts will not be finalized until the 2016 tax returns are filed in 2017. For 2015 and 2014, the

Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company elected to carry forward the excess for distribution to shareholders in 2016 and 2015, respectively. The amount carried forward to 2016 and 2015 was approximately $262 and $171, respectively. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2016, 2015 and 2014, a net expense of $12, $9 and $6, respectively, was recorded for U.S. federal excise tax. The net expense for the years ended December 31, 2016, 2015 and 2014 each included a reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1, $1 and $2, respectively.

        As of December 31, 2016, the estimated cost basis of investments for tax purposes was $9.8 billion resulting in estimated gross unrealized gains and losses of $0.1 billion and $0.8 billion, respectively. As of December 31, 2015, the estimated cost basis of investments for tax purposes was $10.0 billion resulting in estimated gross unrealized gains and losses of $0.05 billion and $1.0 billion, respectively. As of December 31, 2016 and 2015, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $9.0 billion and $9.1 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2016, the Company increased accumulated undistributed net investment income by $21 and decreased capital in excess of par value by $21. During the year ended December 31, 2015, the Company decreased accumulated overdistributed net investment income by $17, increased accumulated net realized loss on investments by $3 and decreased capital in excess of par value by $14. During the year ended December 31, 2014, the Company decreased accumulated overdistributed net investment income by $18, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $95 and increased capital in excess of par value by $77.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2016, 2015 and 2014, the Company recorded a tax expense of approximately $9, $9 and $12, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends or distributions declared during the years ended December 31, 2016, 2015 and 2014:

Date declared	Record date	Payment date	Per share amount		Total amount
November 2, 2016	December 15, 2016	December 30, 2016	$0.38		$119
August 3, 2016	September 15, 2016	September 30, 2016	0.38		119
May 4, 2016	June 15, 2016	June 30, 2016	0.38		119
February 26, 2016	March 15, 2016	March 31, 2016	0.38		120

Total declared for 2016			$1.52		$477

November 4, 2015	December 15, 2015	December 31, 2015	$0.38		$120
August 4, 2015	September 15, 2015	September 30, 2015	0.38		119
May 4, 2015	June 15, 2015	June 30, 2015	0.38		119
February 26, 2015	March 13, 2015	March 31, 2015	0.38		119
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	16

Total declared for 2015			$1.57		$493

November 4, 2014	December 15, 2014	December 31, 2014	$0.38		$120
August 5, 2014	September 15, 2014	September 30, 2014	0.38		119
May 6, 2014	June 16, 2014	June 30, 2014	0.38		113
February 26, 2014	March 14, 2014	March 31, 2014	0.38		113
November 5, 2013	March 14, 2014	March 28, 2014	0.05	(1)	15

Total declared for 2014			$1.57		$480

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2016, 2015 and 2014, was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Shares issued	—	0.4	0.6
Average issue price per share	$—	$17.17	$17.74
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	1.3	0.7	0.7
Average purchase price per share	$15.14	$15.70	$15.93

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2016, 2015 and 2014, the Company's investment adviser or its affiliates incurred such expenses totaling $5, $7 and $6, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the years ended December 31, 2016, 2015 and 2014, amounts payable to the Company under these subleases totaled $6, $5 and $4, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the years ended December 31, 2016, 2015 and 2014, amounts payable to Ares Management LLC under these subleases totaled $1, $1 and $1, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the years ended December 31, 2016 and 2015, amounts payable to the Company under these agreements totaled $0 million and $0 million, respectively. For the year ended December 31, 2014, there was no amount payable to the Company as there was no such agreements in place during the period.

        See Notes 3, 4, 6 and 16 for descriptions of other related party transactions.

14.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2016, 2015 and 2014:

	As of and For the Years Ended December 31,
Per Share Data:	2016	2015	2014
Net asset value, beginning of period(1)	$16.46	$16.82	$16.46
Issuances of common stock	—	0.01	—
Repurchases of common stock	—	(0.01)	—
Net investment income for period(2)	1.57	1.62	1.43
Net realized and unrealized gains(losses) for period(2)	(0.06)	(0.41)	0.50

Net increase in stockholders' equity	1.51	1.21	1.93
Total distributions to stockholders(3)	(1.52)	(1.57)	(1.57)

Net asset value at end of period(1)	$16.45	$16.46	$16.82

Per share market value at end of period	$16.49	$14.25	$15.61
Total return based on market value(4)	26.39%	1.35%	(3.32)%
Total return based on net asset value(5)	9.15%	7.16%	11.79%
Shares outstanding at end of period	314	314	314
Ratio/Supplemental Data:
Net assets at end of period	$5,165	$5,173	$5,284
Ratio of operating expenses to average net assets(6)(7)	9.59%	9.51%	10.46%
Ratio of net investment income to average net assets(6)(8)	9.58%	9.75%	8.71%
Portfolio turnover rate(6)	39%	42%	39%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for the three months ended March 31, 2015.

(4)
For the year ended December 31, 2016, the total return based on market value equaled the increase of the ending market value at December 31, 2016 of $16.49 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the market value at December 31, 2015. For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the year ended December 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the beginning net asset value for the period. For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the year ended December 31, 2016, the ratio of operating expenses to average net assets consisted of 2.64% of base management fees, 2.29% of income based fees and capital gains incentive fees, 3.58% of the cost of borrowing and 1.08% of other operating expenses. For the year ended December 31, 2015, the ratio of operating expenses to average net assets consisted of 2.55% of base management fees, 2.31% of income based fees and capital gains incentive fees, 4.32% of the cost of borrowing and 0.33% of other operating expenses. For the year ended December 31, 2014, the ratio of operating expenses to average net assets consisted of 2.51% of base management fees, 2.90% of income based fees and capital gains incentive fees, 4.24% of the cost of borrowing and 0.81% of other operating expenses.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

15.   SELECTED QUARTERLY DATA (Unaudited)

	2016
	Q4	Q3	Q2	Q1
Total investment income	$261	$258	$245	$248
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$157	$164	$144	$147
Income based fees and capital gains incentive fees	$19	$27	$39	$33
Net investment income before net realized and unrealized gains (losses)	$138	$137	$105	$114
Net realized and unrealized gains (losses)	$(63)	$(28)	$53	$18
Net increase in stockholders' equity resulting from operations	$75	$109	$158	$132
Basic and diluted earnings per common share	$0.24	$0.35	$0.50	$0.42
Net asset value per share as of the end of the quarter	$16.45	$16.59	$16.62	$16.50

	2015
	Q4	Q3	Q2	Q1
Total investment income	$262	$261	$249	$253
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$151	$160	$145	$147
Income based fees and capital gains incentive fees	$4	$29	$36	$25
Net investment income before net realized and unrealized gains (losses)	$147	$131	$108	$122
Net realized and unrealized gains (losses)	$(132)	$(14)	$38	$(21)
Net increase in stockholders' equity resulting from operations	$15	$117	$146	$101
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$271	$253	$225	$240
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166	$151	$128	$141
Income based fees and capital gains incentive fees	$38	$45	$36	$29
Net investment income before net realized and unrealized gains	$128	$106	$92	$112
Net realized and unrealized gains	$25	$72	$51	$5
Net increase in stockholders' equity resulting from operations	$153	$178	$143	$117
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

16.   AMERICAN CAPITAL ACQUISITION

        On May 23, 2016, the Company entered into a definitive agreement (the "Merger Agreement") to acquire American Capital, Ltd. ("American Capital"), a Delaware corporation, in a cash and stock transaction (the "American Capital Acquisition"). The board of directors of both companies each unanimously approved the American Capital Acquisition and on December 15, 2016, American Capital's stockholders approved the merger and the Company's stockholders approved the issuance of shares of the Company's common stock to American Capital's stockholders. See Note 18 for a subsequent event relating to the closing of the American Capital Acquisition on January 3, 2017.

        In connection with the American Capital Acquisition, American Capital Asset Management, LLC, a wholly owned portfolio company of American Capital, will merge with and into IHAM, with IHAM remaining as the surviving entity as a wholly owned portfolio company of the Company.

        Additionally, on May 23, 2016, the Company entered into an agreement with Ares Capital Management, its investment adviser (the "Transaction Support Agreement") in connection with the American Capital Acquisition. Under the terms of the Transaction Support Agreement, the Company's investment adviser (i) provided approximately $275 of cash consideration, or $1.20 per share of American Capital common stock, paid to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) will waive, for each of the first 10 calendar quarters beginning with the second quarter of 2017, the lesser of (x) $10 of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent earned and payable by the Company in such quarter pursuant to and as calculated under the Company's investment advisory and management agreement.

        The American Capital Acquisition will be accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations-Related Issues. The fair value of the merger consideration paid by the Company is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by the Company, then the Company would recognize a deemed contribution from Ares Capital Management in an amount up to the cash consideration to be paid by Ares Capital Management described above. If the fair value of the net assets acquired exceeds the fair value of the aggregate merger consideration paid by the Company and by Ares Capital Management, then the Company would recognize a purchase accounting gain. Alternatively, if the fair value of the net assets acquired is less than the fair value of the merger consideration paid by the Company, then the Company would recognize a purchase accounting loss.

17.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the Company's activities or the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the Action) filed in the United States District Court for the Eastern District of Pennsylvania (the Pennsylvania Court) by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the Delaware Court) pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported fraudulent transfer involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425, of which the complaint states the Company's individual share is approximately $117, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

18.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2016, except as disclosed below.

        On January 3, 2017, the Company completed the American Capital Acquisition in a cash and stock transaction, pursuant to the terms and conditions of the Merger Agreement. Pursuant to the Merger Agreement, American Capital shareholders received approximately $18.06 per share comprised of: (i) $14.41 per share from the Company consisting of approximately $6.48 per share of cash (including a make-up dividend in the amount of $0.07 per share) and 0.483 shares of the Company's common stock for each American Capital share at a value of $7.93 per American Capital share (based on the closing price per share of the Company's common stock on January 3, 2017), (ii) $2.45 per share of cash from American Capital's previously announced sale of American Capital Mortgage Management, LLC, and (iii) approximately $1.20 per share of cash as transaction support provided by Ares Capital Management LLC, the Company's investment adviser, acting solely on its own behalf. As of January 3, 2017, the transaction was valued at approximately $4.2 billion. In connection with the stock consideration, the Company issued approximately 112 million shares of its common stock to American Capital's then-existing stockholders (including outstanding in-the-money American Capital stock options), thereby resulting in the Company's then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company.

        In January 2017, the Company entered into an agreement to amend the Revolving Funding Facility that, among other things, (a) increased the commitments under the Revolving Funding Facility from $540 to $1.0 billion, (b) extended the reinvestment period from May 14, 2017 to January 3, 2019, (c) extended the stated maturity date from May 14, 2019 to January 3, 2022, (d) modified the interest rate charged on the Revolving Funding Facility from a rate based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% or on a "base rate" (as defined in the agreements governing the Revolving Funding Facility) over applicable spreads ranging from 1.25% to 1.50%, in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility, to a rate based on LIBOR plus 2.30% per annum or a "base rate" plus 1.30% per annum, (e) added a commitment termination premium in an amount equal to 1.00% for any commitment reduction prior to January 3, 2018 and 0.50% for any commitment reduction prior to July 3, 2018, and (f) modified certain loan portfolio concentration limits.

        In January 2017, the Company entered into an agreement to amend and restate the Revolving Credit Facility that, among other things, (a) added a term loan tranche in an amount equal to $383 with stated maturity dates equal to the extended stated maturity dates applicable to the extending revolving lenders, (b) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $1.6 billion from May 4, 2020 to January 4, 2021, during which period the Company, subject to certain conditions, may make borrowings under the Revolving Credit Facility, (c) extended the stated maturity date for certain lenders electing to extend their revolving commitments in an amount equal to $1.6 billion from May 4, 2021 to January 4, 2022, (d) permitted certain lenders who previously elected not to extend their commitments in an amount equal to $45 to remain subject to the revolving period and stated maturity in respect of their non-extending commitments applicable to such lenders in the existing revolver, and (e) permitted certain lenders electing not to extend their commitments in an amount equal to $75 to remain subject to the revolving period and stated maturity in the Revolving Credit Facility prior to this amendment in respect of their non-extending commitments.The total size of the Revolving Credit Facility is $2.1 billion following the amendment and restatement thereof. The Revolving Credit Facility includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility by an amount up to $1.0 billion.

        In January 2017, the Company issued $350 aggregate principal amount of unsecured convertible notes that mature on February 1, 2022 (the "2022 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the 2022 Convertible Notes prior to maturity. In February 2017, the initial purchasers of the 2022 Convertible Notes exercised their option to purchase an additional $38 aggregate principal amount of the 2022 Convertible Notes bringing the total aggregate principal amount outstanding of the 2022 Convertible Notes to $388. The 2022 Convertible Notes bear interest at a rate of 3.75% per year, payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2017. In certain circumstances, the 2022 Convertible Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of the Company's common stock, at its election, at an initial conversion rate of 51.5756 shares of common stock per one thousand dollar principal amount of the 2022 Convertible Notes, which was equivalent to an initial conversion price of approximately $19.39 per share of the Company's common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 15% above the $16.86 per share closing price of the Company's common stock on January 23, 2017.

        In February 2017, the Company's board of directors authorized an amendment to its stock repurchase program to (a) increase the total authorization under the program from $100 to $300 and (b) extend the expiration date of the program from February 28, 2017 to February 28, 2018. Under the stock repurchase program, the Company may repurchase up to $300 in the aggregate of its outstanding common stock in the open market at a price per share that meets certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in millions, except per share data)

	As of
	March 31, 2017	December 31, 2016
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$7,534	$5,940
Non-controlled affiliate company investments	210	185
Controlled affiliate company investments	3,663	2,695

Total investments at fair value (amortized cost of $11,602 and $9,034, respectively)	11,407	8,820
Cash and cash equivalents	247	223
Interest receivable	128	112
Receivable for open trades	75	29
Other assets	133	61

Total assets	$11,990	$9,245

LIABILITIES
Debt	$4,585	$3,874
Base management fees payable	39	34
Income based fees payable	32	32
Capital gains incentive fees payable	54	38
Accounts payable and other liabilities	195	58
Interest and facility fees payable	42	44
Payable for open trades	8	—

Total liabilities	4,955	4,080
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500 common shares authorized; 426 and 314 common shares issued and outstanding, respectively	—	—
Capital in excess of par value	7,206	5,292
Accumulated undistributed (overdistributed) net investment income	(31)	37
Accumulated net realized gains on investments, foreign currency transactions, extinguishment of debt and other assets	59	57
Net unrealized losses on investments, foreign currency and other transactions	(199)	(221)

Total stockholders' equity	7,035	5,165

Total liabilities and stockholders' equity	$11,990	$9,245

NET ASSETS PER SHARE	$16.50	$16.45

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share data)

(unaudited)

	For the Three Months Ended March 31,
	2017	2016
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$168	$140
Capital structuring service fees	12	15
Dividend income	6	6
Other income	4	4

Total investment income from non-controlled/non-affiliate company investments	190	165
From non-controlled affiliate company investments:
Interest income from investments	4	4

Total investment income from non-controlled affiliate company investments	4	4
From controlled affiliate company investments:
Interest income from investments	59	63
Capital structuring service fees	—	1
Dividend income	18	10
Management and other fees	3	5
Other income	1	—

Total investment income from controlled affiliate company investments	81	79

Total investment income	275	248

EXPENSES:
Interest and credit facility fees	55	50
Base management fees	39	35
Income based fees	32	29
Capital gain incentive fees	16	4
Administrative fees	3	4
Professional fees and other costs related to the American Capital Acquisition	26	1
Other general and administrative	8	7

Total expenses	179	130

NET INVESTMENT INCOME BEFORE INCOME TAXES	96	118
Income tax expense, including excise tax	2	5

NET INVESTMENT INCOME	94	113
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	6	19
Controlled affiliate company investments	7	6
Foreign currency and other transactions	(11)	2

Net realized gains	2	27
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(14)	(21)
Non-controlled affiliate company investments	1	10
Controlled affiliate company investments	31	6
Foreign currency and other transactions	4	(3)

Net unrealized gains (losses)	22	(8)

Net realized and unrealized gains from investments, foreign currency and other transactions	24	19

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$118	$132

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$0.28	$0.42

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	422	314

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2017
(dollar amounts in millions)
(unaudited)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value	Percentage of Net Assets
Investment Funds and Vehicles
ACAS CLO 2007-1, Ltd.(8)(9)(10)	Investment vehicle	Subordinated notes ($25.9 par due 4/2021)		1/3/2017	—	—

ACAS Equity Holdings Corporation(8)(10)	Investment company	Common stock (589 shares)		1/3/2017	0.5	0.4

Ares IIIR/IVR CLO Ltd.(9)(10)	Investment vehicle	Subordinated notes ($20.0 par due 4/2021)	10.80%	1/3/2017	5.7	5.4

Babson CLO Ltd. 2006-II(9)(10)	Investment vehicle	Income notes ($15.0 par due 10/2020)		1/3/2017	—	—

Babson CLO Ltd. 2013-II(9)(10)	Investment vehicle	Income notes ($5.0 par due 1/2025)	10.00%	1/3/2017	3.1	3.1

Babson CLO Ltd. 2014-I(9)(10)	Investment vehicle	Subordinated notes ($8.5 par due 7/2025)	13.20%	1/3/2017	4.7	5.1

Babson CLO Ltd. 2014-II(9)(10)	Investment vehicle	Subordinated notes ($25.0 par due 10/2026)	19.00%	1/3/2017	12.9	14.3

Blue Hill CLO, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($23.1 par due 11/2023)	16.00%	1/3/2017	7.7	8.2
		Subordinated notes ($0.3 par due 1/2026)	44.70%	1/3/2017	—	0.1

					7.7	8.3

Blue Wolf Capital Fund II, L.P.(9)(10)	Investment partnership	Limited partnership interest (8.50% interest)		1/3/2017	8.0	8.1

Carlyle Global Market Strategies CLO 2015-3, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($24.6 par due 7/2028)	11.60%	1/3/2017	20.0	19.5

Carlyle Global Market Strategies CLO 2013-3, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($5.0 par due 7/2025)	12.50%	1/3/2017	2.8	2.6

Cent CDO 12 Limited(9)(10)	Investment vehicle	Income notes ($26.4 par due 11/2020)	10.00%	1/3/2017	27.3	26.4

Cent CLO 22 Limited(9)(10)	Investment vehicle	Subordinated notes ($45.4 par due 11/2026)	10.30%	1/3/2017	25.2	23.4

Cent CLO 24 Limited(9)(10)	Investment vehicle	Subordinated notes ($28.0 par due 10/2026)	10.30%	1/3/2017	22.0	21.4

Centurion CDO 8 Limited(9)(10)	Investment vehicle	Subordinated notes ($5.0 par due 3/2019)		1/3/2017	—	—

CoLTs 2005-1 Ltd.(8)(9)(10)	Investment vehicle	Preferred shares (360 shares)		1/3/2017	—	—

CoLTs 2005-2 Ltd.(8)(9)(10)	Investment vehicle	Preferred shares (34,170,000 shares)		1/3/2017	—	—

CREST Exeter Street Solar 2004-1(9)(10)	Investment vehicle	Preferred shares (3,500,000 shares)		1/3/2017	—	—

Eaton Vance CDO X plc(9)(10)	Investment vehicle	Subordinated notes ($15.0 par due 2/2027)	11.30%	1/3/2017	4.7	5.6

European Capital UK SME Debt LP(8)(9)(10)(26)	Investment partnership	Limited partnership interest (45% interest)		1/3/2017	28.1	30.5

Flagship CLO V(9)(10)	Investment vehicle	Subordinated securities (15,000 shares)		1/3/2017	—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
GoldenTree Loan Opportunities VII, Limited(9)(10)	Investment vehicle	Subordinated notes ($35.3 par due 4/2025)	11.50%	1/3/2017	21.6	21.6

Halcyon Loan Advisors Funding 2014-1 Ltd.(9)(10)	Investment vehicle	Subordinated notes ($1.3 par due 4/2026)	19.00%	1/3/2017	0.5	0.5

Halcyon Loan Advisors Funding 2015-2, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($21.7 par due 7/2027)	14.80%	1/3/2017	15.4	14.5

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	0.1

Herbert Park B.V.(9)(10)	Investment vehicle	Subordinated notes ($24.0 par due 10/2026)	13.80%	1/3/2017	19.8	19.7

Imperial Capital Private Opportunities, LP(10)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4.1	16.4	(2)

LightPoint CLO VII, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($9.0 par due 5/2021)		1/3/2017	—	—

Montgomery Lane, LLC and Montgomery Lane, Ltd.(8)(9)(10)	Investment company	Common stock (100 shares)		1/3/2017	2.0	3.7
		Common stock (50,000 shares)		1/3/2017	—	—

					2.0	3.7

NYLIM Flatiron CLO 2006-1 LTD.(9)(10)	Investment vehicle	Subordinated securities (10,000 shares)		1/3/2017	—	—

Octagon Investment Partners XVIII, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($16.4 par due 12/2024)	13.30%	1/3/2017	7.4	8.1

Octagon Investment Partners XIX, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($25.0 par due 4/2026)	11.50%	1/3/2017	11.9	11.6

OHA Credit Partners XI, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($17.8 par due 10/2028)	11.70%	1/3/2017	14.8	14.3

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.1	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.5	3.5	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	7.5	12.8	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	4.1	4.1	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.6	1.5

Qualium Investissement(9)(10)	Investment company	Class A common stock (99,000 shares)		1/3/2017	7.3	7.0
		Class B common stock (100,000 shares)		1/3/2017	0.1	0.1
		Class C common stock (48,939 shares)		1/3/2017	0.1	—

					7.5	7.1

Sapphire Valley CDO I, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($14.0 par due 12/2022)		1/3/2017	—	—

Senior Direct Lending Program, LLC(8)(10)(28)	Co-investment vehicle	Subordinated certificates ($269.2 par due 12/2036)	9.15% (Libor + 8.00%/Q)(22)	7/27/2016	269.2	269.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Member interest (87.50% interest)		7/27/2016	—	—

					269.2	269.2

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,004.0 par due 12/2024)	6.50%(21)	10/30/2009	1,938.4	1,919.1
		Member interest (87.50% interest)		10/30/2009	—	—

					1,938.4	1,919.1

Vitesse CLO, Ltd.(9)(10)	Investment vehicle	Preferred shares (20,000,000 shares)		1/3/2017	—	—

Voya CLO 2014-4, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($26.7 par due 10/2026)	12.50%	1/3/2017	18.1	17.2

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.3	(2)

					2,519.4	2,520.5		35.89%

Business Services
Accruent, LLC and Athena Parent, Inc.(25)	Real estate and facilities management software provider	First lien senior secured revolving loan ($0.2 par due 5/2022)	8.25% (Base Rate + 4.25%/Q)	5/16/2016	0.2	0.2	(2)(20)
		Second lien senior secured loan ($53.0 par due 11/2022)	10.79% (Libor + 9.75%/Q)	9/19/2016	53.0	53.0	(2)(20)
		Series A preferred stock (778 shares)		9/19/2016	0.8	0.7	(2)
		Common stock (3,000 shares)		5/16/2016	3.0	2.9	(2)

					57.0	56.8

Acrisure, LLC, Acrisure Investors FO, LLC and Acrisure Investors SO, LLC	Retail insurance advisor and brokerage	Second lien senior secured loan ($9.7 par due 11/2024)	10.40% (Libor + 9.25%/Q)	11/22/2016	9.7	9.7	(2)(20)
		Second lien senior secured loan ($88.6 par due 11/2024)	10.25% (Libor + 9.25%/Q)	11/22/2016	88.6	88.6	(2)(20)
		Membership interests (8,502,697 units)		11/18/2016	9.7	9.7	(2)
		Membership interests (2,125,674 units)		11/18/2016	2.4	2.4	(2)

					110.4	110.4

BeyondTrust Software, Inc.(25)	Management software solutions provider	First lien senior secured loan ($29.5 par due 9/2019)	8.00% (Libor + 7.00%/Q)	1/3/2017	29.1	29.2	(3)(20)

BluePay Processing, LLC	Payment processing solutions provider	Second lien senior secured loan ($32.8 par due 8/2022)	9.54% (Libor + 8.50%/Q)	1/3/2017	32.8	32.8	(2)(20)

Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($4.7 par due 11/2018)		5/11/2015	4.5	—	(2)(19)
		First lien senior secured loan ($3.1 par due 2/2019)		5/11/2015	2.9	—	(2)(19)

		Warrant to purchase up to 184,003 units of participating convertible preferred shares (expires 8/2026)		5/11/2015	—	—	(2)

					7.4	—

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Second lien senior secured loan ($1.7 par due 5/2018)	10.55% (Libor + 9.50%/M)	7/23/2014	1.7	1.7	(2)(20)
		Second lien senior secured loan ($1.0 par due 8/2018)	10.55% (Libor + 9.50%/M)	7/23/2014	1.0	1.0	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

					2.7	2.7

Cast & Crew Payroll, LLC	Payroll and accounting services provider to the entertainment industry	Second lien senior secured loan ($26.7 par due 8/2023)	8.90% (Libor + 7.75%/Q)	1/3/2017	26.7	26.7	(2)(20)

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2.5	6.4	(2)

Clearwater Analytics, LLC(25)	Provider of integrated cloud-based investment portfolio management, accounting, reporting and analytics software	First lien senior secured revolving loan ($1.2 par due 9/2022)	8.50% (Libor + 7.50%/Q)	9/1/2016	1.2	1.2	(2)(20)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Columbo Midco Limited, Columbo Bidco Limited and Columbo Topco Limited(8)(9)	Compliance, accounting and tax consulting services provider	Preferred stock (34,028,135 shares)		1/3/2017	2.3	2.6
		Preferred stock (17,653,253 shares)		1/3/2017	21.6	22.1
		Preferred stock (3,232,666 shares)		1/3/2017	4.0	4.1

					27.9	28.8

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10.0 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10.0	10.0	(2)(20)
		Second lien senior secured loan ($11.5 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11.5	11.5	(2)(20)
		Second lien senior secured loan ($26.5 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26.5	26.5	(2)(20)
		Senior subordinated loan ($24.2 par due 8/2021)	14.00% PIK	8/8/2014	24.2	24.2	(2)

					72.2	72.2

Compusearch Software Systems, Inc.	Provider of enterprise software and services for organizations in the public sector	Second lien senior secured loan ($51.0 par due 11/2021)	9.78% (Libor + 8.75%/Q)	1/3/2017	51.0	51.0	(2)(20)

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.3	1.8	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.4	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.2	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.1	2.4

Convergint Technologies LLC	Integrated services provider for security, fire and life safety	Second lien senior secured loan ($8.0 par due 12/2017)	9.82% (Libor + 8.50%/Q)	1/3/2017	8.0	8.0	(2)(20)
		Second lien senior secured loan ($11.0 par due 12/2017)	9.92% (Libor + 8.50%/Q)	1/3/2017	11.0	11.0	(2)(20)
		Second lien senior secured loan ($75.0 par due 12/2020)	9.32% (Libor + 8.00%/Q)	1/3/2017	75.0	75.0	(2)(20)

					94.0	94.0

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Datapipe, Inc.	Data center provider	Second lien senior secured loan ($29.5 par due 9/2019)	9.00% (Libor + 8.00%/Q)	1/3/2017	28.4	28.6	(2)(20)
Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.9 par due 4/2018)	10.34% (Libor + 9.25%/M)	12/19/2014	1.9	1.7	(2)(20)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.9	1.7

DTI Holdco, Inc. and OPE DTI Holdings, Inc.(25)	Provider of legal process outsourcing and managed services	First lien senior secured loan ($4.1 par due 9/2023)	6.29% (Libor + 5.25%/Q)	9/23/2016	4.1	4.1	(2)(20)
		Class A common stock (7,500 shares)		8/19/2014	7.5	6.8	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					11.6	10.9

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($8.0 par due 1/2021)	10.26% (Libor + 9.25%/Q)	1/6/2017	8.0	7.8	(2)(20)
		Warrant to purchase up to 5,185 shares of Series A preferred stock (expires 1/2027)		1/6/2017	—	0.2	(2)
		Warrant to purchase up to 1,481 shares of Series A preferred stock (expires 12/2025)		12/3/2015	—	0.1	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock (expires 11/2024)		11/3/2014	0.1	0.1	(2)

					8.1	8.2

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

Flexera Software LLC	Provider of software and software applications that manages application usage, compliance and security risk	Second lien senior secured loan ($5.0 par due 4/2021)	8.00% (Libor + 7.00%/Q)	1/3/2017	4.8	4.9	(2)(20)

GTCR Valor Companies, Inc.	Public relations software as service provider	Second lien senior secured loan ($100.0 par due 6/2024)	10.52% (Libor + 9.50%/Q)	1/3/2017	98.1	100.0	(2)(20)

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Infogix, Inc. and Infogix Parent Corporation	Enterprise data analytics and integrity software solutions provider	First lien senior secured loan ($89.8 par due 12/2021)	7.90% (Libor + 6.75%/Q)	1/3/2017	89.8	89.8	(2)(17)(20)
		Series A preferred stock (2,475 shares)		1/3/2017	2.5	2.7
		Common stock (1,297,768 shares)		1/3/2017	—	1.3

					92.3	93.8

Inmar, Inc.	Technology-driven solutions provider for retailers, wholesalers and manufacturers	Second lien senior secured loan ($20.0 par due 1/2022)	8.15% (Libor + 7.00%/Q)	1/3/2017	20.0	20.0	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($5.9 par due 3/2021)	9.85% (Libor + 8.85%/M)	6/16/2015	5.7	5.9	(2)(18)(20)
		Second lien senior secured loan ($19.1 par due 3/2021)	9.85% (Libor + 8.85%/M)	6/16/2015	18.9	19.2	(5)(18)(20)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock (expires 6/2022)		6/16/2015	0.3	0.3	(2)

					24.9	25.4

iParadigms Holdings, LLC	Anti-plagiarism software provider to the education market	Second lien senior secured loan ($39.5 par due 7/2022)	8.40% (Libor + 7.25%/Q)	1/3/2017	38.7	38.7	(2)(20)

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($46.8 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	46.8	46.8	(3)(20)
		First lien senior secured loan ($14.8 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14.8	14.8	(4)(20)
		Preferred stock (1,485 shares)		8/4/2015	1.5	3.1	(2)
		Common stock (647,542 shares)		8/4/2015	—	—	(2)

					63.1	64.7

IQMS	Provider of enterprise resource planning and manufacturing execution software for small and midsized manufacturers	First lien senior secured loan ($37.8 par due 3/2022)	9.25% (Libor + 8.25%/Q)	3/28/2017	37.8	37.8	(2)(20)

Iron Bow Technologies, LLC	Provider and value added reseller of information technology products and solutions	Second lien senior secured loan ($15.4 par due 2/2021)	12.53% (Libor + 11.75%/Q)	1/3/2017	15.4	15.4	(2)(20)

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/24/2013	0.2	0.4	(2)

Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1.0	1.4	(2)

LLSC Holdings Corporation (dba Lawrence Merchandising Services)(8)	Marketing services provider	Series A preferred stock (9,000 shares)		1/3/2017	19.2	19.6
		Common stock (1,000 shares)		1/3/2017	—	—
		Warrant to purchase up to 675 shares of common stock (expires 9/2017)		1/3/2017	—	—

					19.2	19.6

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2.2	2.7
		Common stock (16,251 shares)		12/13/2013	2.2	5.1

					4.4	7.8

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock (expires 10/2019)		12/13/2013	—	2.4

Miles 33 (Finance) Limited(8)(9)	Software provider to the regional media industry and magazines	First lien senior secured loan ($2.2 par due 9/2018)	6.76% (Libor + 6.50%/Q)	1/3/2017	2.1	2.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($3.7 par due 9/2018)	6.76% (Libor + 6.50%/Q)	1/3/2017	3.6	3.7
		Senior subordinated loan ($15.7 par due 9/2021)	4.76% (Libor + 4.50%/Q)	1/3/2017	9.5	9.8
		Preferred stock (19,500,000 shares)		1/3/2017	—	—
		Preferred stock (900,000 shares)		1/3/2017	—	—
		Common stock (600,000 shares)		1/3/2017	—	—

					15.2	15.7

Ministry Brands, LLC and MB Parent HoldCo, L.P.(25)	Software and payment services provider to faith-based institutions	First lien senior secured revolving loan ($3.8 par due 12/2022)	6.00% (Libor + 5.00%/Q)	12/2/2016	3.8	3.8	(2)(20)
		Second lien senior secured loan ($16.6 par due 6/2023)	10.25% (Libor + 9.25%/Q)	12/2/2016	16.6	16.6	(2)(20)
		Second lien senior secured loan ($90.0 par due 6/2023)	10.25% (Libor + 9.25%/Q)	12/2/2016	89.2	90.0	(2)(20)
		Class A units (500,000 units)		12/2/2016	5.0	5.4	(2)

					114.6	115.8

Mitchell International, Inc.	Provider of mission-critical software and solutions to the property and casualty claims industry	Second lien senior secured loan ($17.0 par due 10/2021)	8.54% (Libor + 7.50%/Q)	1/3/2017	17.0	17.0	(2)(20)

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($0.5 par due 7/2017)		4/1/2010	0.2	0.2	(2)(19)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					0.2	0.2

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24.1	23.4	(2)(20)

Novetta Solutions, LLC	Provider of advanced analytics solutions for the government, defense and commercial industries	First lien senior secured loan ($12.8 par due 10/2022)	6.15% (Libor + 5.00%/Q)	1/3/2017	12.3	12.3	(2)(20)
		Second lien senior secured loan ($31.0 par due 10/2023)	9.65% (Libor + 8.50%/Q)	1/3/2017	28.3	28.2	(2)(20)

					40.6	40.5

Park Place Technologies, LLC	Provider of third party hardware maintenance and support services for IT data centers	Second lien senior secured loan ($41.5 par due 12/2022)	10.11% (Libor + 9.00%/Q)	1/3/2017	41.5	41.5	(2)(20)

PayNearMe, Inc.	Electronic cash payment system provider	First lien senior secured loan ($10.0 par due 9/2019)	9.50% (Libor + 8.50%/M)	3/11/2016	9.6	10.0	(5)(20)
		Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(5)

					9.8	10.0

Pegasus Intermediate Holdings, LLC(25)	Plant maintenance and scheduling process software provider	First lien senior secured loan ($1.3 par due 11/2022)	7.25% (Libor + 6.25%/Q)	11/7/2016	1.3	1.3	(2)(20)

PHNTM Holdings, Inc. and Planview Parent, Inc.	Provider of project and portfolio management software	First lien senior secured loan ($36.9 par due 1/2023)	6.25% (Libor + 5.25%/Q)	1/27/2017	36.2	36.9	(2)(20)
		Second lien senior secured loan ($62.0 par due 7/2023)	10.75% (Libor + 9.75%/Q)	1/27/2017	61.1	62.0	(2)(20)
		Class A common shares (990 shares)		1/27/2017	1.0	1.0	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class B common shares (168,329 shares)		1/27/2017	—	—	(2)

					98.3	99.9

Pillar Processing LLC and PHL Investors, Inc.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	First lien senior secured loan ($5.4 par due 1/2018)		6/25/2015	4.7	2.9	(5)(19)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(5)

					4.8	2.9

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30.0 par due 2/2023)	10.00% (Libor + 9.00%/Q)	2/23/2015	29.8	30.0	(2)(20)
		Second lien senior secured loan ($50.0 par due 2/2023)	10.00% (Libor + 9.00%/Q)	2/23/2015	49.6	50.0	(3)(20)
		Class A common stock (1,980 shares)		2/23/2015	2.0	3.1	(2)
		Class B common stock (989,011 shares)		2/23/2015	—	—	(2)

					81.4	83.1

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1.0	1.1	(2)

Professional Datasolutions, Inc.(25)	Provider of enterprise management software for the convenience retail and petroleum wholesale markets	First lien senior secured loan ($9.4 par due 5/2022)	6.50% (Libor + 5.50%/Q)	3/30/2017	9.4	9.4	(2)(20)

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	First lien senior secured loan ($50.2 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	49.6	50.2	(2)(20)
		First lien senior secured loan ($59.7 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	58.9	59.7	(3)(20)
		First lien senior secured loan ($19.9 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	19.6	19.9	(4)(20)
		Class A common shares (7,445 shares)		8/22/2016	7.4	—	(2)
		Class B common shares (1,841,609 shares)		8/22/2016	0.1	10.6	(2)

					135.6	140.4

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.2	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	—	—	(2)

Shift PPC LLC(25)	Digital solutions provider	First lien senior secured loan ($10.2 par due 12/2021)	7.00% (Libor + 6.00%/Q)	12/22/2016	10.2	10.2	(2)(20)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7.5 par due 6/2020)	9.08% (Libor + 7.65%/M)	9/9/2015	7.4	7.5	(5)(18)(20)
		Warrant to purchase up to 169,045 shares of Series C preferred stock (expires 9/2022)		9/9/2015	0.1	0.1	(5)

					7.5	7.6

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sparta Systems, Inc. and Project Silverback Holdings Corp.	Provider of quality management software	First lien senior secured loan ($3.9 par due 7/2020)	6.65% (Libor + 5.50%/Q)	1/3/2017	3.9	3.9	(3)(20)
		First lien senior secured loan ($20.0 par due 7/2020)	6.65% (Libor + 5.50%/Q)	1/3/2017	20.0	20.0	(4)(20)
		Series A preferred stock (743 shares)		1/3/2017	0.9	0.9
		Class B common stock (308,224 shares)		1/3/2017	0.9	0.9

					25.7	25.7

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6.0 par due 12/2018)	9.78% (Libor + 8.75%/M)	8/3/2015	5.9	6.0	(5)(20)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	0.1	0.1	(5)

					6.0	6.1

The Gordian Group, LLC(25)	Construction software and service provider	First lien senior secured loan ($10.1 par due 7/2019)	6.03% (Libor + 5.00%/Q)	1/3/2017	9.9	9.9	(3)(20)
		First lien senior secured loan ($9.3 par due 7/2019)	6.05% (Libor + 5.00%/Q)	1/3/2017	9.2	9.2	(3)(20)
		First lien senior secured loan ($9.8 par due 7/2019)	6.15% (Libor + 5.00%/Q)	1/3/2017	9.6	9.6	(3)(20)
		First lien senior secured loan ($3.4 par due 7/2019)	6.03% (Libor + 5.00%/Q)	1/3/2017	3.3	3.3	(4)(20)
		First lien senior secured loan ($3.2 par due 7/2019)	6.05% (Libor + 5.00%/Q)	1/3/2017	3.1	3.1	(4)(20)
		First lien senior secured loan ($3.3 par due 7/2019)	6.15% (Libor + 5.00%/Q)	1/3/2017	3.2	3.2	(4)(20)

					38.3	38.3

The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($10.3 par due 3/2017)		3/5/2013	—	0.4	(2)(19)
		Class A units (14,293,110 units)		6/26/2008	12.8	—	(2)

					12.8	0.4

TraceLink, Inc.	Supply chain management software provider for the pharmaceutical industry	Warrant to purchase up to 283,353 shares of Series A-2 preferred stock (expires 1/2025)		1/2/2015	0.1	2.4	(2)

UL Holding Co., LLC(7)	Provider of collection and landfill avoidance solutions for food waste and unsold food products	Senior subordinated loan ($5.8 par due 5/2020)	10.00% PIK	4/30/2012	1.5	5.5	(2)
		Senior subordinated loan ($0.4 par due 5/2020)		4/30/2012	0.1	0.4	(2)
		Senior subordinated loan ($23.9 par due 5/2020)	10.00% PIK	4/30/2012	6.3	22.5	(2)
		Senior subordinated loan ($2.6 par due 5/2020)		4/30/2012	0.7	2.4	(2)
		Senior subordinated loan ($2.8 par due 5/2020)	10.00% PIK	4/30/2012	0.7	2.6	(2)
		Senior subordinated loan ($0.3 par due 5/2020)		4/30/2012	0.1	0.3	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					16.9	33.7

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	2.5

VRC Companies, LLC(25)	Provider of records and information management services	First lien senior secured loan ($8.6 par due 3/2023)	7.92% (Libor + 6.50%/Q)	3/31/2017	8.6	8.6	(2)(20)

WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—

Zywave, Inc.(25)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	Second lien senior secured loan ($27.0 par due 11/2023)	10.04% (Libor + 9.00%/Q)	11/17/2016	27.0	27.0	(2)(20)

					1,744.5	1,761.3		25.08%

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18.8 par due 1/2022)	9.05% (Libor + 7.90%/Q)	1/5/2016	18.8	16.9	(3)(20)
		First lien senior secured loan ($5.0 par due 1/2022)	9.05% (Libor + 7.90%/Q)	1/5/2016	5.0	4.5	(4)(20)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	0.4	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					27.8	21.8

ADCS Billings Intermediate Holdings, LLC(25)	Dermatology practice	First lien senior secured revolving loan ($1.6 par due 5/2022)	8.75% (Base Rate + 4.75%/Q)	5/18/2016	1.6	1.6	(2)(20)(24)

ADG, LLC and RC IV GEDC Investor LLC(25)	Dental services provider	First lien senior secured revolving loan ($2.0 par due 9/2022)	5.75% (Libor + 4.75%/Q)	9/28/2016	2.0	2.0	(2)(20)
		Second lien senior secured loan ($87.5 par due 3/2024)	10.00% (Libor + 9.00%/Q)	9/28/2016	87.5	87.5	(2)(20)
		Membership units (3,000,000 units)		9/28/2016	3.0	2.8	(2)

					92.5	92.3

Alcami Holdings, LLC(8)(25)	Outsourced drug development services provider	First lien senior secured loan ($10.0 par due 10/2020)	6.50% (Libor + 5.50%/Q)	1/3/2017	10.0	10.0	(2)(20)
		First lien senior secured revolving loan ($21.6 par due 10/2019)	6.50% (Libor + 5.50%/Q)	1/3/2017	21.6	21.6	(2)(20)
		First lien senior secured loan ($96.4 par due 10/2020)	6.50% (Libor + 5.50%/Q)	1/3/2017	96.4	96.4	(3)(20)
		First lien senior secured loan ($0.2 par due 10/2020)	10.50% (Base Rate + 6.50%/Q)	1/3/2017	0.2	0.2	(3)(20)
		Senior subordinated loan ($32.4 par due 10/2020)	14.75%	1/3/2017	32.4	32.4	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior subordinated loan ($25.0 par due 10/2020)	12.25%	1/3/2017	25.0	25.0	(2)
		Senior subordinated loan ($30.0 par due 10/2020)	11.75%	1/3/2017	30.0	30.0	(2)
		Senior subordinated loan ($30.0 par due 10/2020)	12.00%	1/3/2017	30.0	30.0	(2)
		Senior subordinated loan ($32.6 par due 10/2020)		1/3/2017	18.4	19.2	(2)(19)
		Series R preferred membership units (30,000 units)		1/3/2017	—	—
		Series R-2 preferred membership units (54,936 units)		1/3/2017	—	—

					264.0	264.8

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3.1	2.5
		Common stock (3 shares)		12/13/2013	—	—

					3.1	2.5

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9.0 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8.8	9.0(2	)(20)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($8.4 par due 6/2018)	11.55% (Libor + 10.50%/M)	9/5/2014	8.2	8.4	(2)(20)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	0.6	(2)

					8.2	9.0

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($3.8 par due 7/2019)	5.15% (Libor + 4.00%/Q)	7/23/2014	3.8	3.2	(2)(20)(24)
		First lien senior secured revolving loan ($1.6 par due 7/2019)	7.00% (Base Rate + 3.00%/Q)	7/23/2014	1.6	1.4	(2)(20)(24)
		First lien senior secured loan ($6.6 par due 7/2021)	5.15% (Libor + 4.00%/Q)	7/23/2014	6.5	5.6	(2)(20)
		Second lien senior secured loan ($135.0 par due 7/2022)	9.43% (Libor + 8.38%/Q)	7/23/2014	134.1	101.3	(2)(20)
		Class A units (1,000,000 units)		8/19/2010	—	0.4	(2)

					146.0	111.9

Correctional Medical Group Companies, Inc.	Correctional facility healthcare operator	First lien senior secured loan ($3.1 par due 9/2021)	9.38% (Libor + 8.38%/Q)	9/29/2015	3.1	3.1	(2)(20)
		First lien senior secured loan ($48.8 par due 9/2021)	9.38% (Libor + 8.38%/Q)	9/29/2015	48.8	48.8	(3)(20)

					51.9	51.9

CSHM LLC(8)	Dental services provider	Class A membership units (1,979 units)		1/3/2017	—	—

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(25)	Dental services provider	Class A preferred units (1,000,000 units)		12/21/2016	1.0	1.0	(2)

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($1.4 par due 7/2021)	8.25% (Base Rate + 4.25%/Q)	7/2/2015	1.4	1.4	(2)(20)(24)
		First lien senior secured loan ($18.8 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18.8	18.5	(4)(20)

					20.2	19.9

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($9.1 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	9.0	9.1	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 909,092 units of Series C preferred stock (expires 3/2024)		3/21/2014	—	0.1	(2)

					9.0	9.2

Emerus Holdings, Inc.(25)	Freestanding 24-hour emergency care micro-hospitals operator	First lien senior secured loan ($2.3 par due 9/2021)	5.50% (Libor + 4.50%/Q)	3/14/2017	2.0	2.0	(2)(20)

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Second lien senior secured loan ($47.5 par due 8/2023)	9.75% (Libor + 8.75%/Q)	8/18/2016	46.8	47.5	(2)(20)
		Class A common stock (1,788 shares)		3/11/2014	1.8	1.8	(2)
		Class B common stock (980 shares)		3/11/2014	—	5.5	(2)

					48.6	54.8

Greenphire, Inc. and RMCF III CIV XXIX, L.P.(25)	Software provider for clinical trial management	First lien senior secured revolving loan ($0.5 par due 12/2018)	7.75% (Base Rate + 3.75%/M)	12/19/2014	0.5	0.5	(2)(20)
		First lien senior secured loan ($1.5 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	1.5	1.5	(2)(20)
		First lien senior secured loan ($3.4 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	3.4	3.4	(2)(20)
		Limited partnership interest (99.90% interest)		12/19/2014	1.0	2.3	(2)

					6.4	7.7

HALT Medical, Inc.(8)	Medical supply provider	First lien senior secured loan ($100.9 par due 4/2017)		1/3/2017	—	—	(19)
		First lien senior secured loan ($3.0 par due 4/2017)		1/3/2017	—	—	(19)
		First lien senior secured loan ($2.4 par due 4/2017)		1/3/2017	—	—	(19)
		First lien senior secured loan ($9.5 par due 4/2017)		1/3/2017	—	—	(19)
		First lien senior secured loan ($16.1 par due 4/2017)		1/3/2017	—	—	(19)

					—	—

Hygiena Borrower LLC(25)	Adenosine triphosphate testing technology provider	Second lien senior secured loan ($10.7 par due 8/2023)	10.05% (Libor + 9.00%/Q)	2/27/2017	10.7	10.7	(2)(20)
		Second lien senior secured loan ($10.0 par due 8/2023)	10.15% (Libor + 9.00%/Q)	8/26/2016	10.0	10.0	(2)(20)

					20.7	20.7

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112.0 par due 6/2020)	9.40% (Libor + 8.25%/Q)	12/27/2012	112.0	108.6	(2)(20)

KBHS Acquisition, LLC (d/b/a Alita Care, LLC)(25)	Provider of behavioral health services	First lien senior secured revolving loan ($1.1 par due 3/2022)	6.00% (Libor + 5.00%/Q)	3/17/2017	1.1	1.1	(2)(20)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1.3	1.2	(2)

MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($1.5 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	1.5	1.5	(2)(20)
		First lien senior secured loan ($44.7 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	44.7	44.7	(2)(20)
		First lien senior secured loan ($47.1 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	47.1	47.1	(3)(20)
		First lien senior secured loan ($19.5 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	19.5	19.5	(4)(20)

					112.8	112.8

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured revolving loan ($1.0 par due 9/2017)	9.00% (Base Rate + 5.00%/M)	9/18/2014	1.0	1.0	(2)(20)
		First lien senior secured loan ($1.0 par due 1/2018)	10.75%	9/18/2014	1.0	1.0	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

					2.0	2.0

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80.0 par due 7/2020)	10.75% (Libor + 9.50%/Q)	8/6/2013	79.2	76.8	(2)(20)

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	11.15% (Libor + 10.00%/Q)	4/19/2016	72.8	70.6	(2)(20)
		Class A units (25,277 units)		4/19/2016	2.5	2.0	(2)

					75.3	72.6

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2.3 par due 8/2016)		11/12/2015	2.1	2.1	(2)(19)
		First lien senior secured loan ($10.9 par due 8/2016)		4/25/2014	9.7	0.3	(2)(19)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		5/1/2016	—	—	(2)

					11.8	2.4

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	10.75% (Libor + 9.75%/Q)	4/20/2016	9.7	10.0	(2)(20)

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($5.9 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	5.9	5.9	(4)(20)
		Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.8	(2)

					6.9	6.7

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	9.50% (Libor + 8.50%/Q)	9/2/2015	76.2	78.0	(2)(20)

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9.0 par due 3/2020)	9.14% (Libor + 8.00%/M)	9/15/2015	8.8	9.0	(2)(20)
		First lien senior secured loan ($2.0 par due 6/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	2.0	2.0	(2)(20)
		First lien senior secured loan ($3.0 par due 6/2021)	9.00% (Libor + 8.00%/M)	9/15/2015	3.0	3.0	(2)(20)
		Warrant to purchase up to 34,113 units of Series C preferred stock (expires 12/2023)		12/26/2013	—	0.4	(2)
		Warrant to purchase up to 28,428 shares of Series C preferred stock (expires 9/2025)		9/15/2015	0.2	0.3	(2)

					14.0	14.7

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46.7	45.3	(2)(20)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54.0 par due 7/2022)	10.50% (Libor + 9.50%/Q)	1/29/2016	54.0	54.0	(2)(20)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($35.3 par due 6/2022)	10.01% (Libor + 9.00%/Q)	6/15/2015	35.3	35.3	(2)(20)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23.5 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23.5	23.5	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Second lien senior secured loan ($50.0 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50.0	50.0	(2)(20)

					73.5	73.5

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($13.8 par due 12/2022)	9.00% (Libor + 6.00% Cash, 2.00% PIK/M)	12/1/2015	13.8	12.5	(2)(20)
		First lien senior secured loan ($54.1 par due 12/2022)	9.00% (Libor + 6.00% Cash, 2.00% PIK/M)	12/1/2015	54.0	48.7	(2)(20)
		Preferred units (7,696,613 units)		6/11/2015	7.7	9.8
		Series A common units (2,000,000 units)		6/11/2015	2.0	0.2
		Series C common units (1,026,866 units)		6/11/2015	—	0.1

					77.5	71.3

Vertice Pharma UK Parent Limited(9)	Manufacturer and distributor of generic pharmaceutical products	Preferred shares (40,662 shares)		12/21/2015	0.4	0.5

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($31.4 par due 7/2019)	10.40% (Libor + 9.25%/Q)	10/18/2016	31.4	31.4	(2)(20)
		Second lien senior secured loan ($55.0 par due 7/2019)	10.40% (Libor + 9.25%/Q)	5/30/2014	55.0	55.0	(2)(20)

					86.4	86.4

					1,587.9	1,533.3		21.83%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($67.0 par due 12/2022)	9.15% (Libor + 8.00%/Q)	6/30/2014	66.7	67.0	(2)(20)

Associated Asphalt Partners, LLC	Provider of asphalt terminalling, storage and distribution	First lien senior secured loan ($4.3 par due 4/2024)	6.25% (Libor + 5.25%/Q)	3/30/2017	4.3	4.3	(2)(20)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13.5 par due 12/2017)	6.26% (Libor + 5.25%/Q)	12/10/2010	13.5	13.5	(2)(13)(20)
		First lien senior secured loan ($0.7 par due 12/2017)	8.25% (Base Rate + 4.25%/Q)	12/10/2010	0.7	0.7	(2)(13)(20)
		Second lien senior secured loan ($21.9 par due 6/2018)	16.04% (Libor + 15.00%/Q)	12/10/2010	21.9	22.3	(2)
		Class A senior preferred units (7,846 units)	15.00%	3/27/2015	12.7	12.7	(2)
		Class A junior preferred units (26,154 units)	8.00%	3/27/2015	25.3	36.4	(2)
		Class A common units (134 units)		3/27/2015	—	12.9	(2)

					74.1	98.5

Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(8)(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($1.4 par due 11/2018)	5.00% (Libor + 3.75%/Q)	9/29/2016	1.4	1.4	(2)(20)
		First lien senior secured revolving loan ($4.7 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	4.5	4.4	(2)(20)
		First lien senior secured loan ($39.6 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	38.0	36.9	(2)(20)
		Preferred shares (18,875 shares)		3/25/2016	16.0	—	(2)
		Membership units (2,522,512 units)		11/30/2012	2.5	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					62.4	42.7

Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan		3/13/2014	—	—	(2)(23)
		First lien senior secured loan ($5.8 par due 12/2021)	7.25% (Libor + 6.25%/Q)	3/13/2014	5.8	5.8	(2)(20)
		First lien senior secured loan ($5.2 par due 12/2021)	7.25% (Libor + 6.25%/Q)	3/13/2014	5.2	5.2	(3)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A preferred units (2,475,000 units)		3/13/2014	2.5	3.3	(2)
		Class B common units (275,000 units)		3/13/2014	0.3	0.4	(2)

					13.8	14.7

CST Buyer Company (d/b/a Intoxalock)(25)	Provider of ignition interlock devices	First lien senior secured loan ($14.9 par due 3/2023)	7.61% (Libor + 6.25%/Q)	3/1/2017	14.5	14.9	(2)(20)

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31.5 par due 2/2020)	11.00%	6/12/2015	31.5	31.5	(2)
		Senior subordinated loan ($52.7 par due 2/2020)	11.00%	8/15/2014	52.7	52.7	(2)
		Common stock (32,843 shares)		8/15/2014	3.4	5.4	(2)

					87.6	89.6

Hard 8 Games, LLC(8)	Designer and manufacturer of high technology casino games	First lien senior secured loan ($79.4 par due 12/2020)		1/3/2017	9.4	12.5	(19)

Massage Envy, LLC and ME Equity LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($38.8 par due 9/2020)	7.90% (Libor + 6.75%/Q)	9/27/2012	38.8	38.8	(3)(20)
		First lien senior secured loan ($18.9 par due 9/2020)	7.90% (Libor + 6.75%/Q)	9/27/2012	18.9	18.9	(4)(20)
		Common stock (3,000,000 shares)		9/27/2012	3.0	3.8	(2)

					60.7	61.5

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($5.5 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	5.5	5.4	(3)(14)(20)
		First lien senior secured loan ($84.5 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	84.5	83.7	(3)(14)(20)

					90.0	89.1

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($0.6 par due 9/2017)	10.00%	6/4/2014	0.6	0.6	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	—	—	(2)

					0.6	0.6

Osmose Utilities Services, Inc.(25)	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($34.0 par due 8/2023)	8.90% (Libor + 7.75%/Q)	1/3/2017	33.3	34.0	(2)(20)
		Second lien senior secured loan ($25.0 par due 8/2023)	8.90% (Libor + 7.75%/Q)	9/3/2015	24.6	25.0	(2)(20)

					57.9	59.0

SocialFlow, Inc.	Social media optimization platform provider	First lien senior secured loan ($3.9 par due 8/2019)	9.50% (Libor + 8.50%/M)	1/29/2016	3.8	3.9	(5)(20)
		Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/13/2016	—	—	(5)

					3.8	3.9

SoundCloud Limited(9)	Platform for receiving, sending, and distributing music	First lien senior secured loan ($27.5 par due 9/2020)	11.50% (Libor + 10.50%/M)	3/15/2017	26.3	27.1	(2)(20)
		Warrant to purchase up to 13,165 shares of Series E preferred stock (expires 3/2027)		3/15/2017	0.4	0.4	(2)

					26.7	27.5

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140.0 par due 5/2020)	8.04% (Libor + 7.00%/Q)	5/14/2013	140.0	138.6	(2)(20)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($31.6 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	31.6	31.6	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Second lien senior secured loan ($94.1 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	93.8	94.1	(2)(20)

					125.4	125.7

Tyden Cayman Holdings Corp.(9)	Producer and marketer of global cargo security, product identification and traceability and utility meter products	Preferred stock (46,276 shares)		1/3/2017	0.4	0.4
		Common stock (5,521,203 shares)		1/3/2017	2.0	2.4

					2.4	2.8

U.S. Security Associates Holdings, Inc	Security guard service provider	Second lien senior secured loan ($25.0 par due 7/2018)	11.00%	11/24/2015	25.0	25.0	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3.7	3.7	(2)(20)
		Second lien senior secured loan ($21.3 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20.9	21.1	(2)(20)

					24.6	24.8

Wrench Group LLC	Provider of essential home services to residential customers	First lien senior secured loan ($4.0 par due 3/2022)	6.27% (Libor + 5.25%/Q)	1/31/2017	4.0	4.0	(2)(20)

					893.9	906.7		12.91%

Consumer Products
Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($50.0 par due 3/2024)	10.00% (Libor + 9.00%/Q)	9/6/2016	49.9	50.0	(2)(20)

Bellotto Holdings Limited(8)(9)	Manufacturer and retailer of blinds and curtains	Preferred stock (7,300,610 shares)		1/3/2017	41.6	42.6
		Preferred stock (1,235,064 shares)		1/3/2017	2.3	2.3
		Common stock (488,542 shares)		1/3/2017	27.1	27.9
		Class A common stock (2,208,468 shares)		1/3/2017	122.6	126.1

					193.6	198.9

BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods	Preferred stock (2,009 shares)		1/3/2017	—	—
		Common stock (6,566,655 shares)		1/3/2017	—	—

					—	—

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4.4 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4.4	4.4	(3)(20)
		First lien senior secured loan ($5.2 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	5.2	5.2	(3)(20)
		First lien senior secured loan ($9.5 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9.5	9.3	(3)(16)(20)
		First lien senior secured loan ($50.1 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50.1	49.1(3	)(16)(20)
		Common units (373 units)		4/24/2014	3.7	2.8	(2)

					72.9	70.8

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80.0 par due 11/2021)	8.54% (Libor + 7.50%/Q)	5/1/2014	79.2	59.2	(2)(20)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	2.0	2.0	(2)(20)
		Second lien senior secured loan ($54.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	53.8	54.0	(3)(20)
		Second lien senior secured loan ($10.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	10.0	10.0	(4)(20)
		Common stock (30,000 shares)		12/23/2014	3.0	5.2	(2)

					68.8	71.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rug Doctor, LLC and RD Holdco Inc.(8)	Manufacturer and marketer of carpet cleaning machines	Second lien senior secured loan ($16.9 par due 12/2018)	11.25% (Libor + 9.75%/Q)	1/3/2017	16.9	16.9	(2)(20)
		Common stock (458,596 shares)		1/3/2017	14.0	13.7
		Warrant to purchase up to 56,372 shares of common stock (expires 12/2023)		1/3/2017	—	—

					30.9	30.6

S Toys Holdings LLC (fka The Step2 Company, LLC)(8)	Toy manufacturer	Common units (1,116,879 units)		4/1/2011	—	0.5
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	0.5

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97.9	99.0	(2)(20)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	11.76% (Libor + 10.50%/Q)	4/22/2015	89.4	86.7	(2)(20)
		Class A preferred units (50,000 units)		3/14/2014	5.0	3.4	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	3.4	(2)

					99.4	93.5

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.(25)	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($25.0 par due 12/2022)	9.75% (Libor + 8.75%/Q)	10/28/2016	25.0	25.0	(2)(20)
		Second lien senior secured loan ($1.6 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	1.6	1.6	(2)(20)
		Second lien senior secured loan ($54.0 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	53.6	54.0	(3)(20)
		Second lien senior secured loan ($91.7 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	91.0	91.6	(2)(20)
		Common stock (3,353,370 shares)		12/11/2014	3.4	4.0	(2)
		Common stock (3,353,371 shares)		12/11/2014	4.1	4.0	(2)

					178.7	180.2

Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock (expires 6/2021)		7/27/2011	—	2.1	(2)

					871.3	856.0		12.19%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	—	—

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3.0	1.7

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14.0 par due 12/2017)	6.00%	11/29/2010	14.0	14.0	(2)
		Equity interests		11/29/2010	35.0	17.0	(2)

					49.0	31.0

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	11.00% (Libor + 9.75%/Q)	5/10/2012	28.0	28.0	(2)(20)

Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.(7)	Debt collection services provider	First lien senior secured loan ($0.2 par due 6/2017)	8.00%	1/11/2017	0.2	0.2	(2)
		Common stock (180 shares)		1/11/2017	—	—	(2)

					0.2	0.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Imperial Capital Group LLC	Investment services	Class A common units (29,811 units)		5/10/2007	7.2	11.4	(2)
		2006 Class B common units (9,767 units)		5/10/2007	—	—	(2)
		2007 Class B common units (1,218 units)		5/10/2007	—	—	(2)

					7.2	11.4

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	296.1	353.7

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured loan ($27.4 par due 6/2017)	10.78% (Libor + 10.00%/Q)	6/24/2014	27.4	27.4	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)	Asset based lender	Senior subordinated loan ($30.0 par due 6/2021)	10.50%	6/25/2015	30.0	30.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	3.9

					33.3	33.9

The Gordian Group, LLC(25)	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

					444.2	487.3		6.94%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.4 par due 8/2017)	14.53% (Libor + 11.50% Cash, 2.00% PIK/M)	12/16/2013	3.4	3.5	(2)(18)(20)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	0.1	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	0.1	(2)

					3.7	3.7

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44.2 par due 12/2020)	10.00%	8/8/2014	44.2	42.4	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	—	(2)

					44.2	42.4

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25.0 par due 12/2021)	9.75%	12/24/2014	25.0	25.0	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1.6	2.3	(2)

					26.6	27.3

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25.0 par due 11/2021)	6.65% (Libor + 5.50%/Q)	11/13/2014	24.8	24.3	(2)(20)
		Senior subordinated loan ($19.8 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	19.8	19.2	(2)
		Senior subordinated loan ($92.4 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	92.4	89.7	(2)
					137.0	133.2

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($8.8 par due 10/2018)		3/31/2015	8.4	1.8	(2)(19)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(9)

					8.4	1.8

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10.0 par due 2/2020)		2/20/2014	8.8	—	(2)(19)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($34.6 par due 8/2020)	7.65% (Libor + 6.50%/Q)	8/21/2013	34.4	34.3	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($34.2 par due 12/2020)	6.90% (Libor + 5.75%/Q)	12/19/2013	34.0	33.5	(2)(20)

Noonan Acquisition Company, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($42.5 par due 10/2017)	10.25%	7/22/2016	42.5	42.5	(2)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19.8 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19.7	17.4	(2)(20)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.8 par due 3/2022)		3/6/2015	23.6	19.8	(2)(19)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.7	30.5	(2)

Riverview Power LLC	Operator of natural gas and oil fired power generation facilities	First lien senior secured loan ($64.4 par due 12/2022)	9.40% (Libor + 8.25%/Q)	12/29/2016	64.4	64.4	(2)(20)

					469.0	450.8		6.42%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(8)	Restaurant owner and operator	First lien senior secured loan ($42.6 par due 12/2018)		12/22/2006	39.9	19.3	(2)(19)
		First lien senior secured loan ($3.2 par due 12/2018)	19.00% PIK (Libor + 18.00%/Q)	12/22/2016	3.2	3.2	(2)(20)
		Promissory note ($26.4 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 23,750 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					56.9	22.5

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($0.8 par due 7/2018)	8.25% (Libor + 7.00%/Q)	8/21/2012	0.8	0.8	(2)(20)(24)
		First lien senior secured revolving loan ($0.2 par due 7/2018)	9.75% (Base Rate + 5.75%/Q)	8/21/2012	0.2	0.2	(2)(20)(24)
		First lien senior secured loan ($0.3 par due 1/2019)	8.25% (Libor + 7.00%/Q)	12/28/2016	0.3	0.3	(2)(20)
		First lien senior secured loan ($4.8 par due 1/2019)	8.25% (Libor + 7.00%/Q)	8/21/2012	4.8	4.6	(4)(20)

					6.1	5.9

Cozzini Bros., Inc. and BH-Sharp Holdings LP(25)	Provider of commercial knife sharpening and cutlery services in the restaurant industry	First lien senior secured revolving loan ($1.0 par due 3/2023)	6.50% (Libor + 5.50%/Q)	3/10/2017	1.0	1.0	(2)(20)
		First lien senior secured loan ($22.4 par due 3/2023)	6.50% (Libor + 5.50%/Q)	3/10/2017	22.4	22.4	(2)(20)
		Common units (2,950,000 units)		3/10/2017	3.0	3.0	(2)

					26.4	26.4

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($4.0 par due 7/2018)	9.91% (Libor + 8.75%/M)	12/19/2014	4.0	4.0	(2)(20)
		Warrant to purchase up to 143,079 shares of Series A preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					4.0	4.0

Garden Fresh Restaurant Corp. and GFRC Holdings LLC(8)(25)	Restaurant owner and operator	First lien senior secured revolving loan		10/3/2013	—	—	(2)(23)
		First lien senior secured loan ($40.1 par due 2/2022)	10.50% (Libor + 9.00%/Q)	10/3/2013	40.1	40.1	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A units (42,433,125 shares)		2/1/2017	—	1.7	(2)

					40.1	41.8

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($60.8 par due 12/2019)	10.46% (Libor + 9.32%/Q)	12/18/2014	60.8	60.8	(3)(20)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	9.65% (Libor + 8.50%/Q)	10/20/2015	31.6	31.6	(2)(20)
		Preferred units (3,000,000 units)		10/20/2015	3.0	3.4	(2)

					34.6	35.0

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)		4/1/2010	1.2	0.5	(2)(19)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(19)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1.2	0.5

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured loan ($2.4 par due 8/2021)	9.54% (Libor + 8.50%/Q)	8/26/2016	2.4	2.4	(2)(20)
		First lien senior secured loan ($97.8 par due 8/2021)	9.55% (Libor + 8.50%/Q)	8/26/2016	97.8	97.8	(3)(20)
		Senior subordinated loan ($22.2 par due 2/2022)	17.50% PIK	8/26/2016	22.0	22.2	(2)
		Class A preferred units (3,000,000 units)		8/26/2016	30.0	31.4	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	10.6	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	0.1	23.2	(2)
		Warrant to purchase 0.60% of the common units deemed outstanding (expires 12/2018)		8/29/2016	—	—	(2)

					155.3	187.6

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($34.4 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	34.3	33.7	(3)(20)

Restaurant Technologies, Inc.(25)	Provider of bulk cooking oil management services to the restaurant and fast food service industries	First lien senior secured revolving loan ($1.0 par due 11/2021)	7.75% (Base Rate + 3.75%/Q)	11/23/2016	1.0	1.0	(2)(20)(24)

					420.7	419.2		5.97%

Manufacturing
Chariot Acquisition, LLC	Aftermarket golf cart parts and accessories	First lien senior secured loan ($19.6 par due 9/2021)	7.27% (Libor + 6.25%/Q)	1/3/2017	19.4	19.2	(3)(20)
		First lien senior secured loan ($10.0 par due 9/2021)	7.27% (Libor + 6.25%/Q)	1/3/2017	9.9	9.8	(4)(20)

					29.3	29.0

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($1.9 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	1.9	1.9	(2)(20)
		First lien senior secured loan ($8.0 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8.0	8.0	(4)(20)
					9.9	9.9

Dorner Holding Corp.(25)	Manufacturer of precision unit conveyors	First lien senior secured revolving loan ($1.0 par due 3/2022)	6.75% (Libor + 5.75%/Q)	3/15/2017	1.0	1.0	(2)(20)
		First lien senior secured loan ($7.5 par due 3/2023)	6.75% (Libor + 5.75%/Q)	3/15/2017	7.5	7.5	(2)(20)

					8.5	8.5

ETG Holdings, Inc.(8)	Industrial woven products	Common stock (3,000 shares)		1/3/2017	—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Foamex Innovations, Inc.	Advanced polymer foan products	Series A common stock (2,708 shares)		1/3/2017	—	—
		Series B common stock (455 shares)		1/3/2017	—	—

					—	—

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan		8/13/2015	—	—	(2)(23)
		Senior subordinated loan ($28.2 par due 9/2020)	10.00% Cash, 1.00% PIK	8/13/2015	28.2	28.2	(2)
		Class A membership units (750 units)		3/28/2014	0.9	1.8	(2)

					29.1	30.0

Ioxus, Inc(7)	Energy storage devices	First lien senior secured loan ($10.2 par due 12/2019)	12.00% PIK	4/29/2014	10.0	10.2	(2)
		First lien senior secured loan ($0.6 par due 12/2019)		4/29/2014	0.5	0.6	(2)
		Series CC preferred stock (67,330,609 shares)		1/27/2017	0.7	0.7	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock (expires 8/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 336,653,045 shares of Series CC preferred stock (expires 1/2027)		1/27/2017	—	—	(2)
		Warrant to purchase up to 3,038,730 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)

					11.2	11.5

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($27.1 par due 12/2020)	9.80% (Libor + 8.80%/Q)	12/4/2015	27.1	27.1	(2)(20)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($100.7 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	100.7	100.7	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	74.1	74.1

					174.8	174.8

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured loan ($1.3 par due 5/2018)		5/8/2014	1.2	0.8	(2)(19)
		First lien senior secured loan ($1.9 par due 5/2018)		5/8/2014	1.8	1.1	(2)(19)
		First lien senior secured loan ($12.1 par due 5/2018)		5/8/2014	11.3	7.4	(2)(19)

					14.3	9.3

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan	—	8/26/2015	—	—	(23)

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40.0 par due 4/2021)	9.40% (Libor + 8.25%/Q)	4/11/2014	40.0	37.6	(2)(20)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1.5	1.5	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($0.8 par due 9/2018)	7.53% (Libor + 6.50%/Q)	9/12/2013	0.8	0.8	(2)(20)
		First lien senior secured revolving loan ($0.5 par due 9/2018)	7.54% (Libor + 6.50%/Q)	9/12/2013	0.5	0.5	(2)(20)
		First lien senior secured loan ($10.5 par due 9/2018)	9.79% (Libor + 8.67%/Q)	9/12/2013	10.5	10.5	(3)(20)
		First lien senior secured loan ($6.2 par due 9/2018)	9.79% (Libor + 8.67%/Q)	9/12/2013	6.2	6.2	(4)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($6.5 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	6.5	6.5	(3)(20)
		First lien senior secured loan ($3.8 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	3.8	3.8	(4)(20)

					28.3	28.3

WP CPP Holdings, LLC	Precision engineered castings	Second lien senior secured loan ($19.7 par due 4/2021)	8.79% (Libor + 7.75%/Q)	1/3/2017	18.8	18.7	(2)(20)

					393.8	386.2		5.50%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($11.8 par due 2/2023)	9.30% (Libor + 8.25%/Q)	2/5/2015	11.7	11.8	(2)(20)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	0.6	(2)

ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan ($1.0 par due 12/2018)	6.75% (Libor + 5.75%/Q)	8/30/2011	1.0	1.0	(2)(20)(24)
		First lien senior secured loan ($37.5 par due 12/2018)	6.75% (Libor + 5.75%/Q)	1/3/2017	37.5	37.5	(3)(20)
		First lien senior secured loan ($9.5 par due 12/2018)	6.75% (Libor + 5.75%/Q)	1/3/2017	9.5	9.5	(4)(20)
		Second lien senior secured loan ($76.0 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	76.0	76.0	(2)(20)

					124.0	124.0

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(23)
		First lien senior secured loan ($11.9 par due 7/2020)	6.65% (Libor + 5.50%/Q)	7/10/2015	11.8	11.9	(3)(20)

					11.8	11.9

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78.5 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	78.5	78.5	(2)(20)
		Second lien senior secured loan ($54.0 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	54.0	54.0	(3)(20)
		Second lien senior secured loan ($10.0 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	10.0	10.0	(4)(20)
		Common stock (50,000 shares)		12/14/2012	4.0	8.3	(2)

					146.5	150.8

NSI Holdings, Inc.(7)	Manufacturer of plastic containers for the wholesale nursery industry	Series A preferred stock (2,192 shares)		1/3/2017	—	—
		Warrant to purchase up to 648 shares of common stock (expires 11/2017)		1/3/2017	—	—

					—	—

Ranpak Corp.	Manufacturer and marketer of paper-based protective packaging systems and materials	Second lien senior secured loan ($16.7 par due 10/2022)	8.25% (Libor + 7.25%/Q)	1/3/2017	16.0	16.2	(2)(20)

					310.5	315.3		4.49%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured revolving loan ($5.9 par due 8/2021)	8.00% (Base Rate + 4.00%/Q)	8/19/2015	5.9	5.9	(2)(20)
		First lien senior secured loan ($0.7 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	0.7	0.7	(2)(20)
		First lien senior secured loan ($6.0 par due 8/2021)	6.03% (Libor + 5.00%/Q)	8/19/2015	5.9	6.0	(2)(20)
		First lien senior secured loan ($0.1 par due 8/2021)	8.00% (Base Rate + 4.00%/Q)	8/19/2015	0.1	0.1	(2)(20)
		Second lien senior secured loan ($55.0 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55.0	55.0	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A units (77,922 units)		8/19/2015	0.1	0.1	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	8.8	(2)

					75.1	76.6

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($21.6 par due 12/2021)	10.05% (Libor + 9.05%/Q)	8/22/2016	21.6	21.6	(3)(20)
		First lien senior secured loan ($54.8 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	54.4	54.8	(3)(20)

					76.0	76.4

Edward Don & Company, LLC	Distributor of foodservice equipment and supplies	First lien senior secured loan ($48.0 par due 9/2022)	11.50% (Base Rate + 7.50%/Q)	3/31/2017	48.0	48.0	(2)(20)

FPI Holding Corporation(8)	Distributor of fruits	First lien senior secured loan ($0.6 par due 4/2017)		1/3/2017	0.4	0.4	(19)

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2.9	1.5	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)

					3.0	1.5

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	5.6	(2)

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28.5 par due 2/2022)	10.75% (Libor + 9.75%/Q)	8/21/2015	28.5	28.5	(2)(20)

NECCO Holdings, Inc.(8)(25)	Producer and supplier of candy	First lien senior secured revolving loan ($16.0 par due 11/2017)		1/3/2017	4.9	5.1	(19)
		First lien senior secured loan ($9.5 par due 11/2017)		1/3/2017	0.9	0.9	(19)
		Common stock (860,189 shares)		1/3/2017	—	—

					5.8	6.0

RF HP SCF Investor, LLC	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	12.8	(2)

Teasdale Foods, Inc.	Provider of beans, sauces and hominy to the retail, foodservice and wholesale channels	Second lien senior secured loan ($21.3 par due 10/2021)	10.53% (Libor + 9.50%/Q)	1/3/2017	21.3	21.3	(2)(20)
		Second lien senior secured loan ($31.5 par due 10/2021)	10.04% (Libor + 9.00%/Q)	1/3/2017	31.5	31.5	(2)(20)

					52.8	52.8

					307.1	308.6		4.39%

Education
Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10.5	9.7	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan ($6.0 par due 2/2018)		8/25/2011	6.0	6.0	(2)(19)(24)
		Series A preferred units (1.25 units)		8/25/2011	125.5	—	(2)(19)
		Series A-1 preferred units (0.03 units)		7/29/2016	2.5	—	(2)
		Series B preferred units (0.39 units)		10/19/2012	9.2	—	(2)

					143.2	6.0

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($3.0 par due 12/2018)	10.50% PIK (Libor + 9.00%/Q)	10/31/2015	3.0	3.0	(2)(20)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5.0	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	0.6	—	(2)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	48.8	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					128.0	51.8

Lakeland Tours, LLC(25)	Educational travel provider	First lien senior secured revolving loan	—	2/10/2016	—	—	(23)
		First lien senior secured loan ($5.0 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	4.9	5.0	(2)(20)
		First lien senior secured loan ($0.0 par due 2/2022)	7.75% (Base Rate + 3.75%/Q)	2/10/2016	—	—	(2)(20)
		First lien senior secured loan ($31.7 par due 2/2022)	10.42% (Libor + 9.42%/Q)	2/10/2016	31.3	31.7	(3)(20)

					36.2	36.7

Liaison Acquisition, LLC(25)	Provider of centralized applications services to educational associations	Second lien senior secured loan ($15.0 par due 8/2023)	10.25% (Libor + 9.25%/Q)	2/9/2017	14.7	15.0	(2)(20)

PIH Corporation and Primrose Holding Corporation(7)(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($0.6 par due 12/2018)	6.25% (Libor + 5.25%/Q)	12/13/2013	0.6	0.6	(2)(20)
		Common stock (7,227 shares)		1/3/2017	17.0	19.6

					17.6	20.2

RuffaloCODY, LLC(25)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan	—	5/29/2013	—	—	(24)

R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	0.5	0.5	(2)
		Common membership interest (15.76% interest)		9/21/2007	15.8	33.7	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	—	(2)

					16.3	34.2

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3.2 par due 1/2021)	12.00% (Libor + 8.00% Cash, 2.00% PIK/M)	7/1/2014	3.1	3.2	(2)(20)
		First lien senior secured loan ($0.1 par due 1/2021)		7/1/2014	0.1	0.1	(2)
		Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	0.1	(2)

					3.2	3.4

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($3.2 par due 7/2022)	10.15% (Libor + 9.00%/Q)	1/3/2017	3.1	3.2	(2)(20)
		Second lien senior secured loan ($3.1 par due 7/2022)	10.15% (Libor + 9.00%/Q)	10/14/2016	3.1	3.1	(2)(20)
		Second lien senior secured loan ($5.5 par due 7/2022)	9.75% (Libor + 8.75%/Q)	1/3/2017	5.5	5.5	(2)(20)
		Second lien senior secured loan ($4.2 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4.1	4.2	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Second lien senior secured loan ($4.4 par due 7/2022)	10.25% (Libor + 9.25%/Q)	1/3/2017	4.4	4.4	(2)(20)
		Second lien senior secured loan ($3.3 par due 7/2022)	10.25% (Libor + 9.25%/Q)	2/1/2016	3.2	3.3	(2)(20)
		Second lien senior secured loan ($20.0 par due 7/2022)	9.90% (Libor + 8.75%/Q)	1/3/2017	20.0	20.0	(2)(20)
		Second lien senior secured loan ($15.0 par due 7/2022)	9.90% (Libor + 8.75%/Q)	7/31/2015	14.8	15.0	(2)(20)
		Second lien senior secured loan ($2.8 par due 7/2022)	10.25% (Libor + 9.25%/Q)	1/3/2017	2.8	2.8	(2)(20)
		Second lien senior secured loan ($2.8 par due 7/2022)	10.25% (Libor + 9.25%/Q)	8/8/2016	2.8	2.8	(2)(20)
		Second lien senior secured loan ($38.7 par due 7/2022)	9.75% (Libor + 8.75%/Q)	2/1/2017	37.8	38.7	(2)(20)

					101.6	103.0

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1.0	1.2	(2)

					472.3	281.2		4.00%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($1.3 par due 8/2021)	7.79% (Libor + 6.75%/Q)	12/14/2016	1.3	1.3	(2)(20)
		First lien senior secured loan ($2.0 par due 8/2021)	7.75% (Libor + 6.75%/Q)	1/5/2017	2.0	2.0	(2)(20)
		Common stock (3,467 shares)		8/31/2015	3.5	3.8	(2)

					6.8	7.1

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Second lien senior secured loan ($20.0 par due 8/2020)	9.90% (Libor + 8.75%/M)	12/24/2014	19.6	20.0	(2)(20)
		Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/24/2014	0.3	2.1	(2)

					19.9	22.1

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	9.75% (Libor + 8.75%/Q)	4/7/2015	50.0	50.0	(3)(20)
		Class A common stock (10,000 shares)		4/7/2015	0.2	0.5	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.4	1.0	(2)

					50.6	51.5

Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2.0 par due 9/2017)	9.00% (Base Rate + 5.00%/Q)	7/12/2012	2.0	1.9	(2)(20)
		First lien senior secured loan ($6.8 par due 9/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	6.8	6.6	(3)(20)
		First lien senior secured loan ($25.2 par due 9/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	25.2	24.4	(3)(20)
		Series A preferred stock (1,800 shares)		7/12/2012	1.8	—	(2)
		Common stock (20,000 shares)		7/12/2012	0.2	—	(2)

					36.0	32.9

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($9.8 par due 3/2018)		9/1/2015	9.5	0.5	(2)(19)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	—	(2)

					9.5	0.5

ESCP PPG Holdings, LLC(7)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	3.3	(2)

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($18.3 par due 2/2020)	9.67% (Libor + 8.67%/Q)	2/20/2015	18.3	18.3	(3)(20)

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	0.6	3.3	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	3.3	(2)

					1.2	6.6

Tectum Holdings, Inc. and TA THI Parent, Inc.	Truck accessory supplier	Second lien senior secured loan ($41.5 par due 1/2021)	9.80% (Libor + 8.75%/Q)	1/3/2017	41.5	41.5	(2)(20)
		Series A preferred stock (218,750 shares)		1/3/2017	7.2	7.9
		Series A preferred stock (50,000 shares)		7/28/2014	5.0	15.9	(2)

					53.7	65.3

					199.5	207.6		2.96%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

Pegasus Community Energy, LLC	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8.8	—	(2)

Soil Safe, Inc. and Soil Safe Acquisition Corp.(8)(25)	Provider of soil treatment, recycling and placement services	First lien senior secured revolving loan	—	1/3/2017	—	—	(23)
		First lien senior secured loan ($17.7 par due 12/2018)	8.00% (Libor + 6.25%/Q)	1/3/2017	17.7	17.7	(2)(20)
		Second lien senior secured loan ($12.7 par due 7/2019)	10.75% (Libor + 7.75%/Q)	1/3/2017	12.7	12.7	(2)(20)
		Senior subordinated loan ($32.4 par due 12/2019)	16.50%	1/3/2017	32.4	32.4	(2)
		Senior subordinated loan ($28.3 par due 12/2019)	14.50%	1/3/2017	28.3	28.3	(2)
		Senior subordinated loan ($26.7 par due 12/2019)		1/3/2017	11.5	12.0	(2)(19)
		Common stock (810 shares)		1/3/2017	—	—

					102.6	103.1

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($75.8 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	75.8	75.8	(3)(20)

					187.2	178.9		2.55%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25.6 par due 11/2019)	12.00% Cash, 1.00% PIK	3/31/2014	25.6	25.6	(2)
		Senior subordinated loan ($27.6 par due 11/2019)	12.00% Cash, 1.00% PIK	4/1/2010	27.6	27.6	(2)
		Member interest (10.00% interest)		4/1/2010	0.6	10.6
		Option (25,000 units)		4/1/2010	—	24.6

					53.8	88.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ACAS Real Estate Holdings Corporation(8)	Real estate holding company	Common stock (1,001 shares)		1/3/2017	2.6	2.6

NECCO Realty Investments LLC(8)	Real estate holding company	First lien senior secured loan ($26.9 par due 12/2017)	14.00%	1/3/2017	26.9	26.9
		Class C preferred membership units (73,157 units)		1/3/2017	6.4	17.3
		Membership units (7,450 units)		1/3/2017	—	—

					33.3	44.2

Parmenter Woodland Park Plaza, LLC	Real estate holding company	First lien senior secured loan ($17.8 par due 9/2018)	5.68% (Libor + 4.90%/Q)	1/3/2017	16.4	16.0	(20)

					106.1	151.2		2.15%

Wholesale Distribution
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	First lien senior secured loan ($13.0 par due 2/2022)	6.15% (Libor + 5.00%/Q)	3/1/2017	13.0	13.0	(2)(20)

Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6.0 par due 10/2018)	10.04% (Libor + 9.00%/Q)	12/16/2014	6.0	5.4	(2)(20)
		Second lien senior secured loan ($29.5 par due 10/2018)	10.04% (Libor + 9.00%/Q)	12/16/2014	29.5	27.0	(2)(20)

					35.5	32.4

KHC Holdings, Inc. and Kele Holdco, Inc.(25)	Catalog-based distribution services provider for building automation systems	First lien senior secured loan ($70.4 par due 10/2022)	7.15% (Libor + 6.00%/Q)	1/3/2017	70.4	70.4	(3)(20)
		Common stock (30,000 shares)		1/3/2017	3.1	3.1

					73.5	73.5

					122.0	118.9		1.69%

Oil and Gas
Lonestar Prospects, Ltd.	Sand based proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($15.0 par due 3/2021)	9.00% (Libor + 7.00% Cash, 1.00% PIK/Q)	3/1/2017	15.0	15.0	(2)(20)
		First lien senior secured loan ($75.0 par due 3/2021)	9.00% (Libor + 7.00% Cash, 1.00% PIK/Q)	3/1/2017	75.0	75.0	(3)(20)

					90.0	90.0

Petroflow Energy Corporation and TexOak Petro Holdings LLC(7)	Oil and gas exploration and production company	First lien senior secured loan ($15.2 par due 6/2019)	3.00% (Libor + 2.00%/Q)	6/29/2016	14.6	13.7	(2)(20)
		Second lien senior secured loan ($23.1 par due 12/2019)		6/29/2016	21.9	6.7	(2)(19)
		Common units (202,000 units)		6/29/2016	11.1	—

					47.6	20.4

					137.6	110.4		1.57%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4.0 par due 5/2018)	7.50% (Libor + 6.25%/Q)	5/15/2012	4.0	3.9	(4)(20)
		Second lien senior secured loan ($79.7 par due 5/2019)	11.00% (Libor + 9.75%/Q)	5/10/2012	79.7	73.3	(2)(20)

					83.7	77.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Jazz Acquisition, Inc.	Designer and distributor of aftermarket replacement components to the commercial airlines industry	Second lien senior secured loan ($25.0 par due 6/2022)	7.90% (Libor + 6.75%/Q)	1/3/2017	19.3	19.0	(2)(20)

					103.0	96.2		1.37%

Chemicals
Borchers Americas, Inc.	Provider of performance enhancing coating additives	First lien senior secured loan ($5.0 par due 1/2024)	5.90% (Libor + 4.75%/Q)	1/12/2017	5.0	5.0	(2)(20)

Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($1.5 par due 2/2021)	8.125% (Libor + 7.13%/Q)	8/19/2013	1.5	1.5	(2)(20)
		First lien senior secured loan ($40.0 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	40.0	40.0	(3)(20)
		First lien senior secured loan ($13.0 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13.0	13.0	(4)(20)

					54.5	54.5

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($7.3 par due 10/2018)	8.76% (Libor + 7.75%/M)	4/22/2014	7.3	7.4	(2)(18)(20)
		Warrant to purchase up to 325,000 shares of Series A preferred stock (expires 4/2024)		4/22/2014	0.1	0.3	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock (expires 4/2025)		4/9/2015	—	—	(2)

					7.4	7.7

					66.9	67.2		0.96%

Retail
Fashion Holding Luxembourg SCA(8)(9)	Retailer of women's clothing	Preferred stock (241,776,675 shares)		1/3/2017	—	—

Galls, LLC(25)	Distributor of apparel products to safety professionals	Second lien senior secured loan ($14.3 par due 8/2021)	9.00% (Libor + 7.75%/Q)	1/3/2017	14.3	14.3	(2)(20)
		Second lien senior secured loan ($26.0 par due 8/2021)	9.00% (Libor + 7.75%/Q)	1/3/2017	26.0	26.0	(2)(20)

					40.3	40.3

Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9.7 par due 9/2018)	7.40% (Libor + 6.25%/Q)	9/23/2013	9.7	9.7	(4)(20)
		Class A common stock (36,364 shares)		9/23/2013	6.0	6.4	(2)

					15.7	16.1

Things Remembered, Inc. and TRM Holdco Corp.(7)(25)	Personalized gifts retailer	First lien senior secured revolving loan ($0.9 par due 2/2019)	11.00% (Base Rate + 7.00%/Q)	8/30/2016	0.9	0.9	(2)(20)
		First lien senior secured loan ($11.3 par due 3/2020)		8/30/2016	10.6	2.6	(2)(19)
		Common stock (10,631,940 shares)		8/30/2016	6.1	—	(2)

					17.6	3.5

					73.6	59.9		0.85%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hotel Services
Aimbridge Hospitality, LLC(25)	Hotel operator	First lien senior secured loan ($2.8 par due 10/2018)	8.25% (Libor + 7.00%/Q)	1/7/2016	2.8	2.8	(2)(15)(20)
		First lien senior secured loan ($3.3 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	3.2	3.3	(2)(15)(20)
		First lien senior secured loan ($14.8 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	14.7	14.8	(4)(15)(20)

					20.7	20.9

Pyramid Management Advisors, LLC and Pyramid Investors, LLC	Hotel Operator	First lien senior secured loan ($2.8 par due 7/2021)	11.73% (Libor + 10.12%/Q)	7/15/2016	2.8	2.7	(2)(20)
		First lien senior secured loan ($19.5 par due 7/2021)	11.12% (Libor + 10.12%/Q)	7/15/2016	19.5	18.9	(3)(20)
		First lien senior secured loan ($0.2 par due 7/2021)	11.12% (Libor + 10.12%/Q)	7/15/2016	0.2	0.2	(2)(20)
		Membership units (990,369 units)		7/15/2016	1.0	0.6	(2)

					23.5	22.4

					44.2	43.3		0.61%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($35.0 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	35.0	35.0	(3)(20)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	1.4	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2.2	6.4	(2)(9)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)

					6.4	7.8

					41.4	42.8		0.61%

Farming and Agriculture
QC Supply, LLC(25)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($2.3 par due 12/2021)	7.00% (Libor + 6.00%/Q)	12/29/2016	2.3	2.3	(2)(20)
		First lien senior secured loan ($26.3 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/29/2016	26.3	26.3	(2)(20)

					28.6	28.6

					28.6	28.6		0.41%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($1.5 par due 7/2018)	12.00% (EURIBOR + 9.00% Cash, 1.00% PIK/M)	1/16/2015	1.7	1.5	(2)(20)
		First lien senior secured loan ($0.4 par due 10/2018)	12.00% (EURIBOR + 9.00% Cash, 1.00% PIK/M)	1/16/2015	0.5	0.4	(2)(20)
		First lien senior secured loan ($1.1 par due 10/2018)	12.00% (EURIBOR + 9.00% Cash, 1.00% PIK/M)	10/17/2016	1.1	1.1	(2)(20)

					3.3	3.0

American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares (expires 11/2017)		11/7/2007	—	4.1
		Warrant to purchase up to 200 shares (expires 9/2020)		9/1/2010	—	10.0

					—	14.1

CHL, LTD.	Repair and service solutions provider for cable, satellite and telecommunications based service providers	Warrant to purchase up to 120,000 shares of Series A common stock		1/3/2017	—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 280,000 shares of Series B common stock		1/3/2017	—	—
		Warrant to purchase up to 80,000 shares of Series C common stock		1/3/2017	—	—

					—	—

LTG Acquisition, Inc.	Designer and manufacturer of display, lighting and passenger communication systems for mass transportation markets	Class A membership units (5,000 units)		1/3/2017	5.1	5.0

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1.8	3.9

					10.2	26.0		0.37%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured revolving loan ($1.1 par due 6/2017)	7.75% (Base Rate + 3.75%/M)	6/5/2015	1.1	1.1	(5)(20)
		First lien senior secured loan ($6.5 par due 6/2019)	8.85% (Libor + 7.75%/M)	6/5/2015	6.3	6.5	(5)(20)
		Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		6/5/2015	0.4	—	(5)

					7.8	7.6

Imaging Business Machines, L.L.C. and Scanner Holdings Corporation(8)	Provider of high-speed intelligent document scanning hardware and software	Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Series A preferred stock (66,424,135 shares)		1/3/2017	—	0.4
		Class A common stock (33,173 shares)		1/3/2017	—	—
		Class B common stock (134,214 shares)		1/3/2017	—	—

					16.2	17.0

					24.0	24.6		0.35%

Printing, Publishing and Media
Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

EDS Group(8)(9)	Provider of print and digital services	First lien senior secured loan ($0.4 par due 6/2019)	6.00% (Libor + 5.00%/Q)	1/3/2017	0.4	0.4	(20)
		First lien senior secured loan ($0.6 par due 6/2019)	6.00% (Libor + 5.00%/Q)	1/3/2017	0.6	0.6	(20)
		First lien senior secured loan ($0.2 par due 6/2019)	6.00% (Libor + 5.00%/Q)	1/3/2017	0.2	0.2	(20)
		First lien senior secured loan ($0.6 par due 6/2019)	6.00% (Libor + 5.00%/Q)	1/3/2017	0.5	0.6	(20)
		First lien senior secured loan ($0.4 par due 6/2019)	6.00% (Libor + 5.00%/Q)	1/3/2017	0.3	0.4	(20)
		First lien senior secured loan ($0.1 par due 6/2019)	6.00% (Libor + 5.00%/Q)	1/3/2017	0.1	0.1	(20)
		Senior subordinated loan ($6.6 par due 6/2019)	3.13%	1/3/2017	4.7	4.9
		Senior subordinated loan ($6.8 par due 6/2019)	3.13%	1/3/2017	4.8	5.0
		Preferred stock (61,229 shares)		1/3/2017	0.1	0.1

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (2,432,750 shares)		1/3/2017	—	—

					11.7	12.3

Roark-Money Mailer LLC	Marketer, advertiser and distributor of coupons in the mail industry	Membership units (35,000 units)		1/3/2017	—	—

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	2.5	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	2.5

					12.8	14.8		0.21%

Housing and Building Materials
DiversiTech Corporation	Manufacturer and distributor of engineered components, chemicals and accessories for the repair, maintenance and installation of heating, ventilation, air conditioning and refrigeration systems	Second lien senior secured loan ($9.5 par due 11/2022)	9.00% (Libor + 8.00%/Q)	1/3/2017	9.5	9.5	(2)(20)

Halex Holdings, Inc.(8)	Manufacturer of flooring installation products	First lien senior secured revolving loan ($1.1 par due 12/2018)	—	1/24/2017	1.1	1.1
		Common stock (51,853 shares)		1/3/2017	—	—

					1.1	1.1

					10.6	10.6		0.15%

					$11,602.3	$11,407.4		162.42%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of March 31, 2017 represented 162% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2017 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(0.6)
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	$—	$—	$—	$0.2	$—	$—	$0.1	$—	$0.3
ESCP PPG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(0.4)
Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.	$3.0	$2.8	$—	$0.1	$—	$—	$—	$—	$—
Ioxus, Inc	$—	$—	$—	$0.3	$—	$—	$—	$—	$0.7
NSI Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$1.5	$—	$0.1	$—	$—	$—	$0.1	$0.4
PIH Corporation and Primrose Holding Corporation	$16.9	$—	$—	$—	$—	$—	$—	$—	$2.6
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$2.6	$—	$—	$—	$—	$(1.6)
Things Remembered, Inc. and TRM Holdco Corp.	$1.3	$0.4	$—	$—	$—	$—	$—	$—	$(0.9)
UL Holding Co., LLC	$—	$—	$—	$0.8	$—	$—	$—	$—	$—
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the three months ended March 31, 2017 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$1.7	$—	$—	$—	$—	$—
ACAS 2007-1 CLO	$—	$—	$—	$—	$—	$—	$—	$—	$—
ACAS Equity Holdings Corporation	$0.5	$—	$—	$—	$—	$—	$—	$—	$(0.1)
ACAS Real Estate Holdings Corporation	$2.6	$—	$—	$—	$—	$—	$—	$—	$—
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$—	$—	$—	$0.2	$—	$—	$—	$—	$(8.9)
Alcami Holdings, LLC	$264.0	$—	$—	$5.6	$—	$—	$0.5	$—	$0.8
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(0.4)
Bellotto Holdings Limited	$193.6	$—	$—	$—	$—	$—	$—	$—	$5.3
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ciena Capital LLC	$—	$—	$—	$0.2	$—	$—	$—	$—	$(0.7)
CoLTS 2005-1	$—	$—	$—	$—	$—	$—	$—	$—	$—
CoLTS 2005-2	$—	$—	$—	$—	$—	$—	$—	$—	$—
Columbo Midco Limited, Columbo Bidco Limited and Columbo Topco Limited	$27.9	$—	$—	$—	$—	$—	$—	$—	$0.9
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$1.1	$—	$8.4	$—	$—	$13.5
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation	$0.5	$—	$—	$0.5	$—	$—	$—	$—	$(1.8)
CSHM LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
ETG Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Euro Druckservice / Blue Topco	$11.8	$—	$—	$0.1	$—	$—	$—	$—	$0.4
European Capital Private Debt LP	$97.9	$0.3	$97.7	$—	$—	$—	$—	$0.7	$—
European Capital UK SME Debt LP	$29.8	$0.8	$0.9	$—	$—	$—	$—	$(0.1)	$2.3
Fashion Holding Luxembourg SCA (Modacin/Camaeiu)	$—	$—	$—	$—	$—	$—	$—	$—	$—
FPI Holding Corporation	$0.4	$—	$—	$—	$—	$—	$—	$—	$—
Garden Fresh Restaurant Corp. and GFRC Holdings LLC	$4.2	$5.8	$—	$1.1	$—	$—	$0.1	$—	$3.7
Halex Holdings, Inc.	$1.1	$—	$—	$—	$—	$—	$—	$—	$—
HALT Medical, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Hard 8 Games, LLC	$9.4	$—	$—	$—	$—	$—	$—	$—	$3.2
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Imaging Business Machines, L.L.C. and Scanner Holdings Corporation	$16.1	$—	$—	$0.6	$—	$—	$0.2	$—	$0.8
Ivy Hill Asset Management, L.P.	$228.6	$103.4	$—	$—	$—	$10.0	$—	$—	$(0.7)
LLSC Holdings Corporation (dba Lawrence Merchandising Services)	$19.2	$—	$—	$—	$—	$—	$—	$—	$0.4
Miles 33 (Finance) Limited	$15.2	$0.3	$—	$0.4	$—	$—	$—	$—	$0.5
Montgomery Lane, LLC and Montgomery Lane, Ltd.	$2.2	$—	$—	$—	$—	$—	$—	$—	$1.7
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
NECCO Holdings, Inc.	$25.3	$19.3	$—	$—	$—	$—	$—	$—	$0.2
NECCO Realty Investments LLC	$32.7	$—	$—	$0.9	$—	$—	$—	$—	$11.0
Orion Foods, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Pillar Processing LLC and PHL Investors, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rug Doctor, LLC and RD Holdco Inc.	$30.9	$—	$—	$0.5	$—	$—	$—	$—	$(0.3)
S Toys Holdings LLC (fka The Step2 Company, LLC)	$—	$—	$—	$—	$—	$—	$—	$6.8	$(5.7)
Senior Direct Lending Program, LLC*	$0.2	$0.8	$—	$9.5	$—	$—	$0.4	$—	$—
Senior Secured Loan Fund LLC**	$—	$—	$—	$33.9	$0.1	$—	$2.2	$—	$4.8
Soil Safe, Inc. and Soil Safe Acquisition Corp.	$101.7	$0.6	$—	$3.0	$—	$—	$0.4	$—	$0.5
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—

*
Together with Varagon Capital Partners ("Varagon"), the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4 to the consolidated financial statements).

**
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 28% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of March 31, 2017.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $8.9 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $73.9 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $69.0 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $35.2 aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.75% on $63.3 aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(19)
Loan was on non-accrual status as of March 31, 2017.

(20)
Loan includes interest rate floor feature.

(21)
Represents the Company's yield on its investment in the SSLP at amortized cost. The certificates have a stated contractual coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, after expenses. However, the SSLP Certificates are junior in right of payment to the Senior Notes held by GE, and the Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will be lower than the stated coupon and continue to decline. See Note 4 to the consolidated financial statements for more information on the SSLP.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of March 31, 2017, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of March 31, 2017, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of March 31, 2017, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See

  Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Accruent, LLC	$3.2	$(0.2)	$3.0	$—	$—	$3.0
ADCS Clinics Intermediate Holdings, LLC	5.0	(1.7)	3.3	—	—	3.3
ADG, LLC	13.7	(2.0)	11.7	—	—	11.7
Aimbridge Hospitality, LLC	2.4	—	2.4	—	—	2.4
Alcami Holdings LLC	30.0	(21.6)	8.4	—	—	8.4
Alita Care, LLC	5.0	(1.1)	3.9	—	—	3.9
American Seafoods Group LLC	22.1	(5.9)	16.2	—	—	16.2
Benihana, Inc.	3.2	(1.6)	1.6	—	—	1.6
BeyondTrust Software, Inc.	2.7	—	2.7	—	—	2.7
CCS Intermediate Holdings, LLC	7.5	(7.3)	0.2	—	—	0.2
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Ciena Capital LLC	20.0	(14.0)	6.0	(6.0)	—	—
Clearwater Analytics, LLC	5.0	(1.2)	3.8	—	—	3.8
Competitor Group, Inc.	6.1	(6.1)	—	—	—	—
Component Hardware Group, Inc.	3.7	(1.9)	1.8	—	—	1.8
Convergint Technologies LLC	31.0	—	31.0	—	—	31.0
Cozzini Bros., Inc.	19.1	(1.0)	18.1	—	—	18.1
Crown Health Care Laundry Services, Inc.	17.0	(0.6)	16.4	—	—	16.4
CST Buyer Company	4.2	—	4.2	—	—	4.2
D4C Dental Brands, Inc.	5.0	—	5.0	—	—	5.0
DCA Investment Holding, LLC	5.8	(1.5)	4.3	—	—	4.3
Dorner Holding Corp.	3.3	(1.0)	2.3	—	—	2.3
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	8.8	—	8.8	—	—	8.8
Eckler Industries, Inc.	4.0	(2.0)	2.0	(2.0)	—	—
Emerus Holdings, Inc.	2.0	—	2.0	—	—	2.0
EN Engineering, L.L.C.	5.0	—	5.0	—	—	5.0
Everspin Technologies, Inc.	4.0	(1.1)	2.9	—	—	2.9
Faction Holdings, Inc.	2.0	—	2.0	—	—	2.0
Galls, LLC	10.7	—	10.7	—	—	10.7
Garden Fresh Restaurant Corp.	9.8	(2.3)	7.5	—	—	7.5
Gentle Communications, LLC	5.0	—	5.0	—	—	5.0
Greenphire, Inc.	2.0	(0.5)	1.5	—	—	1.5
Halex Holdings, Inc.	2.0	(1.1)	0.9	—	—	0.9
Harvey Tool Company, LLC	0.8	—	0.8	—	—	0.8
Hercules Achievement, Inc.	0.7	—	0.7	—	—	0.7
Hygiena Borrower LLC	5.3	—	5.3	—	—	5.3
ICSH, Inc.	5.0	(2.1)	2.9	—	—	2.9
Infilaw Holding, LLC	20.0	(13.5)	6.5	(6.5)	—	—
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
Itel Laboratories, Inc.	2.5	—	2.5	—	—	2.5
K2 Pure Solutions Nocal, L.P.	5.0	(1.5)	3.5	—	—	3.5
KHC Holdings, Inc.	6.9	—	6.9	—	—	6.9
Lakeland Tours, LLC	11.9	(0.5)	11.4	—	—	11.4
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Liaison Acquisition, LLC	3.9	—	3.9	—	—	3.9
Massage Envy, LLC	5.0	—	5.0	—	—	5.0
McKenzie Sports Products, LLC	4.5	—	4.5	—	—	4.5
Ministry Brands LLC	10.9	(3.8)	7.1	—	—	7.1
MW Dental Holding Corp.	10.0	(1.5)	8.5	—	—	8.5
My Health Direct, Inc.	1.0	(1.0)	—	—	—	—
NECCO Holdings, Inc.	25.0	(16.0)	9.0	—	—	9.0
Niagara Fiber Intermediate Corp.	1.9	(1.9)	—	—	—	—
Nordco Inc	11.3	—	11.3	—	—	11.3
NSM Sub Holdings Corp.	5.0	—	5.0	—	—	5.0
OmniSYS Acquisition Corporation	2.5	—	2.5	—	—	2.5
Osmose Utilities Services, Inc.	6.0	—	6.0	—	—	6.0
OTG Management, LLC	19.8	—	19.8	—	—	19.8
Paper Source, Inc.	2.5	—	2.5	—	—	2.5
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
PIH Corporation	3.3	(0.6)	2.7	—	—	2.7
Professional Datasolutions, Inc.	1.9	—	1.9	—	—	1.9
QC Supply, LLC	26.7	(2.3)	24.4	—	—	24.4
Restaurant Technologies, Inc.	5.4	(1.4)	4.0	—	—	4.0
Retriever Medical/Dental Payments LLC	3.5	—	3.5	—	—	3.5
RuffaloCODY, LLC	7.7	(0.2)	7.5	—	—	7.5
Severin Acquisition, LLC	2.9	—	2.9	—	—	2.9
Shift PPC LLC	1.5	—	1.5	—	—	1.5
Soil Safe, Inc.	5.6	(3.7)	1.9	—	—	1.9
Sonny's Enterprises, LLC	1.8	—	1.8	—	—	1.8
The Gordian Group, LLC	1.1	—	1.1	—	—	1.1
Things Remembered, Inc.	2.4	(0.9)	1.5	—	—	1.5
Towne Holdings, Inc.	1.0	—	1.0	—	—	1.0
TPTM Merger Corp.	2.5	(1.3)	1.2	—	—	1.2
Urgent Cares of America Holdings I, LLC	16.0	—	16.0	—	—	16.0
VRC Companies LLC	2.5	—	2.5	—	—	2.5
Zemax, LLC	3.0	—	3.0	—	—	3.0
Zywave, Inc.	10.5	—	10.5	—	—	10.5

	$547.9	$(128.0)	$419.9	$(14.5)	$—	$405.4

(26)
As of March 31, 2017, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows (dollar amount in thousands):

(in millions) Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.4)	$0.6	$—	$0.6
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(11.6)	38.4	(38.4)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(1.8)	0.2	—	0.2
European Capital UK SME Debt LP	31.1	(16.3)	14.8	(14.8)	—

	$88.1	$(34.1)	$54.0	$(53.2)	$0.8

(27)
As of March 31, 2017, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $7.3. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
As of March 31, 2017, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $35.3. See Note 4 to the consolidated financial statements for more information on the SDLP.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016
(dollar amounts in millions)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	$—	$0.1

Imperial Capital Private Opportunities, LP(10)(25)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4.0	16.8	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.1	(2)

Partnership Capital Growth Investors III, L.P.(10)(25)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.7	3.2	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(25)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	7.5	12.5	(2)

PCG-Ares Sidecar Investment, L.P.(10)(25)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	3.4	4.2	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(25)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.7	1.5

Senior Direct Lending Program, LLC(8)(10)(27)	Co-investment vehicle	Subordinated certificates ($269.8 par due 12/2036)(21)	9.00% (Libor + 8.00%/Q)(21)	7/27/2016	269.8	269.8
		Member interest (87.50% interest)		7/27/2016	—	—

					269.8	269.8

Senior Secured Loan Fund LLC(8)(11)(26)	Co-investment vehicle	Subordinated certificates ($2,004.0 par due 12/2024)(20)	9.00% (Libor + 8.00%/M)(20)	10/30/2009	1,938.4	1,914.2
		Member interest (87.50% interest)		10/30/2009	—	—

					1,938.4	1,914.2

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.2	(2)

					2,227.8	2,223.6		43.05%

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18.8 par due 1/2022)	9.06% (Libor + 8.06%/Q)	1/5/2016	18.8	17.8	(3)(19)
		First lien senior secured loan ($5.0 par due 1/2022)	9.06% (Libor + 8.06%/Q)	1/5/2016	5.0	4.8	(4)(19)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	0.8	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	0.8	(2)

					27.8	24.2

ADCS Billings Intermediate Holdings, LLC(24)	Dermatology practice	First lien senior secured revolving loan ($1.6 par due 5/2022)	8.50% (Base Rate + 4.75%/Q)	5/18/2016	1.6	1.6	(2)(19)(23)

ADG, LLC and RC IV GEDC Investor LLC(24)	Dental services provider	First lien senior secured revolving loan ($2.0 par due 9/2022)	5.75% (Libor + 4.75%/Q)	9/28/2016	2.0	2.0	(2)(19)
		Second lien senior secured loan ($87.5 par due 3/2024)	10.00% (Libor + 9.00%/Q)	9/28/2016	87.5	87.5	(2)(19)
		Membership units (3,000,000 units)		9/28/2016	3.0	3.0	(2)

					92.5	92.5

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3.1	2.2
		Common stock (3 shares)		12/13/2013	—	—

					3.1	2.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9.0 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8.8	9.0	(2)(19)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($8.8 par due 6/2018)	11.50% (Libor + 10.50%/M)	9/5/2014	8.6	8.8	(2)(19)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	0.6	(2)

					8.6	9.4

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(24)	Correctional facility healthcare operator	First lien senior secured revolving loan ($3.8 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	3.8	3.2	(2)(19)(23)
		First lien senior secured revolving loan ($1.6 par due 7/2019)	6.75% (Base Rate + 3.00%/Q)	7/23/2014	1.6	1.4	(2)(19)(23)
		First lien senior secured loan ($6.6 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6.6	5.6	(2)(19)
		Second lien senior secured loan ($135.0 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	134.0	101.3	(2)(19)
		Class A units (601,937 units)		8/19/2010	—	0.1	(2)

					146.0	111.6

Correctional Medical Group Companies, Inc.	Correctional facility healthcare operator	First lien senior secured loan ($3.1 par due 9/2021)	9.38% (Libor + 8.38%/Q)	9/29/2015	3.1	3.0	(2)(19)
		First lien senior secured loan ($48.8 par due 9/2021)	9.38% (Libor + 8.38%/Q)	9/29/2015	48.8	47.8	(3)(19)

					51.9	50.8

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(24)	Dental services provider	Class A preferred units (1,000,000 units)		12/21/2016	1.0	1.0	(2)

DCA Investment Holding, LLC(24)	Multi-branded dental practice management	First lien senior secured revolving loan ($2.1 par due 7/2021)	8.00% (Base Rate + 4.25%/Q)	7/2/2015	2.1	2.0	(2)(19)(23)
		First lien senior secured loan ($18.9 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18.8	18.5	(4)(19)

					20.9	20.5

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($9.7 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	9.5	9.7	(2)(19)
		Warrant to purchase up to 909,092 units of Series C preferred stock (expires 3/2024)		3/21/2014	—	0.1	(2)

					9.5	9.8

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Second lien senior secured loan ($47.5 par due 8/2023)	9.75% (Libor + 8.75%/Q)	8/18/2016	46.8	47.5	(2)(19)
		Class A common stock (1,788 shares)		3/11/2014	1.8	1.8	(2)
		Class B common stock (980 shares)		3/11/2014	—	5.5	(2)

					48.6	54.8

Greenphire, Inc. and RMCF III CIV XXIX, L.P(24)	Software provider for clinical trial management	First lien senior secured loan ($1.5 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	1.5	1.5	(2)(19)
		First lien senior secured loan ($3.6 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	3.6	3.6	(2)(19)
		Limited partnership interest (99.90% interest)		12/19/2014	1.0	1.2	(2)

					6.1	6.3

Hygiena Borrower LLC(24)	Adenosine triphosphate testing technology provider	Second lien senior secured loan ($10.0 par due 8/2023)	10.00% (Libor + 9.00%/Q)	8/26/2016	10.0	10.0	(2)(19)

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common stock (13,252 shares)		9/27/2010	—	0.7	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112.0 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112.0	108.6	(2)(19)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1.3	1.2	(2)

MW Dental Holding Corp.(24)	Dental services provider	First lien senior secured revolving loan ($1.5 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	1.5	1.5	(2)(19)
		First lien senior secured loan ($44.9 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	44.9	44.9	(2)(19)
		First lien senior secured loan ($47.3 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	47.3	47.3	(3)(19)
		First lien senior secured loan ($19.5 par due 4/2018)	9.00% (Libor + 7.50%/Q)	4/12/2011	19.5	19.5	(4)(19)

					113.2	113.2

My Health Direct, Inc.(24)	Healthcare scheduling exchange software solution provider	First lien senior secured revolving loan ($0.5 par due 9/2017)	8.75% (Base Rate + 5.00%/M)	9/18/2014	0.5	0.5	(2)(19)
		First lien senior secured loan ($1.3 par due 1/2018)	10.75%	9/18/2014	1.3	1.3	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

					1.8	1.8

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80.0 par due 7/2020)	10.75% (Libor + 9.50%/Q)	8/6/2013	79.1	80.0	(2)(19)

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	11.00% (Libor + 10.00%/Q)	4/19/2016	72.8	72.8	(2)(19)
		Class A units (25,277 units)		4/19/2016	2.5	2.4	(2)

					75.3	75.2

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2.3 par due 8/2016)		11/12/2015	2.1	0.4	(2)(18)
		First lien senior secured loan ($10.9 par due 8/2016)		4/25/2014	9.7	2.0	(2)(18)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		3/15/16	—	—	(2)

					11.8	2.4

NSM Sub Holdings Corp.(24)	Provider of customized mobility, rehab and adaptive seating systems	First lien senior secured revolving loan ($0.6 par due 10/2022)	6.00% (Libor + 5.00%/Q)	10/3/2016	0.6	0.6	(2)(19)
		First lien senior secured revolving loan ($0.3 par due 10/2022)	7.75% (Base Rate + 4.00%/Q)	10/3/2016	0.3	0.3	(2)(19)

					0.9	0.9

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	10.75% (Libor + 9.75%/Q)	4/20/2016	9.6	10.0	(2)(19)

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(24)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($5.9 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	5.9	5.9	(4)(19)
		Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.7	(2)

					6.9	6.6

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	9.50% (Libor + 8.50%/Q)	9/2/2015	76.1	78.0	(2)(19)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9.0 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8.7	9.0	(2)(19)
		First lien senior secured loan ($2.0 par due 6/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	2.0	2.0	(2)(19)
		First lien senior secured loan ($3.0 par due 6/2021)	9.00% (Libor + 8.00%/M)	9/15/2015	3.0	3.0	(2)(19)
		Warrant to purchase up to 28,428 shares of Series C preferred stock (expires 9/2025)		9/15/2015	0.2	0.3	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock (expires 12/2023)		12/26/2013	—	0.3	(2)

					13.9	14.6

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46.6	45.8	(2)(19)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54.0 par due 7/2022)	10.50% (Libor + 9.50%/Q)	1/29/2016	54.0	54.0	(2)(19)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($7.8 par due 6/2022)	10.00% (Libor + 9.00%/Q)	6/15/2015	7.8	7.8	(2)(19)
		Second lien senior secured loan ($27.5 par due 6/2022)	10.00% (Libor + 9.00%/Q)	6/15/2015	27.5	27.5	(2)(19)

					35.3	35.3

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23.5 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23.5	23.5	(2)(19)
		Second lien senior secured loan ($50.0 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50.0	50.0	(2)(19)

					73.5	73.5

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(24)	Operator of urgent care clinics	First lien senior secured loan ($13.9 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	13.9	12.6	(2)(19)
		First lien senior secured loan ($54.2 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	54.2	49.3	(2)(19)
		Preferred units (7,696,613 units)		6/11/2015	7.7	9.4
		Series A common units (2,000,000 units)		6/11/2015	2.0	0.1
		Series C common units (1,026,866 units)		6/11/2015	—	—

					77.8	71.4

Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Preferred shares (40,662 shares)		12/21/2015	0.4	0.4	(9)

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($31.4 par due 7/2019)	10.25% (Libor + 9.25%/Q)	10/18/2016	31.4	31.4	(2)(19)
		Second lien senior secured loan ($55.0 par due 7/2019)	10.25% (Libor + 9.25%/Q)	5/30/2014	55.0	55.0	(2)(19)

					86.4	86.4

					1,312.3	1,263.7		24.47%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Business Services
Accruent, LLC and Athena Parent, Inc.(24)	Real estate and facilities management software provider	First lien senior secured revolving loan ($0.3 par due 5/2022)	8.00% (Base Rate + 4.25%/Q)	5/16/2016	0.3	0.3	(2)(19)
		Second lien senior secured loan ($10.5 par due 11/2022)	12.50% (Base Rate + 8.75%/Q)	9/19/2016	10.5	10.5	(2)(19)
		Second lien senior secured loan ($42.5 par due 11/2022)	10.75% (Libor + 9.75%/Q)	9/19/2016	42.5	42.5	(2)(19)
		Series A preferred stock (778 shares)		9/19/2016	0.8	0.8	(2)
		Common stock (3,000 shares)		5/16/2016	3.0	3.1	(2)

					57.1	57.2

Acrisure, LLC, Acrisure Investors FO, LLC and Acrisure Investors SO, LLC(24)	Retail insurance advisor and brokerage	Second lien senior secured loan ($88.6 par due 11/2024)	10.25% (Libor + 9.25%/Q)	11/22/2016	88.6	88.6	(2)(19)
		Membership interests (8,502,697 units)		11/18/2016	8.5	8.5	(2)
		Membership interests (2,125,674 units)		11/18/2016	2.1	2.1	(2)

					99.2	99.2

Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($4.7 par due 11/2018)		5/11/2015	4.5	—	(2)(18)
		First lien senior secured loan ($3.1 par due 2/2019)		5/11/2015	3.0	—	(2)(18)
		Warrant to purchase up to 184,003 units of Series Three participating convertible preferred shares (expires 8/2026)		5/11/2015	—	—	(2)

					7.5	—

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Second lien senior secured loan ($2.1 par due 5/2018)	10.50% (Libor + 9.50%/M)	7/23/2014	2.1	2.1	(2)(19)
		Second lien senior secured loan ($1.2 par due 8/2018)	10.50% (Libor + 9.50%/M)	7/23/2014	1.2	1.2	(2)(19)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

					3.3	3.3

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2.5	5.9	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10.0 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10.0	10.0	(2)(19)
		Second lien senior secured loan ($11.5 par due 8/2020)	9.44% (Libor + 8.25%/Q)	9/28/2012	11.5	11.5	(2)(19)
		Second lien senior secured loan ($26.5 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26.5	26.5	(2)(19)
		Senior subordinated loan ($23.3 par due 8/2021)	14.00% PIK	8/8/2014	23.3	23.3	(2)

					71.3	71.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.3	2.0	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.4	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.1	2.7

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.9 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	1.9	1.7	(2)(19)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.9	1.7

DTI Holdco, Inc. and OPE DTI Holdings, Inc.(24)	Provider of legal process outsourcing and managed services	First lien senior secured loan ($4.2 par due 9/2023)	6.25% (Libor + 5.25%/Q)	9/23/2016	4.1	4.1	(2)(19)
		Class A common stock (7,500 shares)		8/19/2014	7.5	3.8	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	3.8	(2)

					11.6	11.7

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(24)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2.0 par due 11/2017)	8.00% (Base Rate + 4.25%/M)	11/3/2014	2.0	2.0	(2)(19)
		First lien senior secured loan ($3.0 par due 12/2019)	9.75% (Libor + 8.75%/M)	12/3/2015	3.0	3.0	(2)(19)
		First lien senior secured loan ($3.2 par due 5/2019)	9.75% (Libor + 8.75%/M)	11/3/2014	3.2	3.2	(2)(19)
		Warrant to purchase up to 1,481 shares of Series A preferred stock (expires 12/2025)		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock (expires 11/2024)		11/3/2014	0.1	0.1	(2)

					8.3	8.3

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20.0 par due 3/2019)	9.74% (Libor + 8.50%/M)	2/19/2015	19.8	20.2	(2)(17)(19)
		Warrant to purchase up to 385,616 shares of Series D preferred stock (expires 2/2022)		2/19/2015	—	—	(2)

					19.8	20.2

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2.3 par due 7/2019)	9.85% (Libor + 8.85%/M)	6/16/2015	2.1	2.3	(19)
		Second lien senior secured loan ($21.1 par due 7/2019)	9.85% (Libor + 8.85%/M)	6/16/2015	20.9	21.1	(5)(19)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock (expires 6/2022)		6/16/2015	0.3	0.3	(2)

					23.3	23.7

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(24)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($46.9 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	46.9	46.9	(3)(19)
		First lien senior secured loan ($14.8 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14.8	14.8	(4)(19)
		Preferred stock (1,485 shares)		8/4/2015	1.5	2.7	(2)
		Common stock (647,542 shares)		8/4/2015	—	0.1	(2)

					63.2	64.5

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/24/2013	0.2	0.1	(2)

Itel Laboratories, Inc.(24)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1.0	1.3	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2.2	2.8
		Common stock (16,251 shares)		12/13/2013	2.2	2.8

					4.4	5.6

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock (expires 10/2019)		12/13/2013	—	1.5

Ministry Brands, LLC and MB Parent HoldCo, L.P.(24)	Software and payment services provider to faith-based institutions	First lien senior secured revolving loan ($3.8 par due 12/2022)	6.00% (Libor + 5.00%/Q)	12/2/2016	3.8	3.8	(2)(19)
		First lien senior secured loan ($7.6 par due 12/2022)	6.00% (Libor + 5.00%/Q)	12/2/2016	7.5	7.6	(2)(19)
		Second lien senior secured loan ($90.0 par due 6/2023)	10.25% (Libor + 9.25%/Q)	12/2/2016	89.2	90.0	(2)(19)
		Class A units (500,000 units)		12/2/2016	5.0	5.0	(2)

					105.5	106.4

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($0.5 par due 7/2012)		4/1/2010	0.2	0.2	(2)(18)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					0.2	0.2

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24.1	22.4	(2)(19)

PayNearMe, Inc.	Electronic cash payment system provider	First lien senior secured loan ($10.0 par due 9/2019)	9.50% (Libor + 8.50%/M)	3/11/2016	9.6	10.0	(5)(19)
		Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(5)

					9.8	10.0

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pegasus Intermediate Holdings, LLC(24)	Plant maintenance and scheduling process software provider	First lien senior secured loan ($1.3 par due 11/2022)	7.25% (Libor + 6.25%/Q)	11/7/2016	1.3	1.3	(2)(19)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

Planview, Inc.	Provider of project and portfolio management software	Second lien senior secured loan ($30.0 par due 8/2022)	10.50% (Libor + 9.50%/Q)	8/9/2016	30.0	30.5	(2)(19)

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	First lien senior secured loan ($5.3 par due 1/2018)		6/25/2015	4.7	2.6	(5)(18)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(5)

					4.8	2.6

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30.0 par due 2/2023)	10.00% (Libor + 9.00%/Q)	2/23/2015	29.8	30.0	(2)(19)
		Second lien senior secured loan ($50.0 par due 2/2023)	10.00% (Libor + 9.00%/Q)	2/23/2015	49.6	50.0	(3)(19)
		Class A common stock (1,980 shares)		2/23/2015	2.0	—	(2)
		Class B common stock (989,011 shares)		2/23/2015	—	3.8	(2)

					81.4	83.8

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1.0	1.5	(2)

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	First lien senior secured loan ($50.4 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	49.7	50.4	(2)(19)
		First lien senior secured loan ($59.9 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	59.0	59.9	(3)(19)
		First lien senior secured loan ($20.0 par due 8/2022)	9.25% (Libor + 8.25%/Q)	8/22/2016	19.7	20.0	(4)(19)
		Class A common shares (7,445 shares)		8/22/2016	7.4	0.1	(2)
		Class B common shares (1,841,609 shares)		8/22/2016	0.1	8.3	(2)

					135.9	138.7

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.3	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 shares)		9/9/2014	—	—	(2)

Shift PPC LLC	Digital solutions provider	First lien senior secured loan ($12.5 par due 12/2021)	7.00% (Libor + 6.00%/Q)	12/22/2016	12.5	12.5	(2)(19)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7.5 par due 6/2020)	8.65% (Libor + 7.65%/M)	9/9/2015	7.4	7.5	(5)(17)(19)
		Warrant to purchase up to 169,045 shares of Series C preferred stock (expires 9/2022)		9/9/2015	0.1	0.1	(5)

					7.5	7.6

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6.0 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5.9	6.0	(5)(19)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	0.1	0.1	(5)

					6.0	6.1

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($10.2 par due 3/2017)		3/5/2013	—	0.4	(2)(18)
		Class A units (14,293,110 units)		6/26/2008	12.8	—	(2)

					12.8	0.4

TraceLink, Inc.	Supply chain management software provider for the pharmaceutical industry	Warrant to purchase up to 283,353 shares of Series A-2 preferred stock (expires 1/2025)		1/2/2015	0.1	2.5	(2)

UL Holding Co., LLC(7)	Manufacturer and distributor of re-refined oil products	Senior subordinated loan ($5.8 par due 5/2020)	10.00% PIK	4/30/2012	1.4	5.4	(2)
		Senior subordinated loan ($0.3 par due 5/2020)		4/30/2012	0.1	0.3	(2)
		Senior subordinated loan ($23.9 par due 5/2020)	10.00% PIK	4/30/2012	5.9	22.4	(2)
		Senior subordinated loan ($2.0 par due 5/2020)		4/30/2012	0.5	1.9	(2)
		Senior subordinated loan ($2.8 par due 5/2020)	10.00% PIK	4/30/2012	0.7	2.6	(2)
		Senior subordinated loan ($0.2 par due 5/2020)		4/30/2012	0.1	0.2	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					16.2	32.8

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	2.8

WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—

Zywave, Inc.(24)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	Second lien senior secured loan ($27.0 par due 11/2023)	10.00% (Libor + 9.00%/Q)	11/17/2016	27.0	27.0	(2)(19)

					862.5	867.7		16.80%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($67.0 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	66.7	67.0	(2)(19)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13.6 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13.6	13.6	(2)(13)(19)
		First lien senior secured loan ($0.7 par due 12/2017)	8.00% (Base Rate + 4.25%/Q)	12/10/2010	0.7	0.7	(2)(13)(19)
		Second lien senior secured loan ($21.9 par due 6/2018)	15.89% (Libor + 15.00%/Q)	12/10/2010	21.9	21.9	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9.4	11.9	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20.2	28.5	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65.8	76.6

Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(8)(24)	Endurance sports media and event operator	First lien senior secured revolving loan ($0.9 par due 11/2018)	5.00% (Libor + 3.75%/Q)	9/29/2016	0.9	0.9	(2)(19)
		First lien senior secured revolving loan ($4.7 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	4.5	4.5	(2)(19)
		First lien senior secured loan ($39.6 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	38.0	38.6	(2)(19)
		Preferred shares (18,875 shares)		3/25/2016	16.0	—	(2)
		Membership units (2,522,512 units)		11/30/2012	2.5	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					61.9	44.0

Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(7)(24)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan	—	3/13/2014	—	—	(22)
		First lien senior secured loan ($5.8 par due 12/2021)	7.25% (Libor + 6.25%/Q)	3/13/2014	5.8	5.8	(2)(19)
		First lien senior secured loan ($5.2 par due 12/2021)	7.25% (Libor + 6.25%/Q)	3/13/2014	5.2	5.2	(3)(19)
		Class A preferred units (2,475,000 units)		3/13/2014	2.5	3.0	(2)
		Class B common units (275,000 units)		3/13/2014	0.3	0.3	(2)

					13.8	14.3

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31.5 par due 2/2020)	11.00%	6/12/2015	31.5	31.5	(2)
		Senior subordinated loan ($52.7 par due 2/2020)	11.00%	8/15/2014	52.7	52.7	(2)
		Common stock (32,843 shares)		8/15/2014	3.4	5.0	(2)

					87.6	89.2

Massage Envy, LLC and ME Equity LLC(24)	Franchisor in the massage industry	First lien senior secured revolving loan ($3.5 par due 9/2020)	7.75% (Libor + 6.75%/Q)	9/27/2012	3.5	3.5	(2)(19)
		First lien senior secured loan ($38.9 par due 9/2020)	7.75% (Libor + 6.75%/Q)	9/27/2012	38.9	38.9	(3)(19)
		First lien senior secured loan ($18.9 par due 9/2020)	7.75% (Libor + 6.75%/Q)	9/27/2012	18.9	18.9	(4)(19)
		Common stock (3,000,000 shares)		9/27/2012	3.0	3.3	(2)

					64.3	64.6

McKenzie Sports Products, LLC(24)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($5.5 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	5.5	5.4	(3)(14)(19)
		First lien senior secured loan ($84.5 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	84.5	82.8	(3)(14)(19)

					90.0	88.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($0.9 par due 9/2017)	10.00%	6/4/2014	0.9	0.9	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	—	—	(2)

					0.9	0.9

Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25.0 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24.6	24.5	(2)(19)

SocialFlow, Inc.	Social media optimization platform provider	First lien senior secured loan ($4.0 par due 8/2019)	9.50% (Libor + 8.50%/M)	1/29/2016	3.9	4.0	(5)(19)
		Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/29/2016	—	—	(5)

					3.9	4.0

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140.0 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140.0	138.6	(2)(19)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($31.6 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	31.6	31.6	(2)(19)
		Second lien senior secured loan ($94.1 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	93.8	94.1	(2)(19)

					125.4	125.7

U.S. Security Associates Holdings, Inc	Security guard service provider	Second lien senior secured loan ($25.0 par due 7/2018)	11.00%	11/24/2015	25.0	25.0	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3.7	3.7	(2)(19)
		Second lien senior secured loan ($21.3 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20.9	21.1	(2)(19)

					24.6	24.8

					794.5	787.4		15.25%

Consumer Products
Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($50.0 par due 3/2024)	10.00% (Libor + 9.00%/Q)	9/6/2016	49.9	50.0	(2)(19)

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4.4 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4.4	4.3	(3)(19)
		First lien senior secured loan ($5.2 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	5.2	5.1	(3)(19)
		First lien senior secured loan ($9.5 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9.5	9.0	(3)(16)(19)
		First lien senior secured loan ($50.1 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50.1	47.6	(3)(16)(19)
		Common units (300 units)		4/24/2014	3.7	2.4	(2)

					72.9	68.4

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80.0 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	79.2	60.8	(2)(19)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	2.0	2.0	(2)(19)
		Second lien senior secured loan ($54.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	53.8	54.0	(3)(19)
		Second lien senior secured loan ($10.0 par due 6/2021)	8.99% (Libor + 7.99%/Q)	12/23/2014	10.0	10.0	(4)(19)
		Common stock (30,000 shares)		12/23/2014	3.0	5.2	(2)

					68.8	71.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97.8	99.0	(2)(19)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	11.76% (Libor + 10.50%/Q)	4/22/2015	89.4	87.6	(2)(19)
		Class A preferred units (50,000 units)		3/14/2014	5.0	3.8	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	3.8	(2)

					99.4	95.2

The Step2 Company, LLC(8)	Toy manufacturer	Common units (1,116,879 units)		4/1/2011	—	6.2
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	6.2

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($25.0 par due 12/2022)	9.75% (Libor + 8.75%/Q)	10/28/2016	25.0	25.0	(2)(19)
		Second lien senior secured loan ($1.6 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	1.6	1.6	(2)(19)
		Second lien senior secured loan ($54.0 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	53.6	54.0	(3)(19)
		Second lien senior secured loan ($91.7 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	91.0	91.7	(2)(19)
		Common stock (3,353,370 shares)		12/11/2014	3.4	3.7	(2)
		Common stock (3,353,371 shares)		12/11/2014	4.1	4.6	(2)

					178.7	180.6

Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock (expires 6/2021)		7/27/2011	—	0.8	(2)
		Warrant to purchase up to 941 shares of preferred stock (expires 6/2021)		7/27/2011	—	1.5	(2)

					—	2.3

					646.7	633.7		12.27%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.9 par due 8/2017)	14.50% (Libor + 11.50% Cash, 2.00% PIK/M)	12/16/2013	3.8	3.9	(2)(17)(19)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	0.1	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	0.1	(2)

					4.1	4.1

CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan ($32.6 par due 3/2017)	11.00% PIK	3/11/2016	32.6	32.6	(2)

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44.5 par due 12/2020)	10.00%	8/8/2014	44.5	43.3	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	0.2	(2)

					44.5	43.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25.0 par due 12/2021)	9.75%	12/24/2014	25.0	25.0	(2)
		Non-controlling units (10.0 units)		12/24/2014	1.6	1.8	(2)

					26.6	26.8

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25.0 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24.8	24.6	(2)(19)
		Senior subordinated loan ($19.5 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	19.5	19.2	(2)
		Senior subordinated loan ($91.2 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	91.2	89.8	(2)

					135.5	133.6

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($8.8 par due 10/2018)		3/31/2015	8.5	6.2	(2)(17)(18)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(9)

					8.5	6.2

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10.0 par due 2/2020)		2/20/2014	8.8	—	(2)(18)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($34.7 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34.5	34.7	(2)(19)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($34.3 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34.0	34.1	(2)(19)

Noonan Acquisition Company, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($50.9 par due 10/2017)	10.25%	7/22/2016	50.9	50.9	(2)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($52.2 par due 1/2017)	13.00% PIK	10/27/2015	52.2	52.2	(2)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19.8 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19.7	18.0	(2)(19)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.6 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23.6	21.4	(2)(19)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.7	26.1	(2)

Riverview Power LLC	Natural gas and oil fired power generation facilities operator	First lien senior secured loan ($8.6 par due 12/2021)	7.25% (Base Rate + 3.50%/Q)	12/29/2016	8.6	8.6	(2)(19)
		First lien senior secured loan ($73.6 par due 12/2022)	11.00% (Base Rate + 7.25%/Q)	12/29/2016	73.6	73.6	(2)(19)

					82.2	82.2

					579.4	566.4		10.97%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(8)	Restaurant owner and operator	First lien senior secured loan ($3.1 par due 12/2018)	15.00% (Libor + 14.00%/Q)	12/22/2016	3.1	3.1	(2)(19)
		First lien senior secured loan ($29.6 par due 12/2018)		11/27/2006	28.9	20.4	(2)(18)
		First lien senior secured loan ($11.3 par due 12/2018)		11/27/2006	11.0	7.8	(3)(18)
		Promissory note ($25.5 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 23,750 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					56.8	31.3

Benihana, Inc.(24)	Restaurant owner and operator	First lien senior secured revolving loan ($0.8 par due 7/2018)	8.25% (Libor + 7.00%/Q)	8/21/2012	0.8	0.8	(2)(19)(23)
		First lien senior secured revolving loan ($0.7 par due 7/2018)	9.50% (Base Rate + 5.75%/Q)	8/21/2012	0.7	0.7	(2)(19)(23)
		First lien senior secured loan ($4.8 par due 1/2019)	8.25% (Libor + 7.00%/Q)	8/21/2012	4.8	4.6	(4)(19)
		First lien senior secured loan ($0.3 par due 1/2019)	8.25% (Libor + 7.00%/Q)	12/28/2016	0.3	0.3	(2)(19)

					6.6	6.4

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($4.8 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	4.7	4.8	(2)(19)
		Warrant to purchase up to 143,079 shares of Series A preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					4.7	4.8

Garden Fresh Restaurant Corp.(24)	Restaurant owner and operator	First lien senior secured revolving loan	—	10/3/2013	—	—	(22)
		First lien senior secured loan ($40.1 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40.1	38.1	(2)(19)
		First lien senior secured loan ($1.5 par due 10/2017)	15.50% PIK	11/14/2016	1.5	1.5	(2)

					41.6	39.6

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($60.8 par due 12/2019)	10.47% (Libor + 9.47%/Q)	12/18/2014	60.8	60.8	(3)(19)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31.6	31.6	(2)(19)
		Preferred units (3,000,000 units)		10/20/2015	3.0	3.1	(2)

					34.6	34.7

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)		4/1/2010	1.2	0.5	(2)(18)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(18)
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					1.2	0.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(24)	Airport restaurant operator	First lien senior secured loan ($97.8 par due 8/2021)	9.50% (Libor + 8.50%/Q)	8/26/2016	97.8	97.8	(3)(19)
		Senior subordinated loan ($21.2 par due 2/2022)	17.50% PIK	8/26/2016	21.1	21.2	(2)
		Class A preferred units (3,000,000 units)		8/26/2016	30.0	30.9	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	11.0	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	0.1	24.2	(2)
		Warrant to purchase 0.60% of the common units deemed outstanding (expires 12/2018)		8/26/2016	—	—	(2)

					152.0	185.1

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($34.5 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	34.4	33.8	(3)(19)

Restaurant Technologies, Inc.(24)	Provider of bulk cooking oil management services to the restaurant and fast food service industries	First lien senior secured revolving loan ($0.3 par due 11/2021)	7.50% (Base Rate + 3.75%/Q)	11/23/2016	0.3	0.3	(2)(19)(23)

					393.0	397.3		7.69%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	—	0.4

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3.0	1.7

Ciena Capital LLC(8)(24)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14.0 par due 12/2017)	6.00%	11/29/2010	14.0	14.0	(2)
		Equity interests		11/29/2010	35.0	17.7	(2)

					49.0	31.7

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	11.00% (Libor + 9.75%/Q)	5/10/2012	28.0	28.0	(2)(19)

Imperial Capital Group LLC	Investment services	Class A common units (32,369 units)		5/10/2007	7.9	12.2	(2)
		2006 Class B common units (10,605 units)		5/10/2007	—	—	(2)
		2007 Class B common units (1,323 units)		5/10/2007	—	—	(2)

					7.9	12.2

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	171.0	229.2

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured loan ($32.1 par due 6/2017)	10.47% (Libor + 10%/Q)	6/24/2014	32.1	32.1	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)	Asset based lender	Senior subordinated loan ($30.0 par due 6/2021)	10.50%	6/25/2015	30.0	30.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	3.3

					33.3	33.3

The Gordian Group, Inc.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

					324.3	368.6		7.14%

Manufacturing
Component Hardware Group, Inc.(24)	Commercial equipment	First lien senior secured revolving loan ($1.9 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	1.9	1.9	(2)(19)
		First lien senior secured loan ($8.0 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8.0	8.0	(4)(19)

					9.9	9.9

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Harvey Tool Company, LLC and Harvey Tool Holding, LLC(24)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan	—	8/13/2015	—	—	(22)
		Senior subordinated loan ($28.1 par due 9/2020)	10.00% Cash, 1.00% PIK	8/13/2015	28.1	28.1	(2)
		Class A membership units (750 units)		3/28/2014	0.9	1.7	(2)

					29.0	29.8

Ioxus, Inc	Energy storage devices	First lien senior secured loan ($0.7 par due 8/2017)	12.00% PIK	8/24/2016	0.7	0.6	(2)
		First lien senior secured loan ($10.2 par due 6/2019)	5.00% Cash, 7.00% PIK	4/29/2014	10.0	9.7	(2)
		First lien senior secured loan ($0.4 par due 6/2019)		4/29/2014	0.4	0.4	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock (expires 8/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 3,038,730 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)

					11.1	10.7

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($27.1 par due 12/2020)	9.67% (Libor + 8.67%/Q)	12/4/2015	27.1	27.1	(2)(19)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($99.9 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	99.9	99.9	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	73.5	73.5

					173.4	173.4

Niagara Fiber Intermediate Corp.(24)	Insoluble fiber filler products	First lien senior secured revolving loan ($1.9 par due 5/2018)		5/8/2014	1.8	1.4	(2)(18)
		First lien senior secured loan ($1.4 par due 5/2018)		5/8/2014	1.3	1.0	(2)(18)
		First lien senior secured loan ($13.6 par due 5/2018)		5/8/2014	12.9	10.0	(2)(18)

					16.0	12.4

Nordco Inc.	Railroad maintenance-of-way machinery	First lien senior secured revolving loan	—	8/26/2015	—	—	(22)

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40.0 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	40.0	38.0	(2)(19)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1.5	1.5	(2)

TPTM Merger Corp.(24)	Time temperature indicator products	First lien senior secured revolving loan ($1.3 par due 9/2018)	7.50% (Libor + 6.50%/Q)	9/12/2013	1.3	1.3	(2)(19)
		First lien senior secured loan ($17.0 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	17.0	17.0	(3)(19)
		First lien senior secured loan ($10.0 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	10.0	10.0	(4)(19)

					28.3	28.3

					337.3	331.1		6.41%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($11.8 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	11.7	11.8	(2)(19)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	0.8	(2)

ICSH, Inc.(24)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan ($1.0 par due 12/2018)	6.75% (Libor + 5.75%/Q)	8/30/2011	1.0	1.0	(2)(19)(23)
		Second lien senior secured loan ($66.0 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66.0	66.0	(2)(19)

					67.0	67.0

LBP Intermediate Holdings LLC(24)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(22)
		First lien senior secured loan ($12.7 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	12.6	12.7	(3)(19)

					12.6	12.7

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78.5 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	78.5	78.5	(2)(19)
		Second lien senior secured loan ($54.0 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	54.0	54.0	(3)(19)
		Second lien senior secured loan ($10.0 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	10.0	10.0	(4)(19)
		Common stock (50,000 shares)		12/14/2012	4.0	8.1	(2)

					146.5	150.6

					238.3	242.9		4.70%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(24)	Harvester and processor of seafood	First lien senior secured loan ($6.9 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	6.9	6.9	(2)(19)
		First lien senior secured loan ($0.1 par due 8/2021)	7.75% (Base Rate + 4.00%/Q)	8/19/2015	0.1	0.1	(2)(19)
		Second lien senior secured loan ($55.0 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55.0	55.0	(2)(19)
		Class A units (77,922 units)		8/19/2015	0.1	0.1	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	7.8	(2)

					69.5	69.9

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($21.6 par due 12/2021)	10.05% (Libor + 9.05%/Q)	8/22/2016	21.6	21.6	(3)(19)
		First lien senior secured loan ($54.8 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	54.4	54.8	(3)(19)

					76.0	76.4

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2.9	1.4	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)

					3.0	1.4

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	6.2	(2)

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28.5 par due 2/2022)	10.75% (Libor + 9.75%/Q)	8/21/2015	28.5	28.5	(2)(19)

RF HP SCF Investor, LLC	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	12.8	(2)

					194.5	195.2		3.78%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education
Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10.5	10.4	(2)

Infilaw Holding, LLC(24)	Operator of for-profit law schools	First lien senior secured revolving loan ($6.0 par due 2/2018)		8/25/2011	6.0	6.0	(2)(18)(23)
		Series A preferred units (1.25 units)		8/25/2011	125.5	1.3	(2)(18)
		Series A-1 preferred units (0.03 units)		7/29/2016	2.5	2.5	(2)
		Series B preferred units (0.39 units)		10/19/2012	9.2	—	(2)

					143.2	9.8

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private School Operator	First lien senior secured loan ($2.9 par due 12/2018)	10.50% PIK (Libor + 9.00%/Q)	10/31/2015	2.9	2.9	(2)(19)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5.0	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	0.7	—	(2)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	47.8	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					128.0	50.7

Lakeland Tours, LLC(24)	Educational travel provider	First lien senior secured revolving loan	—	2/10/2016	—	—	(22)
		First lien senior secured loan ($5.0 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	5.0	5.0	(2)(19)
		First lien senior secured loan ($31.7 par due 2/2022)	10.43% (Libor + 9.43%/Q)	2/10/2016	31.3	31.7	(3)(19)

					36.3	36.7

PIH Corporation(24)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($0.6 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	0.6	0.6	(2)(19)

R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	0.5	0.5	(2)
		Common membership interest (15.76% interest)		9/21/2007	15.8	32.4	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	—	(2)

					16.3	32.9

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3.8 par due 1/2021)	12.00% (Libor + 8.00% Cash, 2.00% PIK/M)	7/1/2014	3.7	3.8	(2)(19)
		First lien senior secured loan ($0.1 par due 1/2021)		7/1/2014	0.1	0.1	(2)
		Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	0.1	(2)

					3.8	4.0

RuffaloCODY, LLC(24)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan		5/29/2013	—	—	(23)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Severin Acquisition, LLC	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($15.0 par due 7/2022)	9.75% (Libor + 8.75%/Q)	7/31/2015	14.8	15.0	(2)(19)
		Second lien senior secured loan ($4.2 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4.1	4.2	(2)(19)
		Second lien senior secured loan ($3.3 par due 7/2022)	10.25% (Libor + 9.25%/Q)	2/1/2016	3.2	3.3	(2)(19)
		Second lien senior secured loan ($2.8 par due 7/2022)	10.25% (Libor + 9.25%/Q)	8/8/2016	2.8	2.8	(2)(19)
		Second lien senior secured loan ($3.1 par due 7/2022)	10.00% (Libor + 9.00%/Q)	10/14/2016	3.1	3.1	(2)(19)

					28.0	28.4

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1.0	1.3	(2)

					367.7	174.8		3.38%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($1.9 par due 8/2021)	7.75% (Libor + 6.75%/Q)	12/14/2016	1.9	1.9	(2)(19)
		Common stock (3,467 shares)		8/31/2015	3.5	3.8	(2)

					5.4	5.7

CH Hold Corp.(24)	Collision repair company	First lien senior secured revolving loan ($1.2 par due 11/2019)	8.00% (Base Rate + 4.25%/Q)	2/24/2016	1.2	1.2	(2)(19)(23)

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Second lien senior secured loan ($20.0 par due 8/2020)	9.75% (Libor + 8.75%/M)	12/24/2014	19.5	20.0	(2)(19)
		Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/24/2014	0.3	1.5	(2)

					19.8	21.5

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50.0	50.0	(3)(19)
		Class A common stock (10,000 shares)		4/7/2015	0.3	0.7	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.7	1.3	(2)

					51.0	52.0

Eckler Industries, Inc.(24)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2.0 par due 7/2017)	8.75% (Base Rate + 5.00%/Q)	7/12/2012	2.0	1.9	(2)(19)
		First lien senior secured loan ($6.9 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	6.9	6.7	(3)(19)
		First lien senior secured loan ($25.9 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	25.9	25.2	(3)(19)
		Series A preferred stock (1,800 shares)		7/12/2012	1.8	—	(2)
		Common stock (20,000 shares)		7/12/2012	0.2	—	(2)

					36.8	33.8

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($9.8 par due 3/2018)	11.00%	9/1/2015	9.5	7.9	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	—	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	—	(2)

					9.5	7.9

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ESCP PPG Holdings, LLC(7)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	3.7	(2)

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($18.5 par due 2/2020)	9.70% (Libor + 8.70%/Q)	2/20/2015	18.5	18.5	(3)(19)

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	0.6	2.9	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	2.9	(2)

					1.2	5.8

TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5.0	14.3	(2)

					151.9	164.4		3.18%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($70.1 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	70.1	70.1	(3)(19)

Petroflow Energy Corporation and TexOak Petro Holdings LLC(7)	Oil and gas exploration and production company	First lien senior secured loan ($16.5 par due 6/2019)	3.00% (Libor + 2.00%/Q)	6/29/2016	16.1	15.0	(2)(19)
		Second lien senior secured loan ($22.6 par due 12/2019)		6/29/2016	21.8	6.6	(2)(18)
		Common units (202,000 units)		6/29/2016	11.1	—

					49.0	21.6

					119.1	91.7		1.78%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25.6 par due 11/2019)	12.00% Cash, 1.00% PIK	3/31/2014	25.6	25.6	(2)
		Senior subordinated loan ($27.5 par due 11/2019)	12.00% Cash, 1.00% PIK	4/1/2010	27.5	27.5	(2)
		Member interest (10.00% interest)		4/1/2010	0.6	—
		Option (25,000 units)		4/1/2010	—	35.3

					53.7	88.4

					53.7	88.4		1.71%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4.0 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/15/2012	4.0	4.0	(4)(19)
		Second lien senior secured loan ($79.7 par due 5/2019)	11.00% (Libor + 9.75%/Q)	5/10/2012	79.7	77.3	(2)(19)

					83.7	81.3

					83.7	81.3		1.57%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

Pegasus Community Energy, LLC	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8.8	—	(2)

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($75.9 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	75.9	75.9	(3)(19)

					84.7	75.9		1.47%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
K2 Pure Solutions Nocal, L.P.(24)	Chemical Producer	First lien senior secured revolving loan ($1.5 par due 2/2021)	8.125% (Libor + 7.125%/Q)	8/19/2013	1.5	1.5	(2)(19)
		First lien senior secured loan ($40.0 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	40.0	40.0	(3)(19)
		First lien senior secured loan ($13.0 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13.0	13.0	(4)(19)

					54.5	54.5

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($8.5 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	8.4	8.5	(2)(17)(19)
		Warrant to purchase up to 325,000 shares of Series A preferred stock (expires 4/2024)		4/22/2014	0.1	0.2	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock (expires 4/2025)		4/9/2015	—	—	(2)

					8.5	8.7

					63.0	63.2		1.22%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($35.0 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	35.0	35.0	(3)(19)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	0.8	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2.2	8.5	(2)(9)

					6.4	9.3

					41.4	44.3		0.86%

Hotel Services
Aimbridge Hospitality, LLC(24)	Hotel operator	First lien senior secured loan ($2.9 par due 10/2018)	8.25% (Libor + 7.00%/Q)	1/7/2016	2.8	2.9	(2)(15)(19)
		First lien senior secured loan ($3.3 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	3.2	3.3	(2)(15)(19)
		First lien senior secured loan ($14.8 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	14.7	14.8	(4)(15)(19)

					20.7	21.0

Pyramid Management Advisors, LLC and Pyramid Investors, LLC	Hotel operator	First lien senior secured loan ($3.0 par due 7/2021)	11.12% (Libor + 10.12%/Q)	7/15/2016	3.0	2.9	(2)(19)
		First lien senior secured loan ($19.5 par due 7/2021)	11.12% (Libor + 10.12%/Q)	7/15/2016	19.5	19.1	(3)(19)
		Membership units (990,369 units)		7/15/2016	1.0	0.7	(2)

					23.5	22.7

					44.2	43.7		0.85%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6.0 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6.0	5.3	(2)(19)
		Second lien senior secured loan ($29.5 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29.5	26.0	(2)(19)

					35.5	31.3

					35.5	31.3		0.61%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Farming and Agriculture
QC Supply, LLC(24)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($2.3 par due 12/2021)	7.00% (Libor + 6.00%/Q)	12/29/2016	2.3	2.3	(2)(19)
		First lien senior secured loan ($28.9 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/29/2016	28.9	28.9	(2)(19)

					31.2	31.2

					31.2	31.2		0.60%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($1.8 par due 7/2018)	12.00% (Euribor + 9.00% Cash, 1% PIK/M)	1/16/2015	2.0	1.8	(2)(17)(19)
		First lien senior secured loan ($0.5 par due 10/2018)	12.00% (Euribor + 9.00% Cash, 1% PIK/M)	1/16/2015	0.5	0.5	(2)(17)(19)
		First lien senior secured loan ($1.1 par due 10/2018)	12.00% (Euribor + 9.00% Cash, 1% PIK/M)	10/17/2016	1.1	1.1	(2)(17)(19)

					3.6	3.4

American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares (expires 11/2017)		11/7/2007	—	7.2
		Warrant to purchase up to 200 shares (expires 9/2020)		9/1/2010	—	6.9

					—	14.1

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1.8	3.7

					5.4	21.2		0.41%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(24)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9.7 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9.7	9.7	(4)(19)
		Class A common stock (36,364 shares)		9/23/2013	6.0	5.9	(2)

					15.7	15.6

Things Remembered, Inc. and TRM Holdco Corp.(7)	Personalized gifts retailer	First lien senior secured loan ($11.0 par due 3/2020)		8/30/2016	10.6	3.5	(2)(18)
		Common stock (10,631,940 shares)		8/30/2016	6.1	—	(2)

					16.7	3.5

					32.4	19.1		0.37%

Computers and Electronics
Everspin Technologies, Inc.(24)	Designer and manufacturer of computer memory solutions	First lien senior secured revolving loan ($1.1 par due 6/2017)	7.50% (Base Rate + 7.50%/M)	6/5/2015	1.1	1.1	(5)(19)
		First lien senior secured loan ($7.3 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7.0	7.3	(5)(19)
		Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		6/5/2015	0.4	0.4	(5)

					8.5	8.8

					8.5	8.8		0.17%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Printing, Publishing and Media
Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	3.0	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	3.0

					1.1	3.0		0.06%

					$9,034.1	$8,819.9		170.77%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2016 represented 171% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$1.0
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$9.3	$4.1	$18.0	$1.2	$0.4	$—	$—	$—	$(0.6)
ESCP PPG Holdings, LLC	$3.5	$—	$—	$—	$—	$—	$—	$—	$—
Investor Group Services, LLC	$—	$—	$—	$—	$—	$—	$—	$0.4	$—
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$—	$—	$—	$—	$—	$—	$—	$3.4
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$10.5	$—	$—	$—	$—	$(4.8)
Things Remembered, Inc. and TRM Holdco Corp.	$3.3	$3.3	$—	$—	$—	$—	$—	$—	$(2.1)
UL Holding Co., LLC and Universal Lubricants, LLC	$—	$45.3	$—	$3.8	$—	$—	$—	$13.2	$17.2

(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$6.9	$—	$—	$—	$—	$(9.2)
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$3.1	$—	$—	$—	$—	$—	$—	$—	$(10.8)
AllBridge Financial, LLC	$—	$1.1	$—	$—	$—	$—	$—	$6.3	$(6.5)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ciena Capital LLC	$—	$12.0	$—	$1.5	$—	$—	$—	$—	$0.9
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$4.6	$—	$—	$—	$—	$18.9
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation	$2.5	$—	$—	$1.7	$—	$—	$—	$—	$(0.8)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1.2	$—	$—	$—	$2.5	$(2.7)
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$40.0	$—	$—	$(6.3)
Liquid Light, Inc.	$—	$2.4	$—	$—	$—	$—	$—	$(0.6)	$—
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$6.4	$—	$—	$—	$—	$—	$—	$3.1
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Direct Lending Program, LLC*	$271.6	$1.7	$—	$12.6	$4.9	$—	$0.7	$—	$—
Senior Secured Loan Fund LLC**	$3.0	$—	$—	$208.0	$2.9	$—	$17.0	$—	$26.3
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$2.7	$—	$—	$—	$—	$—	$3.9	$3.1
The Step2 Company, LLC	$—	$64.7	$—	$4.6	$—	$—	$—	$18.1	$24.4

  *
  Together with Varagon Capital Partners ("Varagon"), the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4 to the consolidated financial statements).

  **
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 29% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2016.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $8.9 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $81.5 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $69.5 aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $35.2 aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(18)
Loan was on non-accrual status as of December 31, 2016.

(19)
Loan includes interest rate floor feature.

(20)
The certificates have a stated contractual interest rate and also entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, after expenses. However, the SSLP Certificates (defined below) are junior in right of payment to the senior notes held by GE, and the Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the senior notes as discussed above, the yield on the SSLP Certificates will be lower than the stated coupon and continue to decline. See Note 4 to the consolidated financial statements for more information on the SSLP.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(22)
As of December 31, 2016, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(23)
As of December 31, 2016, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2016, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Accruent, LLC	$3.2	$(0.3)	$2.9	$—	$—	$2.9
Acrisure, LLC	9.7	—	9.7	—	—	9.7
ADCS Clinics Intermediate Holdings, LLC	5.0	(1.7)	3.3	—	—	3.3
ADG, LLC	13.7	(2.0)	11.7	—	—	11.7
Aimbridge Hospitality, LLC	2.4	—	2.4	—	—	2.4
American Seafoods Group LLC	22.1	—	22.1	—	—	22.1
Benihana, Inc.	3.2	(2.1)	1.1	—	—	1.1
CCS Intermediate Holdings, LLC	7.5	(7.3)	0.2	—	—	0.2
CH Hold Corp.	5.0	(1.2)	3.8	—	—	3.8
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Ciena Capital LLC	20.0	(14.0)	6.0	(6.0)	—	—
Clearwater Analytics, LLC	5.0	—	5.0	—	—	5.0
Competitor Group, Inc.	5.7	(5.5)	0.2	—	—	0.2
Component Hardware Group, Inc.	3.7	(1.9)	1.8	—	—	1.8
Crown Health Care Laundry Services, Inc.	17.0	(0.6)	16.4	—	—	16.4
D4C Dental Brands, Inc.	5.0	—	5.0	—	—	5.0
DCA Investment Holding, LLC	5.8	(2.2)	3.6	—	—	3.6
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	8.8	—	8.8	—	—	8.8
Eckler Industries, Inc.	4.0	(2.0)	2.0	—	—	2.0
EN Engineering, L.L.C.	5.0	—	5.0	—	—	5.0
Everspin Technologies, Inc.	4.0	(1.1)	2.9	—	—	2.9
Faction Holdings, Inc.	2.0	(2.0)	—	—	—	—
Garden Fresh Restaurant Corp.	7.0	(2.3)	4.7	—	—	4.7
Gentle Communications, LLC	5.0	—	5.0	—	—	5.0
Greenphire, Inc.	2.0	—	2.0	—	—	2.0
Harvey Tool Company, LLC	0.8	—	0.8	—	—	0.8
Hygiena Borrower LLC	1.9	—	1.9	—	—	1.9
ICSH, Inc.	5.0	(1.8)	3.2	—	—	3.2
Infilaw Holding, LLC	20.0	(13.6)	6.4	(6.4)	—	—
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
Itel Laboratories, Inc.	2.5	—	2.5	—	—	2.5
K2 Pure Solutions Nocal, L.P.	5.0	(1.5)	3.5	—	—	3.5
Lakeland Tours, LLC	11.9	(0.5)	11.4	—	—	11.4
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Massage Envy, LLC	5.0	(3.5)	1.5	—	—	1.5
McKenzie Sports Products, LLC	4.5	—	4.5	—	—	4.5
Ministry Brands LLC	29.2	(3.8)	25.4	—	—	25.4
MW Dental Holding Corp.	10.0	(1.5)	8.5	—	—	8.5
My Health Direct, Inc.	1.0	(0.5)	0.5	—	—	0.5
Niagara Fiber Intermediate Corp.	1.9	(1.9)	—	—	—	—
Nordco Inc	11.3	—	11.3	—	—	11.3
NSM Sub Holdings Corp.	5.0	(0.8)	4.2	—	—	4.2
OmniSYS Acquisition Corporation	2.5	—	2.5	—	—	2.5
OTG Management, LLC	22.2	—	22.2	—	—	22.2
Paper Source, Inc.	2.5	—	2.5	—	—	2.5
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
PIH Corporation	3.3	(0.6)	2.7	—	—	2.7
QC Supply, LLC	28.1	(2.3)	25.8	—	—	25.8
Restaurant Technologies, Inc.	5.4	(0.7)	4.7	—	—	4.7
RuffaloCODY, LLC	7.7	(0.2)	7.5	—	—	7.5
Severin Acquisition, LLC	2.9	—	2.9	—	—	2.9
Shift PPC LLC	1.5	—	1.5	—	—	1.5
Sonny's Enterprises, LLC	1.8	—	1.8	—	—	1.8
Things Remembered, Inc.	2.8	—	2.8	—	—	2.8
Towne Holdings, Inc.	1.0	—	1.0	—	—	1.0
TPTM Merger Corp.	2.5	(1.3)	1.2	—	—	1.2
Urgent Cares of America Holdings I, LLC	16.0	—	16.0	—	—	16.0
Zemax, LLC	3.0	—	3.0	—	—	3.0
Zywave, Inc.	10.5	—	10.5	—	—	10.5

	$411.4	$(80.8)	$330.6	$(12.4)	$—	$318.2

(25)
As of December 31, 2016, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows (dollar amounts in thousands):

(in millions) Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.2)	$0.8	$—	$0.8
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(10.9)	39.1	(39.1)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(1.7)	0.3	—	0.3

	$57.0	$(16.8)	$40.2	$(39.1)	$1.1

(26)
As of December 31, 2016, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $7.3. See Note 4 to the consolidated financial statements for more information on the SSLP.

(27)
As of December 31, 2016, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $37.1. See Note 4 to the consolidated financial statements for more information on the SDLP.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in millions, except per share data)

(unaudited)

					Accumulated Net Realized Gains on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets	Net Unrealized Losses on Investments, Foreign Currency and Other Transactions
				Accumulated Undistributed (Overdistributed) Net Investment Income
	Common Stock
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2016	314	$—	$5,292	$37	$57	$(221)	$5,165
Issuance of common stock in connection with the American Capital Acquisition	112	—	1,839	—	—	—	1,839
Deemed contribution from Ares Capital Management (See Note 14)	—	—	54	—	—	—	54
Shares issued in connection with dividend reinvestment plan	—	—	6	—	—	—	6
Issuances of Convertible Unsecured Notes (See Note 5)	—	—	15	—	—	—	15
Net increase in stockholders' equity resulting from operations	—	—	—	94	2	22	118
Dividends declared and payable ($0.38 per share)	—	—	—	(162)	—	—	(162)

Balance at March 31, 2017	426	$—	$7,206	$(31)	$59	$(199)	$7,035

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in millions)

(unaudited)

	For the Three Months Ended March 31,
	2017	2016
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$118	$132
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains on investments and foreign currency and other transactions	(2)	(27)
Net unrealized losses (gains) on investments, foreign currency and other transactions	(22)	8
Net accretion of discount on investments	(2)	(1)
Payment-in-kind interest and dividends	(21)	(8)
Collections of payment-in-kind interest and dividends	21	—
Amortization of debt issuance costs	4	4
Net accretion of discount on notes payable	2	2
Acquisition of American Capital, net of cash acquired	(2,381)	—
Proceeds from sales and repayments of investments	897	488
Purchases of investments	(898)	(494)
Changes in operating assets and liabilities:
Interest receivable	(6)	(6)
Other assets	11	2
Base management fees payable	5	—
Income based fees payable	—	(2)
Capital gains incentive fees payable	16	3
Accounts payable and other liabilities	(81)	(7)
Interest and facility fees payable	(2)	(15)

Net cash (used in) provided by operating activities	(2,341)	79

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	1,839	—
Borrowings on debt	3,348	2,432
Repayments and repurchases of debt	(2,638)	(2,566)
Debt issuance costs	(28)	—
Dividends paid	(156)	(120)
Repurchases of common stock	—	(5)

Net cash provided by (used) in financing activities	2,365	(259)
CHANGE IN CASH AND CASH EQUIVALENTS	24	(180)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	223	257

CASH AND CASH EQUIVALENTS, END OF PERIOD	$247	$77

Supplemental Information:
Interest paid during the period	$48	$58
Taxes, including excise tax, paid during the period	$13	$13
Dividends declared and payable during the period	$162	$119
Deemed contribution from Ares Capital Management (see Note 14)	$54	$—

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2017
(unaudited)
(in millions, except per share data, percentages and as otherwise indicated;
for example, with the word "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a BDC under the Investment Company Act. The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

        Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2017.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a portion of the Company's investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs are charged against the proceeds from equity offerings when proceeds are received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        In connection with the Company's acquisition of American Capital, Ltd., a Delaware corporation ("American Capital") (the "American Capital Acquisition"), Ares Capital Management agreed to waive, for each of the first 10 calendar quarters beginning with the second quarter of 2017, the lesser of (x) $10 of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent earned and payable by the Company in such quarter pursuant to and as calculated under the Company's investment advisory and management agreement. See Note 14 for additional information regarding the American Capital Acquisition.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and from other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three months ended March 31, 2017. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $54 as of March 31, 2017, of which $54 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2017, the Company has paid capital gains incentive fees since inception totaling $57. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        For the three months ended March 31, 2017, base management fees were $39 and income based fees were $32. For the three months ended March 31, 2017, the capital gains incentive fees calculated in accordance with GAAP was $16, including $11 recorded in connection with the American Capital Acquisition as a result of the fair value of the net assets acquired exceeding the fair value of the merger consideration paid by the Company. See Note 14 for additional information regarding the American Capital Acquisition. For the three months ended March 31, 2016, base management fees were $35, income based fees were $29 and the capital gains incentive fees calculated in accordance with GAAP was $4.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the "SEC"). In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2017 and 2016, the Company incurred $3 and $3, respectively, in administrative fees. In addition, the Company incurred an additional $3 in administrative fees related to the integration of the American Capital Acquisition. These acquisition related expenses are included in "professional fees and other costs related to the American Capital Acquisition" in the consolidated statement of operations. As of March 31, 2017, a total of $6 in administrative fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of March 31, 2017 and December 31, 2016, investments consisted of the following:

	As of
	March 31, 2017		December 31, 2016
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,875	$2,791	$2,102	$2,036
Second lien senior secured loans	3,975	3,887	3,069	2,987
Subordinated certificates of the SDLP(2)	269	269	270	270
Subordinated certificates of the SSLP(3)	1,938	1,919	1,938	1,914
Senior subordinated debt	846	868	692	714
Collateralized loan obligations	245	242	—	—
Preferred equity securities	626	407	505	273
Other equity securities	828	1,024	458	626

Total	$11,602	$11,407	$9,034	$8,820

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans to 14 and 14 different borrowers as of March 31, 2017 and December 31, 2016, respectively.

(3)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 18 and 19 different borrowers as of March 31, 2017 and December 31, 2016, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of March 31, 2017 and December 31, 2016 were as follows:

	As of
	March 31, 2017	December 31, 2016
Industry
Investment Funds and Vehicles(1)	22.1%	25.2%
Business Services	15.4	9.8
Healthcare Services	13.4	14.3
Other Services	7.9	8.9
Consumer Products	7.5	7.2
Financial Services	4.3	4.2
Power Generation	3.9	6.4
Restaurants and Food Services	3.7	4.5
Manufacturing	3.4	3.8
Containers and Packaging	2.8	2.8
Food and Beverage	2.7	2.2
Education	2.5	2.0
Automotive Services	1.8	1.9
Environmental Services	1.6	0.9
Commercial Real Estate Finance	1.3	1.0
Other	5.7	4.9

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which had made first lien senior secured loans to 14 and 14 different borrowers as of March 31, 2017 and December 31, 2016, respectively, and the Company's investment in the SSLP, which had made first lien senior secured loans to 18 and 19 different borrowers as of March 31, 2017 and December 31, 2016, respectively. The portfolio companies in the SDLP and SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	March 31, 2017	December 31, 2016
Geographic Region
West(1)	34.9%	41.5%
Southeast	21.1	19.5
Midwest	20.8	19.7
Mid Atlantic	14.2	14.7
International	5.7	1.0
Northeast	3.3	3.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which represented 2.4% and 3.1% of the total investment portfolio at fair value as of March 31, 2017 and December 31, 2016, respectively, and the Company's investment in the SSLP, which represented 16.8% and 21.7% of the total investment portfolio at fair value as of March 31, 2017 and December 31, 2016, respectively.

        As of March 31, 2017, 2.9% of total investments at amortized cost (or 1.1% of total investments at fair value) were on non-accrual status. As of December 31, 2016, 2.9% of total investments at amortized cost (or 0.8% of total investments at fair value) were on non-accrual status.

Co-Investment Programs

  Senior Direct Lending Program

        The Company has established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the SDLP. In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. In conjunction with the initial funding, we and Varagon and its clients sold investment commitments to the SDLP. Such investment commitments included $529 of investment commitments sold to the SDLP by the Company. No realized gains or losses were recorded by the Company on these transactions. The SDLP may generally commit and hold individual loans of up to $300. The Company may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required).

        The Company provides capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of March 31, 2017 and December 31, 2016, the Company and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

        As of each of March 31, 2017 and December 31, 2016, the Company and Varagon and its clients had agreed to make capital available to the SDLP of $2,925 in the aggregate, of which $591 is to be made available from the Company. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP as discussed above. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

	As of
	March 31, 2017	December 31, 2016
Total capital funded to the SDLP(1)	$1,282	$1,285
Total capital funded to the SDLP by the Company(1)	$269	$270
Total unfunded capital commitments to the SDLP(2)	$168	$177
Total unfunded capital commitments to the SDLP by the Company(2)	$35	$37

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

        The SDLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        The amortized cost and fair value of the SDLP Certificates held by the Company were $269 and $269, respectively, as of March 31, 2017. The Company's yield on its investment in the SDLP at amortized cost and fair value was 14.0% and 14.0%, respectively, as of March 31, 2017. The amortized cost and fair value of the SDLP Certificates held by the Company were $270 and $270, respectively, as of December 31, 2016. The Company's yield on its investment in the SDLP at amortized cost and fair value was 14.0% and 14.0%, respectively, as of December 31, 2016. For the three months ended March 31, 2017, the Company earned interest income of $10 from its investment in the SDLP Certificates. The Company is also entitled to certain fees in connection with the SDLP. For the three months ended March 31, 2017, in connection with the SDLP, the Company earned capital structuring service and other fees totaling $0.

        As of March 31, 2017 and December 31, 2016, the SDLP's portfolio was comprised entirely of first lien senior secured loans to U.S. middle-market companies and were in industries similar to the companies in the Company's portfolio. As of March 31, 2017 and December 31, 2016, none of the loans were on non-accrual status. Below is a summary of the SDLP's portfolio.

	As of
(dollar amounts in millions)	March 31, 2017	December 31, 2016
Total first lien senior secured loans(1)	$1,281	$1,281
Largest loan to a single borrower(1)	$125	$125
Total of five largest loans to borrowers(1)	$560	$560
Number of borrowers in the SDLP	14	14
Commitments to fund delayed draw loans(2)	$168	$177

(1)
At principal amount.

(2)
As discussed above, these commitments have been approved by the investment committee of the SDLP.

  Senior Secured Loan Program

        The Company and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates"). As of March 31, 2017 and December 31, 2016, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the

Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached.

        As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE may only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. Below is a summary of the funded capital and unfunded capital commitments of the SSLP.

	As of
	March 31, 2017	December 31, 2016
Total capital funded to the SSLP(1)	$3,307	$3,819
Total capital funded to the SSLP by the Company(1)	$2,004	$2,004
Total unfunded capital commitments to the SSLP(2)	$50	$50
Total unfunded capital commitments to the SSLP by the Company(2)	$7	$7

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SSLP and will be funded as the transactions are completed.

        The SSLP Certificates have a weighted average contractual coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses. However, the SSLP Certificates are junior in right of payment to the Senior Notes held by GE, and the Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will be lower than the stated coupon and continue to decline.

        As of March 31, 2017 and December 31, 2016, the amortized cost and fair value of the SSLP Certificates held by the Company were $1,938 and $1,919, respectively, and $1,938 and $1,914, respectively. The Company's yield on its investment in the SSLP at amortized cost and fair value was 6.5% and 6.6%, respectively, as of March 31, 2017, and 7.0% and 7.1%, respectively, as of December 31, 2016. For the three months ended March 31, 2017 and 2016, the Company earned interest income of $34 and $59, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2017 and 2016, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $2 and $6, respectively.

        As of March 31, 2017 and December 31, 2016, the SSLP's portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and were in industries similar to the companies in the Company's portfolio. As of March 31, 2017 and December 31, 2016, none of these loans were on non-accrual status. Below is a summary of the SSLP's portfolio.

	As of
(dollar amounts in millions)	March 31, 2017	December 31, 2016
Total first lien senior secured loans(1)	$3,227	$3,360
Largest loan to a single borrower(1)	$259	$260
Total of five largest loans to borrowers(1)	$1,252	$1,257
Number of borrowers in the SSLP	18	19
Commitments to fund delayed draw loans(2)	$50	$50

(1)
At principal amount.

(2)
As discussed above, these commitments have been approved by the investment committee of the SSLP.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company, and previously made investments in certain vehicles managed by IHAM. As of March 31, 2017, IHAM had assets under management of approximately $4.3 billion. As of March 31, 2017, IHAM managed 22 vehicles and served as the sub-manager/sub-servicer for 2 other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of March 31, 2017 and December 31, 2016, IHAM had total investments of $250 and $223, respectively. For the three months ended March 31, 2017 and 2016, IHAM had management and incentive fee income of $8 and $4, respectively, and other investment-related income of $7 and $6, respectively.

        In connection with the American Capital Acquisition, which was completed on January 3, 2017 (the "Acquisition Date"), American Capital Asset Management, LLC ("ACAM"), a wholly owned portfolio company of American Capital, merged with and into IHAM, with IHAM remaining as the surviving entity as a wholly owned portfolio company of the Company. As a result of the merger of IHAM and ACAM, the Company's investment in IHAM increased by $179, which was recorded as a capital contribution in the amount of the fair value of the net assets of ACAM as of the Acquisition Date. In January 2017, as a result of sales of certain assets previously held by ACAM, IHAM made a distribution to the Company of $103, which was recorded as a return of the Company's capital contribution discussed above. Also in connection with the American Capital Acquisition, the Company assumed a $7 bridge loan receivable from a wholly owned subsidiary of ACAM. Such receivable amount was repaid by IHAM in January 2017. See Note 14 for additional information regarding the American Capital Acquisition. In March 2017, the Company made an additional capital contribution of $50 to IHAM, which was unrelated to the American Capital Acquisition.

        The amortized cost and fair value of the Company's investment in IHAM was $296 and $354, respectively, as of March 31, 2017, and $171 and $229, respectively, as of December 31, 2016. For the three months ended March 31, 2017 and 2016, the Company received distributions from IHAM of $113 and $10, respectively. The distributions for the three months ended March 31, 2017 and 2016, included dividend income of $10 and $10, respectively.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the three months ended March 31, 2017 and 2016, IHAM or certain of the IHAM Vehicles purchased $24 and $65, respectively, of investments from the Company. Net realized gains of $0 and $0 were recorded by the Company on these transactions for the three months ended March 31, 2017 and 2016, respectively.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2016, the Company, Ares Capital Management, Ares Venture Finance GP LLC and AVF LP received exemptive relief from the SEC allowing the Company to modify the Company's calculation of asset coverage requirements to exclude the SBA Debentures (defined below). As such, the Company's ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This exemptive relief provides the Company with increased investment flexibility but also increases the Company's risk related to leverage. As of March 31, 2017 the Company's asset coverage was 249% (excluding the SBA Debentures).

        The Company's outstanding debt as of March 31, 2017 and December 31, 2016 was as follows:

	As of
	March 31, 2017					December 31, 2016
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$2,095	(2)	$622	$622		$1,265	$571	$571
Revolving Funding Facility	1,000		575	575		540	155	155
SMBC Funding Facility	400		140	140		400	105	105
SBA Debentures	75		25	24		75	25	24
2017 Convertible Notes	—		—	—	(3)	162	162	162	(4)
2018 Convertible Notes	270		270	268	(4)	270	270	267	(4)
2019 Convertible Notes	300		300	297	(4)	300	300	296	(4)
2022 Convertible Notes	388		388	364	(4)	—	—	—
2018 Notes	750		750	746	(5)	750	750	745	(5)
2020 Notes	600		600	596	(6)	600	600	596	(6)
January 2022 Notes	600		600	592	(7)	600	600	592	(7)
October 2022 Notes	183		183	179	(8)	183	183	179	(8)
2047 Notes	230		230	182	(9)	230	230	182	(9)

Total	$6,891		$4,683	$4,585		$5,375	$3,951	$3,874

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $3,095.

(3)
See below for more information on the repayment of the 2017 Convertible Notes at maturity.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below). As of March 31, 2017, the total unamortized debt issuance costs and the unaccreted discount for the 2018 Convertible Notes, the 2019 Convertible Notes and the 2022 Convertible Notes (each as defined below) were $2, $3 and $24, respectively. As of December 31, 2016, the total unamortized debt issuance costs and the unaccreted discount for the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $0, $3 and $4, respectively.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs less the net unamortized premium was $4 and $5, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs and the net unaccreted discount was $4 and $4, respectively.

(7)
Represents the aggregate principal amount outstanding of the January 2022 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the January 2022 Notes. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs and the unaccreted discount was $8 and $8, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of March 31, 2017 and December 31, 2016, the total unamortized debt issuance costs was $4 and $4, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of March 31, 2017 and December 31, 2016, the total unaccreted purchased discount was $48 and $48, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of March 31, 2017 were 4.0% and 4.5 years, respectively, and as of December 31, 2016 were 4.2% and 4.8 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $2,095 at any one time outstanding. The Revolving Credit Facility consists of a $383 term loan tranche with a stated maturity date of January 4, 2022 and a $1,712 revolving tranche. For $1,592 of the revolving tranche, the end of the revolving period and the stated maturity date are January 4, 2021 and January 4, 2022, respectively. For $75 of the revolving tranche, the end of the revolving period and the stated maturity date are May 4, 2020 and May 4, 2021, respectively. For the remaining $45 of the revolving tranche, the end of the revolving period and the stated maturity date are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allows the Company, under certain circumstances, to increase the overall size of the Revolving Credit Facility to a maximum of $3,095. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date as applicable for each revolving tranche, the Company is required to repay outstanding principal amounts under such revolving tranche on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of March 31, 2017, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of March 31, 2017 and December 31, 2016, there were $622 and $571 outstanding, respectively, under the Revolving Credit Facility. As of March 31, 2017, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150. As of March 31, 2017 and December 31, 2016, the Company had $35 and $28, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of March 31, 2017, there was $1,438 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        The interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2017, the interest rate in effect was LIBOR plus 1.75%. As of March 31, 2017, the one, two, three and six month LIBOR was 0.98%, 1.03%, 1.15% and 1.42%, respectively. As of December 31, 2016, the one, two, three and six month LIBOR was 0.77%, 0.82%, 1.00% and 1.32%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. The Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by AVF LP under the SBA Debentures, each as described below, and certain other investments.

        For the three months ended March 31, 2017 and 2016, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Three Months Ended March 31,
	2017	2016
Stated interest expense	$4	$5
Facility fees	1	—
Amortization of debt issuance costs	1	1

Total interest and credit facility fees expense	$6	$6

Cash paid for interest expense	$3	$4
Average stated interest rate	2.55%	2.21%
Average outstanding balance	$604	$881

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $1,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are January 3, 2019 and January 3, 2022, respectively.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of March 31, 2017, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of March 31, 2017 and December 31, 2016, there was $575 and $155 outstanding, respectively, under the Revolving Funding Facility. Since January 3, 2017, the interest rate charged on the Revolving Funding Facility is based on LIBOR plus 2.30% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.30% per annum. Prior to and including January 3, 2017, the interest rate charged on the Revolving Funding Facility was based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. Ares Capital CP is also required to pay a commitment termination premium in an amount equal to 1.00% of any commitment reduction prior to January 3, 2018 and 0.50% for any commitment reduction prior to July 3, 2018.

        For the three months ended March 31, 2017 and 2016, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Three Months Ended March 31,
	2017	2016
Stated interest expense	$4	$1
Facility fees	1	—
Amortization of debt issuance costs	1	1

Total interest and credit facility fees expense	$6	$2

Cash paid for interest expense	$1	$1
Average stated interest rate	3.13%	2.68%
Average outstanding balance	$566	$152

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, that allows ACJB to borrow up to $400 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of March 31, 2017, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of March 31, 2017 and December 31, 2016, there was $140 and $105 outstanding, respectively, under the SMBC Funding Facility. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2017, the interest rate in effect was LIBOR plus 1.75%. As of March 31, 2017 and December 31, 2016, the interest rate in effect was based on one month LIBOR, which was 0.98% and 0.77%, respectively. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the three months ended March 31, 2017 and 2016, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Three Months Ended March 31,
	2017	2016
Stated interest expense	$1	$1
Facility fees	—	—
Amortization of debt issuance costs	—	—

Total interest and credit facility fees expense	$1	$1

Cash paid for interest expense	$1	$1
Average stated interest rate	2.60%	2.16%
Average outstanding balance	$119	$113

  SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, AVF LP, received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures (the "SBA Debentures"), subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 and as of March 31, 2017, the original amount committed to AVF LP by the SBA was $75. Any undrawn commitments expire on September 30, 2019. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of March 31, 2017, AVF LP had $25 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. As of March 31, 2017, AVF LP was in compliance in all material respects with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of each of March 31, 2017 and December 31, 2016, the weighted average fixed interest rate in effect for the SBA Debentures was 3.48%.

        For the three months ended March 31, 2017 and 2016, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

	For the Three Months Ended March 31,
	2017	2016
Stated interest expense	$—	$—
Amortization of debt issuance costs	—	—

Total interest and credit facility fees expense	$—	$—

Cash paid for interest expense	$—	$—
Average stated interest rate	3.48%	3.11%
Average outstanding balance	$25	$23

  Convertible Unsecured Notes

        The Company has issued $270 aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes"), $300 aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes") and $388 aggregate principal amount of unsecured convertible notes that mature on February 1, 2022 (the "2022 Convertible Notes" and together with the 2018 Convertible Notes and the 2019 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Unsecured Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2018 Convertible Notes, the 2019 Convertible Notes and the 2022 Convertible Notes bear interest at a rate of 4.750%, 4.375% and 3.75%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of March 31, 2017) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2017 are listed below.

	2018 Convertible Notes	2019 Convertible Notes	2022 Convertible Notes
Conversion premium	17.5%	15.0%	15.0%
Closing stock price at issuance	$16.91	$17.53	$16.86
Closing stock price date	October 3, 2012	July 15, 2013	January 23, 2017
Conversion price(1)	$19.64	$19.99	$19.39
Conversion rate (shares per one thousand dollar principal amount)(1)	50.9054	50.0292	51.5756
Conversion dates	July 15, 2017	July 15, 2018	August 1, 2021

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2017, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of March 31, 2017, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of March 31, 2017, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	2018 Convertible Notes	2019 Convertible Notes	2022 Convertible Notes
Debt and equity component percentages, respectively(1)	98.0% and 2.0%	99.8% and 0.2%	96.0% and 4.0%
Debt issuance costs(1)	$6	$4	$9
Equity issuance costs(1)	$—	$—	$—
Equity component, net of issuance costs(2)	$5	$1	$15

(1)
At time of issuance.

(2)
At time of issuance and as of March 31, 2017.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of March 31, 2017, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	2018 Convertible Notes	2019 Convertible Notes	2022 Convertible Notes
Principal amount of debt	$270	$300	$388
Debt issuance costs, net of amortization	(1)	(1)	(9)
Original issue discount, net of accretion	(1)	(2)	(15)

Carrying value of debt	$268	$297	$364

Stated interest rate	4.750%	4.375%	3.750%
Effective interest rate(1)	5.3%	4.7%	4.5%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        In February 2016, the Company repaid in full the $575 aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") upon their maturity. In June 2016, the Company repaid in full the $230 aggregate principal amount of unsecured convertible notes (the "June 2016 Convertible Notes") upon their maturity. In March 2017, the Company repaid in full the $162 aggregate principal amount of unsecured convertible notes (the "2017 Convertible Notes") upon their maturity.

        For the three months ended March 31, 2017 and 2016, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes are listed below. For the three months ended March 31, 2016, the following also includes components of interest expense and cash paid for interest expense for the February 2016 Convertible Notes and the June 2016 Convertible Notes.

	For the Three Months Ended March 31,
	2017	2016
Stated interest expense	$11	$14
Amortization of debt issuance costs	1	1
Accretion of original issue discount	2	3

Total interest expense	$14	$18

Cash paid for interest expense	$17	$34

  Unsecured Notes

  2018 Notes

        The Company had issued $750 in aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600 in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150 in aggregate principal amount of the 2018 Notes were issued at a premium to the principal amount.

  2020 Notes

        The Company had issued $600 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200 in aggregate principal amount of the 2020 Notes were issued at a premium to the principal amount.

  January 2022 Notes

        The Company had issued $600 in aggregate principal amount of unsecured notes that mature on January 19, 2022 (the "January 2022 Notes"). The January 2022 Notes bear interest at a rate of 3.625% per year, payable semi-annually and all principal is due upon maturity. The January 2022 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the January 2022 Notes, and any accrued and unpaid interest. The January 2022 Notes were issued at a discount to the principal amount.

  October 2022 Notes

        The Company had issued $183 in aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes, the January 2022 Notes, and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of March 31, 2017 and December 31, 2016, the outstanding principal was $230 and $230 respectively, and the carrying value was $182 and $182, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

        For the three months ended March 31, 2017 and 2016, the components of interest expense and cash paid for interest expense for the Unsecured Notes are listed below.

	For the Three Months Ended March 31,
	2017	2016
Stated interest expense	$27	$22
Amortization of debt issuance costs	1	1
Accretion of purchase discount	—	—

Total interest expense	$28	$23

Cash paid for interest expense	$26	$18

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of March 31, 2017, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. As of March 31, 2017 and December 31, 2016, the counterparty to these forward currency contracts was Bank of Montreal. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        The Company had an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date (the "Forward Sale Agreement"). The value of the Forward Sale Agreement with the SDLP changed as the fair value of the identified loans changed and as additional loans were added to such agreement. In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. In conjunction with the initial funding, the Company and Varagon and its clients sold investment commitments to the SDLP and the Forward Sale Agreement was terminated. For the three months ended March 31, 2016, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations.

        Forward currency contracts are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of March 31, 2017 and December 31, 2016.

	As of March 31, 2017
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	€2	4/5/2017	$2	$(2)	$—	Accounts payable and other liabilities
Foreign currency forward contract	€27	5/12/2017	31	(29)	2	Other Assets
Foreign currency forward contract	£212	5/12/2017	269	(266)	3	Other Assets

Total			$302	$(297)	$5

	As of December 31, 2016
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	€2	1/5/2017	$3	$(3)	$—	Other Assets

Total			$3	$(3)	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below. As of March 31, 2017 and December 31, 2016, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	March 31, 2017	December 31, 2016
Total revolving and delayed draw loan commitments	$548	$411
Less: drawn commitments	(128)	(81)

Total undrawn commitments	420	330
Less: commitments substantially at discretion of the Company	(15)	(12)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$405	$318

        Included within the total revolving and delayed draw loan commitments as of March 31, 2017 and December 31, 2016 were delayed draw loan commitments totaling $111 and $92, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of March 31, 2017 were commitments to issue up to $73 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2017, the Company had $16 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $3 expire in 2017 and $13 expire in 2018.

        The Company also has commitments to co-invest in the SSLP and the SDLP for the Company's portion of the SSLP's and the SDLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP and the SDLP. See Note 4 for more information.

        As of March 31, 2017 and December 31, 2016, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	March 31, 2017	December 31, 2016
Total private equity commitments	$88	$57
Less: funded private equity commitments	(34)	(17)

Total unfunded private equity commitments	54	40
Less: private equity commitments substantially at discretion of the Company	(53)	(39)

Total net adjusted unfunded private equity commitments	$1	$1

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future. In addition, in the ordinary course of business, the Company may guarantee certain obligations of its portfolio companies (in particular, certain controlled portfolio companies). Under these guarantee arrangements, payments may be required to be made to third parties if the portfolio companies were to default on their related obligations.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in the SSLP Certificates and SDLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2017 and December 31, 2016. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of March 31, 2017
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,791	Yield analysis	Market yield	4.2% - 28.5%	9.0%
Second lien senior secured loans	3,887	Yield analysis	Market yield	8.2% - 21.0%	10.8%
Subordinated certificates of the SDLP	269	Discounted cash flow analysis	Discount rate	10.8% - 11.8%	11.3%
Subordinated certificates of the SSLP	1,919	Discounted cash flow analysis	Discount rate	6.0% - 7.0%	6.5%
Senior subordinated debt	868	Yield analysis	Market yield	10.5% - 17.5%	12.4%
Collateralized loan obligations	242	Discounted cash flow analysis	Discount rate	10.0% - 44.7%	12.2%
			Constant prepayment rate	18.8% - 21.3%	19.9%
			Constant default rate	1.7% - 4.6%	2.3%
Preferred equity securities	407	EV market multiple analysis	EBITDA multiple	3.4x - 14.8x	8.3	x
Other equity securities and other	1,002	EV market multiple analysis	EBITDA multiple	3.4x - 17.3x	9.8	x

Total investments	$11,385

	As of December 31, 2016
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,036	Yield analysis	Market yield	5.5% - 20.0%	9.3%
Second lien senior secured loans	2,987	Yield analysis	Market yield	8.4% - 20.8%	10.7%
Subordinated certificates of the SDLP	270	Discounted cash flow analysis	Discount rate	11.0% - 12.0%	11.5%
Subordinated certificates of the SSLP	1,914	Discounted cash flow analysis	Discount rate	6.5% - 7.5%	7.0%
Senior subordinated debt	714	Yield analysis	Market yield	9.8% - 17.5%	12.2%
Preferred equity securities	273	EV market multiple analysis	EBITDA multiple	3.5x - 14.8x	8.6	x
Other equity securities and other	619	EV market multiple analysis	EBITDA multiple	5.0x - 16.4x	10.7	x

Total investments	$8,813

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of March 31, 2017:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$247	$247	$—	$—
Investments not measured at net asset value	$11,385	$—	$—	11,385
Investments measured at net asset value(1)	$22

Total investments	$11,407
Derivatives	$5	$—	$5	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2016:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$223	$223	$—	$—
Investments not measured at net asset value	$8,814	$1	$—	$8,813
Investments measured at net asset value(1)	$6

Total investments	$8,820
Derivatives	$—	$—	$—	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2017:

As of and For the Three Months Ended March 31, 2017
Balance as of December 31, 2016	$8,813
Net realized gains	13
Net unrealized losses	(9)
Investments acquired as part of the American Capital Acquisition	2,527
Purchases	904
Sales	(390)
Redemptions	(496)
Payment-in-kind interest and dividends	21
Net accretion of discount on securities	2
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2017	$11,385

        As of March 31, 2017, the net unrealized depreciation on the investments that use Level 3 inputs was $204. For the three months ended March 31, 2017, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the three months ended March 31, 2017, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2017, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $21.

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2016:

As of and For the Three Months Ended March 31, 2016
Balance as of December 31, 2015	$9,045
Net realized gains	25
Net unrealized losses	(4)
Purchases	493
Sales	(127)
Redemptions	(378)
Payment-in-kind interest and dividends	8
Net accretion of discount on securities	1
Net transfers in and/or out of Level 3	(6)

Balance as of March 31, 2016	$9,057

        As of March 31, 2016, the net unrealized depreciation on the investments that use Level 3 inputs was $110. For the three months ended March 31, 2016, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the three months ended March 31, 2016, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2016, and reported within the net unrealized gains (losses)

from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $9.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the three months ended March 31, 2016:

As of and For the Three Months Ended March 31, 2016
Balance as of December 31, 2015	$3
Net unrealized gains	1

Balance as of March 31, 2016	$4

        As of March 31, 2016, the net unrealized appreciation on the derivatives that use Level 3 inputs was $4.

        Following are the carrying and fair values of the Company's debt obligations as of March 31, 2017 and December 31, 2016. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	March 31, 2017			December 31, 2016
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$622		$622	$571		$571
Revolving Funding Facility	575		575	155		155
SMBC Funding Facility	140		140	105		105
SBA Debentures	24		25	24		25
2017 Convertible Notes (principal amount outstanding of $0 and $162, respectively)	—		—	162	(2)	163
2018 Convertible Notes (principal amount outstanding of $270)	268	(2)	276	267	(2)	278
2019 Convertible Notes (principal amount outstanding of $300)	297	(2)	310	296	(2)	312
2022 Convertible Notes (principal amount outstanding of $388 and $0, respectively)	364	(2)	387	—		—
2018 Notes (principal amount outstanding of $750)	746	(3)	777	745	(3)	776
2020 Notes (principal amount outstanding of $600)	596	(4)	612	596	(4)	608
January 2022 Notes (principal amount outstanding of $600)	592	(5)	593	592	(5)	584
October 2022 Notes (principal amount outstanding of $183)	179	(6)	186	179	(6)	184
2047 Notes (principal amount outstanding of $230)	182	(7)	233	182	(7)	228

	$4,585	(8)	$4,736	$3,874	(8)	$3,989

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(3)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium recorded upon the issuances of the 2018 Notes.

(4)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes.

(5)
Represents the aggregate principal amount outstanding of the January 2022 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the January 2022 Notes.

(6)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs.

(7)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(8)
Total principal amount of debt outstanding totaled $4,683 and $3,951 as of March 31, 2017 and December 31, 2016, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of March 31, 2017 and December 31, 2016:

	As of
Fair Value Measurements Using	March 31, 2017	December 31, 2016
Level 1	$419	$413
Level 2	4,317	3,576

Total	$4,736	$3,989

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the three months ended March 31, 2017 and 2016. See Note 11 for information regarding shares of common stock issued or purchased in accordance with the Company's dividend reinvestment plan.

        In connection with the American Capital Acquisition, the Company issued 112 shares valued at approximately $1,839. See Note 14 for additional information regarding the American Capital Acquisition.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. In May 2016, the Company suspended its stock repurchase program pending the completion of the American Capital Acquisition. In February 2017, the Company's board of directors authorized an amendment to its stock repurchase program to (a) increase the total authorization under the program from $100 to $300 and (b) extend the expiration date of the program from February 28, 2017 to February 28, 2018. Under the stock repurchase program, the Company may repurchase up to $300 in the aggregate of its outstanding common stock in the open market at a price per share that meets certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

        As of March 31, 2017, the Company had repurchased a total of 0.5 shares of its common stock in the open market under the stock repurchase program since the program's inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $293 available for additional repurchases under the program. During the three months ended March 31, 2017, the Company did not repurchase any shares of the Company's common stock under the stock repurchase program. During the three months ended March 31, 2016, the Company repurchased a total of 0.4 shares of the Company's common stock in the open market for $5 under the stock repurchase program. The shares were repurchased at an average price of $13.92 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2017 and 2016:

	For the Three Months Ended March 31,
	2017	2016
Net increase in stockholders' equity resulting from operations available to common stockholders	$118	$132
Weighted average shares of common stock outstanding—basic and diluted	422	314
Basic and diluted net increase in stockholders' equity resulting from operations per share	$0.28	$0.42

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the three months ended March 31, 2017 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2017. For the three months ended March 31, 2016, the average closing price of the Company's common stock was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2016, as well as for the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes, the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes had no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the three months ended March 31, 2017 and 2016:

Date declared	Record date	Payment date	Per share amount	Total amount
February 22, 2017	March 15, 2017	March 31, 2017	$0.38	$162

Total declared and payable for the three months ended March 31, 2017			$0.38	$162

February 26, 2016	March 15, 2016	March 31, 2016	$0.38	$120

Total declared and payable for the three months ended March 31, 2016			$0.38	$120

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the three months ended March 31, 2017 and 2016, was as follows:

	For the Three Months Ended March 31,
	2017	2016
Shares issued	0.4	—
Average issue price per share	$17.38	$—
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	—	0.4
Average purchase price per share	$—	$14.98

12.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the three months ended March 31, 2017 and 2016, the Company's investment adviser or its affiliates incurred such expenses totaling $1 and $2, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For each of the three months ended March 31, 2017 and 2016, amounts payable to the Company under these subleases totaled $2.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For each of the three months ended March 31, 2017 and 2016, amounts payable to Ares Management LLC under these subleases totaled $0.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For each of the three months ended March 31, 2017 and 2016, amounts payable to the Company under these agreements totaled $0.

        As part of the American Capital Acquisition, the Company assumed a long term incentive plan liability related to certain employees of a subsidiary of ACAM, which is now a subsidiary of IHAM. The liability is determined based on the fair value of certain investments acquired in the American Capital Acquisition. As of March 31, 2017, the liability amount was estimated to be $22 and is included within accounts payable and other liabilities in the Company's consolidated balance sheet. This liability will be paid on an annual basis based on exited investments in a given calendar year and the value received upon their exit.

        See Notes 3, 4, 6 and 14 for descriptions of other related party transactions.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the three months ended March 31, 2017 and 2016:

	As of and For the Three Months Ended March 31,
Per Share Data:	2017	2016
Net asset value, beginning of period(1)	$16.45	$16.46
Issuances of common stock (see Note 14)	(0.01)	—
Deemed contribution from Ares Capital Management (See Note 14)	0.12	—
Issuance of convertible notes	0.04	—
Net investment income for period(2)	0.22	0.36
Net realized and unrealized gains for period(2)	0.06	0.06

Net increase in stockholders' equity	0.43	0.42
Total distributions to stockholders	(0.38)	(0.38)

Net asset value at end of period(1)	$16.50	$16.50

Per share market value at end of period	$17.38	$14.84
Total return based on market value(3)	7.70%	6.81%
Total return based on net asset value(4)	3.51%	2.45%
Shares outstanding at end of period	426	314
Ratio/Supplemental Data:
Net assets at end of period	$7,035	$5,180
Ratio of operating expenses to average net assets(5)(6)	11.93%	10.08%
Ratio of net investment income to average net assets(5)(7)	6.15%	8.73%
Portfolio turnover rate(5)	37%	21%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
For the three months ended March 31, 2017, the total return based on market value equaled the increase of the ending market value at March 31, 2017 of $17.38 per share from the ending market value at December 31, 2016 of $16.49 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2017, divided by the market value at December 31, 2016. For the three months ended March 31, 2016, the total return based on market value equaled the increase of the ending market value at March 31, 2016 of $14.84 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the market value at December 31, 2015. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the three months ended March 31, 2017, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2017, divided by the beginning net asset value for the period. For the three months ended March 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the three months ended March 31, 2017, the ratio of operating expenses to average net assets consisted of 2.59% of base management fees, 3.16% of income based fees and capital gains incentive fees, 3.69% of the cost of borrowing and 2.49% of other operating expenses. For the three months ended March 31, 2016, the ratio of operating expenses to average net assets consisted of 2.69% of base management fees, 2.26% of income based fees and capital gains incentive fees, 3.89% of the cost of borrowing and 1.24% of other operating expenses.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

14.   AMERICAN CAPITAL ACQUISITION

        On May 23, 2016, the Company entered into a definitive agreement (the "Merger Agreement") to acquire American Capital.

        On the Acquisition Date, the Company completed the American Capital Acquisition pursuant to the terms and conditions of the Merger Agreement. Pursuant to the Merger Agreement, American Capital shareholders received total consideration of approximately $18.06 per share comprised of: (i) $14.41 per share from the Company consisting of approximately $6.48 per share of cash (including a make-up dividend in the amount of $0.07 per share) and 0.483 shares of the Company's common stock for each American Capital share at a value of $7.93 per American Capital share (based on the closing price per share of the Company's common stock on the Acquisition Date), (ii) $2.45 per share of cash from American Capital's sale of American Capital Mortgage Management, LLC, and (iii) approximately $1.20 per share of cash as transaction support provided by Ares Capital Management acting solely on its own behalf. As of the Acquisition Date, the transaction was valued at approximately $4.2 billion. The total cash and stock consideration paid by the Company was $3.3 billion. In connection with the stock consideration, the Company issued approximately 112 shares of its common stock to American Capital's then-existing stockholders (including holders of outstanding in-the-money American Capital stock options), thereby resulting in the Company's then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company. In addition, in connection with the American Capital Acquisition, Ares Capital Management agreed to waive certain income based fees as described in Note 3.

        The American Capital Acquisition was accounted for in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations-Related Issues. The fair value of the merger consideration paid by the Company was allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and did not give rise to goodwill. Since the fair value of the net assets acquired exceeded the fair value of the merger consideration paid by the Company, the Company recognized a deemed contribution from Ares Capital Management.

        The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the American Capital Acquisition:

Common stock issued by the Company	$1,839
Cash consideration paid by the Company	1,502
Deemed contribution from Ares Capital Management	54

Total purchase price	$3,395

Assets acquired:
Investments(1)	$2,543
Cash and cash equivalents	961
Other assets(2)	117

Total assets acquired	$3,621
Liabilities assumed(3)	(226)

Net assets acquired	$3,395

(1)
Investments acquired were recorded at fair value, which is also the Company's initial cost basis.

(2)
Other assets acquired in the American Capital Acquisition consisted of the following:

Receivable for open trades	$45
Escrows receivable	41
Interest receivable	9
Other assets	22

Total	$117

(3)
Liabilities assumed in the American Capital Acquisition consisted of the following:

Severance and other payroll related	$95
Lease abandonments	55
Long term incentive plan (see Note 12)	31
Escrows payable	25
Other liabilities	20

Total	$226

        During the three months ended March 31, 2017, the Company incurred $26 in professional fees and other costs related to the American Capital Acquisition, including $18 in one-time investment banking fees incurred upon the closing of the American Capital Acquisition, $3 in legal fees and $3 in additional administrative fees (see Note 3).

15.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, American Capital and Allied Capital were involved in various legal proceedings that the Company assumed in connection with the American Capital Acquisition and the Allied Acquisition, respectively. Furthermore, third parties may try to seek to impose liability on the Company in connection with the Company's activities or the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported fraudulent transfer involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425, of which the complaint states the Company's individual share is approximately $117, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

        On or about February 10, 2017, shareholders of American Capital filed a second consolidated amended putative shareholder class action complaint allegedly on behalf of holders of the common stock of American Capital against the former members of American Capital's board of directors and certain former American Capital officers (collectively, the "American Capital defendants"), as well as Elliott Management Corporation, Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. (collectively "Elliott") in the Circuit Court for Montgomery County, Maryland challenging the American Capital Acquisition. This action is a consolidation of putative shareholder complaints filed against the directors of American Capital on June 24, 2016, July 12, 2016, July 21, 2016 and July 27, 2016, which were consolidated and in which an amended consolidated putative shareholder class action complaint was filed on August 18, 2016. The action alleges that the directors, officers and Elliott failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by hastily commencing a sales process due to the board's manipulation by Elliott. In the alternative, the complaint alleges Elliott aided and abetted breaches of fiduciary duty by the American Capital directors and officers. The complaint also alleges that the directors and officers failed to obtain for the shareholders the highest value available in the marketplace for their shares in the American Capital Acquisition. The complaint further alleges that the merger was the product of a flawed process due to Elliott's continued manipulation, the use of deal protection devices in the American Capital Acquisition that precluded other bidders from making a higher offer to American Capital and the directors' conflicts of interest due to special benefits, including the full vesting of American Capital stock options and incentive awards or golden parachutes the directors received upon consummation of the proposed merger. Additionally, the complaint alleges that the registration statement, which was filed with the SEC on July 20, 2016 and included a joint proxy statement to American Capital's shareholders, is materially false and misleading because it omits material information concerning the financial and procedural fairness of the American Capital Acquisition. The complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty and waste. The Company assumed this legal proceeding in connection with the American Capital Acquisition and believe that these claims are without merit. The American Capital defendants filed their motion to dismiss the second consolidated amended complaint on March 3, 2017. Elliott filed its motion to dismiss the second consolidated amended complaint on April 14, 2017. The plaintiffs' consolidated brief in opposition to the defendants' motions to dismiss is expected to be filed on May 9, 2017, and the defendants' replies in support of their motions are due on May 26, 2017. The hearing on these motions is scheduled for June 9, 2017 before Judge Ronald Rubin of the Circuit Court for Montgomery County, Maryland.

16.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2017.

PART C

Other information

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

              The following statements of the Company are included in Part A of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Statement of Eligibility of Trustee on Form T-1(4)
(d)(3)	Form of Subscription Certificate(5)
(d)(4)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(6)
(d)(5)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(6)
(d)(6)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(7)

(d)(7)	Form of 6.875% Notes due 2047(7)
(d)(8)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as trustee(8)
(d)(9)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(10)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between Ares Capital Corporation and U.S. Bank National Association, as trustee(10)
(d)(11)	Form of 4.875% Senior Notes due 2018(10)
(d)(12)	Fifth Supplemental Indenture, dated as of November 21, 2014, relating to the 3.875% Notes due 2020, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(13)	Form of 3.875% Notes due 2020(11)
(d)(14)	Sixth Supplemental Indenture, dated as of September 9, 2016, relating to the 3.625% Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(15)	Form of 3.625% Notes due 2022(12)
(d)(16)	Indenture, dated as of October 10, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(17)	Form of 4.75% Convertible Senior Notes due 2018(13)
(d)(18)	Indenture, dated as of July 19, 2013, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(19)	Form of 4.375% Convertible Senior Notes due 2019(14)
(d)(20)	Indenture, dated as of January 27, 2017, between Ares Capital Corporation and U.S. Bank National Association, as Trustee(15)
(d)(21)	Form of 3.75% Convertible Senior Notes due 2022(15)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(16)
(f)	Not Applicable
(g)(1)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(17)
(g)(2)	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between Ares Capital Corporation and Ares Capital Management LLC(18)
(h)(1)	Form of Underwriting Agreement for Equity Securities*
(h)(2)	Form of Underwriting Agreement for Debt Securities*
(h)(3)	Form of Equity Distribution Agreement*
(i)	Not Applicable
(j)(1)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between Ares Capital Corporation and U.S. Bank National Association(19)

(j)(2)	Amendment No. 1, dated as of December 19, 2014, to the Amended and Restated Custodian Agreement dated as of May 15, 2009, by and among Ares Capital Corporation and U.S. Bank National Association(20)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(21)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(22)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(23)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and members of Ares Capital Management LLC investment committee(23)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(24)
(k)(6)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(25)
(k)(7)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(24)
(k)(8)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(25)
(k)(9)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(24)
(k)(10)
Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(26)
(k)(11)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(27)
(k)(12)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(28)

(k)(13)	Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(29)
(k)(14)
Amendment No. 5 to the Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(25)
(k)(15)
Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(30)
(k)(16)
Amendment No. 8 to Loan and Servicing Agreement, dated as of January 3, 2017, among Ares Capital CP Funding LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender, as a lender and as the successor agent, Wells Fargo Securities, LLC, as the resigning agent, Bank of America, N.A., as a lender and U.S. Bank National Association, as trustee, bank and collateral custodian(31)
(k)(17)
Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(32)
(k)(18)
Sixth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2016, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(33)
(k)(19)
Seventh Amended and Restated Senior Secured Credit Agreement, dated as of January 4, 2017, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(31)
(k)(20)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(34)
(k)(21)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(34)
(k)(22)
Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(35)

(k)(23)	Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(36)
(k)(24)
Omnibus Amendment No. 3, dated as of June 30, 2015, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(37)
(k)(25)
Agreement and Plan of Merger, dated May 23, 2016, among Ares Capital Corporation, a Maryland corporation, American Capital, Ltd., a Delaware corporation, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC, and solely for the limited purposes set forth therein, Ares Capital Management LLC(18)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation*
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation*
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Report of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein(4)
(n)(3)	Consent of KPMG LLP relating to the financial statements of Senior Secured Loan Fund LLC*
(o)	Financial Statements of Senior Secured Loan Fund LLC as of and for the years ended December 31, 2016 and December 31, 2015 (audited)(1)
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(4)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges(4)
99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(38)
99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(38)
99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(38)
99.5	Form of Preliminary Prospectus Supplement For Rights Offerings(38)
99.6	Form of Preliminary Prospectus Supplement For Warrant Offerings(38)
99.7	Form of Preliminary Prospectus Supplement For Unit Offerings(38)
99.8	Form of Preliminary Prospectus Supplement For Retail Notes Offerings(39)

99.9	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings(39)

*
Filed herewith.

(1)
Incorporated by reference to Exhibits 3.1 and 99.1, as applicable, to the Company's Form 10-K (File No. 814-00663) for the year ended December 31, 2016, filed on February 22, 2017.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibit (d) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits (d)(2), (n)(2), (r) and 99.1, as applicable, to the Registrant's Pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-212142), filed on June 14, 2017.

(5)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(6)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N 2/A (File No. 333-133755), filed on June 21, 2006.

(7)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(8)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(9)
Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(10)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(11)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 21, 2014.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 19, 2016.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(15)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 23, 2017.

(16)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(17)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(18)
Incorporated by reference to Exhibits 2.1 and 99.1, as applicable to the Registrant's Form 8-K (File No. 814-00663), filed on May 26, 2016.

(19)
Incorporated by reference to Exhibit (j) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(20)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2014, filed on February 26, 2015.

(21)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(22)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(23)
Incorporated by reference to Exhibits (k)(3) and (k)(4), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(24)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(25)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(26)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(27)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(28)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(29)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(30)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(31)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 4, 2017.

(32)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(33)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 18, 2016.

(34)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(35)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(36)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(37)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on July 1, 2015.

(38)
Incorporated by reference to Exhibit 99.4 to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-181563), filed on July 19, 2012.

(39)
Incorporated by reference to Exhibits 99.8 and 99.9, as applicable, to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-195748), filed on June 26, 2014.

ITEM 26.    MARKETING ARRANGEMENTS

              The information contained under the heading "Plan of Distribution" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$302,100	*
NASDAQ Global Select Market Additional Listing Fee	$100,000	(1)
FINRA filing fee	$500
Accounting fees and expenses	$60,000	(1)
Legal fees and expenses	$400,000	(1)
Printing	$75,000	(1)
Miscellaneous fees and expenses	$25,000	(1)

Total	$962,600	(1)

*
This amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

(1)
These amounts are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

              The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

10th Street Equity, LLC (Delaware)	100%
AC Corporate Holdings, Inc. (Delaware)	100%
A.C. Corporation (Delaware)	100%
AC Notes Holdings LLC (Delaware)	100%
A.C., LP (Delaware)	100%
ACAS, LLC (Delaware)	100%
ACAS CRE CDO 2007-1 Depositor, LLC (Delaware)	100%
ACE Acquisition Holdings, LLC (Delaware)	100%
Allbridge Equity, LLC (Delaware)	100%
Allbridge Financial LLC (Delaware)	100%
Allied Asset Holdings, LLC (Delaware)	100%
American Capital Agent Services, LLC (Delaware)	100%
ARCC ABB LLC (Delaware)	100%
ARCC AXC LLC (Delaware)	100%
ARCC Balko LLC (Delaware)	100%
ARCC BM LLC (Delaware)	100%
ARCC C&C Holdco, LLC (Delaware)	99.5%
ARCC CCS, Inc. (Delaware)	100%
ARCC OTG Preferred Corp. (f/k/a ARCC CG Corp.) (Delaware)	100%
ARCC CIC Flex Corporation (Delaware)	100%
ARCC CLPB Corporation (Delaware)	100%
ARCC Covestia Corp. (Delaware)	100%
ARCC CP LLC (Delaware)	100%
ARCC Crescent LLC (Delaware)	100%
ARCC ECG LLC (Delaware)	100%
ARCC ED Corp. (Delaware)	100%
ARCC EP Corp. (Delaware)	100%
ARCC FD Corp. (Delaware)	100%
ARCC FM Corp. (Delaware)	100%
ARCC GAC LLC (Delaware)	100%
ARCC GF, LLC (Delaware)	100%
ARCC GF1 Corp. (Delaware)	100%
ARCC H8 Corp. (Delaware)	100%
ARCC HBF LLC (Delaware)	100%
ARCC HT Corp. (f/k/a ARCC Sage Inc.) (Delaware)	100%
ARCC IGS Corp. (Delaware)	100%
ARCC Imperial Corporation (Delaware)	100%
ARCC Imperial POF LLC (f/k/a Amerex Equity LLC) (Delaware)	100%
ARCC Imperial LLC (Delaware)	100%
ARCC JTC, LLC (Delaware)	100%
ARCC LSQ LLC (Delaware)	100%
ARCC MCF I, LLC (f/k/a Dynamic Equity, LLC) (Delaware)	100%
ARCC MCF 2 LLC (Delaware)	100%
ARCC NPA Corp. (f/k/a ARCC PSSI Corp.) (Delaware)	100%

ARCC NR LLC (Delaware)	100%
ARCC OTG Corp. (Delaware)	100%
ARCC PCGI III AIV Blocker, Inc. (Delaware)	100%
ARCC PCP G.P., LLC (Delaware)	100%
ARCC PCP L.P., LLC (Cayman Islands)	100%
ARCC PF LLC (Delaware)	100%
ARCC PH Corp. (Delaware)	100%
ARCC PJMB LLC (Delaware)	100%
ARCC PT Corp. (Delaware)	100%
ARCC RB LLC (Delaware)	100%
ARCC S2 LLC (f/k/a/ AC Postle, LLC) (Delaware)	100%
ARCC SC LLC (Delaware)	100%
ARCC SK Blocker Corp. (Delaware)	100%
ARCC Universal Corp. (Delaware)	100%
ARCC VP LLC (Delaware)	100%
Ares Capital CP Funding Holdings LLC (Delaware)	100%
Ares Capital JB Funding LLC (Delaware)	100%
Ares Venture Finance GP LLC (Delaware)	100%
Ares Venture Finance, L.P. (Delaware)	100%
Calder Equity, LLC (Delaware)	100%
Capital Placement Holdings, Inc. (Delaware)	100%
Cleveland East Equity, LLC (Delaware)	100%
Crescent Equity Corp. (Delaware)	86.26%
ECAS 2016 Ltd. (Guernsey)	100%
ECAS Agent S.A.S. (France)	100%
ECAS S.AR.L. (Luxembourg)	100%
ECAS II S.AR.L. (Luxembourg)	100%
European Capital Limited (Guernsey)	100%
European Capital S.A. Sicar (Luxembourg)	100%
GlobalCom Equity, LLC (Delaware)	100%
Ivy Hill Asset Management GP, LLC (Delaware)	100%
Multiad Equity Corp. (Delaware)	86.26%
NPH, Inc. (Maryland)	100%
S2 Equity Corp. (Delaware)	86.26%
Slate Equity, LLC (Delaware)	100%
Stag Equity, LLC (Delaware)	100%
Startec Equity, LLC (Delaware)	100%

Indirect Subsidiaries

              The following list sets forth each of our indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the sole member of such subsidiary:

ACAS CRE Services, LLC (Delaware)	100%
ACAS Real Estate Holdings Corporation (Delaware)	100%
Allied Crescent Equity, LLC (Delaware)	100%
Ares Capital CP Funding LLC (Delaware)	100%
Crescent Sliver Equity LLC (Delaware)	100%
HCI Equity, LLC (Illinois)	100%
PCP GHS Holdings Inc. (Delaware)	100%
PCP Wilcon Holdings Inc. (Delaware)	100%

              Each of our direct and indirect subsidiaries listed above is consolidated for financial reporting purposes.

              In addition, we may be deemed to control certain portfolio companies. See "Portfolio Companies" in the Prospectus.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of our common stock and each class of our senior securities (including bank loans) as of June 30, 2017.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	1,609 (including Cede & Co.)
Revolving Credit Facility	26
Revolving Funding Facility	2
SMBC Funding Facility	1
SBA Debentures	1
2018 Convertible Notes	54
2019 Convertible Notes	54
2022 Convertible Notes	33
2018 Notes	66
2020 Notes	42
January 2022 Notes	50
2047 Notes	70

ITEM 30.    INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to, with the approval of the board of directors or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser's investment committee and certain of our officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

              Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of ours pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which Ares Capital Management, and each partner, director or executive officer of Ares Capital Management, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding Ares Capital Management and its officers and directors are set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

  (1)
  the Company, Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167;

  (2)
  the transfer agent, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842;

  (3)
  the custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

  (4)
  our investment adviser, Ares Capital Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ITEM 33.    MANAGEMENT SERVICES

              Not Applicable.

ITEM 34.    UNDERTAKINGS

              The Registrant undertakes:

  (1)
  to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

  (2)
  if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

  (3)
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (a)
  to include any prospectus required by Section 10(a)(3) of the Securities Act;

  (b)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (c)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (4)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

  (5)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (6)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

  (7)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (a)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

  (b)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (c)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

  (8)
  to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event its shares of common stock are trading below its net asset value per share and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations;

  (9)
  to file, at the time of each offering of securities, appropriate legality opinions by post-effective amendment to the registration statement;

  (10)
  to file a post-effective amendment to the registration statement with respect to any offerings of subscription rights to purchase shares of our common stock; and

  (11)
  to file a post-effective amendment to the registration statement with respect to any offerings of units.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 31st day of July 2017.

ARES CAPITAL CORPORATION
By:	/s/ R. KIPP DEVEER R. Kipp deVeer Chief Executive Officer

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE	DATE

/s/ R. KIPP DEVEER R. Kipp deVeer	Chief Executive Officer and Director (principal executive officer)	July 31, 2017
/s/ PENNI F. ROLL Penni F. Roll	Chief Financial Officer (principal financial officer)	July 31, 2017
/s/ SCOTT C. LEM Scott C. Lem	Chief Accounting Officer, Vice President and Treasurer (principal accounting officer)	July 31, 2017
* Michael J Arougheti	Co-Chairman and Director	July 31, 2017
* Steve Bartlett	Director	July 31, 2017
* Ann Torre Bates	Director	July 31, 2017
* Daniel G. Kelly, Jr.	Director	July 31, 2017

SIGNATURE	TITLE	DATE

* Steven B. McKeever	Director	July 31, 2017
* Robert L. Rosen	Director	July 31, 2017
* Bennett Rosenthal	Co-Chairman and Director	July 31, 2017
* Eric B. Siegel	Director	July 31, 2017

*By:	/s/ JOSHUA M. BLOOMSTEIN Joshua M. Bloomstein Attorney-in-fact

EXHIBIT INDEX

Exhibits

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Statement of Eligibility of Trustee on Form T-1(4)
(d)(3)	Form of Subscription Certificate(5)
(d)(4)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(6)
(d)(5)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(6)
(d)(6)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(7)
(d)(7)	Form of 6.875% Notes due 2047(7)
(d)(8)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as trustee(8)
(d)(9)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(10)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between Ares Capital Corporation and U.S. Bank National Association, as trustee(10)
(d)(11)	Form of 4.875% Senior Notes due 2018(10)
(d)(12)	Fifth Supplemental Indenture, dated as of November 21, 2014, relating to the 3.875% Notes due 2020, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(13)	Form of 3.875% Notes due 2020(11)
(d)(14)	Sixth Supplemental Indenture, dated as of September 9, 2016, relating to the 3.625% Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(15)	Form of 3.625% Notes due 2022(12)
(d)(16)	Indenture, dated as of October 10, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(17)	Form of 4.75% Convertible Senior Notes due 2018(13)
(d)(18)	Indenture, dated as of July 19, 2013, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(19)	Form of 4.375% Convertible Senior Notes due 2019(14)

(d)(20)	Indenture, dated as of January 27, 2017, between Ares Capital Corporation and U.S. Bank National Association, as Trustee (15)
(d)(21)	Form of 3.75% Convertible Senior Notes due 2022(15)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(16)
(f)	Not Applicable
(g)(1)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(17)
(g)(2)	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between Ares Capital Corporation and Ares Capital Management LLC(18)
(h)(1)	Form of Underwriting Agreement for Equity Securities*
(h)(2)	Form of Underwriting Agreement for Debt Securities*
(h)(3)	Form of Equity Distribution Agreement*
(i)	Not Applicable
(j)(1)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between Ares Capital Corporation and U.S. Bank National Association(19)
(j)(2)	Amendment No. 1, dated as of December 19, 2014, to the Amended and Restated Custodian Agreement dated as of May 15, 2009, by and among Ares Capital Corporation and U.S. Bank National Association(20)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(21)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(22)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(23)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and members of Ares Capital Management LLC investment committee(23)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(24)
(k)(6)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(25)
(k)(7)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(24)
(k)(8)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(25)
(k)(9)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(24)

(k)(10)	Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(26)
(k)(11)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(27)
(k)(12)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(28)
(k)(13)
Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(29)
(k)(14)
Amendment No. 5 to the Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(25)
(k)(15)
Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(30)
(k)(16)
Amendment No. 8 to Loan and Servicing Agreement, dated as of January 3, 2017, among Ares Capital CP Funding LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender, as a lender and as the successor agent, Wells Fargo Securities, LLC, as the resigning agent, Bank of America, N.A., as a lender and U.S. Bank National Association, as trustee, bank and collateral custodian(31)
(k)(17)
Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(32)
(k)(18)
Sixth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2016, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(33)

(k)(19)	Seventh Amended and Restated Senior Secured Credit Agreement, dated as of January 4, 2017, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(31)
(k)(20)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(34)
(k)(21)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(34)
(k)(22)
Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(35)
(k)(23)
Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(36)
(k)(24)
Omnibus Amendment No. 3, dated as of June 30, 2015, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(37)
(k)(25)
Agreement and Plan of Merger, dated May 23, 2016, among Ares Capital Corporation, a Maryland corporation, American Capital, Ltd., a Delaware corporation, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC, and solely for the limited purposes set forth therein, Ares Capital Management LLC(18)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation*
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation*
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Report of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein(4)
(n)(3)	Consent of KPMG LLP relating to the financial statements of Senior Secured Loan Fund LLC*
(o)	Financial Statements of Senior Secured Loan Fund LLC as of and for the years ended December 31, 2016 and December 31, 2015 (audited)(1)
(p)	Not Applicable
(q)	Not Applicable

(r)	Code of Ethics(4)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges(4)
99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(38)
99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(38)
99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(38)
99.5	Form of Preliminary Prospectus Supplement For Rights Offerings(38)
99.6	Form of Preliminary Prospectus Supplement For Warrant Offerings(38)
99.7	Form of Preliminary Prospectus Supplement For Unit Offerings(38)
99.8	Form of Preliminary Prospectus Supplement For Retail Notes Offerings(39)
99.9	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings(39)

*
Filed herewith.

(1)
Incorporated by reference to Exhibits 3.1 and 99.1, as applicable, to the Company's Form 10-K (File No. 814-00663) for the year ended December 31, 2016, filed on February 22, 2017.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibit (d) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits (d)(2), (n)(2), (r) and 99.1, as applicable, to the Registrant's Pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-212142), filed on June 14, 2017.

(5)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(6)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N 2/A (File No. 333-133755), filed on June 21, 2006.

(7)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(8)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(9)
Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(10)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(11)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 21, 2014.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 19, 2016.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(15)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 23, 2017.

(16)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(17)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(18)
Incorporated by reference to Exhibits 2.1 and 99.1, as applicable to the Registrant's Form 8-K (File No. 814-00663), filed on May 26, 2016.

(19)
Incorporated by reference to Exhibit (j) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(20)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2014, filed on February 26, 2015.

(21)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(22)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(23)
Incorporated by reference to Exhibits (k)(3) and (k)(4), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(24)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(25)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(26)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(27)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(28)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(29)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(30)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(31)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 4, 2017.

(32)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(33)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 18, 2016.

(34)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(35)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(36)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(37)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on July 1, 2015.

(38)
Incorporated by reference to Exhibit 99.4 to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-181563), filed on July 19, 2012.

(39)
Incorporated by reference to Exhibits 99.8 and 99.9, as applicable, to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-195748), filed on June 26, 2014.